UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Amendment No. 1

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ X ]     Preliminary Proxy Statement

[     ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[     ]     Definitive Proxy Statement

[     ]     Definitive Additional Materials

[     ]     Soliciting Material Pursuant to §240.14a-12

MOD-PAC CORP.
(Name of Registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

[ ]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

Common Stock, par value $0.01 per share

Class B Stock, par value $0.01 per share

(2) Aggregate number of securities to which transaction applies:

1,883,682 shares of Common Stock and 290,250 shares of Common Stock underlying outstanding options with an exercise price of $8.40 or less; and 269,888 shares of Class B Stock

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Exchange Act Rule 0-11(c), the filing fee of $2,616 was determined by multiplying 0.00013640 by the aggregate merger consideration of $19,178,872. The aggregate merger consideration was calculated based on the sum of (i) 1,883,682 outstanding shares of Common Stock as of May 9, 2013 to be acquired pursuant to the merger multiplied by the merger consideration of $8.40 per share, (ii) 269,882 outstanding shares of Class B Stock as of May 9, 2013 to be acquired pursuant to the merger multiplied by the merger consideration of $8.40 per share and (iii) 290,250 outstanding shares of Common Stock underlying outstanding options as of May 9, 2013 to be acquired pursuant to the merger with an exercise price of $8.40 or less multiplied by the excess of the merger consideration of $8.40 per share over the weighted average exercise price of $4.65.

(4) Proposed maximum aggregate value of transaction: $19,178,872

(5) Total fee paid: $2,616

[ X ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PRELIMINARY COPY—SUBJECT TO COMPLETION

 MOD-PAC Corp.

Dear Shareholder of MOD-PAC Corp.:

You are cordially invited to attend a special meeting of the shareholders of MOD-PAC Corp., a New York corporation (referred to as the “Company”, “we”, “our” or “us”), which we will hold at ____________________________________, on ______________, 2013, at__________ local time.

At the special meeting, holders of our Common Stock, par value $0.01 per share (referred to as “Common Stock”), and our Class B Stock, par value $0.01 per share (referred to as “Class B Stock” and, together with the Common Stock, “Company Stock”), voting as one class, will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, referred to as the “Merger Agreement”), dated as of April 11, 2013, by and among the Company, Rosalia Capital LLC, a Delaware limited liability company (referred to as “Parent”) and Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent (referred to as “Merger Sub”), and to approve the merger contemplated by the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (referred to as the “Merger”) and the separate corporate existence of Merger Sub will cease. The Company will be the surviving corporation in the Merger and will continue to be a New York corporation immediately after the merger.

If the Merger is completed, then each share of Common Stock and each share of Class B Stock will be converted into the right to receive $8.40 in cash (other than shares held by Messrs. Kevin T. Keane and Daniel G. Keane, certain of their respective family members and certain related entities and trusts for the benefit of their respective family members, collectively referred to as the Family Shareholders, shares held by LeCaron Enterprises Corp., referred to as Family Corp., any subsidiary of Family Corp. (including Parent and Merger Sub), the Company, or any wholly owned subsidiary of the Company or held in the Company’s treasury, and shares of Class B Stock as to which dissenters’ rights are exercised). As a result of the Merger, the Company will be privately owned and will be controlled by Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders through their beneficial ownership of Parent.

Parent and Merger Sub are beneficially owned by Messrs. Kevin T. Keane and Mr. Daniel G. Keane, who together with the other Family Shareholders, also beneficially own, in the aggregate, approximately 18.7% of the total number of outstanding shares of Common Stock (excluding options) and approximately 51.9% of the total number of outstanding shares of Class B Stock, representing approximately 41.0% of the total voting power of the outstanding Company Stock.

To assist in evaluating the fairness of the Merger to our shareholders, our board of directors (referred to as the “Board”) formed a special committee consisting entirely of independent directors (referred to as the “Special Committee”) to consider and negotiate the terms and conditions of the Merger and to make a recommendation to the Board.

The Board (other than Messrs. Kevin T. Keane and Daniel G. Keane who abstained and recused themselves from all discussions relating to the Merger), after receiving the recommendation of the Special Committee, has adopted the Merger Agreement and approved the transactions contemplated by the Merger Agreement, including the Merger, and determined that the Merger is fair, advisable, and in the best interests of the Company and its unaffiliated shareholders, within the meaning of Rule 13e-3 under the Exchange Act. The Board unanimously (other than Messrs. Kevin T. Keane and Daniel G. Keane) recommends that the shareholders of the Company vote “FOR” the proposal to adopt the Merger Agreement and approve the Merger. In arriving at its recommendation of the Merger Agreement and the Merger, the Board and the Special Committee carefully considered a number of factors that are described in the enclosed proxy statement.

The enclosed proxy statement describes the Merger Agreement, the Merger and related agreements and provides specific information concerning the special meeting. In addition, you may obtain information about us from documents filed with the Securities and Exchange Commission, referred to as the SEC. We urge you to, and you should, read the entire proxy statement carefully, including the appendices, as well as the Schedule 13E-3, including the exhibits attached thereto, filed with the SEC, as they set forth the details of the Merger Agreement and other important information related to the Merger.

Your vote is very important. The Merger cannot be completed unless holders of two-thirds of the aggregate voting power of the outstanding shares of Company Stock vote in favor of approving the Merger and adopting the Merger Agreement. In addition, the Merger Agreement contains a non-waiveable condition to the consummation of the Merger requiring that a majority of the votes cast at the special meeting, excluding the votes in respect of shares beneficially owned by Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders, and their respective affiliates and associates, be cast in favor of approving the Merger and adopting the Merger Agreement, referred to as the Public Shareholder Approval. Each holder of Common Stock as of the close of business on the record date has one vote for each share of Common Stock owned by such shareholder as of such date and time. Each holder of Class B Stock as of the close of business on the record date has ten votes for each share of Class B Stock owned by such shareholder at such date and time.

While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the special meeting. Accordingly, we have enclosed a proxy that will enable your shares to be voted on the matters to be considered at the special meeting even if you are unable to attend. If you desire your shares to be voted in accordance with the Board’s recommendation, you need only sign, date and return the proxy in the enclosed postage-paid envelope. Otherwise, please mark the proxy to indicate your voting instructions; date and sign the proxy; and return it in the enclosed postage-paid envelope. You also may submit a proxy by using a toll-free telephone number or the Internet. We have provided instructions on the proxy card for using these convenient services.

If you sign, date and return your proxy card without indicating how you wish to vote (unless you revoke your proxy or attend the special meeting in person and vote), your proxy will be voted in favor of the approval of the Merger and adoption of the Merger Agreement and the proposal to adjourn the special meeting to solicit additional proxies, if necessary. If you fail to vote or submit your proxy, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the approval of the Merger and the adoption of the Merger Agreement, but will not affect the vote regarding the adjournment of the special meeting to solicit additional proxies, if necessary.

If your shares are held by a bank, broker or other nominee on your behalf in “street name”, your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.

In accordance with applicable rules, banks, brokers and other nominees who hold shares of Company Stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the approval of the Merger and adoption of the Merger Agreement. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares they may not vote such shares with respect to the approval of the Merger and adoption of the Merger Agreement. Under such circumstance, a “broker non-vote” would arise. Broker non-votes, if any, will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote against the approval of the Merger and adoption of the Merger Agreement. In addition, because a broker non-vote is not a vote cast, broker non-votes will not have the effect of either a vote for or against the proposal to approve the Merger for purposes of the Public Shareholder Approval, which requires the approval of a majority of the votes cast by shareholders other than the Family Shareholders or any of their respective affiliates or associates at the special meeting. Broker non-votes will have no effect on any proposal to adjourn the Special Meeting to solicit additional proxies, if necessary, if there are insufficient votes at the time of the Special Meeting to approve the Merger and adopt the Merger Agreement.  For shares of Company Stock held in “street name”, only shares of Company Stock affirmatively voted for approval of the Merger and adoption of the Merger Agreement will be counted as a favorable vote for such proposal.

Submitting a proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Sincerely,

David B. Lupp
Chief Operating Officer and Chief Financial Officer

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the merits or fairness of the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement is dated ____________, 2013 and is first being mailed to shareholders on or about __________, 2013

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of MOD-PAC Corp.

NOTICE IS HEREBY GIVEN that a special meeting of the Shareholders of MOD-PAC Corp. (referred to as the “Company”, “we”, “our” or “us”) will be held at ________________________________, New York, at _____ local time on ______________, 2013, referred to as the Special Meeting, for the following purposes:

1.

to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, referred to as the “Merger Agreement”), dated as of April 11, 2013, by and among the Company, Rosalia Capital LLC, a Delaware limited liability company (referred to as “Parent”), and Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent (referred to as “Merger Sub”) and to approve the merger contemplated by the Merger Agreement (referred to as the “Merger”);

2.

to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger and adopt the Merger Agreement; and

3.

to act upon other business as may properly come before the Special Meeting (provided the Company does not know, at a reasonable time before the Special Meeting, that such matters are to be presented at the meeting) or any adjournment or postponement thereof.

The holders of record of our Common Stock, par value $0.01 per share (referred to as “Common Stock”), and our Class B Stock, par value $0.01 per share (referred to as “Class B Stock” and, together with the Common Stock, referred to as “Company Stock”), voting as a class, at the close of business on _____________, 2013, are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. All shareholders of record are cordially invited to attend the Special Meeting in person. A list of our shareholders will be available at our headquarters located at 1801 Elmwood Avenue, Buffalo, New York, NY 14207, during ordinary business hours for ten days prior to the Special Meeting.

Parent and Merger Sub are beneficially owned by Messrs. Kevin T. Keane and Daniel G. Keane, who also beneficially own approximately 18% of the total number of outstanding shares of the Common Stock (excluding options) and approximately 51.9% of the total number of outstanding shares of the Class B Stock, representing approximately 41% of the total voting power of the outstanding Company Stock. Immediately prior to the effective time of the Merger, (i) Kevin T. Keane and Daniel G. Keane, certain of their respective family members and certain related entities and trusts for the benefit of their respective family members (collectively, referred to as the “Family Shareholders”) will convert all of their shares of Class B Stock into shares of Common Stock and then assign, transfer, convey and deliver all of the shares of the Company’s Common Stock owned by such parties, including the shares received upon such conversion (collectively referred to as the “Family Shares”), to LeCaron Enterprises Corp. a Delaware corporation controlled by Messrs. Kevin T. Keane and Daniel G. Keane (referred to as, “Family Corp.”) in exchange for equity interests in Family Corp. and (ii) Family Corp. will contribute all of the Family Shares to Parent in exchange for equity interests in Parent. As a result of the Merger, the Company will be privately owned and will be controlled by Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders through their beneficial ownership of Parent.

We have described the Merger Agreement and the Merger in the accompanying proxy statement, which you should read in its entirety before voting. A copy of the Merger Agreement is attached as Annex A to the proxy statement.

To assist in evaluating the fairness of the Merger to our shareholders, our board of directors (referred to as the “Board”) formed a special committee, referred to as the “Special Committee”, consisting entirely of independent directors, to consider and negotiate the terms and conditions of the Merger and to make a recommendation to the Board. The Board (other than Messrs. Kevin T. Keane and Daniel G. Keane who abstained and recused themselves from all discussions relating to the Merger), after receiving the recommendation of the Special Committee, has adopted the Merger Agreement and approved the transactions contemplated by the Merger Agreement, including the Merger, and determined that the Merger is fair, advisable, and in the best interests of the Company and its unaffiliated shareholders. The Board unanimously (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger) recommends that the shareholders of the Company vote “FOR” the proposal to adopt the Merger Agreement and approve the Merger. In arriving at its recommendation of the Merger Agreement and the Merger, the Board (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger) and the Special Committee carefully considered a number of factors which are described in the accompanying proxy statement.

Your vote is important, regardless of the number of shares of Company Stock you own. The approval of the Merger and the adoption of the Merger Agreement require, under New York law, the affirmative vote of holders of two-thirds of the aggregate voting power of the outstanding shares of Company Stock. In addition, the Merger Agreement contains a non-waiveable condition to the consummation of the Merger requiring that a majority of the votes cast by shareholders at the Special Meeting, excluding the votes in respect of shares beneficially owned by Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders, and their respective affiliates and associates, approve the Merger and adopt the Merger Agreement, referred to as the Public Shareholder Approval. The proposal to adjourn the Special Meeting to solicit additional proxies, if necessary, requires the affirmative vote of holders of a majority of the voting power present in person or by proxy and entitled to vote thereon. Each holder of Common Stock as of the close of business on the record date has one vote for each share of Common Stock owned by such shareholder as of such date and time. Each holder of Class B Stock as of the close of business on the record date has ten votes for each share of Class B Stock owned by such shareholder at such date and time.

Even if you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy card and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend. You also may submit a proxy by using a toll-free telephone number or the Internet. We have provided instructions on the proxy card for using these convenient services.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the approval of the Merger and adoption of the Merger Agreement and the proposal to adjourn the Special Meeting to solicit additional proxies, if necessary (unless you revoke your proxy or attend the Special Meeting in person and vote). If you fail to vote or submit your proxy, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against the approval of the Merger and the adoption of the Merger Agreement, but will not affect the vote regarding the adjournment of the Special Meeting to solicit additional proxies, if necessary.

If your shares are held by a bank, broker or other nominee on your behalf in “street name”, your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.

In accordance with applicable rules, banks, brokers and other nominees who hold shares of Company Stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the approval of the Merger and adoption of the Merger Agreement. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares they may not vote such shares with respect to the approval of the Merger and adoption of the Merger Agreement. Under such circumstance, a “broker non-vote” would arise. Broker non-votes, if any, will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote against the approval of the Merger and adoption of the Merger Agreement, In addition, because a broker non-vote is not a vote cast, broker non-votes will not have the effect of either a vote for or against the proposal to approve the Merger for purposes of the Public Shareholder Approval, which requires the approval of a majority of the votes cast by the shareholders other than the Family Shareholders or any of their respective affiliates or associates at the Special Meeting to approve the Merger and adopt the Merger Agreement. Broker non-votes will have no effect on any proposal to adjourn the Special Meeting to solicit additional proxies, if necessary, if there are insufficient votes at the time of the Special Meeting to approve the Merger and adopt the Merger Agreement.  For shares of Company Stock held in “street name”, only shares of Company Stock affirmatively voted for approval of the Merger and adoption of the Merger Agreement will be counted as a favorable vote for such proposal.

Your proxy may be revoked at any time before the vote at the Special Meeting by following the procedures outlined in the accompanying proxy statement. If you are a shareholder of record, attend the Special Meeting and wish to vote in person, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

John B. Drenning

Secretary

Dated _____________, 2013

Buffalo, New York

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card. You also may submit a proxy by using a toll-free telephone number or the Internet. We have provided instructions on the proxy card for using these convenient services. Remember, if you do not return your proxy card or vote by proxy via telephone or the Internet or if you abstain from voting, that will have the same effect as a vote “against” approval of the Merger and adoption of the Merger Agreement. If you are a shareholder of record, attend the Special Meeting and wish to vote in person, you may revoke your proxy and vote in person.

If you have any questions or need assistance in voting your shares of Company Stock, then please call Okapi Partners LLC, which is assisting the Company, toll-free at __________________.

TABLE OF CONTENT

SUMMARY TERM SHEET	1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	9

SPECIAL FACTORS	12

The Parties to the Merger	12
Background of the Merger	12
Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger	21
Opinion of the Special Committee’s Financial Advisor	27
Purpose and Reasons of Family Corp., Parent, Merger Sub and the Family Shareholders for the Merger	33
Positions of the Family Shareholders as to the Fairness of the Merger	34
Positions of Family Corp., Parent and Merger Sub as to the Fairness of the Merger	38
Plans for the Company after the Merger	38
Certain Effects of the Merger	38
Financing of the Merger	41
Interests of the Company’s Directors and Executive Officers in the Merger	44
Projected Financial Information	45
Material United States Federal Income Tax Considerations	46
Anticipated Accounting Treatment of the Merger	48
Fees and Expenses	48
Litigation	48

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	49

THE SPECIAL MEETING	50

Date, Time and Place	50
Record Date and Quorum	50
Required Vote	50
Voting; Proxies; Revocation	50
Abstentions	52
Adjournments and Postponements	52
Solicitation of Proxies	52

THE MERGER AGREEMENT	52

Explanatory Note Regarding the Merger Agreement	53
Structure of the Merger	53
When the Merger Becomes Effective	53
Effect of the Merger on the Company Stock	53
Treatment of Stock Options and Employee Stock Purchase Plan	54
Payment for the Company Stock in the Merger	55
Representations and Warranties	55
Conduct of Business Pending the Merger	57
Other Covenants and Agreements	59
Conditions to the Merger	65
Termination	67
Fees and Expenses	68
Amendments and Waivers	69
Equitable Remedies	69

THE LIMITED GUARANTEE	70

i

CERTAIN AGREEMENTS INVOLVING COMPANY STOCK; CERTAIN TRANSACTIONS BETWEEN THE FAMILY SHAREHOLDERS AND THE COMPANY	70

Voting Agreement	70
Rollover Agreement	70
Contribution Agreement	71

PROVISIONS FOR PUBLIC SHAREHOLDERS	71

IMPORTANT INFORMATION CONCERNING THE COMPANY	71

Company Background	71
Directors and Executive Officers	71
Prior Public Offerings	73
Selected Financial Information	73
Market Price of the Company’s Common Stock	74
Security Ownership of Certain Beneficial Owners and Management	75
Ownership of Parent Following the Merger	76
Transactions in Company Stock	77

DISSENTERS’ RIGHTS	77

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS	80

SUBMISSION OF SHAREHOLDER PROPOSALS	80

WHERE YOU CAN FIND ADDITIONAL INFORMATION	80

ii

SUMMARY TERM SHEET

This Summary Term Sheet discusses selected information contained in this proxy statement including with respect to the Merger Agreement, as defined below, and the Merger, as defined below, and may not contain all the information about the Merger that is important to you. We encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. The items in this Summary Term Sheet include page references directing you to a more complete description of that topic in this proxy statement.

The Parties to the Merger Agreement

MOD-PAC CORP.

1801 Elmwood Avenue

Buffalo, New York 14207

Tel: (716) 873-0640

MOD-PAC Corp., referred to as the “Company”, “we”, “our” or “us”, is a New York corporation. The Company is an on-demand print services firm that is focused on the design and manufacture of folding cartons for a variety of industries. The Company creates custom folding cartons for branded and private label consumer products in the food and food service, healthcare, medical and automotive industries and a line of stock packaging products offered primarily to the retail confectionary industry. The Company also has a small personalized print product line that provides a comprehensive offering for consumer and corporate social occasions. See “Important Information Concerning the Company—Company Background” beginning on page 71.

Additional information about the Company is contained in its public filings, which are incorporated by reference herein. See “Where You Can Find Additional Information” beginning on page 80.

ROSALIA CAPITAL LLC

LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

Tel: N/A

Rosalia Capital LLC, referred to as “Parent”, is a Delaware limited liability company. Currently, the capital stock of Parent is owned by LeCaron Enterprises Corp., a Delaware corporation, referred to as “Family Corp.” Family Corp. is an entity formed and currently owned by Kevin T. Keane, the Chairman of our Board of Directors, and Daniel G. Keane, our President and Chief Executive Officer and a member of our Board of Directors. Messrs. Kevin T. Keane and Daniel G. Keane, certain of their family members, and certain related entities and trusts for the benefit of their family members (collectively referred to as the “Family Shareholders”) beneficially own approximately 18.7% of the Company’s outstanding shares of common stock, par value $0.01 per share, referred to as “Common Stock” and 51.9% of the Company’s outstanding Class B stock, par value $0.01 per share, referred to as “Class B Stock” and, together with the Common Stock, as “Company Stock”. Such ownership interests represent in the aggregate approximately 41.0% of the total voting power of the outstanding Company Stock. Immediately prior to the Merger, (i) the Family Shareholders will convert all of their shares of Class B Stock into shares of Common Stock and then assign, transfer, convey and deliver all of the shares of Common Stock owned by such parties, including the shares received upon such conversion (collectively referred to as the “Family Shares”), to Family Corp. in exchange for equity interests in Family Corp. and (ii) Family Corp. will contribute all of the Family Shares to Parent in exchange for equity interests in Parent. Parent has not engaged in any business other than in connection with the Merger and other related transactions. See “Special Factors—The Parties to the Merger—Parent” beginning on page12.

MANDAN ACQUISITION CORP.

LeCaron Enterprises Corp.
P. O. Box 754
Buffalo, New York 14207-0754

Tel: N/A

Mandan Acquisition Corp., referred to as “Merger Sub”, is a New York corporation. Merger Sub is a direct wholly owned subsidiary of Parent and was formed solely for the purpose of engaging in the Merger and other related transactions. Merger Sub has not engaged in any business other than in connection with the Merger and other related transactions. See “Special Factors—The Parties to the Merger—Merger Sub” beginning on page 12.

The Merger Proposal

You will be asked to consider and vote upon the proposal to adopt the Agreement and Plan of Merger, dated as of April 11, 2013, by and among the Company, Parent and Merger Sub, which, as it may be amended from time to time, is referred to as the “Merger Agreement” and is attached to this proxy statement as Annex A, and approve the merger contemplated thereby, which we refer to as the “Merger”. The Merger Agreement provides that Merger Sub will be merged with and into the Company, and each outstanding share of Company Stock, other than Excluded Shares and Dissenting Shares, as defined below, will be converted into the right to receive $8.40 in cash, without interest and less any required withholding taxes.

“Excluded Shares” are shares of Company Stock held by the Family Shareholders, Family Corp., any subsidiary of Family Corp. (including Parent and Merger Sub), the Company or any wholly owned subsidiary of the Company or held in the Company’s treasury. "Dissenting Shares” are shares of Class B Stock held by a shareholder (i) who shall have neither voted for, nor consented in writing to, the approval of the Merger and adoption of the Merger Agreement and (ii) who shall be entitled to and shall have demanded properly in writing appraisal of and payment for such shares in accordance with Sections 623 and 910 of the New York Business Corporation Law, referred to as the “NYBCL”. See the “Dissenters’ Rights” section beginning on page 77.

The terms of the Merger, including the amount of the merger consideration, were the result of extensive negotiations between the Special Committee (as defined below) of the Company’s Board of Directors and the Family Shareholders during which the Special Committee was deliberate in its process, taking over five months to analyze and evaluate the initial Family Shareholder acquisition proposal of the Family Shareholders submitted by Messrs. Kevin T. Keane and Daniel G. Keane and to negotiate with Messrs. Kevin T. Keane and Daniel G. Keane the terms and conditions of the proposed Merger. As such, the merger consideration represents a negotiated amount for the acquisition of the Company Stock not already owned by the Family Shareholders through the proposed Merger.

The Special Meeting (Page 50)

A special meeting of the Company’s shareholders, referred to as the “Special Meeting”, will be held at ______________________________, New York, on_____________, 2013, at _____ local time.

Record Date and Quorum (Page 50)

The holders of record of the Company Stock as of the close of business on ___________, 2013, the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of shares of Company Stock entitled to vote at the meeting and outstanding on the record date will constitute a quorum, permitting the Company to conduct its business at the Special Meeting.

Required Vote (Page 50)

As of the record date, there were (i) _________________ shares of Common Stock outstanding, of which the Family Shareholders may be deemed to beneficially own ______________ shares, representing in the aggregate approximately ___% of the outstanding shares of Common Stock and (ii) ________ shares of Class B Stock outstanding, of which the Family Shareholders may be deemed to beneficially own ______________ shares, representing in the aggregate approximately ___% of the outstanding shares of Class B Stock.

For the Company to complete the Merger, under New York law, shareholders holding at least two-thirds of the aggregate voting power of the Company Stock outstanding at the close of business on the record date must vote “FOR” the approval of the Merger and adoption of the Merger Agreement, referred to as the “Shareholder Approval”. Pursuant to the terms of a voting agreement, the Family Shareholders have agreed to vote all shares of Company Stock they beneficially own in favor of approving the Merger and adopting the Merger Agreement. See “Certain Agreements Involving Company Stock; Certain Transactions Between the Family Shareholders and the Company” beginning on page 70. As of the record date, the Family Shareholders beneficially hold, in the aggregate, approximately __% of the total voting power of the outstanding Company Stock.

In addition, the Merger Agreement contains a non-waiveable condition to the consummation of the Merger requiring that a majority of the votes cast at the Special Meeting by shareholders other than the votes cast with respect to shares beneficially owned by the Family Shareholders or any of their respective affiliates or associates (the “Public Shareholders”) be votes “FOR” the approval of the Merger and the adoption of the Merger Agreement, referred to as the “Public Shareholder Approval”.

Each holder of Common Stock as of the close of business on the record date has one vote for each share of Common Stock owned by such shareholder as of such date and time. Each holder of Class B Stock as of the close of business on the record date has ten votes for each share of Class B Stock owned by such shareholder at such date and time.

Except in their capacities as members of our Board of Directors and/or the Special Committee of independent, non-employee members of our Board of Directors formed to consider the Family Shareholders’ acquisition proposal submitted by Messrs. Kevin T. Keane and Daniel G. Keane to acquire the Company, as applicable, no officer or director of the Company, nor any of the Family Shareholders, has made any recommendation either in support of or in opposition to the Merger or the Merger Agreement. The directors and current executive officers of the Company have informed the Company that as of date of this proxy statement, they intend to vote in favor of the adoption of the Merger Agreement and the approval of the Merger. Our Board of Directors is referred to as the “Board of Directors” and the special committee of independent, non-employee directors our Board of Directors formed to consider the Family Shareholders’ acquisition proposal submitted by Messrs. Kevin T. Keane and Daniel G. Keane is referred to as the “Special Committee”. All references to the Board of Directors in this proxy statement relating to the Board of Directors’ consideration, discussion, evaluation, recommendation and/or approval of the Merger and the adoption of the Merger Agreement exclude Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger.

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the voting power of the Company Stock that is present in person or represented by proxy and entitled to vote thereon (even if less than a quorum is present at the meeting).

Providing Voting Instructions by Proxy

For a description of the methods by which you may provide voting instructions for the voting of your shares at the Special Meeting see “The Special Meeting-Voting ;Proxies; Revocation” beginning on page 50.

Certain Effects of the Merger (Page 38)

If the Shareholder Approval and Public Shareholder Approval are obtained and the other conditions to the closing of the Merger, referred to as the “Closing”, are either satisfied or waived, Merger Sub will be merged with and into the Company with the Company being the surviving corporation. Upon completion of the Merger, shares of Company Stock, other than Excluded Shares and Dissenting Shares, will be converted into the right to receive $8.40 per share, without interest and less any required withholding taxes. Following the completion of the Merger, Company Stock will no longer be publicly traded, and you will cease to have any ownership interest in the Company.

Treatment of Stock Options and Employee Stock Purchase Plan (Page 54)

Each Company stock option that is outstanding immediately prior to the effective time of the Merger (other than those held by Kevin T. Keane or Daniel G. Keane), whether or not then exercisable, will, as of the effective time of the Merger, referred to as the “Effective Time”, be cancelled (and to the extent formerly exercisable, shall no longer be exercisable) and will entitle each holder of such an option to receive a payment, if any, in cash from the Company (less any applicable withholding taxes) promptly following the Effective Time, equal to (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to such stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option (whether or not then vested or exercisable).

Each Company stock option held by Kevin T. Keane or Daniel G. Keane that is outstanding immediately prior to the Effective Time, whether or not exercisable, will remain outstanding following the Effective Time; provided that the number of shares of Company Stock subject to each such option and the exercise price per share of each such option shall be equitably adjusted to reflect the Merger.

The Employee Stock Purchase Plan, referred to as the ESPP, will be terminated effective as of the Effective Time, and all amounts contributed to the ESPP during the active offering period under the ESPP as of immediately prior to the Effective Time, increased by interest pursuant to the terms of the ESPP, will be returned to the participants in the ESPP, subject to applicable withholding taxes.

No Solicitation (see page 62)

Messrs. Kevin T. Keane and Daniel G. Keane have indicated that they have no interest in selling their equity interests in the Company and would vote against any other acquisition proposal.

The Merger Agreement provides that Company shall, and shall direct each of its subsidiaries and each of its and their representatives to, immediately cease any discussions, negotiations, or communications with any party with respect to any Takeover Proposal (as such term is defined in the Merger Agreement, as described in the “The Merger Agreement—Other Covenants and Agreements—No Solicitation” section beginning on page 62). In addition, the Merger Agreement states that the Company shall not, nor shall it authorize or permit any of its subsidiaries or their respective representatives (and shall use its reasonable best efforts to cause such persons not to) directly or indirectly:

•

initiate, induce, solicit, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any inquiry or the making, submission or announcement of any proposal that constitutes or would reasonably be expected to lead to a Takeover Proposal;

•

approve, adopt or recommend, or propose to approve, adopt or recommend, any Takeover Proposal or enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to, or that would reasonably be expected to lead to, any Takeover Proposal;

•

enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement or breach its obligations thereunder, or propose or agree to do any of the foregoing;

•	fail to enforce, or grant any waiver under, any standstill or similar agreement with any Person; or

•

engage in, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Person any information or data with respect to the Company in connection with or in response to, or otherwise cooperate with or take any other action to facilitate any proposal that (A) constitutes, or would reasonably be expected to lead to, any Takeover Proposal or (B) requires the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement.

However, prior to the receipt of the Shareholder Approval and Public Shareholder Approval, the Company may, in response to a bona fide written Takeover Proposal that did not result from a breach of the provisions summarized in the above paragraph, and subject to compliance with the conditions set forth in the Merger Agreement as described in the “The Merger Agreement—Other Covenants and Agreements—No Solicitation” section beginning on page 62).:

•	contact the party that submitted such Takeover Proposal to clarify the terms and conditions thereof; and

•

furnish information or data with respect to the Company or any of its subsidiaries to the person making such Takeover Proposal and its representatives in accordance with the requirements and restrictions set forth in the Merger Agreement as described in the “The Merger Agreement—Other Covenants and Agreements—No Solicitation” section beginning on page 62).

At any time prior to the Shareholder Approval and Public Shareholder Approval having been obtained, but not after, and provided that certain conditions specified in the Merger Agreement are met, the Special Committee may, in response to a Superior Proposal or an Intervening Event giving rise to a Superior Alternative (as such terms are defined in the Merger Agreement, as described in the “The Merger Agreement—Other Covenants and Agreements—No Solicitation” section beginning on page 62), effect a change in the recommendation of the Board of Directors (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger) that the shareholders of the Company vote “FOR” the proposal to adopt the Merger Agreement and approve the Merger, referred to as a “Change in the Company Recommendation”

Except as otherwise provided in the Merger Agreement, as described in the “The Merger Agreement—Other Covenants and Agreements—No Solicitation” section, neither the Board of Directors nor any committee thereof (including the Special Committee) will, directly or indirectly, effect a Change in the Company Recommendation, take any formal action or make any recommendation or public statement in connection with a tender offer or exchange offer other than a recommendation against such offer or a temporary “stop, look and listen” communication or approve any agreement, arrangement or understanding relating to, or that may reasonably be expected to lead to, any Takeover Proposal.

Conditions to the Merger (Page 65)

The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver, at or prior to the date of the consummation of the Merger, referred to as the “Closing Date”, of the following mutual conditions:

•	the Shareholder Approval shall have been obtained;

•	the Public Shareholder Approval shall have been obtained; and

•

no court or U.S. governmental entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

The obligation of Parent and Merger Sub to effect the Merger is subject to the satisfaction or waiver, at or prior to the Closing Date, of the following additional conditions:

•

the representations and warranties of the Company set forth in the Merger Agreement, disregarding all qualifications and exceptions as to materiality or Material Adverse Effect (as defined in the Merger Agreement, as described in "The Merger Agreement—Conditions to the Merger” section beginning on page 65), shall be true and correct, in each case, as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (or, if given, as a specific date, at and as of such date), except where such failures to be true and correct, taken as a whole, have not had and would not reasonably be expected to have a Material Adverse Effect, and Parent shall have received a certificate from the Company to such effect;

•

the Company shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement at or prior to the Closing Date, and Parent shall have received a certificate from the Company to such effect;

•

since December 31, 2012, there shall not have been any states of fact, events, changes, effects, developments, conditions or occurrences (or any worsening of any of the foregoing) that, when taken as a whole, have had or would reasonably be expected to have, a Material Adverse Effect;

•

Parent shall have received a certification from the Company to the effect that the Company is not (and was not at any time during the five-year period ending on the Closing Date) a “United States real property holding corporation” within the meaning of the Internal Revenue Code of 1986, as amended, referred to as the “Code”; and

•	the aggregate number of Dissenting Shares shall not exceed ten percent of the outstanding shares of Class B Stock immediately prior to the Effective Time.

The obligation of the Company to effect the Merger is subject to the satisfaction or waiver, at or prior to the Closing Date, of the following additional conditions:

•

the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement, disregarding all qualifications and exceptions as to materiality or Parent Material Adverse Effect (as such term is defined in the Merger Agreement, as described in "The Merger Agreement—Conditions to the Merger” section beginning on page 65), shall be true and correct, in each case, as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (or, if given, as a specific date, at and as of such date), except where such failures to be true and correct, taken as a whole, have not had and would not reasonably be expected to have a Parent Material Adverse Effect, and Company shall have received a certificate from Parent to such effect;

•

each of Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement and the Ancillary Agreements, as described below, to which it is a party at or prior to the Closing Date, and the Company shall have received a certificate from Parent to such effect; and

•	each of the Ancillary Agreements shall have been executed and delivered by each party thereto (except the Company).

 For purposes of this proxy statement, “Ancillary Agreements” refers collectively to the Limited Guarantee, as described in the “The Limited Guarantee” section beginning on page 70, and the Voting Agreement, the Rollover Agreement and the Contribution Agreement, as each is described in the “Certain Agreements Involving Company Stock; Certain Transactions Between the Family Shareholders and the Company” section beginning on page 70.

When the Merger Will be Completed

We anticipate completing the Merger during the third quarter of 2013, subject to receipt of the Shareholder Approval and the Public Shareholder Approval and the satisfaction of the other conditions to Closing.

Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger (Page 21)

The Board of Directors, after receiving the recommendation of the Special Committee, unanimously (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger) recommends that the shareholders of the Company vote “FOR” the proposal to approve the Merger and adopt the Merger Agreement. For a description of the reasons considered by the Special Committee and the Board of Directors, see “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger” beginning on page 21.

Opinion of the Special Committee’s Financial Advisor (Page 27 and Annex B)

In connection with the Merger, the Special Committee’s financial advisor, Western Reserve Partners, LLC, referred to as “Western Reserve”, delivered a written opinion, dated April 11, 2013, to the Special Committee as to the fairness, from a financial point of view and as of such date, of the $8.40 per share merger consideration to be received by unaffiliated holders of Common Stock and Class B Stock (other than the holders of Excluded Shares and Dissenting Shares). The full text of Western Reserve’s written opinion, dated April 11, 2013, to the Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached to this proxy statement as Annex B. Western Reserve delivered its opinion to the Special Committee solely for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. Western Reserve’s opinion did not address any terms (other than the merger consideration) or other aspect or implications of the Merger, including the form or structure of the Merger and no opinion or view was expressed as to the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage.

Purpose and Reasons of Family Corp., Parent, Merger Sub and the Family Shareholders for the Merger (Page 33)

For Family Corp., Parent, Merger Sub and the Family Shareholders, the purposes of and reasons for the Merger are:

•	to operate the Company as a privately-held company;

•

to afford the Company greater operating flexibility as a privately-held company, allowing management to concentrate on long-term growth and to reduce its focus on the quarter-to-quarter performance often emphasized by the public markets;

•	to enable the Company to use in its operations those resources that would otherwise be expended in complying with requirements applicable to public companies; and

•	to allow the Family Shareholders to benefit from any future earnings and growth of the Company after the Company Stock ceases to be publicly traded.

Positions of the Family Shareholders as to the Fairness of the Merger (Page 34)

Kevin T. Keane, Daniel G. Keane and the other Family Shareholders believe that the Merger is substantively and procedurally fair to the Company’s unaffiliated shareholders. See “Special Factors— Positions of the Family Shareholders as to the Fairness of the Merger” beginning on page 34.

Financing (Page 41)

The Company and Parent estimate that the total amount of funds (including rollover equity) required to complete the Merger and related transactions and pay related fees and expenses will be approximately $31,600,000. Parent expects this amount to be provided through a combination of the proceeds of (i) the rollover of Common Stock by the Family Shareholders (including shares of the Company's Class B Stock held by the Family Shareholders that are converted into shares of Common Stock immediately prior to the Effective Time), (ii) debt financing (up to $18,000,000 of which may be used for the Merger), (iii) cash of the Company on hand at the Closing (estimated to be approximately $3,500,000 at the Closing) and (iv) a cash equity investment by the Family Shareholders (which is estimated to be approximately in the aggregate amount of $2,700,000 at the Closing). The actual amount of the cash equity investment by the Family Shareholders may deviate significantly from the estimated amount of such investment specified above depending on the Company's cash flow generation (and uses of its cash) prior to the Effective Time. The Family Shareholders are not required to make any cash equity investment but have indicated that they intend to do so.

Interests of the Company’s Directors and Executive Officers in the Merger (Page 44)

In considering the recommendation of the Special Committee and the Board of Directors with respect to the Merger Agreement, you should be aware that some of the Company’s directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of the Company’s shareholders generally. These interests include, among others:

•

if the Merger is completed, the Company will be 100% beneficially owned, as of the Effective Time, by Mr. Kevin T. Keane, Chairman of the Board of Directors, Mr. Daniel G. Keane, President and Chief Executive Officer of the Company and member of the Board of Directors, the other Family Shareholders, Family Corp., Parent and any permitted assignee or designee of the foregoing;

•	Messrs. Kevin T. Keane and Daniel G. Keane will control the Company, as the surviving corporation, following the Merger;
•	indemnification and insurance arrangements with officers and directors following the Effective Time; and
•	other interests discussed in the section entitled “Special Factors—Interests of Company’s Directors and Executive Officers in the Merger” beginning on page 44.

The Special Committee and the Board of Directors were aware of the different or additional interests set forth herein and considered such interests along with other matters in approving the Merger Agreement and the transactions contemplated thereby, including the Merger.

Material United States Federal Income Tax Considerations (Page 46)

The receipt of cash in the Merger will generally be a taxable transaction for U.S. federal income tax purposes. If you are a U.S. holder for U.S. federal income tax purposes, your receipt of cash in exchange for your shares of Company Stock will generally cause you to recognize a gain or loss in an amount equal to the difference, if any, between the cash you receive in the Merger and your adjusted basis in your shares. If you are a non-U.S. holder, you generally will not be subject to United States federal income tax unless you have certain connections to the United States. You should consult your tax advisor for a full understanding of the tax consequences of the Merger in your particular circumstances.

Anticipated Accounting Treatment of the Merger (Page 48)

The Company, as the surviving corporation, will account for the Merger as a business combination using the acquisition method of accounting for financial accounting purposes, whereby the consideration transferred will be allocated to the identifiable assets acquired and liabilities assumed following FASB Accounting Standards Codification Topic 805, Business Combinations.

Dissenters’ Rights (Page 77)

Pursuant to Section 910 of the NYBCL, the right to receive payment of the fair value of shares in connection with a merger is not available to a shareholder for any class or series of shares that, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote on such merger, were listed on a national securities exchange. As of __________, 2013, the record date for the Special Meeting, shares of our Common Stock were listed on Nasdaq and, therefore, no dissenters’ rights will be available to our Common Stock shareholders. As of such record date, shares of our Class B Stock were not listed or quoted on any national securities exchange or quotation system and, accordingly, dissenters’ rights will be available to our Class B Stock shareholders with respect to their holdings of Class B Stock (as described in the “Dissenters’ Rights” section beginning on page 77).

Termination (Page 67)

The Merger Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Effective Time, whether prior to or after receipt of the Shareholder Approval and the Public Shareholder Approval under certain circumstances. For a description of those circumstances, see “The Merger Agreement—Termination” beginning on page 67.)

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers address briefly some questions you may have regarding the Special Meeting, the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a shareholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger), acting upon the unanimous recommendation of the Special Committee, unanimously recommends that our shareholders vote “FOR” the approval of the Merger and adoption of the Merger Agreement. You should read “ Special Factors—Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger ” beginning on page 21 for a discussion of the factors that the Board of Directors considered in deciding to recommend the approval of the Merger and adoption of the Merger Agreement. See also “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 44.

Except in their capacities as members of the Special Committee and/or the Board of Directors, as applicable, no officer or director of the Company, nor any of the Family Shareholders, has made any recommendation either in support of or in opposition to the Merger or the Merger Agreement. The directors and current executive officers of the Company have informed the Company that as of date of this proxy statement, they intend to vote, in their capacities as shareholders, in favor of approval of the Merger and the adoption of the Merger Agreement. See “The Special Meeting—Required Vote” beginning on Page 50.

Q:	What effects will the Merger have on the Company?

A:

The Common Stock and the Class B Stock are currently registered under the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. The Common Stock is listed on Nasdaq under the symbol “MPAC”. The Class B Stock is not listed or quoted on any national securities exchange or quotation system. As a result of the Merger, the Company will cease to be a publicly traded company and will be wholly owned by Parent immediately thereafter. Following the consummation of the Merger, the registration of the Common Stock and Class B Stock and our reporting obligations under the Exchange Act will be terminated upon application to the SEC. In addition, upon the consummation of the Merger, the Common Stock will no longer be listed on Nasdaq or any other stock exchange or quotation system. See “Special Factors—Plans for the Company after the Merger” beginning on page 38.

Q:	What happens if the Merger is not consummated?

A:

If the Shareholder Approval and the Public Shareholder Approval are not obtained or if the Merger is not consummated for any other reason, the Merger will not be effected and the Company’s shareholders will not receive any payment for their shares. Instead, the Company will remain a public company and our Common Stock and Class B Stock will continue to be registered under the Exchange Act and shares of our Common Stock will continue to be listed on Nasdaq. Under specified circumstances, the Company may be required to reimburse Parent and Merger Sub for their costs and expenses incurred in connection with the Merger Agreement and related transactions and Parent may be required to reimburse the Company for its costs and expenses incurred in connection with the Merger Agreement and related transactions, in each case up to a maximum amount of $500,000. See “The Merger Agreement—Termination” beginning on page 67 and “The Merger Agreement—Fees and Expenses” beginning on page 68.

Q:	What do I need to do now?

A:

We urge you to read this proxy statement carefully, including its annexes and the documents referred to as incorporated by reference in this proxy statement as well as the Schedule 13E-3, including the exhibits attached thereto, filed with the SEC, and to consider how the Merger affects you. If you are a shareholder of record, you can ensure that your shares are voted at the Special Meeting by submitting your proxy via:

•	telephone, using the toll-free number listed on each proxy card;

•	the Internet, at the Internet address provided on each proxy card; or

•	mail, by completing, signing, dating and mailing each proxy card and returning it in the envelope provided.

If you hold your shares in “street name” through a broker, bank or other nominee, you should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted, which will have the same effect as voting against the approval of the Merger and adoption of the Merger Agreement and will be neither a vote “FOR” or “AGAINST” the Public Shareholder Approval. Broker non-votes will have no effect on an adjournment proposal.

Q:	Should I send in my stock certificates or other evidence of ownership now?

A:

No. After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Company Stock for the merger consideration. If your shares of Company Stock are held in “street name” by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the merger consideration. Do not send in your certificates now.

Q:	Can I revoke my voting instructions?

A:

Yes, you can revoke your voting instructions at any time before your proxy is voted at the Special Meeting. If you are a shareholder of record, you may revoke your proxy by notifying the Company’s Corporate Secretary in writing at MOD-PAC Corp., Attn: Secretary, 1801 Elmwood Avenue, Buffalo, NY 14207, or by submitting a new proxy by telephone, the Internet or mail, in each case, dated after the date of the proxy being revoked. In addition, you may revoke your proxy by attending the Special Meeting and voting in person (simply attending the Special Meeting will not cause your proxy to be revoked). Please note that if you hold your shares in “street name” and you have instructed a broker, bank or other nominee to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your voting instructions. See “The Special Meeting—Voting; Proxies; Revocation—Revocation of Proxies” beginning on page 50.

Q:	What does it mean if I get more than one proxy card or voting instruction card?

A:

If your shares are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction card. Please complete and return all of the proxy cards or voting instruction cards you receive (or submit each of your proxies by telephone or the Internet, if available to you) to ensure that all of your shares are voted.

Q:	Who will count the votes?

A:	A representative of our transfer agent, American Stock Transfer & Trust Company, will count the votes and act as an inspector of election.

Q:	Who can help answer my other questions?

A:

If you have more questions about the Merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, please contact Okapi Partners LLC at _______________. If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

SPECIAL FACTORS

The Parties to the Merger

The parties to the Merger Agreement are the Company, Parent and Merger Sub.

The Company

For information regarding the Company, see “Important Information Concerning the Company—Company Background” beginning on page 71.

Parent

Parent is a newly formed Delaware limited liability company. Parent was formed solely for the purpose of engaging in the Merger and other related transactions. Currently, the capital stock of Parent is owned by Family Corp. As of the date of this proxy statement, Messrs. Kevin T. Keane and Daniel G. Keane own, and, as of the Closing, the Family Shareholders will own, all of the outstanding stock of Family Corp. The Family Shareholders own in the aggregate approximately 18.7% of the Company’s outstanding shares of Common Stock and approximately 51.9% of the Company’s outstanding shares of Class B Stock, which represent in the aggregate approximately 41.0% of the total voting power of the outstanding Company Stock. Messrs. Kevin T. Keane and Daniel G. Keane are the sole directors and officers of Parent. Parent has not engaged in any business other than in connection with the Merger and other related transactions.

Merger Sub

Merger Sub is a newly formed New York corporation. Merger Sub is a wholly owned subsidiary of Parent. Merger Sub was formed solely for the purpose of engaging in the Merger and other related transactions. Messrs. Kevin T. Keane and Daniel G. Keane are the sole directors and officers of Merger Sub. Merger Sub has not engaged in any business other than in connection with the Merger and other related transactions.

Background of Parent, Merger Sub, their Officers, Directors and Controlling Persons

The business address of each of Parent, Merger Sub and Family Corp. is c/o LeCaron Enterprises Corp., P.O. Box 754, Buffalo, NY 14207. These entities do not have a telephone number. The business address and telephone number for each of Messrs. Kevin T. Keane and Daniel G. Keane is c/o MOD-PAC Corp., 1801 Elmwood Avenue, Buffalo, NY 14207, (716) 873-0640. Mr. Kevin T. Keane has been the Chairman of the Company’s Board of Directors since 2002. Mr. Daniel G. Keane has been the Company’s President and Chief Executive Officer since 2002.

During the past five years, none of the persons or entities described in the preceding paragraph have been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws. Each person identified is a United States citizen.

Background of the Merger

In August 2012, Mr. Kevin T. Keane and his son, Mr. Daniel G. Keane, began to discuss the future direction of the Company, given the uncertainty as to how long Mr. Kevin T. Keane, who is 80 years old, would be able to continue to serve as a Company director and stay involved in the Company's strategy and business. During these discussions, Messrs. Keane and Keane began to seriously consider whether the Company should become a privately held company, realizing that the favorable interest rate environment would facilitate debt financing for the transaction. Mr. Kevin T. Keane also indicated a willingness, as part of his overall estate planning, to use his personal funds to help his son with the equity financing for the transaction. See “Special Factors—Purpose and Reasons of Family Corp., Parent, Merger Sub and the Family Shareholders for the Merger.”

During October 2012, Mr. Daniel G. Keane also engaged Schulte Roth & Zabel LLP, referred to as "Schulte Roth", and Daroth Capital Advisors LLC, referred to as "Daroth", as legal counsel and financial advisor, respectively, in connection with a potential transaction.

On October 25, 2012, Mr. Daniel G. Keane informed Messrs. McKenna, Gisel and Zemsky that Messrs. Keane and Keane were considering whether to make a proposal to acquire the outstanding shares of Company Stock that they and family members did not already own, but had not reached any decision.

On October 26, 2012, Messrs. Keane and Keane submitted a letter to the Company’s Board of Directors, referred to as the Proposal Letter, in which the Family Shareholders made a non-binding proposal, referred to as the "Proposal," to acquire all outstanding shares of Company Stock not beneficially owned by them and their respective affiliates at a price of $7.20 in cash per share. In the Proposal Letter, Messrs. Keane and Keane stated that the Family Shareholders intended to finance the acquisition with a combination of debt and equity capital, with equity financing to be provided by the Family Shareholders or their affiliated entities in the form of cash and/or rollover equity and debt financing to be provided by third party financial institutions. The Proposal Letter further stated that, in considering the proposed transaction, the Family Shareholders, in their capacity as Company shareholders, were interested only in acquiring the outstanding shares that the Family Shareholders and their affiliates did not already own, that the Family Shareholders, in their capacity as Company shareholders, did not intend to sell their stakes in the Company to a third party, and that the Family Shareholders, in their capacity as Company shareholders, would not expect to vote in favor of any alternative sale, merger or similar transaction involving the Company other than the transaction outlined in the Proposal Letter.

Also, on October 26, 2012, Messrs. Keane and Keane filed an amendment to their Statement on Schedule 13D with the SEC describing the Proposal. On October 29, 2012, they filed an additional amendment to their Statement on Schedule 13D, attaching a copy of the Proposal Letter.

On October 29, 2012, the Company issued a press release announcing the receipt of the Proposal Letter and describing the Proposal. On the same day, the Company then filed a Report on Form 8-K with the SEC attaching a copy of such press release.

On October 30, 2012, the Board of Directors, having received the Proposal Letter, appointed the Special Committee, consisting of Messrs. McKenna, Gisel and Zemsky, with Mr. McKenna to act as Chairman of the Special Committee, to review and consider the Proposal. In connection therewith, the Special Committee was given the authority to select and retain, at the Company's expense, such legal and financial advisors as it deemed appropriate in connection with such review. The Board of Directors, in making its appointments to the Special Committee, considered that Messrs. McKenna, Gisel and Zemsky were independent within the meaning of the NASDAQ Stock Market, Inc. director independence standards and not participants in the buyer group making the Proposal.

On November 15, 2012, Mr. McKenna, as Chairman of the Special Committee, on behalf of the Special Committee, retained Harter Secrest & Emery LLP, referred to as “Harter Secrest”, as the legal advisor to the Special Committee after interviewing various law firms and concluding that Harter Secrest was independent from the Company and the Family Shareholders and had relevant experience.

On November 26, 2012, the Special Committee interviewed various financial advisory firms, including Western Reserve, as candidates to act as financial advisor to the Special Committee, and, after consideration of the candidates, then authorized Mr. McKenna and Harter Secrest to obtain a written engagement proposal from Western Reserve and to negotiate the terms of that proposal. Western Reserve was chosen because of its industry experience and expertise and the Special Committee’s determination that Western Reserve was independent from the Company and the Family Shareholders. On November 29, 2012, the Special Committee engaged Western Reserve to act as its financial advisor.

On November 29, 2012, the Special Committee met, with representatives of Harter Secrest participating. The Special Committee discussed further the Proposal, potential conflicts of interest, and the procedures that it should establish to address the Proposal. Those procedures included authorizing Mr. McKenna, as Chairman of the Special Committee, to communicate with the Family Shareholders or their designated representatives, and authorizing Harter Secrest, as counsel to the Special Committee, to communicate with Schulte Roth. During this meeting, Harter Secrest advised the Special Committee of, among other things, its fiduciary duties and responsibilities in connection with the Proposal and the desirability of obtaining from the Board of Directors a more express and expansive scope of authority to act independently and to exercise substantive bargaining power at arms-length with the Family Shareholders, including the authority to reject the Proposal, if appropriate, to solicit other proposals and to consider other alternatives. After determining that Mr. David Lupp, the Company’s Chief Operating Officer, was not a member of the buyer group making the Proposal, the Special Committee authorized Mr. McKenna to direct Mr. Lupp to respond to any inquiries from Western Reserve or Harter Secrest for financial or other information regarding the Company and its affairs.

On November 30, 2012, the Company’s Board of Directors, by means of written consent, adopted resolutions drafted by Harter Secrest that set forth more expressly the power and authority of the Special Committee, the compensation to be paid by the Company to the members of the Special Committee in performing their responsibilities and the indemnification of the Special Committee members in connection therewith. Through the resolutions, the Board of Directors delegated to the Special Committee the power and authority, among other things, to (1) consider whether or not it would be in the best interests of the Company and its unaffiliated shareholders to proceed with the Proposal and/or engage in discussions and/or negotiations related thereto, (2) consider and review potential alternative transactions, (3) reject the Proposal if it determined it was not fair to or otherwise not in the best interests of the Company and its unaffiliated shareholders, (4) consult with and/or advise management, on behalf of the Board of Directors, in connection with the discussions and/or negotiations concerning potential terms and conditions of the Proposal, (5) consider such other matters as may be requested by the Board of Directors from time to time or as otherwise deemed appropriate by the Special Committee, and (6) make any recommendations to the Board of Directors concerning the Proposal that the Special Committee deemed appropriate. Also, by means of the resolutions, the Board of Directors (i) empowered the Special Committee with full access to Company personnel (including, without limitation, Mr. Lupp), advisors (including, without limitation, the Company's outside legal counsel, Hodgson Russ LLP) and records that the Special Committee deemed relevant to its duties, (ii) approved compensation of a one-time fee of $20,000 to each of Mr. Gisel and Mr. Zemsky and a one-time fee of $30,000 to Mr. McKenna as Chair of the Special Committee, as well as reimbursement of the reasonable out-of-pocket expenses of Messrs. Gisel, Zemsky, and McKenna, in connection with their service on the Special Committee and (iii) authorized customary indemnification of each member of the Special Committee in connection with his service on the Special Committee.

During the period from October 30, 2012, when the Special Committee was formed, through April 11, 2013, when the Special Committee made its recommendation to the Board of Directors and the Board of Directors approved the Company's entry into the Merger Agreement, the Special Committee met at least 15 times either telephonically or in person, with all members of the Special Committee participating except for two meetings where one member was absent. Following their respective engagements, Harter Secrest participated in all of the meetings of the Special Committee, and Western Reserve participated in at least a majority of the meetings of the Special Committee. In addition, during the period from October 30, 2012 through April 11, 2013, Western Reserve had discussions with the Company's Chief Operating Officer regarding the Company's financial performance and affairs, including forecasts, and the Special Committee members informally consulted with each other and with Harter Secrest and Western Reserve. During these meetings and discussions, the Special Committee members determined that the public announcement of the Proposal was a sufficient market check to draw out potential third-party buyers, particularly since the Family Shareholders' publicly announced intention not to be sellers made a third-party transaction unlikely. They also talked about the advantages and disadvantages of the Company remaining public, reflecting on the Company's growth prospects, public company compliance costs, the absence of liquidity for the Company's shareholders, the Company's share price history, and business challenges such as volatility in input costs.

On December 19, 2012, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. Western Reserve provided an update on its valuation work, including the status of its due diligence investigation of the Company and the information required to analyze the proposed transaction further. Western Reserve's diligence review indicated that the Company's year-to-date performance, based on a strong fourth quarter, should be stronger than the performance on which the Proposal was based. The Special Committee and Western Reserve discussed various aspects of the Proposal, as well as negotiating tactics. The Special Committee authorized Mr. McKenna to communicate with Messrs. Keane and Keane and to emphasize to them that any future discussions as to price must be based on actual Company full year financial performance, thereby capturing the Company’s improving performance in the pricing of the transaction and establishing a premium to the $7.20 price per share.

On December 19, 2012, following the Special Committee meeting, Mr. McKenna called Mr. Daniel G. Keane and told him that the Special Committee expected the Family Shareholders to significantly raise their proposed price in light of the Company’s anticipated better-than-forecast financial performance in the fourth quarter of 2012.

On December 21, 2012, Mr. McKenna and Mr. Daniel G. Keane had further discussions in which Mr. Keane stated that the parties appeared to be far apart in their respective views on price. Mr. Daniel G. Keane suggested an all-hands meeting to discuss the divergent views on price, with Daroth making a presentation to the Special Committee that would set forth Daroth’s support for the $7.20 per share price proposed by Messrs. Keane and Keane. Mr. McKenna agreed that the Special Committee would listen to the presentation but the presentation would not be a forum for a price negotiation. The Special Committee would thereafter separately consider the presentation with the assistance of its advisors.

On January 2, 2013, the Special Committee met with Messrs. Keane and Keane and Mr. Peter Rothschild, a representative of Daroth. At the meeting, Mr. Rothschild circulated to the Special Committee members a written copy of his presentation, entitled “Project Valentine Valuation Analysis” dated January 2, 2013, referred to as the “Daroth Valuation Analysis”. (The full text of the Daroth Valuation Analysis is an exhibit to the Schedule 13E-3 filed with the SEC). The presentation was circulated by Mr. Rothschild in order to explain the valuation approaches that Daroth used, as financial advisor to Mr. Daniel G. Keane, to support the $7.20 price per share proposed by Messrs. Keane and Keane. The presentation included a disclaimer that it was not to be used for any purpose other than for preliminary discussions between Messrs. Keane and Keane, Daroth and the Special Committee. The presentation was prepared by Daroth, acting solely as financial advisor to Mr. Daniel G. Keane in connection with his potential acquisition of the Company. It was not intended to constitute a valuation opinion and was not presented to Daroth's internal opinions committee for approval. Mr. Daniel G. Keane has agreed to pay Daroth a fee for its services in connection with the proposed transaction, a portion of which has been paid through a retainer, and a portion of which is payable at the closing of the transaction. However, no portion of the fee from Mr. Daniel G. Keane is or was payable on Daroth's delivery of the presentation. Neither the Company, nor the Board, nor the Special Committee has, or has had, any contractual relationship with Daroth or has paid, or agreed to pay, any fees or other consideration to Daroth.

During the meeting, Mr. Rothschild reviewed the presentation with the Special Committee, summarizing the various valuation approaches that Daroth used to support the $7.20 price per share proposed by Messrs. Keane and Keane: selected companies analyses, selected precedent transactions analyses, discounted cash flow analysis, and trading history and market value analysis. Mr. Rothschild explained, on behalf of Daroth, each of the analytical methods applied and assumptions used in preparing the analyses. He also answered, on behalf of Daroth, the Special Committee's questions about Daroth's valuation methodologies, analyses and assumptions, emphasizing that Daroth believed that EBITDA (which Western Reserve was using, together with other metrics, in its analysis) was not a preferred indicator of value because of the capital expenditures required to sustain the Company’s business. Mr. Rothschild also informed the Special Committee that, based on Daroth's analysis (which was preliminary and subject to change since it was based on the Company's fiscal-year forecast and historical performance figures for the period through September 30, 2012), Daroth, solely in its capacity as a financial advisor to the Family Shareholders, believed that each of the analytical methods which it had applied indicated a fair value to the unaffiliated shareholders for the Company's stock of $7.20 per share or less. The Special Committee noted that Daroth's presentation did not take into account the stronger fourth quarter 2012 performance of the Company.

On January 4, 2013, the Special Committee met, with representatives of Western Reserve and Harter Secrest participating. Western Reserve discussed its own valuation work to date, including its techniques and assumptions. It also reviewed and commented on the Daroth Valuation Analysis, indicating that the techniques and assumptions used were generally consistent with its own given customary valuation approaches and the limited universe of appropriate companies for comparison. Western Reserve observed, though, that the $7.20 price per share appeared to be based on the Company's five-year forecast and historical performance figures for the period through September 30, 2012, while the Company's fourth quarter 2012 performance now appeared likely to be stronger than had been anticipated. After further discussion, the Special Committee determined that any valuation analysis should take into account the Company’s fully-diluted value per share since a higher per share purchase price would result in more in-the-money options. In response to the Special Committee's request for Western Reserve's view as to valuation, Western Reserve indicated that, based on its ongoing analysis and using the updated Company financial performance, it could support a purchase price above $8.00 per share as fair, from a financial point of view, to the unaffiliated shareholders. Western Reserve stated, however, that it needed more definitive financial information from the Company before presenting its final conclusions to the Special Committee. Nonetheless, Western Reserve strongly recommended that the Special Committee begin to negotiate a higher price per share than what Messrs. Keane and Keane had proposed and highlighted the following reasons for doing so: (i) the buyer group making the Proposal should be aware, by early January 2013, that actual October and November 2012 financial performance (although not yet publicly announced) was better than anticipated; (ii) the Special Committee should not support a purchase price per share that was less than the fully-diluted book value per share; and (iii) given the better-than-anticipated performance of the Company in the fourth quarter, it would not be unreasonable to expect a price per share higher than $7.20.

At the January 4, 2013 meeting, the Special Committee concluded that it should not take any action until the Company presented Western Reserve and the Special Committee with reasonably final year end numbers for 2012 and that, at that time, Western Reserve would discuss with the Special Committee any potential counter proposal along with the Special Committee’s justification for the higher per share price contained in any counter proposal.

Subsequent to the January 4, 2013 meeting of the Special Committee, but before January 14, 2013, Western Reserve spoke further with the Company’s Chief Operating Officer regarding fourth quarter 2012 performance and the 2013 forecast and other developments at the Company.

On January 14, 2013, the Special Committee met with representatives of Western Reserve and Harter Secrest to discuss valuation issues. At this meeting, Western Reserve discussed its valuation work and the impact of the new information provided to Western Reserve. Based on the new information, Western Reserve presented a revised price sensitivity analysis using a range of multiples that Western Reserve considered appropriate in its professional judgment and which were also consistent with the range used in the Daroth Valuation Analysis. Based on that revised sensitivity analysis, Western Reserve disclosed a possible valuation range, with emphasis on $8.40 per share. Western Reserve noted that it had further analysis to do in this regard but felt confident that it would get to the point where it would be able to provide an opinion based on this range. During the meeting, the Special Committee also observed that the Company’s operating forecasts through 2017 were generally flat due primarily to volatility in input costs and the resultant shrinking or flattening of expected gross margins, with such flat performance expected to be at least partially offset by the Company not being burdened by public company compliance expenses should the Company be taken private. The Special Committee concluded the meeting by giving Mr. McKenna instructions regarding the negotiations. Mr. McKenna was instructed to call Mr. Daniel G Keane to resume negotiations. He was directed to explain that the Special Committee’s analysis and that of Western Reserve supported a price higher than $7.20 price per share, using both Western Reserve's and Daroth's metrics. Mr. McKenna was to emphasize that using the same multiples used by Daroth to arrive at a price of $7.20 per share, but applying them to actual 2012 operating results, would result in a price per share significantly higher than $7.20. Mr. McKenna was authorized to invite the Family Shareholders to reconsider their initial price proposal and to submit to the Special Committee a revised proposal which took into consideration, among other things, 2012 actual performance.

On January 14, 2013, Mr. McKenna discussed with Mr. Daniel G. Keane the points that the Special Committee instructed him to communicate, emphasizing that the Special Committee would not continue the negotiations if the Family Shareholders did not propose a significantly improved price per share. Mr. Keane responded that the long-term value of the Company's business had not changed significantly based on performance in the fourth quarter, which was not expected to represent a long-term trend.

On January 15, 2013, Mr. McKenna and Mr. Daniel G. Keane discussed fourth quarter results. Mr. Keane reiterated that the long-term value of the Company's business had not changed, focusing on the specific circumstances in the fourth quarter, as well as emphasizing that growth prospects are modest and that the business is very capital intensive.

On January 16, 2013, Mr. McKenna and Mr. Daniel G. Keane spoke. Mr. Keane advised Mr. McKenna that the Family Shareholders were considering increasing their purchase price to $7.80 per share. Mr. McKenna advised Mr. Keane that $7.80 per share was unacceptable, emphasizing the Company’s better-than-expected financial performance in the fourth quarter and for the full year in 2012.

On January 18, 2013, Mr. McKenna and Mr. Kevin T. Keane spoke. Mr. Keane discussed the volatility of the Company's 2012 earnings with Mr. McKenna, indicating that such volatility demonstrates the unpredictable nature of a business that has many dynamic cost pressures. Mr. Keane also reviewed the Family Shareholders' increase in their proposed price per share from $7.20 to $7.80 and expressed concern that the Special Committee had unrealistic price expectations. Mr. Keane stated that if the Special Committee was seeking a price per share in excess of $8.00, the Family Shareholders would have to reconsider their pursuit of a transaction and expressed concern that $8.00 per share could be too great of a stretch, forcing a heavy debt load on the business that would curtail investment. Mr. McKenna then rejected the $8.00 per share price as insufficient. Mr. Keane then reiterated the Family Shareholders’ unwillingness to sell their shares of Company Stock to a third party and emphasized that because of the voting power residing with the Family Shareholders it would be difficult for the Company to gain shareholder approval of an alternative proposal without the support of the Family Shareholders. Mr. Keane also expressed concern about the slow pace of the discussions regarding price and questioned whether it made sense for the Family Shareholders to continue to expend time and expense to pursue the transaction and the related financing.

On January 18, 2013, Mr. Daniel G. Keane forwarded to Messrs. McKenna, Gisel and Zemsky a letter dated January 15, 2013 from Lazard Middle Market LLC, referred to as "Lazard". In the letter, Lazard stated that it was acting on behalf of a client owned by a private equity fund, that it was aware of the Proposal, that it would like to discuss possible strategic alternatives with its client, and that it believed there were significant opportunities to achieve synergies through a merger of the two companies. In his accompanying cover note, Mr. Keane stated, in his capacity as a Company shareholder and on behalf of the Family Shareholders, in their capacity as Company shareholders, that the Family Shareholders did not intend to sell their stakes in the Company to a third party nor would they expect, in their capacity as Company shareholders, to vote in favor of any alternative sale, merger or similar transaction involving the Company other than the transaction outlined in the Proposal Letter. In such capacity, Mr. Keane reiterated his desire that the Special Committee or its financial advisor engage in further valuation discussions with the Family Shareholders regarding the transaction so that they could determine whether it would be feasible to continue to expend time and expense in pursuit of the transaction and the related financing.

On January 18, 2013, following Mr. McKenna's call with Mr. Kevin T. Keane and the Special Committee's receipt of the Lazard letter and Mr. Daniel G. Keane's cover note, the Special Committee met, with representatives of Harter Secrest participating. Mr. McKenna summarized his recent phone calls with Messrs. Keane and Keane, noting that he communicated, among other things, the Special Committee’s position that the Family Shareholders would have to improve their price per share significantly to reflect the improved fourth quarter and full year operating performance of the Company. He also disclosed that Mr. Kevin T. Keane had emphasized that the Family Shareholders were unwilling to consider alternative transactions. The Special Committee also discussed the Lazard letter and Mr. Daniel G. Keane's cover note. After deliberation, the Special Committee underscored the importance of structuring a transaction with the Family Shareholders since the Company Stock is relatively illiquid and the Family Shareholders represent the only viable buyer given their unwillingness to sell their shares in a third-party transaction. The Special Committee also recognized that there could be provisions in the merger agreement for the transaction that could have an impact on value as well and would need to be addressed. The Special Committee approved Mr. McKenna's suggestion that he call Lazard to advise Lazard that the Special Committee was continuing to have discussions with the Family Shareholders, that the Family Shareholders had reiterated their publicly announced refusal to entertain third-party offers, and that Lazard should contact him if its client had further interest.

Between January 18, 2013 and January 21, 2013, Mr. McKenna had further price-related discussions with Messrs. Kevin T. Keane and Daniel G. Keane, which were inconclusive.

On January 21, 2013, the Special Committee met with Harter Secrest and Western Reserve. Mr. McKenna reported that he had spoken with Lazard regarding its client’s expression of interest, explained the Family Shareholders’ position about not being interested in a third-party transaction, and that Lazard should contact him if there was further interest. The Lazard representative indicated that he would advise his client accordingly and get back to Mr. McKenna if there was any further interest. During the meeting, Mr. McKenna provided an update on the status of various conversations he had with Messrs. Kevin T. Keane and Daniel G. Keane and underscored the importance of achieving greater pricing clarity soon. Mr. McKenna noted that he was seeking input from Western Reserve regarding an appropriate pricing range so that the Special Committee could continue moving the dialogue with the Family Shareholders forward. Western Reserve provided an update as to its valuation work, indicating that $8.40 per share was a price in the range that it could likely support, based on its own analysis, as being fair, from a financial point of view, to the unaffiliated shareholders, subject to the usual assumptions and limitations that would be found in its opinion and its receipt and review of the final, negotiated merger agreement. Western Reserve also discussed the impact of a higher price on the number of fully diluted shares outstanding due to more options being “in the money”. During the meeting, Western Reserve also noted the reasonableness of proceeding with price discussions based on the same multiples that were used by Daroth to generate the $7.20 per share but applying those multiples to more current financial information. Western Reserve indicated this approach could also support a price per share of $8.40, underscoring the importance of obtaining a per share price higher than fully-diluted book value per share. After discussion, the Special Committee concluded that $8.40 per share was a good and principled number, fair to the unaffiliated shareholders.

On January 23, 2013, Mr. Daniel G. Keane proposed a purchase price of $8.20 per share to Mr. McKenna, which he immediately rejected. Mr. McKenna advised Daniel G. Keane that the Special Committee would not accept anything less than $8.40 per share as the purchase price, particularly in light of the Company's strong year-end performance for 2012.

On January 25, 2013, Mr. Daniel G. Keane contacted Mr. McKenna and indicated that the Family Shareholders would agree to a purchase price of $8.40 per share, subject to the parties reaching agreement on the terms and conditions of a merger agreement. Mr. McKenna indicated that the price was acceptable but that the Special Committee would expect to see a satisfactory debt financing commitment letter for the transaction. Mr. Keane explained that the Family Shareholders and Daroth were continuing to engage in discussions with potential financing sources to obtain a debt commitment letter acceptable to them.

During the period from on or about February 8, 2013 until March 8, 2013, when Schulte Roth delivered an initial draft of the merger agreement for the transaction, Harter Secrest and Schulte Roth engaged in discussions with respect to the terms and conditions of the merger agreement.

On February 13, 2013, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. During the meeting, Harter Secrest summarized a phone call with Schulte Roth on February 8, 2013, in which Schulte Roth stated that the Family Shareholders wanted to move forward with putting a definitive merger agreement in place and that the Family Shareholders were very close to obtaining acceptable financing proposals for the transaction. Harter Secrest reported that it also discussed during this call potential terms and conditions for the merger agreement, with Schulte Roth proposing a financing contingency. During the meeting, Harter Secrest also provided an overview of the legal requirements for the transaction, summarizing, among other things, the voting requirements for the transaction under New York corporate statutes and the Company's organizational documents. Harter Secrest and Western Reserve proposed that the Special Committee insist on "majority of the minority" shareholder approval of the transaction as a condition to closing. As part of its deliberations, the Special Committee considered various options available as to price and process, including a pre-signing announcement of an improved offer price, a “majority of the minority” voting approval as a condition to the closing of the proposed transaction, and/or a go-shop provision in the merger agreement. Western Reserve noted that, if and when it rendered a fairness opinion as to a transaction, it would proceed on a basis that is customary for financial advisors in going private transactions and would not opine on the process used by the Special Committee, any other indication of interest that the Special Committee may have received, or the highest and best price that could be obtained. Instead, Western Reserve would opine only on the fairness of the final purchase price per share offered by the Family Shareholders from a financial point of view. The Special Committee directed Harter Secrest to stand firm in its negotiations with Schulte Roth as to the merger agreement and, at a minimum, to negotiate the elimination of any financing contingency, to negotiate the ability to identify and respond to any unsolicited superior third-party proposals received, and to insist on a “majority of the minority” voting provision as a condition to the closing of any merger transaction with the Family Shareholders. The Special Committee evaluated various types of market checks and decided that a public announcement of the signed merger agreement, together with the ability to change the Board of Directors' recommendation in the merger agreement and the absence of a termination fee or unreasonable expense reimbursement in the merger agreement, would further draw out any serious third-party superior offers to the extent that the lapse of five months from the date of the Family Shareholders' public announcement of the Proposal had not already done so. Mr. McKenna also reported that he had received verbal inquiries from several unaffiliated third parties regarding potential interest in acquiring the Company and noted that in each instance he had advised the party making the inquiry that the Family Shareholders had declared publicly their intent not to sell their shares of Company Stock to a third party or to approve any alternative transaction but such party was welcome to continue discussions. Each of these parties indicated that they would get back to Mr. McKenna if they had any further interest.

On March 19, 2013, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. The purpose of the meeting was to review the initial draft of the merger agreement that had been prepared and delivered by Schulte Roth to Harter Secrest. Harter Secrest summarized certain provisions of the draft merger agreement (including the inclusion of a non-waiveable "majority of the minority" closing condition), as well as the Special Committee’s fiduciary duties and responsibilities, with a focus on the importance of improving the transaction from a fairness perspective by the Special Committee continuing to have the flexibility to pursue a higher purchase price per share than $8.40, by insisting on the ability to respond to superior third party offers and the ability to change the Board of Directors' recommendation in response to a superior proposal and by limiting the Company’s obligations to reimburse the Family Shareholders’ expenses under certain conditions, particularly in light of the transaction being a going private transaction. Western Reserve noted that it was very important for the Company to be able to respond to superior third-party offers as the Family Shareholders, by consistently emphasizing their intention not to be sellers in any transaction, had made it very difficult to generate significant third-party interest. The Special Committee noted that the Proposal had been publicly available since the end of October 2012, that no third parties had submitted any alternative proposals since the announcement of the Proposal (apart from a letter from Lazard, which did not engage in any further communications after the call between Lazard and Mr. McKenna nearly two months earlier, on January 21, 2013), that the Family Shareholders had declared publicly their intent not to sell their shares of Company Stock to a third party or to approve any alternative transaction, and that the draft merger agreement should not provide for a break-up fee, termination fee or the payment of unreasonable expense reimbursement on the part of the Company. The Special Committee directed Harter Secrest to present to Schulte Roth the matters discussed at the meeting and to report back to the Special Committee.

During the period from February 13, 2013 until March 26, 2013, when Schulte Roth delivered a revised draft of the merger agreement for the transaction, Harter Secrest and Schulte Roth engaged in discussions with respect to the terms and conditions of the merger agreement, including, without limitation, the scope of the Company’s representations and warranties, the circumstances under which the Special Committee would be permitted to change the Board of Directors' recommendation to the Company’s shareholders in response to unsolicited superior third-party proposals received or as a result of certain intervening events, and the termination-related provisions.

On March 27, 2013, Schulte Roth furnished to Harter Secrest a draft of a debt financing commitment letter from M&T Bank for the transaction.

On March 28, 2013, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. Harter Secrest provided an update on its negotiations with Schulte Roth regarding the merger agreement, as well as an overview of the material changes in the revised draft of the merger agreement provided by Schulte Roth. In particular, Harter Secrest noted the insertion in the revised draft of appraisal rights for the Class B shareholders and a new closing condition to the Buyer's obligations to close the transaction to the effect that the aggregate number of Dissenting Shares of Class B Stock cannot equal or exceed 10% of the issued and outstanding shares of Class B Stock immediately prior to the closing. Harter Secrest also explained the "no shop" provisions and the match right provisions in the revised draft and how those would work in conjunction with the termination rights in the revised draft. Harter Secrest also suggested that the Special Committee have the right to change the Board of Directors' recommendation to the Company’s shareholders as a result of certain intervening events.

During its March 28, 2013 meeting, the Special Committee also discussed the draft financing commitment letter from M&T Bank and, after consultation with representatives of Harter Secrest and Western Reserve, concluded that the financing contemplated by the debt commitment letter appeared to be on market terms and conditions. Western Reserve reported that, based upon its review of the commitment letter and on the Company’s projections, it appeared that the financial covenants in the commitment letter would be met. In addition, Western Reserve reported that, when it used the payment methodology in the revised draft of the merger agreement and information provided to it, it calculated the cash payout to the Public Shareholders to be approximately $21,558,000. Western Reserve also indicated that it would ask Daroth to provide it with the proposed sources and uses of cash for the transaction so that it could determine if the maximum allowable leverage requirement in the draft commitment letter would be satisfied. The Special Committee noted that the debt financing commitment letter had no equity backstop from the Family Shareholders and that the Family Shareholders should provide sufficient equity if the cash on the Company's balance sheet at closing was insufficient, together with the debt financing, to pay the merger consideration. The Special Committee also noted that Parent and Merger Sub have no assets and therefore Parent's obligation to reimburse the Company for its expenses up to $500,000 under certain circumstances had little substance behind it. The Special Committee directed Harter Secrest to pursue a guaranty of Parent's obligation to reimburse the Company’s expenses when applicable. The Special Committee also revisited the pricing metrics for the transaction, and Western Reserve indicated that it needed to consider year-to-date 2013 performance if and when it rendered a fairness opinion. The Special Committee confirmed that Western Reserve should obtain from the Company's management such information in this regard as it desired. The Special Committee also directed Harter Secrest to pursue with Schulte Roth a further change to the merger agreement to permit the Special Committee to change the Board of Directors' recommendation to the shareholders upon the occurrence of certain intervening events.

On March 28, 2013 and March 29, 2013, Harter Secrest and Schulte Roth engaged in further discussions with respect to the merger agreement, including, without limitation, the Special Committee’s ability to change the Board of Directors’ recommendation and terminate the merger agreement, and the other matters which the Special Committee directed Harter Secrest to address.

On March 29, 2013, Schulte Roth furnished to Harter Secrest a further revised draft of the merger agreement.

On April 1, 2013, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. The Special Committee discussed, among other things, the financial analysis and bank loan covenant sensitivity analysis conducted by Western Reserve and its impact on the cash equity required to complete the transaction based on the purchase price of $8.40 per share, and the further revised draft of the merger agreement provided by Schulte Roth. During the meeting, Western Reserve reported that Daroth had informed it on March 30, 2013 that the Family Shareholders were prepared to invest, but would not commit to investing, cash equity to cover the balance of the merger consideration to the extent necessary, that the Family Shareholders had sufficient assets to provide the cash equity required to make up any difference between the debt financing and the merger consideration and that given the Keane family’s standing in the community it was highly unlikely that the Family Shareholders would not provide the required cash equity. After deliberation, the Special Committee concluded that it would not pursue an equity commitment letter from the Family Shareholders, giving consideration to the fact that the Family Shareholders would likely suffer significant loss by virtue of their incurred transaction expenses if they elected not to provide the requisite cash equity funding to close the transaction. In addition, Harter Secrest summarized the material changes to the further revised draft of the merger agreement and called out certain specific provisions, including the following: (i) the termination date for the merger agreement had been changed from August 31, 2013 to December 31, 2013, (ii) a personal guaranty from Daniel Keane of the reimbursement obligations of Parent under the merger agreement was now included, and (iii) the Special Committee now had the ability to change the Board of Directors' recommendation to the Company's shareholders upon the occurrence of certain intervening events subject to a matching right on the part of Parent. The Special Committee determined that the merger agreement as further revised was generally acceptable, but for the revised termination date, subject to Harter Secrest negotiating certain remaining open points and the Special Committee's review of the proposed final version of the merger agreement. The Special Committee directed Harter Secrest to proceed forward with the negotiations, indicating that December 31, 2013 was too distant a termination date and that the termination date should be no later than September 30, 2013. Western Reserve reminded the Special Committee that Western Reserve could not finalize its fairness opinion until the merger agreement was complete and final and included the final offer price.

During the period from April 1, 2013, when Harter Secrest delivered a revised draft of the merger agreement for the transaction, until April 4, 2013, when Schulte Roth delivered another revised draft of the merger agreement, Harter Secrest and Schulte Roth engaged in more discussions with respect to the merger agreement, including, without limitation, the matters which the Special Committee directed Harter Secrest to address.

On April 5, 2013, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. Harter Secrest provided the Special Committee with an update on the status of its negotiations with Schulte Roth regarding the merger agreement, as well as an overview of the material changes in the further revised draft of the merger agreement provided by Schulte Roth. In particular, Harter Secrest explained that the revised draft provided for a termination date of September 30, 2013 (as proposed by the Special Committee) but subject to extension to as late as December 31, 2013 depending on the status of certain milestones in the transaction process. Harter Secrest also observed that the debt financing commitment letter, by its terms, would expire on September 30, 2013. Further, Harter Secrest summarized for the Special Committee its extensive negotiations with Schulte Roth with respect to the ability of the Special Committee to change the Board of Directors' recommendation upon the occurrence of certain intervening events. Harter Secrest explained that although the Special Committee could change the Board of Directors' recommendation under a range of circumstances that was quite broad, the Company would still have to hold a special meeting for the Company shareholders to vote on the transaction. If the Company shareholders rejected the transaction then the Company would be permitted to terminate the merger agreement. The Special Committee agreed that the intervening event provisions as written in the current draft of the merger agreement were acceptable under the circumstances and directed Harter Secrest to negotiate with Schulte Roth to resolve any remaining open issues. Western Reserve reiterated that it would be unable to provide a definitive fairness opinion for the Special Committee to consider with respect to the transaction until such time as a final and complete version of the merger agreement, including the price per share of $8.40, was presented for approval.

On April 8, 2013, Harter Secrest and Schulte Roth completed their negotiations with respect to the merger agreement.

From April 2, 2013 through April 10, 2013, Schulte Roth and Harter Secrest negotiated and finalized the Ancillary Agreements.

On April 11, 2013, the Special Committee met, with representatives of Harter Secrest and Western Reserve participating. Harter Secrest reported that the proposed execution copies of the transaction documents had been circulated by Schulte Roth, that these documents reflected the changes that had been previously discussed and approved by the Special Committee, and that the merger agreement specified merger consideration of $8.40 in cash per share. Harter Secrest observed that the issues previously highlighted by the Special Committee with respect to the transaction documents had been addressed. Harter Secrest reminded the Special Committee of its fiduciary duties, reaffirming the past advice that it had regularly provided in such regard, and noting that the Special Committee had regularly been advised of its fiduciary duties and that, in negotiating the terms of the Merger Agreement, Harter Secrest believed that the Special Committee and its representatives had been mindful of those duties. During the meeting, Western Reserve reviewed with the Special Committee its financial analysis and delivered to the Special Committee its oral opinion, confirmed by delivery of a written opinion dated April 11, 2013, attached to this proxy statement as Annex B, to the effect that as of that date and subject to the assumptions and limitations set forth in that opinion, the merger consideration of $8.40 per share to be received by the unaffiliated shareholders, other than the holders of Excluded Shares and Dissenting Shares, was fair, from a financial point of view, to those holders. Western Reserve noted that it gave no opinion as to whether the merger consideration was the highest or best price but only that it was fair from a financial point of view. The Special Committee also noted that, due to the lack of trading volume in the Company’s Common Stock and the absence of a trading market for the Company's Class B Stock, the proposed merger would provide greater liquidity to the unaffiliated shareholders of the Company than they would likely have if the Company were to remain a public company. Following Western Reserve’s presentation, the Special Committee engaged in a question and answer session with Western Reserve. Mr. McKenna then reminded the Special Committee of various considerations that had been discussed at past Special Committee meetings, and, in particular, observed that no third parties had submitted any proposals for alternative transactions since the public announcement of the Proposal five months earlier (apart from a single letter from Lazard, which did not engage in any further communications after the call between Lazard and Mr. McKenna over two months earlier and several preliminary verbal inquiries which did not generate any further interest). After deliberation, the Special Committee unanimously adopted resolutions declaring the Merger Agreement and the transactions contemplated thereby, including the Merger, to be advisable, and fair to and in the best interests of the unaffiliated shareholders and recommended that the Board of Directors adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, and that the Board of Directors recommend that the shareholders of the Company approve the Merger and adopt the Merger Agreement.

On April 11, 2013, immediately following the completion of the Special Committee meeting, the fully constituted Board of Directors (including Messrs. Kevin T. Keane and Daniel G. Keane) met, with representatives of Harter Secrest and Western Reserve participating. During the meeting, Western Reserve reiterated its fairness opinion delivered to the Special Committee at such Special Committee meeting and referred the Board of Directors to the presentation which it had delivered to the Special Committee at such Special Committee meeting. The members of the Board of Directors constituting the Special Committee formally delivered the recommendations of the Special Committee to the Board of Directors. The Board of Directors (including Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from voting) then adopted the Merger Agreement and approved the transactions contemplated thereby, including the Merger, and recommended that the shareholders of the Company approve the Merger and adopt the Merger Agreement. Immediately following the meeting, the Merger Agreement and the Ancillary Agreements were executed by the applicable parties and the Company issued a press release publicly announcing the transaction.

On April 15, 2013, the Company filed a Report on Form 8-K with the SEC disclosing the execution of the Merger Agreement and the Ancillary Agreements and the issuance of the press release, as well as attaching copies of those documents. On April 16, 2013, the Company filed an amendment to the Report on Form 8-K filed on April 15, 2013, amending and restating such disclosure.

Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger

As described above, the Board of Directors established the Special Committee of independent directors and empowered it with exclusive authority to (1) consider whether or not it is in the best interests of the Company and the holders of the Company Stock to proceed with the Family Shareholders’ acquisition proposal submitted by Messrs. Kevin T. Keane and Daniel G. Keane and/or engage in discussions and/or negotiations relating thereto, (2) consider and review potential alternative transactions, (3) reject the proposal if it determined it is not fair to or otherwise not in the best interests of the Company and the unaffiliated shareholders, (4) consult with and/or advise management, on behalf of the Board of Directors, in connection with the discussions and/or negotiations concerning potential terms and conditions of the proposal, (5) consider such other matters as may be requested by the Board of Directors from time to time or as otherwise deemed appropriate by the Special Committee and, if appropriate, make a recommendation to the Board of Directors regarding the proposal from Messrs. Kevin T. Keane and Daniel G. Keane or any alternative thereto. The Special Committee evaluated, with the assistance of its legal and financial advisors, the Merger Agreement and the Merger and, on April 11, 2013, expressly adopted the analysis of Western Reserve and unanimously determined that the transactions contemplated by the Merger Agreement and the Ancillary Agreements, including the Merger:

•	are advisable, fair to, and in the best interests of, the unaffiliated shareholders, within the meaning of Rule 13e-3 under the Exchange Act; and

•

serve valid corporate business purposes independent of the personal interests of Messrs. Kevin T. Keane, Daniel G. Keane and the other Family Shareholders, in that, among other things, private ownership of the Company should be conducive to a more entrepreneurial perspective better capable of focusing on long-term performance.

The Special Committee engaged its own legal and financial advisors and received advice throughout the negotiations from such advisors. Since the members of the Special Committee are independent non-employee directors, the Special Committee believed that it could effectively represent the unaffiliated shareholders in negotiating the terms of the Merger Agreement, the Merger and the Ancillary Agreements and did not believe it necessary to retain a separate unaffiliated representative to act solely on behalf of unaffiliated shareholders for the purposes of negotiating the Merger.

The Special Committee also unanimously recommended to the Board of Directors that the Board of Directors:

•	determine that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, and fair to and in the best interests of the unaffiliated shareholders;

•	adopt the Merger Agreement and approve the Merger and the transactions contemplated thereby;

•

subject to the provisions of the Merger Agreement permitting a Change in the Company Recommendation in certain circumstances, resolve to recommend approval of the Merger and adoption of the Merger Agreement by the shareholders of the Company and direct that the Merger and the Merger Agreement be submitted to the shareholders of the Company for their approval and adoption; and

•

duly and validly approve and take all corporate action required to be taken, under the Company’s certificate of incorporation and by-laws and pursuant to applicable law, including the New York Business Corporation Law, by the Board of Directors to authorize the consummation of the transactions contemplated by the Merger Agreement and the Ancillary Agreements, including the Merger.

In the course of reaching the determinations and decisions, and making the recommendation, described above, the Special Committee considered the following positive factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby, each of which the Special Committee believed supported its decision:

•

Western Reserve’s oral advice delivered to the Special Committee on April 11, 2013, which Western Reserve confirmed in writing, that the $8.40 per share to be received by the unaffiliated shareholders was fair to such holders from a financial point of view. Western Reserve expressly advised the Special Committee that its favorable opinion on the fairness of the Parent’s final offer of $8.40 per share did not imply a belief that such price was the highest price available. The full text of the written opinion of Western Reserve, dated April 11, 2013, which sets forth the assumptions made, matters considered, and limitations on the review undertaken in connection with its opinion, is attached hereto as Annex B and is incorporated herein by reference.

•

The Special Committee and the Board also considered the conclusions, data and the analyses of Western Reserve which were orally summarized in Western Reserve’s presentations at the April 11, 2013 Special Committee and Board meetings. See “Special Factors -Opinion of Special Committee’s Financial Advisor” beginning on page 27 for a more complete description of the analysis underlying Western Reserve’s fairness opinion. The Special Committee retained Western Reserve because of its public company experience and expertise and adopted its analysis as its own.

•

The premium (53.0%) by which the merger consideration of $8.40 per share exceeds the closing price ($5.49 per share) of the Common Stock on the day prior to the Board of Directors meeting at which Messrs. Kevin T. Keane and Daniel G. Keane submitted the Family Shareholders’ acquisition proposal, the premium (65.0%) by which the merger consideration exceeds the closing price ($5.09 per share) of the Common Stock on the last trading day one week prior to the date of the submission of the proposal, the premium (87.5%) by which the merger consideration exceeds the closing price ($4.48 per share) of the Common Stock on the date four weeks prior to the date of the submission of the proposal and the fact that the merger consideration is substantially in excess of the Company’s book value of $8.01 per fully diluted share of Company Stock calculated based upon the Company’s unaudited financial reports for the four week period ended February 23, 2013.

•

The fact that the Class B Stock cannot be traded unless converted to Common Stock, the low level of trading of the Common Stock on Nasdaq and the small number of shareholders of record. As a result, it is unlikely that a significant number of shareholders would be able to sell their Common Stock at the current market price. The Merger would provide each shareholder other than the Family Shareholders with cash and immediate liquidity for his or her shares.

•

The establishment of the Special Committee to make an independent determination as to the fairness of the Merger and to negotiate the terms of the Merger Agreement with representatives of the Parent, given the conflict of interest of the Family Shareholders.

•	The Special Committee’s belief that it was fully informed about the extent to which the interests of the Family Shareholders in the Merger differed from that of the unaffiliated shareholders.

•

The efforts made by the Special Committee and its advisors to negotiate and execute a Merger Agreement favorable to the Company and its Public Shareholders under the circumstances, and the fact that extensive negotiations regarding the Merger Agreement were held between the Special Committee and its advisors and the Family Shareholders and their advisors.

•

The terms and conditions of the Merger Agreement. In particular, the Special Committee considered that: (a) the Parent’s obligation to consummate the Merger is not subject to any due diligence investigation or any financing contingency; (b) the Merger Agreement does not provide for termination fees or unreasonable expense reimbursement obligations which would have the effect of discouraging competing bids; (c) the Merger Agreement includes a non-waiveable condition to the consummation of the Merger requiring that a majority of votes cast at the Special Meeting by the Public Shareholders be votes “FOR” the approval of the Merger and the adoption of the Merger Agreement, and (d) the Merger Agreement provides that, subject to the satisfaction of certain conditions, at any time prior to the Shareholder Approval and Public Shareholder Approval having been obtained, the Special Committee may effect a Change in the Company Recommendation in response to an Intervening Event giving rise to a Superior Alternative or in response to a Superior Proposal if the Board of Directors determines that it is necessary to do so in order to comply with its fiduciary duties and provided that the Parent has not submitted an offer that would render such Superior Alternative no longer a Superior Alternative or such Superior Proposal no longer a Superior Proposal, as applicable.

•

The fact that subsequent to the public announcement on October 29, 2012 of the Family Shareholders’ proposal, the Special Committee has only received a limited number of informal indications of interest and no formal proposals for the acquisition of the Company and the fact that subsequent to the public announcement on April 11, 2013 of the Company’s entry into the Merger Agreement, the Special Committee also has not received any formal proposals for the acquisition of the Company.

•

The fact that the Company’s industry is cyclical and sensitive to changes in general economic conditions, consumer confidence and discretionary income, interest rate levels and credit availability and the effect of such factors on the market price of the Common Stock and management’s ability to execute the Company’s business strategy. The Special Committee believes that as a small public company, the Company does not have adequate flexibility to consider business strategies that have long-term benefits but that may adversely impact earnings per share and the market price of the Common Stock in the short-term.

•

The financial ability and willingness of the Parent to consummate the Merger. The Parent’s obligation to consummate the Merger Agreement is not conditioned upon the Parent having obtained financing for the Merger.

•

The fact that the Company is a smaller reporting company and the costs of maintaining its public company status and its listing on Nasdaq are significant and could adversely affect the Company’s performance and value of the Company Stock.

•

The Family Shareholders’ indication that they have no interest in being sellers and would not vote their shares in favor of any proposal that would require them to sell their shares of Common Stock or Class B Stock.

•	The fact that the Keanes expressed and repeatedly reiterated their unwillingness to consider alternative transactions.

•	The absence of material regulatory approvals or third party consents required to consummate the Merger.

•

The proposed merger consideration is all cash, so that the transaction allows the Public Shareholders to realize a fair value, in cash, for their investment and provides such shareholders certainty of value for their shares, especially when viewed against the risks confronting the Company’s business, including the following:

o	The possibility of increases in the cost of energy or raw materials, including paperboard, which could have a material adverse effect on the Company’s margins and income from operations.

o

The Company’s dependence on certain significant customers, the loss of which could have material adverse effects on product sales and, depending on the significance of the loss, the Company’s results of operations, financial condition or cash flow.

o

Risks associated with implementing the Company’s business strategies and realizing anticipated savings, as such strategies are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control.

o

The effects that the current economic environment and the reduced availability of credit have on the financial ability of the Company’s major customers and suppliers to meet their obligations to the Company.

o	Risks of increased competition that could result in a loss of customers and a decline in the Company’s revenues.

o	Ongoing intense pricing pressures and diminished cost efficiency of the Company’s operating facility that could adversely affect the Company’s net sales and profitability.

o

Changes in domestic economic conditions or in political, economic or other conditions affecting sourcing, demand and competition for the Company’s products that may adversely affect the Company’s business and profitability.

In the course of reaching the determinations and decisions, and making the recommendation, described above, the Special Committee also considered the following factors relating to the procedural safeguards that the Special Committee believes were and are present to ensure the fairness of the Merger and to permit the Special Committee to represent the Company’s unaffiliated shareholders, each of which safeguards the Special Committee believed supported its decision and provided assurance of the fairness of the Merger to the Company’s unaffiliated shareholders:

•

The existence of a non-waiveable condition to the consummation of the Merger requiring that a majority of the votes cast at the Special Meeting by the Public Shareholders be votes “FOR” the approval of the Merger and the adoption of the Merger Agreement.

•	The Parent had in place committed debt financing, on terms that the Special Committee viewed as favorable to consummating the Merger expeditiously.

•	The fact that the Family Shareholders intend to make a cash equity investment to provide the additional financing necessary to consummate the Merger expeditiously.

•	The Special Committee consists of three independent directors who are not officers or controlling shareholders of the Company, or affiliated with any of the Family Shareholders.

•

The members of the Special Committee were compensated for their services, and their compensation was in no way contingent on their approving the Merger Agreement or taking the other actions described in this proxy statement.

•	The members of the Special Committee will not personally benefit from the completion of the Merger in a manner materially different from the Public Shareholders.

•	The Special Committee retained and was advised by its own independent legal and financial advisors.

•

The Special Committee was involved in extensive deliberations over a period of over five months regarding the Family Shareholders’ proposal to acquire the Company, and was provided with full access to Company management and historical and projected financial information in connection with its due diligence.

•

The Special Committee and Western Reserve had the opportunity to review the Daroth Valuation Analysis in order to gain a better understanding of the basis of the $7.20 per share price contained in the Proposal Letter submitted by Messrs Keane and Keane.

•

The Special Committee had ultimate authority to decide whether to recommend the Merger or any alternative transaction, and the Special Committee was aware that it had no obligation to recommend any transaction, including the proposal put forth by the Family Shareholders.

•

The Special Committee, prior to the Shareholder Approval and Public Shareholder Approval, is permitted to effect a Change in the Company Recommendation in response to an Intervening Event giving rise to a Superior Alternative or in response to a Superior Proposal if the Special Committee determines that it is necessary to do so in order to comply with its fiduciary duties and provided that the Parent has not submitted an offer that would render such Superior Alternative no longer a Superior Alternative or such Superior Proposal no longer a Superior Proposal, as applicable.

•

The Special Committee is permitted to respond to inquiries regarding acquisition proposals and, upon payment of Parent’s expenses not to exceed $500,000, to terminate the Merger Agreement to accept a Superior Proposal.

In the course of reaching the determinations and decisions, and making the recommendation, described above, the Special Committee considered the following risks and potentially negative factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby:

•

Consummation of the Merger would preclude the Public Shareholders from having the opportunity to participate in any future growth prospects of the Company while the Family Shareholders would have the opportunity to benefit from any increases in the value of the Company following the consummation of the Merger.

•

The potential conflicts of interest of the Family Shareholders resulting from benefits that might be realized by them upon consummation of the Merger, including the potential economic benefit of capital appreciation. The fact that the Merger Agreement, while allowing the Special Committee to effect a Change in the Company Recommendation under certain circumstances, did not permit, and the Family Shareholders expressly took a position against, the Company soliciting any other third-party offers.

•

The Family Shareholders’ substantial ownership of the Company and their publicly expressed unwillingness to consider alternative transactions and their repeated refusal to consider any proposal where they would be sellers, which effectively discouraged third-parties from making offers that were competitive with the Family Shareholders’ proposal.

•

The Merger Agreement’s restrictions on the conduct of the Company’s business prior to the completion of the Merger, generally requiring the Company to conduct its business only in the ordinary course, which may delay or prevent the Company from undertaking business opportunities that may arise pending the completion of the Merger.

•	The risks of incurring substantial expenses related to the Merger and to any potential litigation that may result as a result of the public announcement of the transactions contemplated by the Merger.

•

The consummation of the Merger is subject to the satisfaction of certain conditions which may or may not be satisfied and that, as a result, the Merger may not be consummated, even if the Merger Agreement is adopted and the Shareholder Approval and Public Shareholder Approval are each obtained.

•	The possibility that, under certain circumstances, the Company may be required to reimburse Parent’s expenses.

•	The receipt of the cash merger consideration will be a taxable transaction for U.S. federal income tax purposes.

•	The absence of any reverse termination fee in the event the Parent fails to close the transactions contemplated by the Merger Agreement through no fault of the Company.

•

The risks and costs to the Company if the Merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential effect on business and customer relationships.

 The foregoing discussion of the information and factors considered by the Special Committee includes the material factors considered by the Special Committee. In view of the variety of factors considered in connection with its evaluation of the Merger, the Special Committee did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Special Committee recommended the adoption of Merger Agreement and the approval of the Merger based upon the totality of the information it considered.

The Board of Directors

The Board of Directors consists of five directors, two of whom, Messrs. Kevin T. Keane and Daniel G. Keane, have interests in the Merger different from the interests of the Company’s unaffiliated shareholders generally. The Board of Directors established the Special Committee of independent, non-employee directors and empowered it with exclusive authority to review, evaluate, reject, negotiate and, if appropriate, make a recommendation to the Board of Directors regarding the proposal from Messrs. Kevin T. Keane and Daniel G. Keane.

On April 11, 2013, on the basis of the Special Committee’s recommendation, the Board of Directors unanimously (with Messrs. Kevin T. Keane and Daniel G. Keane abstaining from the vote and recusing themselves from the discussion) determined that the Merger is advisable, and fair to and in the best interests of the unaffiliated shareholders, adopted the Merger Agreement and approved the transactions contemplated thereby, including the Merger, approved the Ancillary Agreements to which the Company is a party and the transactions contemplated thereby and recommended that the Company’s shareholders vote for the adoption of the Merger Agreement and approval of the Merger. In making such determination and taking such actions, the Board of Directors (with Messrs. Kevin T. Keane and Daniel G. Keane abstaining and recusing themselves from all discussions concerning the Merger Agreement, the Merger and the other transactions contemplated thereby) unanimously and expressly adopted the analysis of the Special Committee, which is discussed above.

The foregoing discussion of the information and factors considered by the Board of Directors includes the material factors considered by the Board of Directors. In view of the variety of factors considered in connection with its evaluation of the Merger, the Merger Agreement and the Ancillary Agreements, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board of Directors approved and recommends the adoption of the Merger Agreement and the approval of the Merger based upon the totality of the information presented to and considered by it.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT AND THE APPROVAL OF THE MERGER.

Opinion of the Special Committee’s Financial Advisor

The Special Committee has retained Western Reserve to act as its financial advisor in connection with the Merger. On April 11, 2013, at a meeting of the Special Committee held to evaluate the Merger, Western Reserve delivered a written opinion dated April 11, 2013, to the effect that, as of such date and based on and subject to various assumptions and limitations described in its opinion, the $8.40 per share merger consideration to be received by the unaffiliated holders of Common Stock and Class B Stock (other than Family Shareholders and their respective affiliates and associates) was fair, from a financial point of view, to such holders.

The full text of Western Reserve’s written opinion, dated April 11, 2013, to the Special Committee, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. The following summary of Western Reserve’s opinion is qualified in its entirety by reference to the full text of the opinion. Western Reserve delivered its opinion to the Special Committee for the benefit and use of the Special Committee (in its capacity as such) in connection with and for purposes of its evaluation of the merger consideration from a financial point of view. Western Reserve’s opinion did not address any other aspects of the Merger and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. Western Reserve also expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the Merger or any related matter.

In connection with rendering its opinion, Western Reserve has made such reviews, analyses and inquiries as deemed necessary and appropriate under the circumstances. Western Reserve also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuations with respect to similar transactions. Western Reserve’s procedures, investigations and financial analysis with respect to the preparation of its opinion included, but were not limited to, the following: (i) a draft of the Merger Agreement, dated April 8, 2013, which Western Reserve understood to be in substantially final form; (ii) a financing commitment letter from M&T Bank addressed to Daniel G. Keane dated April 8, 2013, referred to as the “Debt Commitment Letter”; (iii) publicly available information and Securities and Exchange Commission, referred to as the “SEC, filings related to the Company, including the historical Annual Reports on Form 10-K, historical Quarterly Reports on Form 10-Q, press releases issued by the Company, and equity analyst reports; (iv) certain other internal information, primarily financial in nature, including internal monthly financial results and financial projections for fiscal year 2013, concerning the business and operations of the Company, as furnished to Western Reserve by the Company for purposes of Western Reserve's analyses; (v) financial projections for fiscal years 2014 through 2017, which reflected the best then currently available estimates and judgment of the Company’s management; (vi) publicly available information with respect to certain other companies that Western Reserve considered relevant to its inquiry and the historical trading price and trading volume of such other companies’ securities; (vii) publicly available information concerning the nature and terms of certain other transactions that Western Reserve considered relevant to its inquiry; (viii) certain valuation and comparative analyses, using generally accepted valuation and analytical techniques, that Western Reserve deemed relevant; (ix) Western Reserve's analysis of the Company’s historical share price performance and trading volume; (x) discussions regarding the business, operations, financial condition and prospects of the Company with members of senior management of the Company, (xi) publicly available information related to the Family Shareholders’ acquisition proposal, including (a) the Family Shareholders’ acquisition proposal dated October 26, 2012 in which the Family Shareholders stated that the members of the Family Shareholders in their capacities as shareholders of the Company, were not interested in selling their interests in the Company to a third party and would not expect to vote in favor of any alternate sale, merger or similar transaction involving the Company, and (b) the Company's public announcement of the receipt of such proposal, and (xii) such other data and information Western Reserve judged necessary or appropriate to render its opinion.

In Western Reserve’s review and analysis and in arriving at its opinion, Western Reserve assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information provided to it or publicly available and that all information supplied and representations made by Company management regarding the Company and the Merger were substantially accurate in all respects material to Western Reserve’s analysis, and assumed and relied upon the representations and warranties of the parties contained in the Merger Agreement. Western Reserve also assumed that there were no material changes in the assets, liabilities, financial condition, operating results, business or prospects of the Company since the date of the last financial statements made available to it. Western Reserve also assumed that information supplied and representations made by Company management regarding the Company and the Merger were accurate in all respects material to its analysis. Western Reserve also relied upon Company management as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) and, with the Company’s consent, assumed that such projections reflected the best available estimates and judgments of the Company. Western Reserve was not engaged to, and did not, independently verify or assess the reasonableness or achievability of such projections or the assumptions on which they were based, and expressed no view as to such projections or assumptions. Also, Western Reserve did not make nor assume any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company and Western Reserve was not furnished with any such valuations or appraisals. Western Reserve did not evaluate the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters, and assumed that the Parent has adequate sources of funds to enable it to pay the merger consideration. Western Reserve is not a legal, regulatory, accounting or tax expert and has assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

Western Reserve was not asked to, nor did it, offer any opinion as to the material terms of the Merger Agreement or the form of the Merger. Representatives of the Special Committee advised Western Reserve, and Western Reserve also assumed, that the final executed form of the Merger Agreement did not vary materially from those set forth in the last draft reviewed by Western Reserve. Western Reserve assumed that all of the conditions required to implement the Merger will be satisfied, that the Merger will be completed in accordance with the Merger Agreement without any material amendments thereto or any material waivers or delays of any terms or conditions thereof, and that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company or the consummation of the Merger.

It should be noted that Western Reserve’s opinion was based upon economic and market conditions and other circumstances existing on, and information made available as of, the date of the opinion and does not address any matters subsequent to such date. Western Reserve expressed no opinion as to the price at which shares of the Company will trade at any time.

Western Reserve’s opinion is limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of Company Stock, other than the holders of Excluded Shares and Dissenting Shares, pursuant to the Merger Agreement. Western Reserve’s opinion did not address any terms (other than the merger consideration) or other aspects or implications of the Merger, including, without limitation, the form or structure of the Merger. Western Reserve was not requested to, and it did not, solicit third-party indications of interest in the possible acquisition of all or a part of Company nor was it requested to consider, and its opinion did not address, the underlying business decision of the Company to effect the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. Western Reserve did not express any opinion concerning the fairness of the amount or nature of any compensation paid to any of the officers, directors or employees of the Company, or to any class of such persons, relative to the compensation to be received by the shareholders of the Company in connection with the Merger. In addition, it should be noted that Western Reserve does not have any obligation to update, revise or reaffirm its opinion.

In preparing its opinion to the Special Committee of the Board of Directors of the Company, Western Reserve performed a variety of analyses, including those described below. The preparation of a fairness opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Western Reserve’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Western Reserve arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, specific conclusions from any individual analysis, analytical method or factor, but subjectively factored its observations from all of these analyses into its qualitative assessment of the merger consideration. Accordingly, Western Reserve believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytical methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before April 5, 2013 and is not necessarily indicative of current market conditions.

No company or business used in Western Reserve’s analyses for comparative purposes is identical to the Company. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, Western Reserve did not make separate or quantifiable judgments regarding individual analyses. The implied reference range values indicated by Western Reserve’s analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the Company’s control and the control of Western Reserve. Much of the information used in, and accordingly the result of, Western Reserve’s analyses are inherently subject to substantial uncertainty.

For purposes of Western Reserves’ analysis, EBITDA is defined as net income before income taxes, interest income, interest expense, other income or expense, asset impairment charges, depreciation and amortization and transaction-related expenses.

Historical Stock Trading Analyses

Western Reserve reviewed historical closing prices and trading volumes of shares of the Common Stock and noted the following:

•	The Company’s Common Stock traded at a 52-week high closing price of $8.60 per share and a 52-week low closing price of $4.20 per share

Over the previous three years, the Company’s Common Stock traded below the Family Shareholders’ initial offer of $7.20 per share 96% of the time and below the Family Shareholders’ final offer price of $8.40 nearly 100% of the time

The Family Shareholders’ offer of $8.40 per share represents premiums of 87.5%, 65.0% and 56.1% above the per share closing price for the Company's Common Stock 4 weeks, 1 week and 1 day, respectively, prior to the initial offer on October 26, 2012

Net Book Value Analysis

Western Reserve analyzed the Company’s net book value utilizing the Company’s unaudited financial reports for the four-week period ended February 23, 2013. Western Reserve calculated the Company’s net book value to be $8.01 per fully diluted share of Company Stock. The merger consideration of $8.40 per share of Company Stock is above this amount.

Premiums Paid Analysis

To assess the share price premium offered to Company shareholders, Western Reserve reviewed the premiums paid in 94 control sale transactions with closing dates between January 2006 and December 2012, which in Western Reserve’s professional judgment, is reflective of a full cycle of M&A market conditions. As communicated to the Special Committee, the analysis includes acquisitions of U.S.-based companies with enterprise values between $10 million and $250 million, a size range that is typically representative of the lower middle market and which encompasses the expected enterprise value paid for the Company in the Merger. Western Reserve explained to the Special Committee that the target companies in this analysis were selected from general industrial sectors and did not include acquisition targets in the financial services, government agency, healthcare, high technology, media, oilfield services or real estate industries.

The following table summarizes the premiums derived from this analysis:

	1 Week Prior	4 Weeks Prior
Lower Quartile	9.7%	11.4%
Mean	22.2%	22.3%
Median	22.8%	24.9%
Upper Quartile	36.7%	34.8%

MOD-PAC Average Share Price 4 Weeks Prior to Announcement	$4.95

	Low	High
Selected Premium Range	22.0%	25.0%
Selected Implied Equity Valuation Range	$6.04	$6.19

Based on its professional judgment and, among other things, the premiums paid prior to the announcement dates in these transactions, Western Reserve applied a premium range of 22.0% to 25.0% to the Company’s average share price four weeks prior to the announcement ($4.95 per share). This analysis yielded an implied share price range of $6.04 to $6.19. The merger consideration of $8.40 is above this range.

Reference Public Companies Analysis

In order to assess how the public market values shares of publicly traded companies that have operating characteristics similar to those of the Company, Western Reserve reviewed and compared the financial and operating performance of seven publicly traded companies focused on the paper and packaging industries. These companies included:

•	Bemis Company, Inc.

•	Boise Inc.

•	Graphics Packaging Holding Company

•	MeadWestvaco Corporation

•	Multi-Color Corp.

•	Rock-Tenn Company

•	Sonoco Products Co.

Based upon its professional judgment, Western Reserve communicated to the Special Committee that none of the companies used in this analysis appeared to be identical or directly comparable to the Company due to the differences discussed below. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning these differences and other factors that could affect the public trading value of the selected companies.

In arriving at its valuation, Western Reserve examined each reference company’s enterprise value as a multiple of its last twelve month basis (“LTM”) EBITDA. Enterprise value (“EV”) is calculated as the market value of the company’s equity as of April 5, 2013; plus the value of the company’s indebtedness, minority interest and preferred stock as of its latest public filing; minus the company’s cash and cash equivalents as of its latest public filing.

($ in millions) Reference Public Companies	EV	LTM EBITDA	EV/EBITDA
Bemis Company, Inc.	$5,418	$624	8.7x
Boise Inc.	1,567	330	4.7x
Graphics Packaging Holding Company	4,844	615	7.9x
MeadWestvaco Corporation	8,203	845	9.7x
Multi-Color Corp.	819	106	7.7x
Rock-Tenn Company	9,391	1,154	8.1x
Sonoco Products Co.	4,474	576	7.8x
Median EV/EBITDA			7.9x

MOD-PAC	$24	$6	3.8x

Based on its professional judgment and after considering, among other things, applicable discounts for differences in size, growth, profitability, liquidity and customer concentration between the Company and the reference public companies, as well as the discount to which the Company’s public stock traded on and before April 5, 2013 relative to the reference public companies on an EV/EBITDA basis (i.e., 3.8x vs. 7.9x), Western Reserve applied a 60% discount to the median EV/EBITDA multiple of 7.9x. Based on its professional judgment and after considering, among other things, its premiums paid analysis, Western Reserve utilized a sensitivity range of 0.25x EBITDA above and below the adjusted multiple (3.15x) and then applied a 25% control premium to account for value not implicit in the reference companies’ public minority share valuations. This analysis implied an EV/EBITDA valuation range of 3.7x to 4.3x and a fully diluted per share valuation range of $7.55 to $8.64. The merger consideration of $8.40 per share of Company Stock fell within this range. The following table summarizes this analysis:

Reference Companies Median EV/EBITDA Multiple		7.9x
Selected Comparability Discount		60.0%
Discounted Reference Companies EV/EBITDA Multiple		3.15x
Discounted Multiple Range (+/- 0.25x)	2.9x	--	3.4x
Control Premium Multiple Range (25%)	25%	--	25%
Fully Adjusted Multiple Range	3.7x	--	4.3x
Implied Equity Value per Fully Diluted Share	$7.55	--	$8.64

Reference M&A Transactions Analysis

Western Reserve compared the Company to target companies involved in merger and acquisition transactions. Using publicly available information, Western Reserve reviewed and compared multiples paid in twelve acquisitions of packaging companies with closing dates between June 2010 and January 2013, which in Western Reserve’s professional judgment, reflects a period of time in which M&A market conditions have been relatively favorable and consistent. As communicated to the Special Committee, these transactions were considered because they involved packaging companies that had publicly disclosed transaction information , as summarized in the table below.

($ in millions)

Date	Target	Acquirer	Enterprise Value	EV/EBITDA
January 2013	Contego Packaging Holdings Limited	Graphic Packaging Holding Company	$130	6.6x
December 2012	Orange County Container Group	Smurfit Kappa Group PLC	340	6.4x
February 2012	Temple-Inland Inc.	International Paper	4,317	11.0x
October 2011	GMI Group	Rock-Tenn Company	86	ND
September 2011	Graham Packaging Company	Reynolds Group Holdings Ltd.	4,411	9.8x
May 2011	York Label, Inc.	Multi-Color Corp.	350	9.5x
May 2011	Smurfit-Stone Container Corp.	Rock-Tenn Company	4,492	6.3x
Mar 2011	Tharco Containers, Inc.	Boise Paper Holdings	200	ND
November 2010	Pactiv Corp.	Reynolds Group Holdings Ltd.	5,994	8.8x
August 2010	Ball Corp., Plastics Packaging Americas	Amcor Ltd.	280	4.0x
July 2010	Alcan Packaging	Amcor Ltd.	2,014	5.5x
June 2010	Constantia Packaging AG	One Equity Partners	1,382	4.3x
Median EV/EBITDA				6.5x

Based upon its professional judgment, Western Reserve communicated to the Special Committee that none of the acquired companies used in this analysis appeared to be identical or directly comparable to the Company. Accordingly, an evaluation of the results of this analysis was not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning these transactions and how they could be viewed relative to the proposed merger.

Western Reserve examined enterprise values as a multiple of EBITDA in conducting this analysis. Western Reserve calculated these multiples by dividing the acquired company’s enterprise value by its trailing twelve months EBITDA, according to its most recent public filing prior to the transaction.

Based on its professional judgment and after considering, among other things, applicable discounts for differences in size, growth and profitability between the Company and the reference transaction target companies, Western Reserve applied a 35% discount to the median EV/EBITDA multiple of 6.5x and utilized a sensitivity range of 0.25x EBITDA above and below the adjusted multiple to arrive at the adjusted multiple range. This analysis implied an EV/EBITDA valuation range of 4.0x to 4.5x and a fully diluted per share valuation range of $8.03 to $8.90. The merger consideration of $8.40 per share of Company Stock fell within this range. The following table summarizes this analysis:

Selected Precedent Transaction EV/EBITDA Multiple		6.5x
Selected Comparability Discount		35.0%
Discounted Reference Companies EV/EBITDA Multiple		4.23x
Discounted Multiple Range (+/- 0.25x)	4.0x	--	4.5x
Implied Equity Value per Fully Diluted Share	$8.03	--	$8.90

Discounted Cash Flow Analysis

Western Reserve performed a discounted cash flow analysis of the Company incorporating management’s forecasts for fiscal years 2013 through 2017. Western Reserve calculated the free cash flows generated by the Company during each of the projection years, as well as a terminal value, each of which was adjusted for certain non-cash items (such as depreciation and amortization), tax assumptions, capital expenditures and investments in working capital. Western Reserve calculated the terminal value of the projected cash flows by applying terminal multiples to the Company’s 2017 EBITDA. Based on its professional judgment and after taking into consideration, among other things, the valuation multiples of the Company and reference companies and transactions reviewed in analyses titled “-Reference Public Companies Analysis” and “-Reference M&A Transactions Analysis” above, Western Reserve utilized a terminal value multiple range of 4.0x to 4.5x.

Western Reserve then discounted each of the projected cash flow streams and the terminal value to the present by its estimate of the Company’s weighted average cost of capital (“WACC”). Western Reserve estimated the Company’s WACC to be 11.0% using the capital asset pricing model. Based on its professional judgment and after taking into consideration, among other things, this estimated WACC, Western Reserve conducted a sensitivity analysis using a WACC range of 10.0% to 12.0%. Within the parameters of these assumptions, Western Reserve calculated an implied equity value per share of $6.96 to $7.87. The merger consideration of $8.40 per share of Company Stock fell above this range.

Leveraged Buyout Analysis

Western Reserve performed an illustrative leveraged acquisition analysis in order to estimate prices per share that a potential financial buyer would be willing to pay for the Company based on current debt capital market conditions and private equity rate of return requirements. Western Reserve performed this analysis using the Company’s projections, attached as Annex H to this proxy statement, and made the following assumptions based on its professional judgment and capital markets expertise:

•	A financial buyer could raise debt capital on the basis of the Company’s trailing twelve month EBITDA as of February 2013 (being $6.5 million) ( “LTM February 2013 EBITDA”).

•	Capital sources would include total debt of $18.1 million (being 2.75x LTM February 2013 EBITDA) and Company cash of $3.8 million.

•

An equity investor would target compound annual rates of return on its invested capital of 15.0% to 20.0%, which, given the assumed levels of available debt and cash at the time of the transaction, implies the need for an equity investment of $7.6 million to $10.9 million; in total, this implies an enterprise valuation range of 3.75x to 4.25x the Company’s LTM EBITDA.

•

All capital providers would realize their investments through a subsequent sale of the Company in 2017 following a five-year hold period; to eliminate any effects on rates of return due to multiple arbitrage, Western Reserve assumed an enterprise value range of 3.75x to 4.25x the Company’s LTM EBITDA at the time of exit.

This analysis implied a leveraged acquisition price per share range for shares of Company Stock of $7.63 to $8.51. The merger consideration of $8.40 per share fell within this range.

Western Reserve did not assess the liquidation value of the Company in determining the fairness of the Merger to the unaffiliated shareholders. Western Reserve considered the Company, which will continue to operate its business following the Merger, to be a viable, going concern and therefore did not consider liquidation value to be a relevant valuation methodology.

Western Reserve did not conduct a separate going concern analysis distinct from the other analyses that it conducted, because it believes that certain of the valuation methodologies that it did conduct collectively assess going concern value. Those analyses include premiums paid analysis, discounted cash flow analysis, reference public company analysis, reference M&A transactions analysis and leveraged buyout analysis

Miscellaneous

The Company agreed to pay Western Reserve a fee for its services in connection with the proposed merger, a portion of which was paid throughout Western Reserve’s engagement as a retainer and a portion of which, in the amount of $135,000, was payable upon the rendering of its opinion. The Company also agreed to reimburse Western Reserve for certain of its expenses incurred in connection with Western Reserve’s engagement and to indemnify Western Reserve against certain liabilities, including liabilities under the federal securities laws. Western Reserve has not had any relationship with the Company during the past two years and has not contemplated any future relationship for which any compensation may be received. Neither Messrs. Keane and Keane nor any of the other Family Shareholders has, or has had, any contractual relationship with Western Reserve or has paid, or agreed to pay, any fees or other consideration to Western Reserve.

Western Reserve is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. The Special Committee selected Western Reserve to act as its financial advisor in connection with the Merger based on its qualifications and expertise in providing financial advice and on its reputation as an investment banking firm that has substantial experience in transactions similar to the Merger.

Purpose and Reasons of Family Corp., Parent, Merger Sub and the Family Shareholders for the Merger

Under SEC rules governing “going-private” transactions, each of Family Corp., Parent, Merger Sub and the Family Shareholders are deemed to be affiliates of the Company and, therefore, required to express their purpose and reasons for the Merger to the unaffiliated shareholders of the Company, as defined in Rule 13e-3 under the Exchange Act. Family Corp., Parent, Merger Sub and the Family Shareholders are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

Family Corp., Parent, Merger Sub, and the Family Shareholders intend to effect the Merger to acquire all of the outstanding shares of Company Stock not already owned by them. The Merger will allow Family Corp., Parent, and the Family Shareholders to reposition the Company as a privately-held company.

Family Corp., Parent, Merger Sub, and the Family Shareholders have determined to pursue the Merger at this time and believe that it is best for the Company to operate as a privately-held company for several reasons. Family Corp., Parent, Merger Sub, and the Family Shareholders believe that the compliance costs and management time commitments relating to public-company matters as a result of the Sarbanes-Oxley Act of 2002 and related rules and regulations adopted by the SEC and Nasdaq will be reduced or eliminated through the Company becoming a privately-held company. Family Corp., Parent, Merger Sub, and the Family Shareholders believe that in light of these costs and the historically small public float and low trading volume for the shares of the Company's Common Stock, the benefits to the Company of having publicly-traded securities do not outweigh the expenses and other requirements imposed on the Company as a public company. In light of the cost of the Company remaining a public company and the advantages, discussed below, of the Company operating as a private company, Family Corp., Parent, Merger Sub, and the Family Shareholders have determined that it is an appropriate time to reposition the Company as a privately-held company. Moreover, Family Corp., Parent, Merger Sub, and the Family Shareholders believed that it was an appropriate time to seek financing in light of the favorable interest rate environment. Mr. Kevin T. Keane has also discussed with his son, Mr. Daniel G. Keane, his willingness, as part of his overall estate planning, to use his personal funds to help his son with the equity financing for the transaction.

Without the constraint of the public market’s emphasis on quarterly earnings, especially quarterly earnings growth, and its reaction to public events, Family Corp., Parent, Merger Sub, and the Family Shareholders believe that the Company will have greater operating flexibility to focus on enhancing long-term value. Family Corp., Parent, Merger Sub, and the Family Shareholders believe that an emphasis on long-term growth rather than short-term earnings could eventually result in greater business opportunities than would be available to the Company if it remained publicly held. For example, Family Corp., Parent, Merger Sub, and the Family Shareholders believe that, as a privately-held company, the Company will be able to make decisions that may negatively affect quarterly earnings but that may increase the value of the Company's assets or earnings over the long term. In a public-company setting, decisions that negatively affect earnings could significantly reduce per share price if analysts’ or investors' short-term earnings expectations are not met or exceeded. Further, the general level of confidence (or lack thereof) in the stock markets will no longer affect the Company's stock price.

For the Company, becoming a privately-held company is expected to reduce or eliminate certain costs which relate to its being a public company, including legal costs, insurance costs, the costs of certain accounting and auditing activities and internal controls, the cost of annual meetings, the cost of preparing, printing and mailing corporate reports and proxy statements, the expense of a transfer agent and the cost of investor relations activities. Cost savings from the Company becoming a private company are expected to be at least $600,000 in the first full fiscal year following the Merger, including reductions in professional fees. Following the Merger, at such time as the Company is no longer subject to the reporting requirements of the Exchange Act, the Company will be able to eliminate the time devoted by its management and some of its other employees to matters that relate to the Company being a public company. As a result, Family Corp., Parent, Merger Sub, and the Family Shareholders believe that the Company will be better able as a private company to focus its resources on its business and operations than it is as a public company. Family Corp., Parent, Merger Sub, and the Family Shareholders believe that the Merger advances these objectives.

In addition to the foregoing factors, Family Corp., Parent, Merger Sub, and the Family Shareholders considered the following positive factors:

•	Family Corp., Parent, Merger Sub, and the Family Shareholders will benefit from any future earnings and growth of the Company after it ceases to be publicly traded; and

•	information concerning the Company and its operations, financial results and directors and officers will no longer be available to competitors.

Family Corp., Parent, Merger Sub, and the Family Shareholders also considered the following negative factors:

•

as a result of the Merger and related transactions, Family Corp., Parent, and the Family Shareholders' investment in the Company will represent an illiquid investment in the stock of a private company;

•	following the Merger, Family Corp., Parent, Merger Sub, and the Family Shareholders will bear the sole burden for any future losses or decrease in enterprise value; and

•	The Company's debt level and interest expense will increase substantially due to the additional financing necessary to complete the merger. See “Special Factors—Financing of the Merger.”

Family Corp., Parent, Merger Sub, and the Family Shareholders ultimately concluded that the potential detriments of the Merger to them were outweighed by the potential benefits of the Merger to them.

Positions of the Family Shareholders as to the Fairness of the Merger

Under a SEC rules governing “going-private” transactions, each of Family Corp., Parent, Merger Sub and the Family Shareholders are deemed to be affiliates of the Company and, therefore, required to express their beliefs as to the substantial and procedural fairness of the Merger to the unaffiliated shareholders of the Company. The Family Shareholders are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

As described below, the Family Shareholders believe that the Merger (based on the $8.40 per share merger consideration) is fair to the unaffiliated shareholders on the basis of (i) the factors as described in the “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger” section beginning on page 21, which factors the Family Shareholders agree with and adopt, and (ii) the additional factors described below. In this section and the “Special Factors—Positions of Family Corp., Parent and Merger Sub as to the Fairness of the Merger” section beginning on page 38, when we refer to the “Board of Directors” we are referring to the Board of Directors other than Messrs. Kevin T. Keane and Daniel G. Keane (who abstained and recused themselves from all discussions relating to the Merger).

None of the Family Shareholders participated in the deliberations of the Special Committee or the Board of Directors regarding, or received advice from the Company’s legal advisor or the Special Committee’s legal or financial advisors as to, the fairness of the Merger (based on the $8.40 per share merger consideration). As described in the “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” section beginning on page 44, the Family Shareholders have interests in the Merger different from those of the unaffiliated shareholders of the Company by virtue of the Family Shareholders' obligation to make an equity investment in Family Corp. via the rollover of their existing holdings of Common Stock (including the shares of Common Stock resulting from the conversion of their Class B Stock), as well as the intention of the Family Shareholders to make a cash equity investment to provide a source of funds for the completion of the Merger and related transactions and the payment of related fees and expenses and, in the case of Messrs. Kevin T. Keane and Daniel G. Keane, that their stock options will remain outstanding immediately after the Merger and their expectation of a continuing leadership role in the surviving corporation.

The unaffiliated shareholders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement and the Ancillary Documents, with the assistance of the Special Committee’s legal and financial advisors. The Family Shareholders have not performed, nor engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the Merger (based on the $8.40 per share merger consideration) to the unaffiliated shareholders of the Company. Mr. Daniel G. Keane and the Parent engaged Daroth Capital Advisors LLC, referred to as Daroth Capital, as a financial advisor to the Family Shareholders in connection with negotiating the terms of the Merger and the financing for the Merger. However, Daroth Capital did not provide an opinion with respect to the fairness of the $8.40 per share merger consideration to the unaffiliated shareholders of the Company or the Family Shareholders.

Based on the Family Shareholders' knowledge and analysis of available information regarding the Company, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Board and the Special Committee described in the “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and of the Board of Directors; Fairness of the Merger” section beginning on page 21, with which the Family Shareholders agree and which analysis and resulting conclusions the Family Shareholders adopt, the Family Shareholders believe that the Merger (based on the $8.40 per share merger consideration) is substantively fair to the unaffiliated shareholders of the Company. In particular, the Family Shareholders considered the following:

•

the Family Shareholders reviewed the historical financial performance of the Company and its financial results and believe that the merger consideration of $8.40 per share is fair based on such review;

•

other than their receipt of Board and Special Committee fees (which are not contingent upon the consummation of the Merger or the Special Committee’s or the Board’s recommendation or approval of the Merger) and their interests described in the “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” section beginning on page 44, no member of the Special Committee has a financial interest in the Merger that is different from, or in addition to, the interests of the unaffiliated shareholders generally, although the Merger Agreement does include customary provisions for indemnity and the continuation of liability insurance for the Company’s officers and directors;

•

the Board of Directors determined, by the unanimous vote of all members of the Board of Directors (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger), based on the unanimous recommendation of the Special Committee, that the Merger (based on the $8.40 per share merger consideration) is fair to, and in the best interests of, the Company and its unaffiliated shareholders;

•

the Special Committee received an opinion, dated April 11, 2013, of Western Reserve as to the fairness, from a financial point of view and as of such date, to the unaffiliated shareholders (other than holders of Dissenting Shares) of the $8.40 per share merger consideration to be received by such holders;

•

the per share merger consideration of $8.40 represents a 53.0% premium to the closing price of the Common Stock on October 26, 2012, the last full trading day before the public announcement by Messrs. Kevin T. Keane and Daniel G. Keane of the Family Shareholders’ proposal to acquire all outstanding shares of Common Stock and Class B Stock not owned by them or their associates or affiliates;

•

the per share merger consideration of $8.40 represents a premium of approximately 83.0% to the volume-weighted average trading price of the Common Stock for the 30 trading days prior to the date of the public announcement by Messrs. Kevin T. Keane and Daniel G. Keane of the Family Shareholders’ proposal to acquire all outstanding shares of Common Stock and Class B Stock not owned by them or their associates or affiliates;

•

the per share merger consideration of $8.40 represents a premium of approximately 16.7% to the price per share originally proposed by Messrs. Kevin T. Keane and Daniel G. Keane when they announced their acquisition proposal;

•

the Merger will provide consideration to the unaffiliated shareholders of the Company entirely in cash, allowing the unaffiliated shareholders of the Company to immediately realize a certain and fair value for their shares of Company Stock and eliminating any uncertainty in valuing the consideration to be received by such shareholders and allowing them to pursue other investment alternatives; and

•

there has historically been no public trading market for the Class B Stock and only a small public float of the Company's Common Stock, resulting in a lack of liquidity as evidenced by relatively low trading volumes.

The Family Shareholders felt that there was no need to retain any additional unaffiliated representatives to act on behalf of the shareholders, because the independence of the members of the Special Committee and the retention by the Special Committee of its own legal counsel and financial advisor permitted the Special Committee to effectively represent the interests of such shareholders and because the Merger Agreement requires, as a non-waiveable condition to the consummation of the Merger, the Public Shareholder Approval.

The Family Shareholders did not consider book value or liquidation value in determining the fairness of the Merger (based on the $8.40 per share merger consideration) to the unaffiliated shareholders. The Family Shareholders do not believe that book value, which is an accounting concept, reflects or has any meaningful impact on the market trading prices of the Company Stock. The Family Shareholders did not consider liquidation value in determining the fairness of the Merger to the unaffiliated shareholders because of their belief that liquidation sales generally result in proceeds substantially less than sales of a going concern, because they considered the Company to be a viable, going concern, and because the Company will continue to operate its business upon the consummation of the Merger.

The Family Shareholders did not consider a pre-merger public company going concern value for the Company Stock in determining the fairness of the Merger (based on the $8.40 per share merger consideration) to the unaffiliated shareholders. The Family Shareholders did not believe that there is a single method for determining going concern value and, therefore, did not base their determination on a concept that is subject to various interpretations. Further, the Family Shareholders believed that, to the extent that the Company's pre-merger going concern value was already reflected in the pre-announcement market trading price of the Company Stock, such pre-merger going concern value undervalued the Company in comparison to the offer prices discussed by Messrs. Kevin T. Keane and Daniel G. Keane and their representatives in the Merger negotiations, which from the outset reflected a premium to such pre-announcement price. Moreover, since going concern value is often defined as the ability to generate earnings (rather than cash flows) from assets, the Family Shareholders did not believe that the Company's pre-merger going concern value was meaningful in determining the fairness of the Merger (based on the $8.40 per share merger consideration) because, following the Merger, the Company will have a significantly different capital structure, which will result in different opportunities and risks for the business as a leveraged privately-held company. For example, the Company will have a different level of interest costs following the Merger, which will affect the Company's ability to generate earnings from its assets.

The Family Shareholders believe that the Merger (based on the $8.40 per share merger consideration) is procedurally fair to the unaffiliated shareholders of the Company based upon the following:

•

other than their receipt of Board of Directors and Special Committee fees (which are not contingent upon the consummation of the Merger or the Special Committee’s or the Board’s recommendation or approval of the Merger) and their interests described in the “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” section beginning on page 44, the Special Committee, consisting solely of directors who are not officers or employees of the Company and who are not affiliated with Family Corp., Parent, Merger Sub or the Family Shareholders, and who have no financial interest in the Merger that is different from, or in addition to, the interests of the Public Shareholders generally, was given exclusive authority to, among other things, consider, evaluate and negotiate the terms of the proposed Merger, to decide not to engage in the Merger and to consider alternatives to the Merger;

•	the Special Committee retained its own nationally or regionally recognized legal and financial advisors;

•

the Special Committee and its advisors conducted a due diligence investigation of the Company before commencing negotiations, which the Family Shareholders believe provided the Special Committee with the information necessary to effectively represent the interests of the Public Shareholders;

•

the per share merger consideration of $8.40, and the other terms and conditions of the Merger Agreement, resulted from extensive negotiations between Parent and its advisors, on the one hand, and the Special Committee and its advisors, on the other hand;

•

the Special Committee was deliberate in its process, taking over five months to analyze and evaluate the initial acquisition proposal of the Family Shareholders submitted by Messrs. Kevin T. Keane and Daniel G. Keane and to negotiate with them the terms of the proposed Merger, ultimately resulting in a $1.20 per share increase in the merger consideration to be paid in connection with the Merger over that in the initial acquisition proposal submitted by Messrs. Kevin T. Keane and Daniel G. Keane;

•

the Merger (based on the $8.40 per share merger consideration) was approved by the unanimous vote of the Board (other than Messrs. Kevin T. Keane and Daniel G. Keane, who abstained and recused themselves from all discussions relating to the Merger), based on the unanimous recommendation of the Special Committee;

•

the Merger Agreement contains a non-waiveable condition to the consummation of the Merger requiring that a majority of the votes cast at the Special Meeting by the Public Shareholders be voted “FOR” the approval of the Merger and adoption of the Merger Agreement; and

•

the fact that there are no unusual requirements or conditions to the Merger, and the fact that Merger Sub has received a Debt Commitment Letter, the fact that the Family Shareholders are obligated to roll over their Common Stock (including shares of the Company’s Class B Stock held by them that are converted into shares of Common Stock immediately before the Effective Time) and the fact that the Family Shareholders intend to make a cash equity investment, all as described in the “Special Factors—Financing of the Merger” section beginning on page 41, to provide the financing necessary to consummate the Merger expeditiously, each increasing the likelihood that the Merger will be consummated and that the consideration to be paid to the unaffiliated shareholders of the Company in the Merger will be received.

While Mr. Kevin T. Keane is the Chairman of our Board of Directors, and Daniel G. Keane is our President and Chief Executive Officer and a member of our Board of Directors, because of their participation in the transaction as described in the “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” section beginning on page 44, they did not serve on the Special Committee, nor did they participate in, or vote in connection with, the Special Committee’s evaluation or recommendation of the Merger Agreement and the Merger or the Board of Directors' evaluation or approval of the Merger Agreement and the Merger. For these reasons, Messrs. Kevin T. Keane and Daniel G. Keane do not believe that their or any other Family Shareholders' interests in the Merger influenced the decision of the Special Committee or the Board of Directors with respect to the Merger Agreement or the Merger.

The foregoing discussion of the information and factors considered and given weight by the Family Shareholders in connection with the fairness of the Merger Agreement and the Merger (based on the $8.40 per share merger consideration) is not intended to be exhaustive but is believed to include all material factors considered by them. The Family Shareholders did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their position as to the fairness of the Merger Agreement and the Merger (based on the $8.40 per share merger consideration). Rather, the Family Shareholders made the fairness determinations after considering all of the foregoing as a whole. The Family Shareholders believe these factors provide a reasonable basis upon which to form their belief that the Merger (based on the $8.40 per share merger consideration) is fair to the unaffiliated shareholders of the Company. This belief should not, however, be construed as a recommendation to any Company shareholder to approve the Merger or adopt the Merger Agreement. The Family Shareholders do not make any recommendation as to how shareholders of the Company should vote their shares of Common Stock or Class B Stock relating to the Merger or the Merger Agreement.

Positions of Family Corp., Parent and Merger Sub as to the Fairness of the Merger

Under a SEC rules governing “going-private” transactions, each of Family Corp., Parent and Merger Sub are deemed to be affiliates of the Company and, therefore, required to express their beliefs as to the fairness of the Merger to the unaffiliated Shareholders. Family Corp., Parent and Merger Sub are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act.

None of Family Corp., Parent, or Merger Sub participated in the deliberations of the Special Committee or the Board of Directors regarding, or received advice from the Company’s legal advisor or the Special Committee’s legal or financial advisors as to, the fairness of the Merger to the Company’s unaffiliated shareholders. As entities beneficially owned by Messrs. Kevin T. Keane and Daniel G. Keane, Family Corp., Parent, and Merger Sub considered the same factors considered by, and adopted the analysis and resulting conclusions of, the Family Shareholders, as described in the “Special Factors—Positions of the Family Shareholders as to the Fairness of the Merger” section beginning on page 34. Based on the information and factors set forth in the foregoing discussion, as well as Family Corp.'s Parent's, and Merger Sub’s knowledge and analysis of available information regarding the Company, as well as discussions with members of the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting conclusions of, the Special Committee and the Board of Directors described in the “Special Factors—Reasons for the Merger; Recommendation of the Special Committee and the Board of Directors; Fairness of the Merger” section beginning on page 21, with which Family Corp., Parent, and Merger Sub agree and which analysis and resulting conclusions Family Corp., Parent, and Merger Sub adopt, Family Corp., Parent, and Merger Sub believe that the Merger is fair to the unaffiliated shareholders of the Company.

Family Corp., Parent, and Merger Sub believe that the foregoing information and factors provide a reasonable basis for their belief that the Merger is fair to the unaffiliated shareholders. This belief should not, however, be construed as a recommendation to any Company shareholder to approve the Merger or adopt the Merger Agreement. Family Corp., Parent, and Merger Sub do not make any recommendation as to how shareholders of the Company should vote their shares of Common Stock or Class B Stock relating to the Merger or the Merger Agreement.

Plans for the Company after the Merger

After the Effective Time, Parent anticipates that the Company will continue its current operations, except that it will (i) cease to be an independent public company and will instead be a wholly owned subsidiary of Parent and (ii) have substantially more debt than it currently has. If the Merger is consummated, the Common Stock will be delisted from Nasdaq and will cease to be registered under the Exchange Act (via termination of registration pursuant to Section 12(g) of the Exchange Act). After the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the directors of the Company, and the officers of the Company immediately prior to the Effective Time will remain the officers of the Company, in each case until the earlier of their death, resignation or removal, or otherwise as provided by law.

Certain Effects of the Merger

If the Shareholder Approval and the Public Shareholder Approval are obtained and the other conditions to the Closing are either satisfied or waived, then, upon the occurrence of the Closing, Merger Sub will be merged with and into the Company with the Company being the surviving corporation. If the Merger is completed, all of the Company’s equity interests will be owned by Parent, which in turn will be owned by Family Corp., which in turn will be owned by Messrs. Kevin T. Keane, Daniel G. Keane and the other Family Shareholders.

Upon the consummation of the Merger:

•

each issued and outstanding share of Common Stock and Class B Stock held by the Public Shareholders (other than holders of Dissenting Shares) immediately prior to the Effective Time will be converted automatically into and will represent the right to receive $8.40 in cash, without interest and less any required withholding taxes, and each such share shall otherwise cease to be outstanding and shall otherwise automatically be cancelled and cease to exist;

•

each issued and outstanding share of Company Stock and Class B Stock that is owned by the Family Shareholders and their respective affiliates or associates immediately prior to the Effective Time (all of which shares shall be owned at such time as described in the “Certain Agreements Involving Company Stock; Certain Transactions Between the Family Shareholders and the Company” section beginning on page 70) shall cease to be outstanding and shall automatically be cancelled and shall cease to exist;

•

each Company stock option that is outstanding immediately prior to the Effective Time (other than those held by Kevin T. Keane and Daniel G. Keane), whether or not vested or exercisable, will, as of the Effective Time, be cancelled (and to the extent formerly exercisable shall no longer be exercisable) and will entitle each holder thereof to receive a payment, if any, in cash from the Company (less any applicable withholding taxes) promptly following the Effective Time, equal to (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to such stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option, whether or not then exercisable;

•

each Company stock option held by Kevin T. Keane or Daniel G. Keane that is outstanding immediately prior to the Effective Time, whether or not then exercisable, will remain outstanding following the Effective Time; provided that the number of shares of Company Stock subject to each such option and the exercise price per share of each such option shall be equitably adjusted to reflect the Merger; and

•

the ESPP will be terminated effective as of the Effective Time, and all amounts contributed to the ESPP during the active offering period under the ESPP as of immediately prior to the Effective Time, increased by interest pursuant to the terms of the ESPP, will be returned to the participants in the ESPP, subject to applicable withholding taxes.

If the Merger is completed, Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders will be the sole beneficiaries of the Company’s future earnings and growth, if any, and will be entitled to vote on corporate matters affecting the Company following the Merger. Similarly, Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders will also bear the risks of ongoing operations, including the risks of any decrease in the Company’s value after the Merger and the operational and other risks related to the incurrence by the surviving corporation of significant additional debt as described below under “Special Factors—Financing of the Merger” beginning on page 41.

If the Merger is completed, the Company’s shareholders (other than Messrs. Kevin T. Keane and Daniel G. Keane, and the other Family Shareholders) will have no interest in the Company’s book value or net earnings. The table below sets forth the direct and indirect interests in the Company’s net book value and net earnings of the Family Shareholders (including, without limitation, Messrs. Keane and Keane) and the Public Shareholders prior to and immediately after the Merger, based on the net book value at December 31, 2012 and net earnings for the fiscal year ended December 31, 2012.

	OWNERSHIP OF THE COMPANY PRIOR TO THE MERGER			OWNERSHIP OF THE COMPANY IMMEDIATELY AFTER THE MERGER

	% Ownership	Net income for the year ended December 31, 2012	Net book value at December 31, 2012	% Ownership	Net income for the year ended December 31, 2012	Net book value at December 31, 2012
	(dollar amounts in thousands)
Family Shareholders (including Messrs. Kevin T. Keane and Daniel G. Keane )	18.7%	315.9	5,237.1	100.0%	1,689	28,006

Public Shareholders	81.3%	1373.1	22,768.8	0%	0	0

A primary benefit of the Merger to the Public Shareholders will be the right of such shareholders to receive a cash payment of $8.40, without interest and less any required withholding taxes, for each share of Common Stock and Class B Stock held by such shareholders as described above, representing a premium of approximately 53.0% to the closing price of the Common Stock on October 26, 2012, the last full trading day before the public announcement by Messrs. Kevin T. Keane and Daniel G. Keane of the Family Shareholders’ proposal to acquire all outstanding shares of Common Stock and Class B Stock not owned by them or their associates or affiliates, as well as a premium of approximately 83.0% to the volume-weighted average trading price of the Common Stock for the 30 trading days prior to that date. Also, the price represents a premium of 16.7% to the price in the original acquisition proposal of the Family Shareholders announced by Messrs. Kevin T. Keane and Daniel G. Keane.

The primary detriments of the Merger to the Public Shareholders include the lack of interest of such shareholders in our potential future earnings, growth or value. Additionally, the receipt of cash in exchange for shares of Common Stock and Class B Stock pursuant to the Merger will generally be a taxable sale transaction for U.S. federal income tax purposes to our shareholders who surrender shares of our Common Stock or Class B Stock in the Merger.

In connection with the Merger, Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders will receive benefits and be subject to obligations that are different from, or in addition to, the benefits received by our shareholders generally. The primary benefits of the Merger to the Family Shareholders, based on their ownership of all the equity interests in Parent, include their interest in our potential future earnings and growth. Additionally, following the Merger, we will be a privately-held company, and as such will be relieved of the burdens imposed on companies with publicly traded equity, including the requirements and restrictions on trading that our directors, officers and beneficial owners of more than 10% of the shares of our Common Stock face as a result of the provisions of Section 16 of the Exchange Act and the requirement of furnishing a proxy statement in connection with shareholders’ meetings pursuant to Section 14(a) of the Exchange Act. Termination of registration of our stock under the Exchange Act will also substantially reduce the information required to be furnished by the Company to our shareholders and the SEC. It is estimated that the Company will save approximately $600,000 per year as a result of no longer being a publicly traded company. Additionally, following the Merger, Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders will control the Company as the surviving corporation. Additional anticipated benefits to Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders include receiving tax-free treatment with respect to the rollover of their shares of Common Stock and Class B Stock to Family Corp. pursuant to the Rollover Agreement discussed under “Certain Agreements Involving Company Stock; Certain Transactions Between the Family Shareholders and the Company” beginning on page 70, and in the case of Messrs. Kevin T. Keane and Daniel G. Keane, their stock options remaining outstanding.

The primary detriments of the Merger to the Family Shareholders include the fact that all of the risk of any possible decrease in our earnings, growth or value, and all of the risks related to our additional leverage, following the Merger will be borne indirectly by them. Additionally, the investment by the Family Shareholders in the Company will not be liquid, with no public trading market for the equity securities that they receive, and the equity securities that they receive may be subject to contractual restrictions on transfer, including, in the case of our securities, liens to the extent provided under the terms of our debt financing.

In connection with the Merger, certain members of the Company’s management will receive benefits and be subject to obligations that are different from, or in addition to, the benefits and obligations of the Company’s shareholders generally, as described in more detail under “Special Factors—Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 44. Such incremental benefits are expected to include, among others, certain executive officers continuing as executive officers of the Company, as the surviving corporation.

The Common Stock is currently registered under the Exchange Act and is quoted on Nasdaq under the symbol “MPAC”. As a result of the Merger, the Company will be a privately held corporation and there will be no public market for our stock. After the Merger, the Common Stock will cease to be quoted on Nasdaq and price quotations with respect to sales of Common Stock in the public market will no longer be available. In addition, registration of the Common Stock under the Exchange Act will be terminated. The Class B Stock is currently registered under the Exchange Act, but is not listed or quoted on any national securities exchange or quotation system. Following the Merger, registration of the Class B Stock under the Exchange Act will be terminated.

The certificate of incorporation and the by-laws of the Company will be amended as provided in the Merger Agreement, and, as so amended, will be the certificate of incorporation and by-laws of the Company following the Merger until thereafter amended in accordance with their respective terms and the NYBCL.

Financing of the Merger

The Company and Parent estimate that the total amount of funds (including rollover equity) required to complete the Merger and related transactions and pay related fees and expenses will be approximately $31,600,000. Parent expects this amount to be provided through a combination of the proceeds of:

•

the rollover of Common Stock by the Family Shareholders (including shares of the Company's Class B Stock held by the Family Shareholders that are converted into shares of Common Stock immediately prior to the Effective Time), which is described in the “ Special Factors—Financing of the Merger— Rollover Financing ” section beginning on page 41;

•	debt financing (up to $18,000,000 of which may be used for the Merger), which is described in the “Special Factors—Financing of the Merger—Debt Financing ” section beginning on page 41;
•	cash of the Company on hand at the Closing (estimated to be approximately $3,500,000 at the Closing); and
•	a cash equity investment by the Family Shareholders (which is estimated to be approximately in the aggregate amount of $2,700,000 at the Closing).

Rollover Financing

In connection with the signing of the Merger Agreement, on April 11, 2013, the Family Shareholders entered into an agreement with Family Corp., referred to as the Rollover Agreement, pursuant to which each of the Family Shareholders agreed, subject to the terms and conditions set forth therein, immediately prior to the Effective Time, (i) to convert all of the shares of Class B Stock owned by such party into shares of Common Stock on a one-for-one basis in accordance with the Company’s certificate of incorporation and (ii) upon such conversion, to assign, transfer, convey and deliver all of the shares of Common Stock then owned by such party (including any shares of Common Stock received by such party upon such conversion) to Family Corp. in exchange for equity interests in Family Corp. The Rollover Agreement will terminate upon the occurrence of certain events, including the termination of the Merger Agreement in accordance with its terms. As of April 11, 2013, the Family Shareholders beneficially own approximately 515,262 shares and 291,881 shares of the Company's Common Stock and Class B Stock, respectively (the equivalent of approximately $6,780,000 in the aggregate based on the per share merger consideration of $8.40).

In connection with the signing of the Merger Agreement, on April 11, 2013, Family Corp. also entered into an agreement with Parent, referred to as the Contribution Agreement, pursuant to which Family Corp. agreed to contribute the Family Shares to Parent immediately prior to the Effective Time. The Contribution Agreement will terminate upon the occurrence of certain events, including the termination of the Merger Agreement in accordance with its terms.

The Company is neither a party to, nor a third-party beneficiary of, either the Rollover Agreement or the Contribution Agreement and does not have the right to seek specific performance under either agreement.

The Rollover Agreement and Contribution Agreement are further described in “Certain Agreements Involving Company Stock; Certain Transactions between the Family Shareholders and the Company” beginning on page 70.

Equity Financing

The Family Shareholders intend to make a cash equity investment estimated to be approximately in the aggregate amount of $2,700,000 to provide a source of funds for the completion of the Merger and related transactions and the payment of related fees and expenses. This investment is expected to be made by the Family Shareholders by providing funding to Family Corp., which in turn will make an equity investment in Parent.

The actual amount of the cash equity investment by the Family Shareholders may deviate significantly from the estimated amount of such investment specified above depending on the Company's cash flow generation (and uses of its cash) prior to the Effective Time.

Debt Financing

In connection with Parent's entry into the Merger Agreement, Merger Sub received a Debt Commitment Letter, dated April 8, 2013, from M&T Bank. The borrower under the Credit Facilities (as defined below) will be Merger Sub, and upon consummation of the Merger, the rights and obligations under the Credit Facilities will be assumed by the Company, as the surviving corporation in the Merger. The Debt Commitment Letter provides an aggregate of $22,000,000 in debt financing to the borrower, consisting of a $6,000,000 revolving credit facility (up to $2,000,000 of which is expected to be used for the Merger) secured by a first priority security interest in all non-realty assets of the borrower and any guarantors other than certain excluded assets, and a $16,000,000 term loan facility (to be used to partially finance the Merger) secured by a first priority security interest in the same collateral as the revolving credit facility, together referred to as the “Credit Facilities”.

Interest on the loans outstanding under each Credit Facility will accrue, at the option of borrower, either at LIBOR plus an applicable margin rate of up to 2.25% (based on an interest rate grid set forth in the Debt Commitment Letter that adjusts based upon a total leverage ratio) or at a base rate (based on the higher of M&T Bank's prime rate, the Federal Funds Effective Rate plus 0.50% or one-month LIBOR plus 1.00%) plus an applicable margin rate of up to 1.25% (based on an interest rate grid set forth in the Debt Commitment Letter that adjusts based upon a total leverage ratio). Interest at the base rate shall be payable monthly. The borrower may elect interest periods of one, two, three and six month LIBOR, with interest payable at the end of the applicable interest period, or, in the case of an interest period of six months, every three months. In addition to the scheduled payments of principal to be made by the borrower, the borrower must make a prepayment equal to 25% of annual excess cash flow to repay the outstanding and unpaid principal balance of the term loan facility. The term of each Credit Facility is five years.

The Credit Facilities will be guaranteed by all direct and indirect domestic subsidiaries of the Company, as the surviving corporation in the Merger, whether existing at the time of the Merger or thereafter acquired or organized (subject to customary exceptions). In addition, the Parent (but only the Parent, and not any entity that holds the equity of Parent) shall also guaranty the indebtedness under the Credit Facilities. It is anticipated that borrower will organize an Interest Charge-DISC subsidiary or affiliate and a separate subsidiary or affiliate to serve as a captive insurance provider for the borrower. Both the Interest Charge-DISC and captive insurance entities will serve as guarantors of the Credit Facilities.

The Credit Facilities will be secured by a first- priority security interest, subject to permitted liens on all non-realty assets of the borrower and any guarantors, other than certain excluded assets, including without limitation, cash, deposit accounts, capital stock, accounts receivable, inventory, chattel paper, documents, instruments, machinery and equipment, furniture, fixtures, vehicles, and general intangibles, including patents, trademarks and other intellectual property, but excluding certain assets. Parent shall also grant M&T Bank a security interest and pledge of 100% of the capital stock of the Merger Sub. All debt under the Credit Facilities will be cross-collateralized. All non-M&T Bank debt owed by borrower or any of its subsidiaries to any affiliate will be subordinated on terms reasonably satisfactory to M&T Bank.

The Credit Facilities are subject to certain Closing conditions, including, without limitation:

•	Maximum Total Leverage (as described in the Debt Commitment Letter) to be less than 3.0 to 1.0 at Closing for the latest four-quarter period ending more than 45 days prior to the Closing;

•

M&T Bank shall have reviewed, and be reasonably satisfied with, (i) the Merger Agreement, including exhibits and schedules thereto, and (ii) the Paying Agent Agreement referred to in the Merger Agreement;

•

Receipt of fully executed Merger Agreement and consummation of transactions contemplated thereby concurrently with the funding of the Credit Facilities without any amendment or modification to the Merger Agreement in a manner that would be materially adverse to the interests of M&T Bank;

•	M&T Bank shall have a perfected, first priority lien on and security interest in all collateral subject to the Certain Fund Provision (as described in the Debt Commitment Letter);

•	Execution and delivery of definitive documentation with respect to the Credit Facilities consistent with the Debt Commitment Letter;

•

The accuracy in all material respects of the Merger Agreement Representations (as described in the Debt Commitment Letter) and the Specified Representations (as described in the Debt Commitment Letter), subject to the Certain Funds Provisions (as described in the Debt Commitment Letter);

•

A favorable opinion of legal counsel to the borrower and any guarantors as to such matters relating to the status of the borrower and guarantors, the enforceability of the loan documentation and the Merger as customarily required and reasonably acceptable to M&T Bank; and

•

Except as (x) disclosed in the SEC Reports (as defined in the Merger Agreement) filed with or furnished to the SEC on or after January 1, 2010 through the date that is two (2) business days prior to the date of the signing of the Merger Agreement (excluding disclosure contained in the "risk factors" section of such SEC Reports or constituting "forward-looking statements," in each case, to the extent such disclosure is cautionary, predictive or speculative in nature) or (y) disclosed to Parent and Merger Sub in the disclosure letter delivered to them by the Company prior to the signing of the Merger Agreement, since December 31, 2012 through the date of the Merger Agreement, there shall not have been any event, change or occurrence that, individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect (as defined in the Merger Agreement, as described in "The Merger Agreement—Conditions to the Merger” section beginning on page 65) .

The Debt Commitment Letter shall automatically expire if the Credit Facilities have not closed on or before September 30, 2013. Such expiration date may be extended by M&T Bank in its sole discretion.

As of the date of this proxy statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing described above is not available as anticipated.

Subject to the terms and conditions of the Merger Agreement, upon the request of Parent and Merger Sub, the Company is required to, and is required to cause its subsidiaries and its and their respective officers, directors, managers, employees, accountants, consultants, legal counsel, agents and other representatives to, at Parent's sole expense, cooperate reasonably in connection obtaining the debt financing described above.

The Debt Commitment Letter is attached as Exhibit 10.1 to the Current Report on Form 8- K/A filed by the Company with the SEC April 16, 2013 and is incorporated by reference in this proxy statement.

Interests of the Company’s Directors and Executive Officers in the Merger

When considering the recommendation of the Board of Directors, you should be aware that the members of the Board of Directors and our executive officers have interests in the Merger other than their interests as shareholders generally, including those described below. These interests may be different from, or in conflict with, your interests as a shareholder of the Company. The members of the Board of Directors and Special Committee were aware of these additional interests, and considered them, when they approved the Merger Agreement and recommended that shareholders vote in favor of approving the Merger and adopting the Merger Agreement.

At the Effective Time, shares of Common Stock and Class B Stock held by the members of the Board of Directors and our executive officers (in each case, other than Messrs. Kevin T. Keane and Daniel G. Keane) will be converted into the right to receive the merger consideration in the same manner as all outstanding shares of Common Stock and Class B Stock held by Public Shareholders, as described in the “Special Factors—Certain Effects of the Merger” section beginning on page 38.

Interests of the Non-Employee Directors

Each Company stock option that is held by a non-employee director (other than Mr. Kevin T. Keane) and that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will, as of the Effective Time be cancelled and will entitle each holder thereof to receive a payment, if any, in cash from the Company (less any applicable withholding taxes) promptly following the Effective Time, equal to (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to such stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option.

For a description of the treatment of stock options and other stock-based awards following the Merger, see “The Merger Agreement—Treatment of Stock Options and Employee Stock Purchase Plan” beginning on page 54.

Interests of Named Executive Officers

Each Company stock option that is held by a named executive officer (other than Kevin T. Keane and Daniel G. Keane) and that is outstanding immediately prior to the Effective Time, whether or not then exercisable, will, as of the Effective Time, be cancelled (and to the extent formerly exercisable shall no longer be exercisable) and will entitle the holder of such option to receive a payment, if any, in cash from the Company (less any applicable withholding taxes) promptly following the Effective Time, equal to (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to such stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option, whether or not then exercisable.

Each Company stock option that is held by Kevin T. Keane or Daniel G. Keane that is outstanding immediately prior to the Effective Time, whether or not then exercisable, will remain outstanding following the Effective Time; provided that the number of shares of Company Stock subject to each such option and the exercise price per share of each option shall be equitably adjusted to reflect the Merger.

The payments to our named executive officers in connection with the Merger are considered “golden parachute” compensation under Item 402(t) of Regulation S-K of the Exchange Act, although, for the purposes of Item 402(t) of Regulation S-K, the only material enhancements with respect to the interests of our named executive officers as a result of the Merger will be the early vesting of previously granted stock options and the right to receive a payment, if any, in cash from the Company (less any applicable withholding taxes) promptly following the Effective Time, equal to (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to such stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option.

The Company has an employment agreement with David B. Lupp, our Chief Operating Officer and Chief Financial Officer. Pursuant to the terms of this employment agreement, Mr. Lupp’s employment is “at will” and continues until terminated by either party. This employment agreement provides for base compensation, subject to annual upward adjustment in the sole discretion of the Company’s Compensation Committee, annual performance bonus compensation and long term incentives in the sole discretion of the Company’s Compensation Committee and entitles him to participate in the Company’s standard benefit programs. If Mr. Lupp is terminated by the Company without “cause” (as defined in such employment agreement) or if he terminates his employment for “good reason” (as defined in such employment agreement), the Company will be obligated to pay Mr. Lupp severance in the amount of his then base salary for a period of eight months from the date of termination plus an additional one month thereafter for every full year he has been employed by the Company through the date of termination. In no event shall such aggregate number of months exceed twelve months from the date of termination. If Mr. Lupp is terminated without “cause” within 18 months of a “change in control” (as defined in such employment agreement), the Company will be obligated to pay Mr. Lupp as severance 140% of his then current base salary (grossed up for perquisites) for a period of one year from the date of termination.

Employment with the Surviving Corporation Post Merger

It is expected that, immediately following the Effective Time, the executive officers of the Company immediately prior to the Effective Time generally will remain executive officers of the Company, as the surviving corporation. In their letter dated October 26, 2012, whereby Messrs. Kevin T. Keane and Daniel G. Keane delivered to the Board of Directors a non-binding written proposal of the Family Shareholders to acquire all of the outstanding shares of Company Stock not owned by the Family Shareholders or their associates or affiliates, Messrs. Kevin T. Keane and Daniel G. Keane stated that they anticipated, in the event of the completion of such transaction, continuing to run the Company's business in accordance with current practice and generally retaining the Company’s employee base. Any executive officers of the Company who remain executive officers of the Company, as the surviving corporation, may also receive rights to purchase or participate in the equity of the Company, as the surviving corporation, or a direct or indirect parent of the Company, including, without limitation, Family Corp. or Parent. As of the date of this proxy statement, none of our executive officers has entered into any new employment agreements with us or our subsidiaries in anticipation of the Merger, nor has any executive officer entered into any new agreement, arrangement or understanding with Merger Sub, Parent or Family Corp. or any direct or indirect parent of any of them regarding employment with, or any agreement, arrangement or understanding granting a right to purchase or participate in the equity of, the surviving corporation.

Equity Compensation

For a description of the treatment of stock options following the Merger, see “The Merger Agreement—Treatment of Stock Options and Employee Stock Purchase Plan” beginning on page 54.

Quantification of Payments and Benefits

The following table sets forth the (i) aggregate number of shares of Company Stock currently held by each of the Company’s executive officers (other than Messrs. Daniel G. Keane and Kevin T. Keane) and non-employee directors (other than Mr. Kevin T. Keane), and (ii) the number of shares of Common Stock issuable upon the exercise of stock options (whether or not then vested or exercisable) currently held by each of the Company’s executive officers (other than Messrs. Daniel G. Keane and Kevin T. Keane) and non-employee directors (other than Mr. Kevin T. Keane). The table also sets forth the values of these shares and stock options based on the $8.40 per share merger consideration (minus the applicable exercise price for the options).

Name	Shares Held (#) (1)	Shares Held ($)	Options (#)	Options ($)	(2)	Total ($)
William G. Gisel, Jr.	2,110	17,724	24,000	97,320		115,044
Daniel J. Geary	17,780	149,352	31,900	107,940		257,292
David B. Lupp	59,106	496,490	85,000	249,150		745,640
Robert J. McKenna	756	6,350	24,000	97,320		103,670
Philip C. Rechin	24,647	207,035	35,000	142,940		349,975
Howard Zemsky	44,880	376,992	24,000	97,320		474,312

(1)	Includes Common Stock and Class B Stock

(2)

Represents (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to each stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option (whether or not then vested or exercisable).

Compensation of the Special Committee

At a meeting of the Board of Directors on October 30, 2012, the Board of Directors approved the following compensation package for the Special Committee:

•	a one-time fee of $30,000 for the Chair of the Special Committee (Mr. McKenna); and

•	a one-time fee of $20,000 for each other member of the Special Committee.

The Special Committee consists of three independent directors of the Board of Directors, Messrs. Robert J. McKenna, William G. Gisel, Jr. and Howard Zemsky. In recommending and approving the compensation package, the Board of Directors considered, among other things, the size of the proposed transaction, the time expected to be required by the Special Committee members and Chair of the Special Committee and the publicly-reported compensation of the special committees of the boards of other companies.

Indemnification of Directors and Officers

For a description of the indemnification of directors and officers by the Company following the Merger, see “The Merger Agreement—Other Covenants and Agreements—Indemnification; Directors’ and Officers’ Insurance” beginning on page 59.

Projected Financial Information

As part of its annual financial planning process, the Company prepares a budget for its upcoming fiscal year. In connection with its consideration of the proposal from Messrs. Kevin T. Keane and Daniel G. Keane, the Special Committee and its financial advisor, Western Reserve, were provided with certain other internal information, primarily financial in nature, including internal monthly financial results and financial projections for fiscal year 2013, concerning the business and operations of the Company and financial projections for fiscal years 2014 through 2017. The Company does not, as a matter of course, publicly disclose projected financial information. The projections are attached as Annex H to this proxy statement.

We have included these projections solely for the purpose of giving our shareholders access to certain non-public information considered by the Special Committee in evaluating the Merger. The projections are, in general, prepared solely for internal use in assessing strategic direction, related capital and resource needs and allocations and other management decisions. Projections of this type are based on estimates and assumptions that, in many cases, reflect subjective judgment, and which are subject to significant uncertainties and contingencies, including the carton manufacturing industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition and results of operations of the Company. These factors, which may prevent the financial projections or underlying assumptions from being realized, are difficult to predict, and many of them are beyond the Company’s control. Therefore, the projections are forward-looking statements and should be read with caution. See “Cautionary Statement Concerning Forward-Looking Information,” beginning on page 49.

Because the projections cover multiple years, such information is necessarily less predictive with each successive year. Consequently, there can be no assurance that the underlying assumptions will prove to be accurate, that the projected results will be realized or that actual results will not be significantly different than projected. These projections were prepared solely for internal use and not for publication or with a view toward complying with the published guidelines of the SEC regarding projections or with guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Our independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the financial projections presented herein and, accordingly, has not, and does not, express an opinion or any other form of assurance with respect to them. The Merger Agreement includes no representations by the Company or its management as to this projected financial information. In light of the uncertainties inherent in projections of this type, neither the Company nor any other person has expressed any opinion or assurance to shareholders on this information or its achievability, and the inclusion of this information should not be regarded as an indication that the Company, the Special Committee, the Family Shareholders, any of their representatives or anyone who received this information then considered, or now considers, it to be necessarily predictive of actual future events.

The projections do not reflect any impact of the Merger, nor do they take into account the effect of any failure of the Merger to occur. None of the Company, the Special Committee, the Family Shareholders or any of their representatives intends to update or revise the projections set forth in Annex H to reflect circumstances existing after the date when made, except as may be required by applicable securities laws.

Material United States Federal Income Tax Considerations

The following is a general discussion of the material U.S. federal income tax consequences of the Merger to U.S. holders and non-U.S. holders (each as defined below) of Company Stock whose shares are converted into the right to receive the merger consideration. We base this summary on the provisions of the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. This discussion is not binding on the Internal Revenue Service or the courts and, therefore, could be subject to challenge, which could be sustained. No ruling is intended to be sought from the Internal Revenue Service with respect to the Merger.

This discussion assumes that each shareholder holds its shares of Company Stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax that may be relevant to a shareholder in light of its particular circumstances, or that may apply to a shareholder that is subject to special treatment under the U.S. federal income tax laws (including, for example, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark-to-market method of accounting for their securities, shareholders subject to the alternative minimum tax, persons that have a functional currency other than the U.S. dollar, tax-exempt organizations, financial institutions, mutual funds, certain expatriates, corporations that accumulate earnings to avoid U.S. federal income tax, shareholders who hold shares of Company Stock as part of a hedge, straddle, constructive sale or conversion transaction, shareholders who will hold, directly, indirectly or constructively, an equity interest in the surviving corporation or U.S. holders who acquired their shares of Company Stock through the exercise of employee stock options or other compensation arrangements). In addition, the discussion does not address any tax considerations under state, local or foreign laws or U.S. federal laws other than those pertaining to the U.S. federal income tax that may apply to shareholders. You are urged to consult your own tax advisors to determine the tax consequences in your particular circumstances, including the application and effect of any state, local or foreign income and other tax laws, of the receipt of cash in exchange for Company Stock pursuant to the Merger.

If a partnership holds Company Stock, the tax treatment of a partner will generally depend on the status of the partners and the activities of the partnership. If you are a partner of a partnership holding Company Stock, you should consult your tax advisor.

U.S. Holders

For purposes of this discussion, we use the term “U.S. holder” to mean a beneficial owner of Company Stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state or the District of Columbia;

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

The receipt of cash in the Merger by U.S. holders of Company Stock will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder of Company Stock will recognize gain or loss in an amount equal to the difference between:

•	the amount of cash received in exchange for the Company Stock; and

•	the U.S. holder’s adjusted tax basis in the Company Stock.

Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holding period in the Company Stock surrendered in the Merger is greater than one year as of the date of the Merger. Long-term capital gains of non-corporate holders, including individuals, are generally eligible for reduced rates of taxation. Some non-corporate taxpayers may be subject to an additional 3.8% Medicare contribution tax under Section 1411 of the Code on certain investment income, including capital gains. The deductibility of a capital loss recognized on the exchange is subject to limitations. If a U.S. holder acquired different blocks of Company Stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of Company Stock.

A U.S. holder of Company Stock may be subject, under certain circumstances, to information reporting on the cash received in the Merger unless such U.S. holder is a corporation or other exempt recipient. Backup withholding may also apply (currently at a rate of 28%) with respect to the amount of cash received, unless a U.S. holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.

Non-U.S. Holders

For the purposes of this discussion, we use the term “non-U.S. holder” to mean a beneficial owner of Company Stock (other than an entity that is classified as a partnership) that is not a U.S. holder.

Any gain realized upon the exchange of Company Stock for cash pursuant to the Merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a trade or business of the non-U.S. holder in the United States and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder;

•	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger and such non-U.S. holder’s holding period in such shares of Company Stock, and either (i) the non-U.S. holder beneficially owns, or has owned, more than 5% of the total fair market value of Common Stock or Class B Stock at any time during the shorter of the five-year period ending on the date of the Merger or such non-U.S. holder’s holding period in such shares of our Common Stock or Class B Stock or (ii) our Common Stock or Class B Stock is not considered to be regularly traded on an established securities market at any time during the calendar year in which the Merger occurs.

We believe that we are not and have not been a “United States real property holding corporation” for U.S. federal income tax purposes during the relevant period.

An individual non-U.S. holder described in the first bullet point immediately above will be subject to U.S. federal income tax on the net gain derived from the disposition under applicable graduated U.S. federal income tax rates. An individual non-U.S. holder described in the second bullet point immediately above will be subject to U.S. federal income tax at a 30% rate, subject to any reduction or reduced rate under an applicable income tax treaty, on the net gain derived from the disposition, which may be offset by U.S. source capital losses. If a non-U.S. holder that is a foreign corporation falls under the first bullet point immediately above, it will be subject to U.S. federal income tax at applicable graduated federal income tax rates on its net gain in the same manner as if it were a United States corporation (as defined under the Code) and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits, subject to any exemption or lower rate as may be specified by an applicable income tax treaty.

A non-U.S. holder is subject to the backup withholding requirements (described above for U.S. holders). In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder must submit an appropriate IRS Form W-8 or Substitute Form W-8.

Anticipated Accounting Treatment of the Merger

The Company, as the surviving corporation, will account for the Merger as a business combination using the acquisition method of accounting for financial accounting purposes, whereby the consideration transferred will be allocated to the identifiable assets acquired and liabilities assumed following FASB Accounting Standards Codification Topic 805, Business Combinations.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred in connection with the Merger are as follows:

Description	Amount
Financial advisory fees	$
Legal fees and expenses	$
Proxy solicitation fees and expenses	$
SEC filing fees		$2,616
Printing and mailing costs	$
Paying agent fees	$
Total	$

In addition, it is expected that Parent will incur approximately $_____________ of expenses, including financing costs, and legal and other advisory fees.

Except as described in the “The Merger Agreement—Fees and Expenses” section beginning on page 68, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring or required to incur such expenses.

Litigation

Four putative class action complaints relating to the Merger have been filed, and all are pending in Supreme Court, Erie County, New York:  Guziec v. Gisel (Index No. 001215), Levin v. Keane (Index No. 602431), IBEW Local Union 98 Pension Fund v. Mod-Pac Corp. (Index No. 001526), and Minerva Group LP v. Keane (Index No. 800621).  Counsel for the plaintiffs and defendants have agreed to consolidate these actions as the cases involve common questions of law and fact.  The parties have further agreed that the complaint filed by Minerva Group will act as the operative complaint for the consolidated actions.  The complaint filed by the Minerva Group alleges, among other things, that the members of the Company’s Board of Directors breached their fiduciary duties to the public shareholders of the Company, and that the Company, Parent and Merger Sub aided and abetted the individual defendants in such claimed breach.

Each of the defendants denies any allegations of wrongdoing. The Company, and each of the other defendants intend to vigorously defend the action.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents incorporated by reference in this proxy statement, include “forward-looking statements” that reflect our current views as to future events and financial performance with respect to our operations, the expected completion and timing of the Merger and other information relating to the Merger and the Merger Agreement. These statements can be identified by the fact that they do not relate strictly to historical or current facts. There are forward-looking statements throughout this proxy statement, including, among others, under the headings “Summary Term Sheet ”, “Questions and Answers About the Special Meeting and the Merger ”, “Special Factors”, “The Special Meeting”, and “Important Information Concerning the Company”, and in statements containing the words “aim”, “anticipate”, “are confident”, “estimate”, “expect”, “will be”, “will continue”, “will likely result”, “project”, “intend”, “plan”, “believe” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance or other future events. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made and we undertake no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law. In addition to other factors and matters contained in or incorporated by reference in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that have been or may be instituted against the Company and others relating to the Merger Agreement;

•	the inability to complete the Merger due to the failure to satisfy other conditions to consummation of the Merger;

•	the failure of the Merger to close for any other reason;

•	the risk that the pendency of the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the Merger;

•

the fact that directors and officers of the Company have interests in the Merger that are different from, or in addition to, the interests of the Company’s shareholders generally in recommending that the Company’s shareholders vote to approve the Merger and adopt the Merger Agreement;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the Merger; and

other risks detailed in our filings with the SEC, including our most recent filings on Forms 10-Q and 10-K. See the “Where You Can Find Additional Information” section beginning on page 80.

Many of the factors that will determine our future results are beyond our ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date of this proxy statement. We cannot guarantee any future results, levels of activity, performance or achievements.

THE SPECIAL MEETING

Date, Time and Place

This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the Board of Directors for use at the Special Meeting to be held on _______________, 2013, starting at _________ local time at _______________________________________, New York, or at any adjournment or postponement thereof.

The purpose of the Special Meeting is for our shareholders to consider and vote upon the approval of the Merger and adoption of the Merger Agreement. Our shareholders must approve the Merger and adopt the Merger Agreement for the Merger to occur. If our shareholders fail to approve the Merger and adopt the Merger Agreement, including through the Public Shareholder Approval, the Merger will not occur. A copy of the Merger Agreement is attached to this proxy statement as Annex A. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about _________, 2013.

Record Date and Quorum

The holders of record of Common Stock and Class B Stock as of the close of business on _____________, 2013, the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. On the record date, ____________ shares of Common Stock were outstanding and ___________ shares of Class B Stock were outstanding.

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of shares of Company Stock outstanding at the close of business on the record date will constitute a quorum, permitting the Company to conduct its business at the Special Meeting. Any shares of Company Stock held in treasury by the Company or by any of our subsidiaries are not considered to be outstanding for purposes of determining a quorum. Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting and any adjournment of the Special Meeting. However, if a new record date is set for the adjourned Special Meeting, then a new quorum will have to be established. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Special Meeting. Broker non-votes, as described in “The Special Meeting—Voting; Proxies; Revocation—Providing Voting Instructions by Proxy”, beginning on page 50, will not be considered to be present.

Required Vote

For the Company to complete the Merger, under New York law, shareholders holding at least two-thirds of the aggregate voting power of the shares of Company Stock outstanding at the close of business on the record date must vote “FOR” the approval of the Merger and adoption of the Merger Agreement. As of the record date, the Family Shareholders beneficially hold approximately __% of the outstanding Common Stock and approximately __% of the outstanding Class B Stock, or approximately __% of the total voting power of the Company.

In addition, the Merger Agreement contains a non-waiveable condition to the consummation of the Merger requiring the Public Shareholder Approval. Each holder of Common Stock as of the close of business on the record date has one vote for each share of Common Stock owned by such shareholder as of such date and time. Each holder of Class B Stock as of the close of business on the record date has ten votes for each share of Class B Stock owned by such shareholder at such date and time.

Except in their capacities (if any) as members of our Board of Directors and/or the Special Committee, as applicable, no officer or director of the Company, nor any of the Family Shareholders, has made any recommendation as of the date of this proxy statement either in support of or in opposition to the Merger or the Merger Agreement. The directors and current executive officers of the Company have informed the Company that as of date of this proxy statement, they intend to vote in favor of the approval of the Merger and the adoption of the Merger Agreement.

Voting; Proxies; Revocation

Attendance

All holders of shares of Common Stock or Class B Stock as of the close of business on ____________, 2013, the record date for voting at the Special Meeting, including shareholders of record and beneficial owners of Common Stock registered in the “street name” of a bank, broker or other nominee, are invited to attend the Special Meeting. If you are a shareholder of record, please be prepared to provide proper identification, such as a driver’s license. If you hold your shares in “street name”, you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification.

Voting in Person

Shareholders of record as of the record date will be able to vote in person at the Special Meeting. If you are not a shareholder of record as of the record date, but instead hold your shares in “street name” through a bank, broker or other nominee, you must provide a proxy executed in your favor from your bank, broker or other nominee in order to be able to vote in person at the Special Meeting.

Providing Voting Instructions by Proxy

To ensure that your shares are represented at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting in person.

If you are a shareholder of record, you may provide voting instructions by proxy using one of the methods described below.

Submit a Proxy by Telephone or via the Internet. This proxy statement is accompanied by a proxy card with instructions for submitting voting instructions. You may vote by telephone by calling the toll-free number or via the Internet by accessing the Internet address as specified on the enclosed proxy card. Your shares will be voted as you direct in the same manner as if you had completed, signed, dated and returned your proxy card, as described below.

Submit a Proxy Card. If you complete, sign, date and return the enclosed proxy card by mail so that it is received before the Special Meeting, your shares will be voted in the manner directed by you on your proxy card.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the approval of the Merger and adoption of the Merger Agreement, and the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies. If you fail to vote or return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting (unless you are a record holder as of the record date and attend the Special Meeting in person) and will have the same effect as a vote against the approval of the Merger and adoption of the Merger Agreement, but will not affect the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

If your shares are held by a bank, broker or other nominee on your behalf in “street name”, your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card.

In accordance with applicable rules, banks, brokers and other nominees who hold shares of Company Stock in “street name” for their customers do not have discretionary authority to vote the shares with respect to the approval of the Merger and adoption of the Merger Agreement. Accordingly, if banks, brokers or other nominees do not receive specific voting instructions from the beneficial owner of such shares they may not vote such shares with respect to the approval of the Merger and adoption of the Merger Agreement. Under such circumstance, a “broker non-vote” would arise. Broker non-votes, if any, will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the approval of the Merger and adoption of the Merger Agreement. In addition, because a broker non-vote is not a vote cast, broker non-votes will not have the effect of either a vote “FOR” or “AGAINST” the proposal to approve the Merger for purposes of the Public Shareholder Approval, which requires the approval of a majority of the votes cast by the Public Shareholders at the Special Meeting. Broker non-votes will have no effect the adjournment proposal.  For shares of Company Stock held in “street name”, only shares of Company Stock affirmatively voted “FOR” approval of the Merger and adoption of the Merger Agreement will be counted as a favorable vote for such proposal.

Revocation of Proxies

Your proxy is revocable. If you are a shareholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:

•

submitting a new proxy with a later date, by using the telephone or Internet proxy submission procedures described above, or by completing, signing, dating and returning a new proxy card by mail to the Company;

•	attending the Special Meeting and voting in person; or

•	sending written notice of revocation to the Corporate Secretary of the Company at MOD-PAC Corp., Inc., Attn: Corporate Secretary.

Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card to the Company or by sending a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company before the day of the Special Meeting.

If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee in order to revoke your proxy or submit new voting instructions.

Abstentions

Abstentions will be included in the calculation of the number of shares of Common Stock represented at the Special Meeting for purposes of determining whether a quorum has been achieved.

The approval of the Merger and the adoption of the Merger Agreement require, under the NYBCL, the Shareholder Approval, which consists of the affirmative vote of holders of two-thirds of the aggregate voting power of the outstanding shares of Company Stock. Abstaining from voting will have the same effect as a vote “AGAINST” the proposal to approve the Merger and adopt the Merger Agreement for purposes of the Shareholder Approval and “AGAINST” an adjournment proposal.

The Public Shareholder Approval requires that a majority of the votes cast by the Public Shareholders at the Special Meeting be voted “FOR” the approval of the Merger and the adoption of the Merger Agreement. Because abstentions are not cast votes, abstentions will not have the effect of either a vote “FOR” or “AGAINST” the proposal to approve the Merger for purposes of the Public Shareholder Approval.

Adjournments and Postponements

Although it is not currently expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. In the event that there is present, in person or by proxy, sufficient favorable voting power to secure the vote of the shareholders of the Company necessary to approve the Merger and adopt the Merger Agreement, the Company does not anticipate that it will adjourn or postpone the Special Meeting unless it is advised by counsel that failure to do so could reasonably be expected to result in a violation of applicable law. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Solicitation of Proxies

We will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. We may solicit proxies by mail, personal interview, e-mail, telephone, or via the Internet. The Company has retained Okapi Partners LLC, a proxy solicitation firm, to assist it in the solicitation of proxies for the Special Meeting and will pay a customary fee, plus reimbursement of out-of-pocket expenses.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A, and which we incorporate by reference into this proxy statement. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.

Explanatory Note Regarding the Merger Agreement

The following summary of the Merger Agreement, and the copy of the Merger Agreement attached as Annex A to this proxy statement, are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The Merger Agreement contains representations and warranties by the Company, Parent and Merger Sub which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may apply contractual standards of materiality or material adverse effect that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Moreover, the description of the Merger Agreement below does not purport to describe all of the terms of such agreement, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference.

Additional information about the Company may be found elsewhere in this proxy statement and the Company’s other public filings. See “Where You Can Find Additional Information” beginning on page 80.

Structure of the Merger

At the Closing of the Merger, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease. The Company will be the surviving corporation in the Merger and will continue to be a New York corporation immediately after the Merger. At the Closing of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, will be amended in accordance with applicable law to reflect the form of certificate of incorporation attached as an exhibit to the Merger Agreement. At the Closing of the Merger, the by-laws of the Company, as in effect immediately prior to the Effective Time, will be amended in accordance with applicable law to reflect the form of by-laws attached as an exhibit to the Merger Agreement. Subject to applicable law, the directors of Merger Sub immediately prior to the Effective Time will from and after the Effective Time be the initial directors of the surviving corporation and will hold their directorships until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The officers of the Company immediately prior to the Effective Time will from and after the Effective Time be the initial officers of the surviving corporation and will hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

When the Merger Becomes Effective

The Closing of the Merger will take place on a date to be specified by Parent, which shall be after the satisfaction or waiver of the conditions to Closing stated in the Merger Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). If the Parent fails to specify the Closing Date, it will be the Termination Date. The Merger will become effective at the time, which we refer to as the Effective Time, when the Company files a certificate of merger with respect to the Merger with the Department of State of the State of New York or at such later date or time as Parent and the Company agree in writing and specify in the certificate of merger.

Effect of the Merger on the Company Stock

At the Effective Time, each issued and outstanding share of Common Stock and each issued and outstanding share of Class B Stock held by Public Shareholders immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) will be converted automatically into and will represent the right to receive $8.40 in cash, without interest and less any required withholding taxes, and each such share shall otherwise cease to be outstanding and shall otherwise automatically be cancelled and cease to exist.

At the Effective Time, each issued and outstanding share of Common Stock owned by Messrs. Kevin T. Keane or Daniel G. Keane or any of the other Family Shareholders (all of which shares shall be owned at such time as described in the “Certain Agreements Involving Company Stock; Certain Transactions Between the Family Shareholders and the Company” section beginning on page 70) shall cease to be outstanding and shall automatically be cancelled and shall cease to exist. Immediately prior to the Effective Time, each issued and outstanding share of Class B Stock owned by Messrs. Kevin T. Keane or Daniel G. Keane or any of the other Family Shareholders will convert into one share of Common Stock.

At the Effective Time, each share of common stock of Merger Sub shall be converted into one share of newly issued Common Stock of the Company as the surviving corporation of the Merger.

Treatment of Stock Options and Employee Stock Purchase Plan

Each Company stock option (other than those held by Kevin T. Keane and Daniel G. Keane) that is outstanding immediately prior to the Effective Time, whether or not then exercisable, will, as of the Effective Time, be cancelled (and to the extent formerly exercisable shall no longer be exercisable) and will entitle each holder of such an option to receive a payment, if any, in cash from the Company (less any applicable withholding taxes) promptly following the Effective Time, equal to (a) the amount, if any, by which $8.40 exceeds the exercise price per share with respect to such stock option, multiplied by (b) the total number of shares of Common Stock then issuable upon the exercise of such stock option.

Each Company stock option held by Kevin T. Keane or Daniel G. Keane that is outstanding immediately prior to the Effective Time, whether or not then exercisable, will remain outstanding following the Effective Time; provided that the number of shares of Company Stock subject to each such option and the exercise price per share of each such option shall be equitably adjusted to reflect the Merger.

The ESPP will be terminated effective as of the Effective Time, and all amounts contributed to the ESPP during the active offering period under the ESPP as of immediately prior to the Effective Time, increased by interest pursuant to the terms of the ESPP, will be returned to the participants in the ESPP, subject to applicable withholding taxes.

Payment for the Company Stock in the Merger

At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with a bank or trust company that will be appointed by Parent (and reasonably acceptable to the Company), as the paying agent, in trust for the benefit of the Public Shareholders and holders of stock options, sufficient cash to pay to the Public Shareholders the merger consideration of $8.40 per share of Company Stock and to make the payments described above with respect to such stock options. As soon as reasonably practicable following the Effective Time, the surviving corporation will instruct the paying agent to mail to each Public Shareholder record holder of shares of Common Stock or Class B Stock that were converted into the merger consideration a letter of transmittal and instructions for use in effecting the surrender of certificates that formerly represented shares of the Common Stock or Class B Stock or non-certificated shares represented by book-entry in exchange for the merger consideration.

Representations and Warranties

The Merger Agreement contains representations and warranties of the Company as to, among other things:

●	corporate organization, existence and good standing, including with respect to its subsidiaries;

●

the capitalization of the Company and the absence of certain rights to purchase or acquire equity securities of the Company of any of its subsidiaries, the absence of any bonds or other obligations allowing holders the right to vote with shareholders of the Company and the absence of shareholder agreements or voting trusts to which the Company or any of its subsidiaries is a party;

●	the Company’s subsidiaries;

●	corporate power and authority to enter into the Merger Agreement and the Ancillary Agreements and in each case to consummate the transactions contemplated thereby;

●	required regulatory filings and authorizations, consents or approvals of governmental entities and consents or approvals required of other third parties;

●	the accuracy of the Company’s and its subsidiaries’ filings with the SEC and of financial statements included in the SEC filings;

●	the absence of certain events or changes since December 31, 2012;

●	matters relating to information to be included in required filings with the SEC in connection with the Merger;

●	the absence of certain suits, actions, proceedings, claims, reviews, investigations, orders, writs or injunctions related to the Company and its subsidiaries;

●	compliance with laws and possession of necessary permits and authorizations by the Company and its subsidiaries;

●	the payment of taxes, the filing of tax returns and other tax matters related to the Company and its subsidiaries;

●	matters relating to the top customers by revenue and top suppliers or vendors by volume of purchases;

●

the good, valid and marketable title the Company holds with respect to the property owned by the Company, the validity of certain leases for property leased by the Company and other matters pertaining to real property;

●	the Company’s employee benefit plans;

●	labor matters related to the Company and its subsidiaries;

●	rights to intellectual property held by the Company and its subsidiaries;

●	material contracts of the Company and its subsidiaries;

●

the absence of certain violations or defaults under certain contracts, including arising out of the execution and delivery of, and consummation of the transactions contemplated by, the Merger Agreement;

●	environmental matters and compliance with environmental laws by the Company and its subsidiaries;

●	insurance policies of the Company and its subsidiaries;

●	the absence of any rights agreements or applicability of any anti-takeover statue to the Merger;

●	the absence of certain undisclosed liabilities for the Company and its subsidiaries;

●	the shareholder votes required to approve the Merger and adopt the Merger Agreement;

●	the receipt by the Special Committee of an opinion of its financial advisor;

●	the absence of any fees owed to investment bankers or brokers in connection with the Merger, other than those specified in the Merger Agreement; and

●	the Company and its subsidiaries are not required to be registered as investment companies under the Investment Company Act of 1940.

The Merger Agreement also contains representations and warranties of Parent and Merger Sub as to, among other things:

●	limited liability company and corporate organization, existence and good standing;

●	limited liability company and corporate power and authority to enter into the Merger Agreement and the Ancillary Agreements and in each case to consummate the transactions contemplated thereby;

●	required regulatory filings and authorizations, consents or approvals of governmental entities and consents or approvals required of other third parties;

●	matters relating to information to be included in required filings with the SEC in connection with the Merger;

●	the absence of any fees owed to investment bankers or brokers in connection with the Merger, other than those specified in the Merger Agreement;

●	the valid and binding nature of the Debt Commitment Letter and other matters pertaining to the Debt Commitment Letter;

●	the valid and binding nature of the Limited Guarantee, the Rollover Agreement and the Contribution Agreement;

●	the absence of certain suits, actions, proceedings, claims, reviews, investigations, orders, writs or injunctions related to Parent or Merger Sub;

●	the limitation of the Company’s representations and warranties to those set forth in the Merger Agreement; and

●	the uncertainties inherent in Company estimates, projections and forecasts regarding the Company and its business and operations.

Some of the representations and warranties in the Merger Agreement are qualified by materiality qualifications or a “Material Adverse Effect” clause or "Parent Material Adverse Effect" clause, which are defined in the Merger Agreement and described in "The Merger Agreement—Conditions to the Merger” section beginning on page 65.

Conduct of Business Pending the Merger

The Merger Agreement provides that, subject to certain exceptions or as consented to in writing by Parent, during the period from the signing of the Merger Agreement to the Effective Time, the Company, among other things, will, and will cause its subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and shall use its reasonable best efforts to preserve intact its business organization, assets and goodwill and beneficial relationships with customers, suppliers and others having business dealings with it and to keep available the services of its officers and key employees on terms and conditions substantially comparable to those in effect prior to the signing of the Merger Agreement and maintain its rights and franchises, in each case, consistent with past practice. In addition, subject to certain exceptions or as consented to in writing by Parent, the Company shall not, and shall not permit any of its subsidiaries to, among other things:

●	adopt or propose changes to its organizational documents;

●	declare, set aside, make or pay any dividend or other distribution in respect of any of its capital stock;

●	split, combine or reclassify any of its capital stock or issue or propose or authorize the issuance of any other securities;

●

repurchase, redeem or otherwise acquire any shares of the capital stock of the Company or any of its subsidiaries or any other equity interests or any rights, warrants or options to acquire any such interest;

●	issue, sell, grant, pledge or otherwise encumber any shares of its capital stock or other securities;

●

merge or consolidate with any other person, or acquire an amount of assets or equity of any other person (exclusive of goods purchased in the ordinary course of business consistent with past practice) in excess of $1,000,000;

●

sell, lease, license, subject to a lien, other than a permitted lien, encumber or otherwise surrender, relinquish or dispose of any assets, property or rights in excess of $1,000,000 except in the ordinary course of business consistent with past practice or pursuant to existing commitments previously disclosed;

●

make any loans, advances or capital contributions to, or investments in, any person, subject to certain exemptions, or create, incur, guarantee or assume any indebtedness (other than already in existence as of the date of the Merger Agreement) or borrowings in the ordinary course of business consistent with past practice;

●	enter into any derivatives transaction in the ordinary course of business consistent;

●	make or commit to any capital expenditure in excess of $1,000,000 individually or $2,500,000 in the aggregate;

●

other than in the ordinary course of business consistent with past practice, increase the compensation or benefits payable or to become payable to the current or former directors, officers, consultants or employees of the Company, or any of its subsidiaries; establish, adopt, enter into or amend any benefit plan except as otherwise provided in the Merger Agreement or to the extent required by applicable law; increase the benefits payable under any existing severance or termination pay policies or employment or other agreements; take any affirmative action to accelerate the vesting of any stock-based compensation, except as contemplated by the Merger Agreement; grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company benefit plan, other than as required by such plans in existence and consistent with past practice; take any action to fund or in any other way secure the payment of compensation or benefits under any Company benefit plan; make any material determinations not in the ordinary course of business consistent with past practice under any Company benefit plan; grant or promise any tax offset payment award under any Company benefit plan; hire or terminate the employment of any employee at the level of senior vice president or above; or adopt or implement any shareholder rights plan, "poison pill" or similar arrangement or plan that is applicable to the Merger;

●

settle or compromise any action, claim, litigation or proceeding or enter into any consent, decree, injunction or similar form of equitable relief material to the business of the Company, other than in the ordinary course of business consistent with past practice;

●

make or rescind any material election relating to taxes or consent to any extension of the limitations period applicable to any material tax claim or assessment; settle or compromise any proceeding relating to a material tax claim, enter into a closing or similar agreement with any taxing authority relating to any material taxes or surrender any right to obtain a material tax refund, credit, offset or other reduction in tax liability; file any amended material tax return (other than to correct an identified error); request a ruling relating to material taxes; or change any material method of reporting income or deductions for tax purposes from those employed in the preparation of its tax returns for the taxable year ending December 31, 2011;

●

other than in the ordinary course of business consistent with past practice, modify, amend or terminate, or assign, waive, release or relinquish any material rights or claims under, or grant any material consents under any material contract; enter into any successor agreement to an expiring material contract that changes the terms of the expiring contract in a way that is materially adverse to the Company or any of the subsidiaries; enter into any new contract or agreement that contains a change in control provision in favor of the other party or parties thereto or that would otherwise require a payment to or give rise to any rights to such other party or parties in connection with the Merger; or enter into any new material contract;

●

enter into or renew or extend any agreements or arrangements that limit or otherwise restrict the Company or any of its affiliates or any of their respective successors from engaging or competing in any line of business or in any geographic area;

●

change any method of accounting or accounting principles or practices by the Company or any of its subsidiaries, except for any such change required by a change in United States generally accepted accounting principles, referred to as GAAP, or a change in applicable law;

●

terminate, cancel, amend or modify any material insurance policies maintained by the Company covering the Company or any of its subsidiaries or their respective properties which is not replaced by a comparable amount of insurance coverage other than in the ordinary course of business consistent with past practice;

●	adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries;

●

abandon, dedicate to the public, convey title to or grant licenses under any material intellectual property or trade secrets of the Company or any of its subsidiaries other than in the ordinary course of business consistent with past practice;

●	accelerate or delay the payment of any material accounts payable or extend, or make any agreement to extend, the payment terms of any material accounts receivable;

●

revalue in any material respect any of its assets, including writing down the value of inventory or writing down notes or accounts receivable, other than in the ordinary course of business consistent with past practice or as may be consistent with GAAP;

●

permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to violate the provisions of the Foreign Corrupt Practices Act of 1977, as amended, or other applicable law;

●

take any actions or omit to take any actions that would or would be reasonably likely to result in any of the conditions described in “The Merger Agreement – Conditions to the Merger” section beginning on page 65 below not being satisfied or materially impair the ability of the parties to consummate the Merger; or

●	agree or commit to do anything described in the foregoing bullet points.

Other Covenants and Agreements

Notification of Certain Matters

The Company shall give Parent, and Parent shall give Company prompt written notice of any occurrence or non-occurrence that would be likely to cause any representation or warranty in the Merger Agreement to be untrue in any material respect or any material failure by the Company, on the one hand, or Merger Sub or Parent, on the other hand, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the Merger Agreement. Any such notification will not affect the representations, warranties or agreement of the parties to the Merger Agreement or the conditions to performance by the parties under the Merger Agreement.

Indemnification; Directors’ and Officers’ Insurance

All rights to indemnification, advancement of expenses and exculpation now existing in favor of each individual who, as of the Effective Time, is or was a director or officer of the Company or any of its subsidiaries, referred to as an indemnified person, will survive the Merger and continue in full force and effect with respect to matters occurring before the Effective Time. Until the sixth anniversary of the Closing, the organizational documents of the surviving corporation and its subsidiaries will contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of the indemnified persons than as in effect prior to the signing of the Merger Agreement with respect to matters occurring prior to the Effective Time. All rights to indemnification or advancement of expenses now existing in favor of the indemnified persons in any indemnification agreement between such person and the Company or any of its subsidiaries, as the case may be, or under law shall survive the Merger and continue in full force and effect.

Prior to the Effective Time, the Company shall purchase a fully-paid, non-cancellable “tail” policy under the Company’s existing directors’ and officers’ insurance policy (or if not available, a directors and officers liability policy from an insurance provider with the same or better rating from A.M. Best Company, Inc.) that has an effective term of six years from the Effective Time, covers the indemnified persons for actions and omissions occurring prior to the Effective Time and contains terms with respect to coverage and amount no less favorable than those of the applicable policy in effect immediately prior to the signing of the Merger Agreement.

If the surviving corporation or any of its successors or assigns consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity or if it transfers or conveys all or a substantial portion of its properties and assets to any person, then proper provision shall be made so that the successors and assigns of the surviving corporation assume the obligations of the surviving corporation as described in this section. The surviving corporation shall pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any indemnified person in enforcing his or her rights described in this section.

Access and Information

During the period between the signing of the Merger Agreement and the Effective Time, the Company will, during normal business hours, provide Parent and Parent’s financing sources access to the Company’s and its subsidiaries' books, records, contracts, financial and other data, properties and facilities, personnel, auditors and management reports and to such other information as Parent shall reasonably request. During such period, the Company shall also provide to Parent and Parent’s financing sources (i) financial statements of the Company and its subsidiaries for each quarter and month through the Effective Time, as prepared by management for internal use or otherwise, (ii) copies of reports, schedules, registration statements and other documents filed by the Company, and (iii) any updates of quarterly projections.

Publicity

None of the parties to the Merger Agreement will issue or publish any press release or public announcement without the consent of the other parties unless required by law or any Company listing agreement with any national securities exchange.

Efforts to Consummate

Subject to the terms and conditions of the Merger Agreement, each of the parties to the Merger Agreement (and each of their respective subsidiaries) will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make the Merger effective as promptly as practicable, and to cooperate with each other for such purposes. The parties to the Merger Agreement will use their respective reasonable best efforts to resist, contest or defend any suit, claim, action or proceeding (including administrative or judicial actions and proceedings) challenging the Merger.

Financing

During the period between the signing of the Merger Agreement and the Effective Time, the Company shall, and shall cause its subsidiaries and its and their respective officers, directors, managers, employees and representatives to, cooperate in the arranging of financing, including:

•	providing to Parent, Merger Sub and the financing sources from time to time all financial and other pertinent information regarding the Company and its industry requested by them;

•

participating in a reasonable number of meetings, presentations, road shows, drafting sessions, due diligence sessions with prospective lenders and sessions with rating agencies (if any) in connection with the debt financing;

•	furnishing financial statements reasonably required by the Debt Commitment Letter;

•

assisting with the preparation and entering into as of the Effective Time of definitive agreements with respect to the debt financing or the amendment of any of the Company’s or its subsidiaries’ currency or interest hedging agreements, or other agreements, in each case reasonably requested in connection with the debt financing;

•

assisting with the preparation of materials for rating agency presentations, offering and syndication documents, business projections and similar marketing documents and other materials to be used in connection with the debt financing and providing all documentation and information required by the financing sources for compliance with all applicable “know your customer” and anti-money laundering rules and regulations;

•	reasonably cooperating with the financing sources’ due diligence;

•	executing customary authorization and management representation letters;

•

reasonably cooperating in satisfying the conditions precedent set forth in the Debt Commitment Letter or any definitive document relating to the financing, including permitting prospective lenders and investors to evaluate the Company’s and its subsidiaries’ current assets, cash management and accounting systems, policies and procedures relating thereto for the purposes of establishing collateral arrangements and establishing bank and other accounts and security arrangements in connection with the foregoing;

•

issuing customary representation letters to auditors and using reasonable best efforts to obtain legal opinions, surveys, title insurance, accountants’ comfort letters and consents to the use of accountants’ audit reports relating to the Company;

•

executing and delivering, as of the Effective Time, any guarantees, pledge and security documents, other definitive financing documents, or other certificates or documents contemplated by the Debt Commitment Letter and hedging agreements;

•

using reasonable best efforts to obtain such consents, approvals, authorizations and instruments which may reasonably be requested by Parent or Merger Sub to permit the consummation of the debt financing;

•	using reasonable best efforts to ensure that the debt financing sources benefit from the existing lending relationships of the Company and its subsidiaries;

•	using reasonable best efforts to permit any cash and marketable securities of the Company and its subsidiaries to be made available to Parent and Merger Sub at the Effective Time; and

•

as of the Effective Time, taking all corporate actions necessary to authorize the consummation of the financing and to permit the proceeds thereof to be made available to the surviving corporation immediately upon the Effective Time.

Shareholder Litigation

The Company will give Parent the opportunity to participate in the defense or settlement of any shareholder litigation against the Company and/or its directors relating to the transactions contemplated by the Merger Agreement, whether commenced prior to or after the signing and delivery of the Merger Agreement. The Company will not settle or offer to settle any litigation commenced prior to or after the execution of the Merger Agreement against the Company or any of its directors or executive officers by any shareholder of the Company relating to the Merger Agreement, the Merger, any other transaction contemplated thereby or otherwise, without the prior written consent of Parent, which shall not be unreasonably withheld or delayed.

Expenses

Except as otherwise provided in the Merger Agreement as described in this “The Merger Agreement—Fees and Expenses” section, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement shall be paid by the party incurring such fees or expenses. The expenses associated with the printing, filing and mailing of this proxy statement and the solicitation of shareholder approvals of the Merger and adoption of the Merger Agreement are agreed to be Company expenses.

Transfer Taxes

Transfer taxes (other than those related to transfers of Company Stock prior to the Merger which are not reflected on the books and records of the Company) will be paid by either Parent or the surviving corporation in the Merger, and are expressly not the liability of any shareholder of the Company.

Ancillary Agreements

At the Closing, the parties to the Merger Agreement will execute and deliver, or cause to be executed and delivered, those Ancillary Agreements required by the Merger Agreement which have were not executed and delivered at the time they entered into the Merger Agreement.

Section 16 Matters

Prior to the Effective Time, the Company will take all steps required to cause any dispositions of Company securities (including derivative securities with respect to the Company Stock) resulting from the Merger and the other transactions contemplated by the Merger Agreement by individuals who will be subject to the reporting requirements of Section 16(a) of the Exchange Act to be exempt from reporting under Rule 16b-3 promulgated under the Exchange Act.

Governance Matters

The Company shall take all reasonable action to cause those resignations requested by Parent of the Company’s and its subsidiaries’ directors to be effective as of the Closing.

SEC Reports

During the period prior to the Effective Time, the Company shall continue to timely file or furnish all forms, reports, statements, schedules and other materials with the SEC required to be filed or furnished pursuant to federal securities laws.

No Solicitation

The Merger Agreement provides that the Company shall, and shall direct each of its subsidiaries and each of its and their representatives to, immediately cease any discussions, negotiations, or communications with any party with respect to any Takeover Proposal. In addition, the Merger Agreement states that the Company shall not, nor shall it authorize or permit any of its subsidiaries or their respective representatives to (and shall use its reasonable best efforts to cause such persons not to) directly or indirectly:

•

initiate, induce, solicit, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any inquiry or the making, submission or announcement of any proposal that constitutes or would reasonably be expected to lead to a Takeover Proposal;

•

approve, adopt or recommend, or propose to approve, adopt or recommend, any Takeover Proposal or enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to, or that would reasonably be expected to lead to, any Takeover Proposal;

•

enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement or breach its obligations thereunder, or propose or agree to do any of the foregoing;

•	fail to enforce, or grant any waiver under, any standstill or similar agreement with any Person; or

•

engage in, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Person any information or data with respect to the Company in connection with or in response to, or otherwise cooperate with or take any other action to facilitate any proposal that (A) constitutes, or would reasonably be expected to lead to, any Takeover Proposal or (B) requires the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement.

However, prior to the receipt of the Shareholder Approval and Public Shareholder Approval, the Company may, in response to a bona fide written Takeover Proposal that did not result from a breach of the provisions summarized in the above paragraph, and subject to compliance with the provisions outlined in the paragraphs below:

•	contact the party that submitted such Takeover Proposal to clarify the terms and conditions thereof; and

•

furnish information or data with respect to the Company or any of its subsidiaries to the person making such Takeover Proposal and its representatives pursuant to a confidentiality agreement, provided that such agreement does not contain any provisions that would prevent the Company from complying with its obligations outlined in the paragraphs below, that all such information provided to such person has previously been provided to Parent or is provided to Parent prior to or concurrently with the time it is provided to such person, and that the Special Committee determines in good faith after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve) that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal.

Within two business days of the receipt by the Company of any Takeover Proposal or any inquiry with respect to, or that could reasonably be expected to lead to, any Takeover Proposal, the Company will provide notice to Parent of such Takeover Proposal or inquiry, the identity of the person making such Takeover Proposal or inquiry, and the material terms (including price) and conditions of such Takeover Proposal or inquiry. The Company will keep Parent reasonably informed on a current basis of the status of any such Takeover Proposal, including any material changes to the terms and conditions thereof, and provide Parent, within two business days after the receipt thereof, with copies of all written communications and other written materials, and summaries of all other communications, sent or provided to or by the Company and its representatives in connection with any Takeover Proposal. The Special Committee will promptly consider in good faith (in consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and its financial advisor of nationally or regionally recognized reputation (including Western Reserve)) any alteration of the terms of the Merger Agreement or the Merger proposed by Parent in response to any Takeover Proposal.

At any time prior to the Shareholder Approval and Public Shareholder Approval having been obtained, but not after, the Special Committee may, in response to a Superior Proposal or an Intervening Event giving rise to a Superior Alternative, effect a Change in the Company Recommendation, provided that the Special Committee determines in good faith (after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve)) that the failure to do so would constitute a breach of its fiduciary duties to the shareholders of the Company under applicable law. However, the Special Committee shall not make such Change in the Company Recommendation unless (i) the Special Committee shall have first provided written notice to Parent, at least five business days before making such Change in the Company Recommendation, of its intention to make such Change in the Company Recommendation, and in doing so shall include the reasonable details regarding the cause for, and nature of, such Change in the Company Recommendation, and (ii) Parent does not make, after being provided with reasonable opportunity to have good faith negotiations with the Special Committee (to the extent Parent and Merger Sub desire to have such negotiations), within five business days of receipt of such notice, an offer that the Special Committee determines, in good faith after consultation with its legal and financial advisors, results in the applicable Takeover Proposal no longer being a Superior Proposal or the applicable Intervening Event no longer giving rise to a Superior Alternative. In the event of any material revisions to a Superior Proposal, the Company must deliver a new written notice to Parent as described in the prior sentence and again comply with the requirements described in such sentence with respect to such notice.

Nothing in the Merger Agreement will prohibit the Company, the Board of Directors or the Special Committee from complying with securities laws in respect of any Takeover Proposal, including making any disclosure to the shareholders of the Company. However, any public disclosure by the Company relating to a Takeover Proposal shall be deemed to be a Change in the Company Recommendation unless the Board of Directors expressly publicly reaffirms its approval or recommendation of the Merger Agreement and the Merger in such disclosure, or in the case of a “stop, look and listen” or similar communication, in a subsequent disclosure.

Other than as otherwise provided in the Merger Agreement, as described in this “The Merger Agreement—Other Covenants and Agreements—No Solicitation” section, neither the Board of Directors nor any committee thereof (including the Special Committee) will, directly or indirectly, effect a Change in the Company Recommendation, take any formal action or make any recommendation or public statement in connection with a tender offer or exchange offer other than a recommendation against such offer or a temporary “stop, look and listen” communication or approve any agreement, arrangement or understanding relating to, or that may reasonably be expected to lead to, any Takeover Proposal.

For purposes of this proxy statement:

An "Intervening Event" means a material event, change, development, effect, occurrence or state of facts that was not known or reasonably foreseeable to the Board of Directors or the Special Committee on the date of the Merger Agreement, and becomes known to the Board of Directors or the Special Committee before the Company Shareholder Approval and Public Shareholder Approval, provided, that

•

events, changes, developments, effects, occurrences or states of facts that occur in the ordinary course of business, including seasonal effects, changes in inventory overhead valuations and changes in commodity costs, shall not constitute Intervening Events; and

•	in no event shall the receipt, existence of or terms of a Takeover Proposal or any inquiry relating thereto constitute an Intervening Event.

A "Superior Alternative” means the occurrence of one or more Intervening Events, taken as whole, as a result of which the "fair value" per share of each class of Company Stock (within the meaning of Section 910 of the NYBCL), determined by the Special Committee, after consultation with its legal and financial advisors, and assuming the termination of the Merger Agreement by Parent or us on the basis that the Shareholder Approval and the Public Shareholder Approval shall not have been obtained at the Special Meeting or any adjournment or postponement thereof (and as of immediately following such assumed termination), would reasonably be expected to exceed the merger consideration. Such determination shall be made by the Special Committee in good faith (after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve)), based on the written advice of such legal counsel and financial advisor, and after taking into account the risks, probabilities and uncertainties of the effects of such Intervening Events on the business, assets (including intangible assets), condition (financial or otherwise), results of operations and prospects of the Company and its subsidiaries, taken as a whole.

A "Superior Proposal" means any bona fide written proposal or offer made by a third party in respect of a Business Combination Transaction (which is described below) involving, or any purchase or acquisition of, a majority of the voting power of the Company's capital stock or a majority of the consolidated assets of the Company and its subsidiaries, which Business Combination Transaction or other purchase or acquisition contains terms and conditions that the Special Committee determines in good faith (after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve) and based on the written advice of such legal counsel and financial advisor) would result in a transaction that:

•

if consummated, would be more favorable to the Public Shareholders than the Merger and the transactions contemplated by the Merger Agreement, taking into account all of the terms and conditions of such proposal and of the Merger Agreement (including any proposal by Parent to amend the terms of the Merger Agreement and including in each case the risks, probabilities and timing of consummation); and

•	is reasonably capable of being consummated on the terms so proposed, taking into account all financial, regulatory, legal and other aspects of such proposal

A “Takeover Proposal” refers to any proposal or offer in respect of

•

a tender or exchange offer, merger, consolidation, business combination, share exchange, reorganization, recapitalization, liquidation, dissolution, or similar transaction involving the Company or any subsidiary that would constitute a "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X, but substituting 20% for the references to 10% therein) (any of the foregoing, a "Business Combination Transaction") with any third party;

•

the Company's acquisition of any third party in a Business Combination Transaction in which the shareholders of the third party immediately prior to consummation of such Business Combination Transaction will own more than 20% of the Company's outstanding capital stock immediately following such Business Combination Transaction, including the issuance by the Company of more than 20% of any class of its equity securities as consideration for assets or securities of a third party;

•

any direct or indirect acquisition by any third party of 20% or more of any class of capital stock of the Company or of 20% or more of the consolidated assets of the Company and its subsidiaries, in a single transaction or a series of related transactions; or

•	any transaction which is similar in form, substance or purpose to any of the foregoing transactions, in each case other than the transactions contemplated by the Merger Agreement.

Conditions to the Merger

The obligations of the Company, Parent and Merger Sub to effect the Merger are subject to the satisfaction or waiver, at or prior to the Closing Date, of the following mutual conditions:

•	the Shareholder Approval shall have been obtained;

•	the Public Shareholder Approval shall have been obtained; and

•

no court or U.S. governmental entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

The obligation of Parent and Merger Sub to effect the Merger is subject to the satisfaction or waiver, at or prior to the Closing Date, of the following additional conditions:

•

the representations and warranties of the Company set forth in the Merger Agreement, disregarding all qualifications and exceptions as to materiality or Material Adverse Effect, as described below, shall be true and correct, in each case, as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (or, if given, as a specific date, at and as of such date), except where such failures to be true and correct, taken as a whole, have not had and would not reasonably be expected to have a Material Adverse Effect, and Parent shall have received a certificate from the Company to such effect;

•

the Company shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement at or prior to the Closing Date, and Parent shall have received a certificate from the Company to such effect;

•

since December 31, 2012, there shall not have been any states of fact, events, changes, effects, developments, conditions or occurrences (or any worsening of any of the foregoing) that, when taken as a whole, have had or would reasonably be expected to have, a Material Adverse Effect;

•

Parent shall have received a certification from the Company to the effect that the Company is not (and was not at any time during the five-year period ending on the date of the consummation of the Merger) a “United States real property holding corporation” within the meaning of the Code; and

•	the aggregate number of Dissenting Shares shall not exceed ten percent of the outstanding shares of Class B Stock immediately prior to the Effective Time.

For purposes of this proxy statement, a “Material Adverse Effect” means any effect that is or would reasonably be expected to be, together with any other effects, materially adverse to the business, assets (including intangible assets), condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or would reasonably be expected to materially impair the Company's ability to perform its obligations under the Merger Agreement. However, none of the following shall be deemed to constitute or contribute to a Material Adverse Effect:

•

any adverse effect that results from general economic or market conditions (including changes in financial, securities or currency markets, changes in prevailing interest rates or exchange rates) and that does not disproportionately affect the Company or any of its subsidiaries relative to the other participants in the industry or industry sectors in which it or any such subsidiary operates;

•

any adverse effect generally affecting the industry or industry sectors in which the Company or any of its subsidiaries operates that does not disproportionately affect the Company or any of its subsidiaries relative to the other participants in the industry or industry sectors in which it or any such subsidiary operates;

•

changes, after the date of the Merger Agreement, in law or applicable accounting regulations (including GAAP) or principles or interpretations thereof, or political, legislative or business conditions in the countries in which the Company or any of its subsidiaries operates, that do not disproportionately affect the Company or any of its subsidiaries relative to the other participants in the industry or industry sectors in which it or any such subsidiary operates;

•

acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity (whether natural or man-made) or any material worsening of such conditions threatened or existing as of the date of the Merger Agreement that do not disproportionately affect the Company or any of its subsidiaries relative to the other participants in the industry or industry sectors in which it or any such subsidiary operates;

•

any failure by the Company to meet internal or published projections, forecasts or estimates of revenue, earnings or other financial or operating metrics (but not any event, condition, fact, change, occurrence or effect underlying such change or failure that is not otherwise excepted);

•	the negotiation, announcement, execution, delivery, consummation or pendency of the Merger Agreement or of the transactions contemplated thereby; or

•	actions taken or not taken by the Company at the written request of Parent.

The obligation of the Company to effect the Merger is subject to the satisfaction or waiver, at or prior to the Closing Date, of the following additional conditions:

•

the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement, disregarding all qualifications and exceptions as to materiality or Parent Material Adverse Effect, as described below, shall be true and correct, in each case, as of the date of the Merger Agreement and as of the Closing Date as though made on and as of such date (or, if given, as a specific date, at and as of such date), except where such failures to be true and correct, taken as a whole, have not had and would not reasonably be expected to have a Parent Material Adverse Effect, and Company shall have received a certificate from Parent to such effect;

•

each of Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under the Merger Agreement and the Ancillary Agreements to which it is a party at or prior to the date of the consummation of the Merger, and the Company shall have received a certificate from Parent to such effect; and

•	each of the Ancillary Agreements shall have been executed and delivered by each party thereto (except the Company).

For purposes of this proxy statement, a “Parent Material Adverse Effect” means certain occurrences, which would reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance by each of Parent or Merger Sub of any of its obligations under the Merger Agreement or the Ancillary Agreements to which it is a party or the consummation of any of the transactions contemplated thereby.

Termination

The Merger Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Effective Time, whether prior to or after receipt of the Shareholder Approval:

•	by mutual written consent of Parent and the Company;

•	by either Parent or the Company, if:

o     the Closing has not occurred by the Termination Date (which, for purposes of this proxy statement, is September 30, 2013, unless the SEC has not cleared the form of this proxy statement and the Schedule 13E-3 by July 31, 2013, in which case the Termination Date will be October 31, 2013, and if the Special Meeting is not held by September 30, 2013, then the Termination Date will be December 31, 2013), provided that the party seeking to terminate the Merger Agreement was not the primary cause of the failure of the Closing to occur because such party did not perform its obligations under the Merger Agreement;

o     a government entity issues a final, non-appealable order, judgment, decision, opinion, decree or ruling that permanently enjoins or otherwise prohibits the Merger, provided that the party seeking to terminate the Merger Agreement was not the primary cause of such order, judgment, decision, opinion, decree or ruling; or

o the Shareholder Approval and the Public Shareholder Approval are not obtained at the Special Meeting or any adjournment or postponement thereof.

•	by Parent, if:

o     the Company breaches or fails to perform in any material respect any of its representations, warranties, covenants or agreements in the Merger Agreement, and such breach or failure (i) is incapable of being cured by the Termination Date, or if capable of being cured by the Termination Date, is not cured within 30 days following the Company’s receipt of written notice thereof from Parent and (ii) would result in the failure of Parent's closing condition regarding the Company's representations and warranties or Parent's closing condition regarding the Company's covenants and agreements, provided that neither Parent nor Merger Sub is then in material breach of its representations, warranties, covenants or agreements under the Merger Agreement; or

o a Change in the Company Recommendation occurs;

•	by the Company, if:

o      Parent or Merger Sub breaches or fails to perform in any material respect any of its representations, warranties, covenants or agreements in the Merger Agreement, and such breach or failure (i) is incapable of being cured by the Termination Date, or if capable of being cured by the Termination Date, is not cured within 30 days following Parent's receipt of written notice thereof from Company and (ii) would result in the failure of the Company's closing condition regarding Parent's and Merger Sub's representations and warranties or the Company's closing condition regarding Parent's and Merger Sub's covenants and agreements, provided that the Company is not then in material breach of its representations, warranties, covenants or agreements under the Merger Agreement.

In the event that the Termination Date extends, by its terms, past September 30, 2013, the Debt Commitment Letter may have already expired. The Debt Commitment Letter shall automatically expire if the Credit Facilities have not closed on or before September 30, 2013. Such expiration date may be extended by M&T Bank in its sole discretion.

No party to the Merger Agreement may rely on the failure of any condition to the consummation of the transactions contemplated by Merger Agreement described above to be satisfied if such failure was caused by such party’s failure to act in good faith or to use its reasonable best efforts to consummate the Merger and the other transactions contemplated by the Merger Agreement to the extent required thereunder.

Fees and Expenses

Except as otherwise provided in the Merger Agreement as described in this “The Merger Agreement—Fees and Expenses” section, all fees and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

Reimbursement of Fees and Expenses by the Company

The Company will reimburse Parent for Parent’s fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement, in an aggregate amount not to exceed $500,000, if the Merger Agreement is terminated by Parent because a Change in the Company Recommendation shall have occurred.

The Company shall not be relieved or released from any liability or damages arising from a willful or intentional material breach of any provision of the Merger Agreement prior to the time of the termination of the Merger Agreement (except to the extent that such willful or intentional material breach is finally judicially determined to have been caused in whole or in part by Mr. Kevin T. Keane or Mr. Daniel G. Keane acting on behalf of the Company, without the approval of, and not at the direction of, the Special Committee or the Board of Directors).

Reimbursement of Fees and Expenses by Parent

Parent shall reimburse the Company for the Company's fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement, in an aggregate amount not to exceed $500,000, if the Merger Agreement is terminated by the Company because Parent or Merger Sub shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or agreements contained in the Merger Agreement, such breaches or failures were incapable of cure or not cured within the permitted time period, and such breaches or failures would have resulted in the failure of certain of the Company's closing conditions, as described under “The Merger Agreement—Termination” above, and provided that, at the time of such termination, the Company was ready, willing and able to consummate the Closing, all of the conditions precedent to the obligations of the Parent and Merger Sub to consummate the Closing were satisfied or waived, and Parent shall have failed to consummate the Closing. Pursuant to the Limited Guarantee, Mr. Daniel G. Keane has personally guaranteed Parent's reimbursement obligation described above up to a maximum amount of $500,000. See “The Limited Guarantee”, beginning on page 70 below.

Pursuant to the Merger Agreement, the Company is not entitled to monetary damages other than the reimbursement described above and the Company is not permitted or entitled to receive any injunction, specific performance or other equitable relief.

The Merger Agreement provides that the Company’s right to receive the reimbursement of its fees and expenses as described above is the sole and exclusive remedy of the Company, and its current, former or future shareholders, directors, officers, employees representative, agents or affiliates with respect to any loss suffered as a result of any failure of the Merger (or the related debt financing) to be consummated or for any breach by Parent, Merger Sub, or any Parent-related party of any representation, warranty, covenant or agreement set forth in the Merger Agreement, any Ancillary Agreement, the Debt Commitment Letter or any other document executed in connection therewith.

Amendments and Waivers

The Merger Agreement may not be amended and no waiver, consent or approval by or on behalf of the Company (or Special Committee, if applicable) may be granted except pursuant to an instrument in writing signed by or on behalf of the Company (or Special Committee, if applicable) following approval of such action by the Special Committee and signed by Parent. However, following the Shareholder Approval, no amendment may be made to the Merger Agreement that by law requires further approval or authorization by the shareholders of the Company or Merger Sub without such further approval or authorization. Also, certain sections of the Merger Agreement (which address limitations on the liability of debt financing sources as described in “The Merger Agreement—Termination – Reimbursement of Fees and Expenses by Parent” above, governing law, parties in interest, waiver of jury trial, and amendment or waiver of the Merger Agreement) may not be modified in any way adverse to M&T Bank, which is providing funding to Merger Sub for the payment of the merger consideration upon the terms and conditions set forth in the Debt Commitment Letter, without the prior written consent of M&T Bank.

At any time prior to the Effective Time, whether before or after receipt of the Shareholder Approval and the Public Shareholder Approval:

•

the Special Committee on behalf of the Company may extend the time for the performance of any of the obligations of Merger Sub and Parent, waive any inaccuracies in the respective representations and warranties of Merger Sub or Parent, or waive compliance by Merger Sub or Parent with any of the covenants or waive any conditions to the Company’s obligations (except for the Public Shareholder Approval, which condition may not be waived in any circumstance); and

•

Parent may extend the time for the performance of any of the obligations of the Company, waive any inaccuracies in the representations and warranties of the Company, waive compliance by the Company with any of its obligations or waive any conditions to Merger Sub or Parent’s obligations (except for the Public Shareholder Approval, which condition may not be waived in any circumstance).

Equitable Remedies

Under the Merger Agreement, Parent and/or Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms thereof in addition to any other remedies to which they are entitled at law or in equity. The Company has waived any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. Except as otherwise provided in the Merger Agreement, all remedies available to Parent or Merger Sub under the Merger Agreement are cumulative and not alternative or exclusive of other remedies.

Under the Merger Agreement, the Company does not have right to an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms thereof. The Company has agreed that it shall not have any right to cause any monies or other assets to be contributed to Parent or Merger Sub by any current, former or prospective holder of interests in Parent or any of their respective affiliates, trustees or beneficiaries. The Company has also agreed not to pursue any claim or seek any legal or equitable remedy in connection with the Merger Agreement (including, monetary damages and specific performance) against any current, former or prospective holder of interests in Parent or any affiliate, trustee or beneficiary thereof.

THE LIMITED GUARANTEE

The following is a summary of the material provisions of the Limited Guarantee, a copy of which is attached to this proxy statement as Annex C, and which we incorporate by reference into this proxy statement. This summary may not contain all of the information about the Limited Guarantee that is important to you and is qualified in its entirety by reference to the full text of such agreement. We encourage you to read carefully the Limited Guarantee in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Limited Guarantee and not by this summary or any other information contained in this proxy statement.

Simultaneously to the execution and delivery of the Merger Agreement, the Company and Mr. Daniel G. Keane entered into the Limited Guarantee, through which Mr. Daniel G. Keane has personally guaranteed the obligations of Parent under the Merger Agreement to reimburse the Company’s expenses up to a maximum amount of $500,000 under the circumstances specified in the Merger Agreement, as and when such obligation becomes due and payable under the terms and conditions of the Merger Agreement.

CERTAIN AGREEMENTS INVOLVING COMPANY STOCK;

CERTAIN TRANSACTIONS BETWEEN THE FAMILY SHAREHOLDERS AND THE COMPANY

Voting Agreement

In connection with the signing of the Merger Agreement, on April 11, 2013, the Family Shareholders, Family Corp. and Parent entered into an agreement with the Company, referred to as the “Voting Agreement”, pursuant to which each of the Family Shareholders, Family Corp. and Parent agreed, subject to the terms and conditions set forth therein, to vote the shares of Company Stock held by them in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby (including, without limitation, the Merger). The Voting Agreement will terminate upon the occurrence of certain events, including the termination of the Merger Agreement in accordance with its terms.

A copy of the Voting Agreement is attached to this proxy statement as Annex D and is incorporated by reference into this proxy statement. The summary of the Voting Agreement in the preceding paragraph does not purport to be complete and may not contain all of the information about the Voting Agreement that may be important to you and is qualified in its entirety by reference to the full text of such agreement. We encourage you to read the Voting Agreement carefully and in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this proxy statement.

As of the record date, the Family Shareholders owned approximately ____% of the Common Stock outstanding and approximately ____% of the Class B Stock outstanding, representing approximately _____% of the total voting power of the Company’s stock. Votes of the Family Shareholders, Family Corp. and Parent (as well as their respective affiliates and associates) will be excluded for purposes of tabulating the vote with respect to the Public Shareholder Approval.

Rollover Agreement

In connection with the signing of the Merger Agreement, on April 11, 2013, the Family Shareholders entered into an agreement with Family Corp., referred to as the “Rollover Agreement”, pursuant to which each of the Family Shareholders agreed, subject to the terms and conditions set forth therein, immediately prior to the Effective Time, (i) to convert all of the shares of Class B Stock owned by such party into shares of Common Stock on a one-for-one basis in accordance with the Company’s certificate of incorporation and (ii) upon such conversion, to assign, transfer, convey and deliver all of the shares of Common Stock then owned by such party (including any shares of Common Stock received by such party upon such conversion) to Family Corp. in exchange for equity interests in Family Corp. The Rollover Agreement will terminate upon the occurrence of certain events, including the termination of the Merger Agreement in accordance with its terms.

A copy of the Rollover Agreement is attached to this proxy statement as Annex E and is incorporated by reference into this proxy statement. The summary of the Rollover Agreement in the preceding paragraph does not purport to be complete and may not contain all of the information about the Rollover Agreement that may be important to you and is qualified in its entirety by reference to the full text of such agreement. We encourage you to read the Rollover Agreement carefully and in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Rollover Agreement and not by this summary or any other information contained in this proxy statement.

Contribution Agreement

In connection with the signing of the Merger Agreement, on April 11, 2013, Family Corp. entered into an agreement with Parent, referred to as the “Contribution Agreement”, pursuant to which Family Corp. agreed to contribute the Family Shares to Parent immediately prior to the Effective Time. The Contribution Agreement will terminate upon the occurrence of certain events, including the termination of the Merger Agreement in accordance with its terms.

A copy of the Contribution Agreement is attached to this proxy statement as Annex F and is incorporated by reference into this proxy statement. The summary of the Contribution Agreement in the preceding paragraph does not purport to be complete and may not contain all of the information about the Contribution Agreement that may be important to you and is qualified in its entirety by reference to the full text of such agreement. We encourage you to read the Contribution Agreement carefully and in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Contribution Agreement and not by this summary or any other information contained in this proxy statement.

PROVISIONS FOR PUBLIC SHAREHOLDERS

No provision has been made (i) to grant the Public Shareholders access to the corporate files of the Company, any other party to the Merger or any of their respective affiliates or associates, or (ii) to obtain counsel or appraisal services at the expense of the Company, any other party to the Merger Agreement, or any of their respective affiliates or associates.

IMPORTANT INFORMATION CONCERNING THE COMPANY

Company Background

The Company is a high value-added, on-demand print services firm that is focused on the design and manufacture of folding cartons. It also has a personalized print product line. Within its folding carton product lines, the Company provides custom folding cartons for branded and private label consumer products in the food and food service, healthcare, medical and automotive industries, as well as a line of stock packaging primarily to the retail confectionary industry. The Company’s personalized print product line is a comprehensive offering for consumer and corporate social occasions.

The Company’s principal offices are located at 1801 Elmwood Avenue, Buffalo, New York 14207.

If the Merger is approved and the Merger Agreement adopted by the Company shareholders at the Special Meeting and the Merger is completed as contemplated, the Company will survive the Merger and will continue its operations as a privately-held company and a wholly-owned subsidiary of Parent immediately thereafter.

Directors and Executive Officers

The Board of Directors presently consists of five members. The below listed persons are the executive officers and directors of the Company as of the date of this proxy statement. Each executive officer will serve until a successor is elected by the Board of Directors or until the earlier of his or her death, resignation or removal. None of these persons has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of these persons has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws. All of the directors and executive officers of the Company are citizens of the United States and can be reached c/o:

MOD-PAC Corp.

1801 Elmwood Avenue

Buffalo, New York 14207

Tel: (716) 873-0640

William G. Gisel, Jr., age 60, has been a director since 2003. Since mid-2006, he has been the Chief Executive Officer of Rich Products Corporation, a privately-held company that is a supplier and solutions provider to the food service and in-store bakery segments of the food industry. From 1999 to 2006, Mr. Gisel served as Chief Operating Officer of Rich Products Corporation. From 1996 to 1999, Mr. Gisel served as President of Rich Product’s Food Group. Prior to that, he has held positions with Rich Products as Executive Vice President, Vice-President International and General Counsel. Mr. Gisel also serves as a director of KeyCorp and Moog Inc. Mr. Gisel holds a B.A. from Williams College, a J.D. from Emory University and an M.B.A. from the University of Rochester.

Kevin T. Keane, age 80, has served as the Chairman of the Board of the Company since 2002. From 1974 to the present, Mr. Keane has been Chairman of the Board of Astronics Corporation. Astronics Corporation is a publicly traded company that produces advanced high performance lighting, electronic power, and automated test systems for the global aerospace and defense industries. Astronics was the parent of the Company until its spin-off in March 2003. Mr. Keane was also the President and Chief Executive Officer of Astronics from 1974 to 2002. Mr. Keane received an A.B. in economics and an M.B.A. from Harvard University. Mr. Keane is the father of Daniel G. Keane.

Daniel G. Keane, age 48, has served as a director since 2002 and has served as the Company’s President since 1997. Mr. Keane was appointed the Chief Executive Officer of the Company in 2002. Prior to becoming President, he was employed by the Company in various other management capacities. Mr. Keane received a B.A. in economics from Dartmouth College and received an M.B.A. from Duke University. Mr. Keane is the son of Kevin T. Keane.

Robert J. McKenna, age 64, has been a director since 2002. He was President and Chief Executive Officer of Wenger Corporation, a manufacturer of facility products for performing arts and education markets from October 2001 until his retirement in December 2005. From 1994 to October 2001, Mr. McKenna was Chairman of the Board, President and Chief Executive Officer of Acme Electric Corporation, a manufacturer of power conversion systems for electronic and electrical systems. Mr. McKenna also serves as a director of Astronics Corporation. Mr. McKenna received a B.S. in Business Management from Western Kentucky University.

Howard Zemsky, age 53, has been a director since 2003. He has been the Managing Partner of Taurus Capital Partners LLC, a privately held investment group since 2001. From 1999 until 2001, Mr. Zemsky was President of IBP Deli Group of Companies. For over twenty years, Mr. Zemsky was employed in various management capacities by Russer Foods, Inc., a subsidiary of Tyson Foods, Inc., and from 1989 until 1999, he served as its President. Mr. Zemsky is a graduate of Michigan State University and holds an M.B.A. from the University of Rochester.

David B. Lupp, age 56, was elected as our Chief Financial Officer in January 2006. In 2008, he was also appointed Chief Operating Officer. Prior to joining the Company, he spent 16 years as the Chief Financial Officer of International Imaging Materials, Inc., a global, private company which manufactures thermal transfer ribbons. Mr. Lupp is a Certified Public Accountant and holds a B.S. in Accounting from the State University of New York at Buffalo.

 Daniel J. Geary, age 42, joined the Company in March 2005 as Corporate Controller. In 2006, he was elected an officer of the Company, and in 2008, he was promoted to Vice President of Finance. Mr. Geary was employed by Eastman Kodak Company in various Finance Management positions from September 2001 to March 2005. He holds a B.S. in Accounting from Canisius College, a M.B.A. from Carnegie Mellon University, and is a Certified Public Accountant.

 Philip C. Rechin, age 50, began his career with the Company in 1986 as the Finished Goods Supervisor. He has served as Vice President of Sales since 2000, and was elected an officer of the Company in 2006. Mr. Rechin has a B.S. in Industrial Technology from Buffalo State College and is APICS certified.

Prior Public Offerings

The Company has not made any public offerings of Common Stock, Class B Stock or other Company securities in the past two years.

Dividends

The Company did not pay any dividends in 2011 or 2012 and has not made any dividend payments in 2013.

Selected Financial Information

Set forth below is certain historical selected financial information relating to the Company. The selected financial data as of and for the years ended December 31, 2011 and 2012 and for the three-month periods ended March 31, 2012 and March 30, 2013 has been derived from our audited financial statements filed as part of our Annual Report on Form 10-K for the year ended December 31, 2012 and the unaudited financial statements filed as part of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2013. This information is only a summary and should be read in conjunction with the financial statements and related notes and other financial information contained in such Annual Report on Form 10-K and such Quarterly Report on Form 10-Q. See “Where You Can Find Additional Information” beginning on page 80.

SUMMARY CONSOLIDATED FINANCIAL DATA

(dollar amounts in thousands, except share data and per share data)

	Fiscal Year ended December 31		Three Months Ended March 31 March 30
	2011	2012	2012	2013
			(unaudited)
Statement of Operations Data

Net sales	$55,777	$58,890	$13,689	$14,344
Rental income	448	394	112	76
Total income	56,225	59,284	13,801	14,420
Costs of products sold	45,943	48,554	12,026	11,779
Selling, general and administrative expenses	7,488	7,939	1,904	1,995
Income (loss) from operations	2,794	2,791	(129)	503
Impairment of assets	-	-	-	(143)
Interest expense	(192)	(189)	(47)	(45)
Other income (expense), net	146	(60)	1	(2)
Income (loss) before income taxes	2,748	2,542	(175)	456
Income tax expense (benefit)	877	853	(52)	131
Net income (loss)	1,871	1,689	(123)	325
Income (loss) per share:
Basic	0.57	0.52	(0.04)	0.10
Diluted	0.55	0.51	(0.04)	0.09
Weighted average shares outstanding
Basic	3,294,490	3,217,063	3,207,984	3,309,989
Diluted	3,416,079	3,318,014	3,207,984	3,461,133

Balance Sheet Data (end of period)

Cash and cash equivalents	$3,900	$3,641	$856	$3,747
Working capital	13,617	13,535	11,822	14,402
Total assets	31,144	33,139	30,323	33,271
Long term debt	1,820	1,800	1,800	1,800
Other liabilities	114	26	27	26
Total liabilities	5,345	5,133	4,526	4,704
Shareholder equity
Common Stock	36	37	36	38
Class B Stock	6	6	6	6
Total shareholders’ equity	25,799	28,006	25,797	28,567

Other Financial Data (end of period)

Book value	$25,799	$28,006	$25,797	$28,567
Book value per share	8.04	8.54	8.04	8.61
Book value per fully diluted share[1]	7.53	8.05	7.39	8.14

Ratio of Earnings to Fixed Charges

The following table presents our ratio of earnings to fixed charges for the fiscal periods indicated.

Ratio of Earnings to Fixed Charges ($ in 000’s)

			Three Months Ended
	2011	2012	March 31, 2012	March 30, 201313
Earnings
Pretax Earnings / (Loss)	$2,748	$2,542	$(175)	$456
Interest Expense	192	189	47	45
Total Earnings	$2,940	$2,731	$(128)	$501

Fixed Charges
Interest Expenses	$192	$189	$47	45

Ratio of earnings to fixed charges	15.31	14.45	(2.72)	11.13

Market Price of the Company’s Common Stock

The Company’s Common Stock is listed and traded on Nasdaq under the symbol “MPAC”.

The following table sets forth during the periods indicated the range of prices for the Company’s Common Stock, traded on Nasdaq:

2013:	High ($)	Low ($)
First Quarter	10.37	6.79
Second Quarter (through April 30, 2013)	8.47	7.26

2012:	High ($)	Low ($)
First Quarter	7.05	5.23
Second Quarter	7.20	4.80
Third Quarter	5.70	4.10
Fourth Quarter	7.09	4.45

1 Book value per fully diluted share means, with respect to each period presented, (i) book value plus the aggregate exercise price of all in-the-money Company stock options, divided by (ii) the sum of the number of shares of Company Stock outstanding plus the number of shares of Company Stock underlying outstanding in-the-money Company stock options. Book value per fully diluted share is not a measure determined in accordance with GAAP. Nevertheless, the Company believes that providing this non-GAAP information is helpful for investors and other readers of the Company’s financial statements, as it is used as an analytical indicator by the Company’s management. Because book value per fully diluted share is a non-GAAP measure and is thus susceptible to varying calculations, it, as presented, may not be directly comparable to other similarly-titled measures used by other companies.

2011:	High ($)	Low ($)
First Quarter	6.28	4.61
Second Quarter	6.61	5.25
Third Quarter	6.10	4.76
Fourth Quarter	6.92	4.74

The closing sale price of our Common Stock on Nasdaq on October 26, 2012, which was the last full trading day before the Company issued a press release announcing the proposal from Messrs. Kevin T. Keane and Daniel G. Keane to acquire all outstanding shares of Company Stock, was $5.49 per share, compared to which the merger consideration represents a premium of approximately 53.0%.

Our Class B Stock is not listed or quoted on any national securities exchange or quotation system.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of March 31, 2013 with respect to the beneficial ownership of Common Stock and Class B Stock, by (i) each director of the Company who owns shares of any class of the Company’s voting securities, (ii) the Company’s Named Executive Officers, (iii) all directors and executive officers of the Company, as a group and (iv) each person who is known to the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding Common Stock and/or Class B Stock. Beneficial ownership has been determined in accordance with applicable SEC rules, pursuant to which a person is deemed to be the beneficial owner of securities if such person has or shares voting or investment power with respect to such securities or has the right to acquire voting or investment power within 60 days. Except as otherwise indicated, (i) the address of the persons listed below is c/o MOD-PAC Corp., 1801 Elmwood Avenue, Buffalo, New York 14207 and (ii) the persons listed below, to our knowledge, have sole voting and investment power with respect to all shares of Common Stock and Class B Stock shown as beneficially owned by them, subject to the application of community property laws where applicable. The percentage of beneficial ownership for each table is based on 2,753,710 shares of Common Stock and 562,886 shares of Class B Stock outstanding as of March 31, 2013.

Name and Address	Shares of Common Stock		Shares of Class B Stock
of Owner	Number	Percentage	Number	Percentage

William G. Gisel, Jr.(1)	40,110	1.4%	-

Daniel J. Geary (2)	44,080	1.6%	-

Daniel G. Keane (3)	704,223	23.7%	216,232	38.4%

Kevin T. Keane (4)	99,189	3.5%	75,650	13.4%

David B. Lupp (5)	174,106	6.1%	-

Robert J. McKenna (1)	38,550	1.4%	206	*

Philip C. Rechin (6)	59,047	2.1%	-

Howard Zemsky (1)	82,880	3.0%	-

Minerva Advisors LLC (7)	168,966	6.1%	-

Dimensional Fund Advisors(8)	21,0569	7.6%	-

All directors and executive officers as a group (8) persons (9)	1,242,185	37.3%	292,088	51.9%

* Less than 1%.

(1)	Includes 38,000 shares of Common Stock subject to options exercisable within 60 days.

(2)	Includes 26,300 shares of Common Stock subject to options exercisable within 60 days.
(3)

Includes 223,400 shares of Common Stock subject to options exercisable within 60 days, 16,997 shares of Common Stock and 14,995 shares of Class B Stock owned by Mr. Daniel G. Keane’s wife, 25,000 shares of Common Stock owned by Mr. Daniel G. Keane’s children and 406,905 held in trust for the benefit of his wife and their descendants.

(4)

Includes 64,750 shares of Common Stock subject to options exercisable within 60 days and 29,439 shares of Common Stock and 12,414 shares of Class B Stock owned by Mr. Kevin Keane’s wife or held in trust for the benefit of Mr. Keane’s wife.

(5)	Includes 115,000 shares of Common Stock subject to options exercisable within 60 days.
(6)	Includes 34,400 shares of Common Stock subject to options exercisable within 60 days.
(7)

Information with respect to Minerva Advisors LLC is based on a joint Schedule 13G filed with the SEC on February 11, 2013, on behalf of Minerva Advisors LLC and David P. Cohen. The stated address for Minerva Advisors LLC and David P. Cohen is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004.

(8)

Information with respect to Dimensional Fund Advisors LP is based on Schedule 13G filed with the SEC on February 11, 2013. The stated address for Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(9)	Includes an aggregate of 577,850 shares of Common Stock subject to options exercisable within 60 days.

Ownership of Parent Following the Merger

Immediately after the Closing, the Family Shareholders will indirectly (through their ownership of Family Corp.) own 100% of the equity interests of Parent and thereby indirectly (through Parent's ownership of the Company) own 100% of the equity interests of the Company.

Transactions in Company Stock

Other than the Voting Agreement, the Rollover Agreement, the Contribution Agreement, as discussed in “Certain Agreements Involving Company Stock; Certain Transactions Between the Family Shareholders and the Company” beginning on page 70, Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders and their respective associates and affiliates, including Parent and Merger Sub, have not made any transactions with respect to Common Stock or Class B Stock during the past 60 days.

No officers or directors of the Company have engaged in transactions in Common Stock during the past 60 days.

In 2011, the Company periodically repurchased shares of Common Stock. The Company did not repurchase any shares of Common Stock in 2012 and has not repurchased any shares of Common Stock in 2013. The table below lists the amount of the shares repurchased, the range of prices paid and the average purchase price for the third fiscal quarter of 2011, in which such repurchase transactions occurred.

2011:	Amount of Shares Repurchased	Range of Prices Paid ($)	Average Purchase Price ($)
Third Quarter	182,539	5.44-5.78	5.53

The following table sets forth the Company options to acquire Common Stock granted to Messrs. Kevin T. Keane and Daniel G. Keane during the past two years as part of their respective compensation:

Recipient	Grant Date	No. of Shares	Exercise Price Per Share	Vesting/Expiration

Kevin T. Keane	12/2/2011	5,900	$5.90	0*
Daniel G. Keane	12/2/2011	12,500	$5.90	0*

* All of the options vest six months from the date of grant and terminate ten years from the date of grant

During the past two years, (i) Parent and Merger Sub have not purchased any shares of Company Stock and (ii) neither Mr. Kevin T. Keane nor Mr. Daniel G. Keane have purchased any shares of Company Stock, except as follows:

(a) Stock option to acquire 2,500 shares of Common Stock granted to Mr. Kevin T. Keane on December 2, 2011, as set forth in the table above;

(b) Stock option to acquire 12,500 shares of Common Stock granted to Mr. Daniel G. Keane on December 2, 2011, as set forth in the table above; and

(c) Acquisition by Mr. Daniel G. Keane of 31,921 shares of Common Stock on January 17, 2013 pursuant to the exercise of stock options at an exercise price of $5.392 per share.

DISSENTERS’ RIGHTS

Section 910(a)(1)(A)(iii) of the NYBCL provides that the right to receive payment of the fair value of shares in connection with a merger is not available to a shareholder for any class or series of shares that, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote on such merger, were listed on a national securities exchange. As of ________, 2013, the record date for the Special Meeting, shares of our Common Stock were listed on Nasdaq and, therefore, no dissenters' rights will be available to holders of our Common Stock.

As of such record date, shares of our Class B Stock were not listed on any national securities exchange. Accordingly, dissenters' rights will be available to holders of our Class B Stock in connection with the Merger, as discussed below.

Sections 623 and 910 of the NYBCL provide that if the Merger is consummated, holders of shares of Class B Stock entitled to vote on the approval of the Merger and adoption of the Merger Agreement who object to such actions in writing prior to the Special Meeting or at the Special Meeting, but before the vote and who follow the procedures specified in Section 623 (summarized below) will have the right to receive cash payment of the fair value of their shares of Class B Stock if the proposed corporate actions are taken. The express procedures of Section 623 must be followed precisely; if they are not, holders of shares of Class B Stock will lose their right to dissent. As described more fully below, such “fair value” would potentially be determined in judicial proceedings, the result of which cannot be predicted. We cannot assure you that holders of shares of Class B Stock exercising dissenters’ rights will receive consideration equal to or greater than the merger consideration.

The statutory procedures outlined below are complex. What follows is a summary and is qualified in its entirety by reference to the full text of Section 623 and Section 910 of the NYBCL, which are attached hereto as Annex G. Holders of shares of Class B Stock wishing to exercise their dissenters’ rights should consult their own legal advisors to ensure that they fully and properly comply with the requirements of New York law.

Any holder of shares of Class B Stock who is entitled to vote on the approval of the Merger and adoption of the Merger Agreement will have the right to receive cash payment of the fair value of his or her shares of Class B Stock and the other rights and benefits provided in Section 623 if such shareholder:

•

files with the Company a written objection to the Merger and Merger Agreement prior to the vote by the Company shareholders on the approval of the Merger and the adoption of the Merger Agreement. The written objection must include: (1) notice of the shareholder’s election to dissent; (2) the shareholder’s name and residence address; (3) the number of shares of Class B Stock as to which the shareholder dissents; and (4) a demand for payment of the fair value of such shares of Class B Stock if the proposed corporate actions are taken; and

•	does not vote in favor of the approval of the Merger and adoption of the Merger Agreement.

A vote against approval of the Merger and adoption of the Merger Agreement will not satisfy the requirement of filing a written objection. Failure to vote against approval of the Merger and adoption of the Merger Agreement will not waive the right of a holder of shares of Class B Stock to receive payment if such holder has filed a written objection in accordance with Section 623 and has not voted in favor of approval of the Merger and adoption of the Merger Agreement. If a holder of shares of Class B Stock abstains from voting on approval of the Merger and adoption of the Merger Agreement, this will not waive his or her dissenters’ rights so long as the appropriate written objection to the approval of the Merger and adoption of the Merger Agreement are properly and timely filed. Since a proxy left blank will be voted for approval of the Merger and adoption of the Merger Agreement, any holder of shares of Class B Stock who wishes to exercise his or her dissenters’ rights must either vote against approval of the Merger and adoption of the Merger Agreement or abstain. Written objection prior to the vote by the Company shareholders on the approval of the Merger Agreement and adoption of the Merger Agreement may not be required from any holder of shares of Class B Stock to whom the Company did not give proper notice of the Special Meeting of shareholders contemplated by this proxy statement.

A holder of shares of Class B Stock may not dissent as to less than all shares of Class B Stock held of record by him or her that he or she owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner of shares of Class B Stock as to less than all of the shares of Class B Stock of such owner held of record by the nominee or fiduciary for such beneficial owner.

All written objections to the Merger and notices of election to dissent should be addressed to:

MOD-PAC Corp.
1801 Elmwood Avenue
Buffalo, New York 14207
Attention: Secretary

 If the Merger Agreement is approved and adopted by the Company’s shareholders, within 10 days after such action the Company will give written notice of such approval and adoption by registered mail to each holder of shares of Class B Stock who filed a timely written objection or from whom written objection was not required, except for any holder of shares of Class B Stock who voted in favor of approval of the Merger and adoption of the Merger Agreement. Any holder of shares of Class B Stock from whom objection was not required and who elects to dissent must file with the Company, within 20 days after the giving of such notice to him or her, a written notice of election to dissent, stating his or her name and residence address, the number of shares of Class B Stock as to which he or she dissents and a demand for payment of the fair value for his or her Class B Stock.

Either at the time of filing of the notice of election to dissent or within one month after the filing of the notice of election to dissent, a dissenting holder of Class B Stock must submit the certificates representing his or her shares of Class B Stock to the Company, or to its transfer agent, which shall note conspicuously on the certificates that a notice of election has been filed and will then return such certificates to such holder. Any holder of Class B Stock who fails to submit his or her certificates for notation within one month after the filing of the notice of election to dissent shall, at the option of the Company upon written notice to such holder of Class B Stock within 45 days from the date of filing of such notice of election to dissent, lose his or her dissenters’ rights unless a court, for good cause shown, otherwise directs.

Within 15 days after the expiration of the period within which holders of Class B Stock may file their notices of election to dissent, or within 15 days after the completion of the Merger, whichever is later (but in no case later than 90 days after the Company's shareholders approve the Merger and adopt the Merger Agreement), the surviving corporation will make a written offer by registered mail to each holder of Class B Stock who has filed a notice of election to pay for his or her dissenting shares of Class B Stock at a specified price which the surviving corporation considers to be their fair value. If the Merger has occurred, such offer must be accompanied by an advance payment to each holder of Class B Stock who has submitted, in accordance with the foregoing requirements, his or her share certificates to the Company of an amount equal to 80% of the amount of the offer or, if such holder has not yet submitted his or her share certificates, a statement that an advance payment equal to 80% of the offer will be made promptly upon submission of his or her certificates. Acceptance of such payment shall not constitute a waiver of any dissenters’ rights. The offer must be made at the same price per share to all the holders of Class B Stock who have filed their notices of election to dissent before the expiration of the period within which to do so. If, within 30 days after the making of an offer, the surviving corporation and any holder of shares of Class B Stock agree on the price to be paid for his or her shares, the balance of payment for such shares must be made within 60 days after the making of the offer or the completion of the Merger, whichever is later, upon surrender of the certificates representing such shares of Class B Stock.

If the surviving corporation fails to make an offer to dissenting holders of shares of Class B Stock within the 15-day period described above, or if it makes the offer and any dissenting holder of shares of Class B Stock fails to agree with it within 30 days thereafter upon the price to be paid for his or her shares, the surviving corporation is required, within 20 days after the expiration of whichever is the applicable of the two periods referred to above, to institute a special proceeding in the Supreme Court of the State of New York in the judicial district in which the office of the surviving corporation is located to determine the rights of dissenting holders of shares of Class B Stock and to fix the fair value of their shares of Class B Stock. If the Company fails to institute such proceeding within such 20-day period, any dissenting holder of shares of Class B Stock may institute such proceeding for the same purpose not later than 30 days after the expiration of such 20-day period. If such proceeding is not instituted within such 30-day period, all dissenters’ rights are lost unless the Supreme Court of the State of New York, for good cause shown, otherwise directs.

During each proceeding, the court will determine whether each dissenting holder of shares of Class B Stock who has not agreed to an offer by the Company is entitled to receive payment for his or her shares and, if so, will fix the value of such shares, which shall be the fair value as of the close of business on the day prior to the date the Company's shareholders voted to approve the Merger and adopt the Merger Agreement, taking into consideration the nature of the transaction giving rise to the right of the dissenting holder of shares of Class B Stock to receive payment for his or her shares of Class B Stock and its effect on the surviving corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining the fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares of Class B Stock without a jury and without referral to an appraiser or referee. The court will also award interest on such amount to be paid from the date of the completion of the Merger to the date of payment unless the court finds that the refusal by a dissenting holder of Class B Stock to accept the surviving corporation’s offer of payment was arbitrary, vexatious or otherwise not in good faith. Each party to such proceeding will bear his, her or its respective costs and expenses unless the court finds the refusal by any such dissenting holders to accept the surviving corporation’s offer of payment was arbitrary, vexatious or otherwise not in good faith, in which case the court, in its discretion, may apportion and assess the Company’s costs against any or all such dissenting holders. The court, in its discretion, may also apportion or assess any part of the costs of dissenting holders of Class B Stock against the surviving corporation if it finds that the fair value of the dissenting holders' shares of Class B Stock as determined materially exceeds the amount which the surviving corporation offered to pay, or that no offer or advance payment was made by the surviving corporation, or that the surviving corporation failed to institute such special proceeding within the specified period, or that the actions of the surviving corporation in complying with its obligations under Section 623 of the NYBCL were arbitrary, vexatious or otherwise not in good faith. Within 60 days following the final determination of the applicable proceeding, the surviving corporation shall pay to each dissenting holder of shares of Class B Stock the amount found to be due him or her upon the surrender by such holder of all certificates representing dissenting shares.

The enforcement by a holder of shares of Class B Stock of his or her right to receive payment for shares in accordance with Section 623 of the NYBCL excludes the enforcement by such holder of Class B Stock of any other right to which he or she might otherwise be entitled by virtue of his or her ownership of shares (unless the holder of Class B Stock timely withdraws his or her notice of election or the Merger is abandoned), except that the holder of Class B Stock will retain the right to bring or maintain an appropriate action to obtain relief on the grounds that the Merger will be or is unlawful or fraudulent as to him or her. A notice of election by a holder of Class B Stock may be withdrawn at any time prior to his or her acceptance in writing of an offer to purchase his or her dissenting shares of Class B Stock by the Company, but no withdrawal may be made later than 60 days from the completion of the Merger (unless the Company failed to make a timely offer) without the consent of the Company.

In view of the complexity of Sections 623 and 910 of the NYBCL, shareholders who may wish to dissent from the Merger and pursue dissenters’ rights should consult their legal advisors.

MULTIPLE SHAREHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one proxy statement will be delivered to two or more shareholders who share an address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the proxy statement was delivered. Requests for additional copies of the proxy statement, and requests that in the future separate proxy statements be sent to shareholders who share an address, should be directed to MOD-PAC Corp., 1801 Elmwood Avenue, Buffalo, New York 14207 Attn: Secretary or by calling (716) 873-0640. In addition, shareholders who share a single address but receive multiple copies of the proxy statement may request that in the future they receive a single copy by contacting the Company at the address and phone number set forth in the prior sentence.

SUBMISSION OF SHAREHOLDER PROPOSALS

If the Merger is completed, we may not hold an annual meeting of shareholders in 2013. If the Merger is not completed, you will continue to be entitled to attend and participate in our annual meetings of shareholders and we will hold a 2013 annual meeting of shareholders, in which case we will provide notice of or otherwise publicly disclose the date on which such 2013 annual meeting will be held. If the 2013 meeting is held, shareholder proposals will be eligible for consideration for inclusion in the proxy statement for such meeting and form of proxy for our 2013 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act and our by-laws, as described below.

Any proposal that a shareholder wishes to include in proxy materials for our 2013 annual meeting of shareholders pursuant to SEC Rule 14a-8 must have been received a reasonable time before we print proxy materials and must be submitted in compliance with the rule. Proposals should be directed to MOD-PAC Corp., 1801 Elmwood Avenue, Buffalo, New York 14207, Attn: Secretary.

Any proposal or nomination for director that a shareholder wishes to propose for consideration at the 2013 annual meeting of shareholders, but does not seek to include in our proxy statement under applicable SEC rules, must be submitted in accordance with our by-laws. Any such proposal must be an appropriate subject for shareholder action under applicable law and must otherwise comply with our by-laws.

Pursuant to SEC Rule 14a-4(c)(1), if our Secretary receives any shareholder proposal at the address listed above after a reasonable time before we print proxy materials that is intended to be presented at the 2013 annual meeting without inclusion in the proxy statement for the meeting, the proxies designated by the Board of Directors will have discretionary authority to vote on such proposal.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Section of the SEC. The Company’s public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

The Company will make available a copy of its public reports, without charge, upon written request to the Secretary, MOD-PAC Corp., 1801 Elmwood Avenue, Buffalo, New York, 14207. Each such request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of Company Stock entitled to vote at the Special Meeting. In order to ensure timely delivery of such documents prior to the Special Meeting, any such request should be made promptly to the Company. A copy of any exhibit may be obtained upon written request by a shareholder (for a fee limited to the Company’s reasonable expenses in furnishing such exhibit) to the Secretary, MOD-PAC Corp., 1801 Elmwood Avenue, Buffalo, New York, 14207.

Because the Merger is a “going private” transaction, the Company, Messrs. Kevin T. Keane and Daniel G. Keane and the other Family Shareholders have filed with the SEC a Transaction Statement on Schedule 13E-3, as amended, with respect to the Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3, as amended, filed with the SEC will be further amended to report promptly any material change in the information set forth therein. We urge you to read the entire Schedule 13E-3 carefully, including any amendments and the exhibits, in connection with your consideration of the Merger.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed shall not be deemed to be incorporated by reference into this proxy statement. We incorporate by reference the documents listed below and, with respect to this proxy statement but not with respect to the Schedule 13E-3, any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Special Meeting (except with respect to any reference in any such document to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995):

•	Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2012, filed on February 21, 2013;

•	Quarterly Report on Form 10-Q for the Fiscal Period Ended March 30, 2013, filed May 1, 2013.

•	Current Report on Form 8-K, filed on October 29, 2012.

•	Current Report on Form 8-K, filed on April 15, 2013, as amended by Current Report on Form 8-K/A filed on April 16, 2013 .

No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated _______________, 2013. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders shall not create any implication to the contrary.

Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

ROSALIA CAPITAL LLC

MANDAN ACQUISITION CORP.

AND

MOD-PAC CORP.

DATED AS OF APRIL 11, 2013

TABLE OF EXHIBITS

Exhibit A	Family Shareholders

Exhibit B	Form of Voting Agreement

Exhibit C	Form of Limited Guarantee

Exhibit D	Form of Certificate of Incorporation of the Surviving Corporation

Exhibit E	Form of By-laws of the Surviving Corporation

INDEX OF DEFINED TERMS

Affiliate	61	Exchange Act	62
Agreement	8	Excluded Shares	62
Ancillary Agreements	61	Expenses	63
Associate	62	Family Corp	8
Bankruptcy and Equity Exception	20	Family Shareholders	8
Board of Directors	8	Family Stock	8
Book-Entry Shares	10	FCPA	24
Business	62	Fee Property	26
Business Combination Transaction	49	Financing Group	60
Business Day	62	GAAP	21
Capitalization Date	18	Governmental Approvals	21
Certificate	10	Governmental Entity	21
Change in the Company Recommendation	12	Grant Date	18
Class B Stock	8	Guarantor	8
Closing	9	Harter Secrest	63
Closing Date	9	Hazardous Substances	63
Code	16	Indebtedness	63
Common Stock	8	Indemnified Person	43
Company	8	Insurance Policies	33
Company Benefit Plan	27	Intellectual Property	63
Company Board Recommendation	12	Intervening Event	49
Company Contracts	32	IRS	64
Company Disclosure Letter	17	Knowledge	64
Company Financial Statements	62	Law	64
Company Intellectual Property	30	Laws	64
Company Related Parties	55	Leased Property	26
Company Shareholder Approval	34	Liens	64
Company Shareholders Meeting	12	Limited Guarantee	9
Company Stock	8	Material Adverse Effect	64
Consents	62	Merger	9
Constituent Documents	62	Merger Certificate	9
Contribution Agreement	8	Merger Consideration	10
Customers	25	Merger Sub	8
Debt Commitment Letter	37	Minority Approval	34
Debt Financing	37	NASDAQ	65
Debt Financing Sources	37	NYBCL	65
Dissenting Shares	14	Order	65
Effective Time	9	Parent	8
Environmental Law	62	Parent Material Adverse Effect	36
Environmental Permit	62	Parent-Related Parties	55
ERISA	62	Parties	8
ERISA Affiliate	62	Paying Agent	14
ESPP	11	Paying Agent Agreement	14

Payment Fund	14	Software	66
Permits	24	Special Committee	8
Permitted Lien	65	Stock Option	11
Person	65	Subsidiary	66
Principal Shareholder Option	11	Superior Alternative	50
Principal Shareholders	8	Superior Proposal	50
Proceeding	41	Suppliers	25
Proxy Statement	12	Surviving Corporation	9
Public Shareholders	8	Takeover Proposal	49
Real Property	26	Tax	66
Real Property Leases	26	Tax Return	66
Related Person	65	Taxes	66
Release	65	Taxing Authority	66
Representatives	65	Termination Date	66
Rollover Agreement	8	Third Party	66
Sarbanes-Oxley Act	23	Trade Secrets	66
Schedule 13E-3	12	Transfer Tax	67
SEC	66	Transmittal Documents	15
SEC Clearance	13	Voting Agreement	9
SEC Reports	21	WARN Act	30
Securities Act	19	Western Reserve	35
Senior Officer	66

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of April 11, 2013, is entered into by and among Rosalia Capital LLC, a Delaware limited liability company ("Parent"), Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent ("Merger Sub"), and MOD-PAC CORP., a New York corporation (the "Company" and, together with Parent and Merger Sub, the "Parties").  Certain capitalized terms used in this Agreement are used as defined in Section 8.11.

RECITALS

WHEREAS, as of the date hereof, the Persons listed on Exhibit A (the "Family Shareholders") own in the aggregate 515,262 shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") and 291,882 shares of Class B Stock, par value $0.01 per share, of the Company (the "Class B Stock", and together with the Common Stock, the "Company Stock");

WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Family Shareholders, including Daniel G. Keane (the "Guarantor") and Kevin T. Keane (together with the Guarantor, the "Principal Shareholders"), are entering into a rollover agreement with LeCaron Enterprises Corp., a Delaware corporation ("Family Corp"), dated as of the date of this Agreement (the "Rollover Agreement"), providing for the contribution immediately prior to the Effective Time of all of the shares of Common Stock then owned by the Family Shareholders (including the shares of Common Stock into which the Class B Stock of the Family Shareholders shall have been converted) (the "Family Stock") to Family Corp, and (ii) Family Corp is entering into a contribution agreement (the "Contribution Agreement") with its wholly owned subsidiary Parent (which directly owns all of the capital stock of Merger Sub), dated as of the date of this Agreement, providing for the contribution immediately prior to the Effective Time of all of the shares of Family Stock to Parent;

WHEREAS, the Board of Directors of the Company (the "Board of Directors") (other than the Principal Shareholders, who abstained and recused themselves from all discussions relating to the Merger), based on the unanimous recommendation of a special transaction committee thereof consisting solely of disinterested directors of the Company (the "Special Committee"), has determined that a business combination with Parent, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of, the Company and the holders of Company Stock other than the Family Shareholders and any Affiliate or Associate of the Family Shareholders (such holders, the "Public Shareholders");

WHEREAS, the Board of Directors (other than the Principal Shareholders, who abstained and recused themselves from all discussions relating to the Merger), based on the unanimous recommendation of the Special Committee, has (a) approved and adopted this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, including the Merger, and (b) recommended approval and adoption of this Agreement by the shareholders of the Company;

WHEREAS, concurrently with the execution and delivery of this Agreement, the Family Shareholders, Family Corp and Parent are entering into a voting agreement with the Company, substantially in the form of Exhibit B (the "Voting Agreement"), pursuant to which, among other things, the Family Shareholders, Family Corp and Parent agree to vote the Family Stock in favor of the adoption of this Agreement; and

WHEREAS, concurrently with the execution and delivery of this Agreement, the Guarantor is executing a limited guarantee in favor of the Company, substantially in the form of Exhibit C (the "Limited Guarantee").

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the Parties hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.01           The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the NYBCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease (the "Merger").  The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger.

Section 1.02          Closing.  The closing of the transactions contemplated by Section 1.01 (the "Closing") shall take place on a date to be specified by Parent after all of the conditions set forth in Article VI have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing) (the "Closing Date"), unless this Agreement has been theretofore terminated pursuant to its terms or unless another date is agreed to in writing by Parent and the Company.  If Parent fails to specify such closing date after all of the conditions set forth in Article VI have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), the Closing Date shall be the Termination Date, unless this Agreement has been theretofore terminated pursuant to its terms.  The Closing shall occur at the offices of Hodgson Russ LLP at the Guaranty Building, 140 Pearl Street, Suite 100, Buffalo, NY 14202, or otherwise, if agreed by the parties, by facsimile or e-mail transmission of the Ancillary Agreements, with exchange of original signatures by mail as soon as reasonably possible thereafter.  At the Closing, the Company and Parent shall file a certificate of merger executed in accordance with, and in such form as is required by, the NYBCL (the "Merger Certificate") with the Department of State of the State of New York in respect of the Merger, and the Merger shall become effective upon such filing or at such later time as is agreed to by the Company and Parent and specified in the Merger Certificate (the time at which the Merger becomes effective is herein referred to as the "Effective Time").

Section 1.03           Effects of the Merger.  The Merger shall have the effects set forth in this Agreement and the NYBCL (including Section 906 thereof).

Section 1.04           Certificate of Incorporation and By-laws.  The certificate of incorporation and the by-laws of the Company shall be amended in the Merger to read in their entirety in the form of Exhibit D (in the case of the certificate of incorporation) and Exhibit E (in the case of the by-laws), and, as so amended, shall be the certificate of incorporation and by-laws of the Surviving Corporation until thereafter amended in accordance with their respective terms and the NYBCL.

Section 1.05           Directors.  The directors of Merger Sub immediately prior to the Effective Time shall from and after the Effective Time be the initial directors of the Surviving Corporation, each to hold office, subject to the applicable provisions of the certificate of incorporation and by-laws of the Surviving Corporation, until their respective successors shall be duly elected or appointed and qualified in the manner provided in the certificate of incorporation and by-laws of the Surviving Corporation, or until their earlier death, resignation or removal, or as otherwise provided by Law.

Section 1.06           Officers.  The officers of the Company immediately prior to the Effective Time shall from and after the Effective Time be the initial officers of the Surviving Corporation, subject to the applicable provisions of the by-laws of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified in the manner provided in the certificate of incorporation and by-laws of the Surviving Corporation, or until their earlier death, resignation or removal, or otherwise as provided by Law.

Section 1.07           Conversion of Shares.  At the Effective Time, by virtue of the Merger and without any action on the part of the Parties hereto or any holder of Company Stock, each share of Company Stock issued and outstanding immediately prior to the Merger (other than Excluded Shares and any Dissenting Shares) shall be converted into the right to receive $8.40 in cash, without interest (the "Merger Consideration").  At the Effective Time, all shares of Company Stock (other than Excluded Shares and any Dissenting Shares) shall cease to be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of (x) a certificate that immediately prior to the Effective Time represented such share of Company Stock (a "Certificate") and (y) uncertificated shares represented by book-entry that immediately prior to the Effective Time represented such shares of Company Stock ("Book-Entry Shares") shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration for each share of Company Stock represented by such Certificate or Book-Entry Share, to be paid in consideration therefor, without interest, upon surrender of such Certificate or Book-Entry Share in accordance with Section 2.02(b).  At the Effective Time, all Excluded Shares shall cease to be outstanding and shall automatically be cancelled and shall cease to exist, and each holder of (i) a Certificate that immediately prior to the Effective Time represented such shares, and (ii) Book-Entry Shares that immediately prior to the Effective Time represented such shares, shall cease to have any rights with respect thereto and no consideration shall be delivered in exchange therefor.  At the Effective Time, each share of common stock of Merger Sub shall be converted into one share of newly issued common stock of the Surviving Corporation.

Section 1.08           Stock Options.  The provisions of this Section 1.08 shall be applicable to each Stock Option except each Stock Option held by the Principal Shareholders (which are subject to Section 1.09).

(a)           Stock Options.  Prior to the Effective Time, the Company shall take all actions necessary to provide, effective as of the Effective Time, that all outstanding options to purchase shares of Company Stock (each being, a "Stock Option") outstanding at the Effective Time (whether or not then exercisable) shall be cancelled (and to the extent formerly so exercisable shall no longer be exercisable) and shall entitle each holder thereof, in cancellation and settlement therefor, to receive a payment, if any, in cash from the Company (less any applicable withholding taxes), promptly following the Effective Time, equal to (i) the amount, if any, by which the Merger Consideration exceeds the exercise price per share with respect to such Stock Options, multiplied by (ii) the total number of shares of Company Stock then issuable upon the exercise of such Stock Options (whether or not then vested or exercisable).

(b)           Employee Stock Purchase Plan. The Company shall take all actions necessary so that the Company's Employee Stock Purchase Plan (the "ESPP") shall be terminated, effective as of the Effective Time, and that all amounts contributed to the ESPP during the active offering period under the ESPP as of immediately prior to the Effective Time, increased by interest pursuant to the terms of the ESPP, shall be returned to the participants in the ESPP, subject to applicable withholding taxes.

(c)           Required Action.  At or prior to the Effective Time, the Company, the Board of Directors and the compensation committee of the Board of Directors, as applicable, shall adopt any and all resolutions and take any and all other actions which are reasonably necessary to effectuate the provisions of Section 1.08(a) and Section 1.08(b).  The Company shall take all commercially reasonable actions to ensure that from and after the Effective Time neither Parent nor the Surviving Corporation will be required to deliver any payments (other than as set forth in this Section 1.08 or Section 1.09 below), any shares of Company Stock or other capital stock of the Company or Parent to any Person pursuant to or in settlement of Stock Options.

Section 1.09           Stock Options Held by Principal Shareholders.

(a)           Stock Options.  The Company shall take all actions necessary to provide, effective as of the Effective Time, that all Stock Options held by the Principal Shareholders that are outstanding at the Effective Time (whether or not then exercisable) (each such Stock Option being, a "Principal Shareholder Option") remain outstanding following the Effective Time; provided that the number of Shares subject to each such Principal Shareholder Option and the exercise price per Share of each such Principal Shareholder Option shall be equitably adjusted to reflect the Merger.

(b)           Required Action.  At or prior to the Effective Time, the Company, the Board of Directors and the compensation committee of the Board of Directors, as applicable, shall adopt any and all resolutions and take any and all actions which are necessary to effectuate the provisions of Section 1.09(a).

Section 1.10           Shareholders Meeting; Proxy Materials and Other SEC Filings.

(a)           The Company, acting through or under direction of the Board of Directors, upon the recommendation of the Special Committee, shall (i) duly take all lawful action to call, give notice of, convene and hold a meeting of its shareholders on a date as soon as reasonably practicable after SEC Clearance of the Proxy Statement by the SEC (the "Company Shareholders Meeting"), for the purpose of obtaining the Company Shareholder Approval and Minority Approval with respect to the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, and (ii) use reasonable best efforts to solicit the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, by the Company Shareholder Approval and Minority Approval; provided that, in the event of a Change in the Company Recommendation pursuant to Section 5.08(c) or Section 5.08(d), notwithstanding clause (ii) of this Section 1.10(a), the Company may disclose the fact of such Change in the Company Recommendation in any solicitation made by the Company to its shareholders.  The Board of Directors shall recommend approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, by the shareholders of the Company as set forth in Section 3.21 (the "Company Board Recommendation"), and shall not withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to Parent or any of its Affiliates, such Company Board Recommendation or take any action or make any statement in connection with the Company Shareholders Meeting inconsistent with such Company Board Recommendation, including approving or recommending or proposing to approve or recommend a Takeover Proposal with respect to the Company or failing to recommend the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger (collectively, a "Change in the Company Recommendation"); provided, however, that the Board of Directors or the Special Committee may make a Change in the Company Recommendation pursuant to and in accordance with Section 5.08(c) or Section 5.08(d) hereof.

(b)           As promptly as practicable following the date of this Agreement, the Company, in cooperation with and subject to the approval of the Special Committee, shall prepare and file with the SEC a proxy statement on Schedule 14A relating to the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger, by the Company's shareholders (as amended or supplemented, the "Proxy Statement"), and the Company and Parent shall prepare and file with the SEC a Schedule 13E-3 (as amended or supplemented, the "Schedule 13E-3").  As promptly as practicable following the date of this Agreement, Parent shall request from the Family Shareholders and Family Corp any information about such Persons that is required to be included in the Proxy Statement or the Schedule 13E-3.  Each of the Company and Parent shall use its reasonable best efforts to cause the Proxy Statement and Schedule 13E-3 to be filed with the SEC not later than the date that is 10 Business Days after the date hereof.  The Company shall use its reasonable best efforts to ensure that the Proxy Statement and the Schedule 13E-3 do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, other than with respect to statements made based on information supplied in writing by a Party other than the Company or its Subsidiaries specifically for inclusion therein.  Each of the Company and Parent shall use its reasonable best efforts to ensure that none of the information it supplies in writing specifically for inclusion in the Proxy Statement or Schedule 13E-3 contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Parties shall cooperate with each other in connection with the preparation of the foregoing documents and the SEC's review of such documents.  The Company shall use its reasonable best efforts to have the Proxy Statement, and the Company and Parent shall use their reasonable best efforts to have the Schedule 13E-3 cleared by the SEC as promptly as practicable.

(c)           The Company shall cause the Proxy Statement to be mailed to the Company's shareholders as promptly as practicable, but in no event more than five (5) Business Days, after the Proxy Statement is cleared by the SEC or the expiration of the review period therefor if there is or has been no review by the SEC ("SEC Clearance").  The Company shall retain a proxy solicitor on terms reasonably acceptable to Parent in connection with the solicitation of the Company Shareholder Approval and Minority Approval.

(d)           The Company shall promptly notify Parent in writing of the receipt of any oral or written comments from the SEC relating to the Proxy Statement or the Schedule 13E-3.  Parent shall promptly notify the Company in writing of the receipt of any oral or written comments by Parent from the SEC relating to the Schedule 13E-3.  The Company shall cooperate with Parent with respect to, and provide Parent with a reasonable opportunity to review and comment on, drafts of the Proxy Statement (including each amendment or supplement thereto), and the Parties shall cooperate with respect to, and provide each other with a reasonable opportunity to review and comment on, the draft Schedule 13E-3 (including each amendment or supplement thereto) and all responses to requests for additional information by, and replies to comments of, the SEC, prior to filing such with or sending such to the SEC, and the Parties shall provide each other with copies of all such filings made and correspondence with the SEC.

(e)           If at any time prior to the Effective Time, any information should be discovered by any Party that should be set forth in an amendment or supplement to the Proxy Statement or the Schedule 13E-3 so that the Proxy Statement or the Schedule 13E-3, as the case may be, would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify in writing the other Parties and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the appropriate Party with the SEC and disseminated by the Company to the shareholders of the Company.

(f)           Parent and Merger Sub shall promptly as reasonably practicable provide in writing any information reasonably requested by any other Party with respect to Parent, Merger Sub or their respective Affiliates or Associates as may be deemed relevant by such Party for use in the Proxy Statement or for the purposes of complying with Schedule 13E-3 filing requirements and assisting such Party in fulfilling its related obligations under this Section 1.10.

Section 1.11          Further Assurances.  After the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of any Party, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of any Party, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

ARTICLE II

DISSENTING SHARES; PAYMENT FOR SHARES

Section 2.01           Dissenting Shares.  Notwithstanding anything in this Agreement to the contrary, shares of Class B Stock outstanding immediately prior to the Effective Time and which are held by a shareholder (i) who shall have neither voted for adoption of this Agreement and the Merger nor consented thereto in writing and (ii) who shall be entitled to and shall have demanded properly in writing appraisal for such shares in accordance with Section 910 of the NYBCL ("Dissenting Shares"), shall not be converted into the right to receive the Merger Consideration at the Effective Time unless and until the holder of such shares of Class B Stock fails to perfect, withdraws or otherwise loses such holder's right to appraisal.  If a holder of Dissenting Shares shall withdraw (in accordance with Section 910 of the NYBCL) the demand for such appraisal or shall become ineligible for such appraisal or if a court of competent jurisdiction shall make a final, non-appealable determination that such holder is not entitled to the relief provided by Section 910 of the NYBCL with respect to such Dissenting Shares, then, as of the Effective Time or the occurrence of such event, whichever last occurs, such holder's Dissenting Shares shall cease to be Dissenting Shares and shall be converted or deemed to have been converted, as the case may be, into the right to receive the Merger Consideration in the manner provided in Section 1.07.  The Company shall give Parent (i) prompt notice of any written demands for appraisal, withdrawals (or attempted withdrawals) of demands for appraisal and any other instruments served pursuant to Section 910 of the NYBCL and received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal.  The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

Section 2.02           Payment Fund.

(a)           Payment Fund.  Prior to the Effective Time, Parent and the Company shall enter into an agreement (the "Paying Agent Agreement") with a bank or trust company selected by Parent and reasonably satisfactory to the Company to act as paying agent hereunder for the purpose of exchanging Certificates and Book-Entry Shares for the Merger Consideration (the "Paying Agent").  At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent, in trust for the benefit of holders of shares of Company Stock (other than Excluded Shares and any Dissenting Shares), an amount of cash representing the aggregate Merger Consideration payable pursuant to Section 1.07.  Any cash deposited with the Paying Agent shall hereinafter be referred to as the "Payment Fund."

(b)           Payment Procedures.  As soon as reasonably practicable after the Effective Time, the Surviving Corporation will instruct the Paying Agent to mail to each holder of record of shares of Company Stock (other than Excluded Shares) (i) a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares shall pass, only upon proper delivery of the Certificates to the Paying Agent or, in the case of Book-Entry Shares, upon adherence to the procedures set forth in the letter of transmittal, and shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify) and (ii) instructions for use in effecting the surrender of such Certificates or Book-Entry Shares in exchange for the Merger Consideration pursuant to Section 1.07.  Upon surrender of such a Certificate or Book-Entry Share for cancellation to the Paying Agent or to such other agent or agents as may be appointed by the Surviving Corporation, together with a letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions (collectively, the "Transmittal Documents"), the holder of such Certificate or Book-Entry Share shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Stock formerly represented by such Certificate or Book-Entry Share, without any interest thereon, less any required withholding of taxes, and the Certificate or Book-Entry Share so surrendered shall thereupon be canceled.  In the event of a transfer of ownership of Company Stock that is not registered in the transfer records of the Company, the Merger Consideration may be issued and paid in accordance with this Article II to the transferee of such shares if the Certificate evidencing such shares is presented to the Paying Agent and is properly endorsed or otherwise in proper form for transfer.  In such event, the signature on the Certificate or any related stock power must be properly guaranteed and the Person requesting payment of the Merger Consideration must either pay any Transfer Tax or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate so surrendered or establish to the Surviving Corporation that such Tax has been paid or is not applicable.  The Merger Consideration will be delivered by the Paying Agent as promptly as practicable following surrender of such a Certificate and the related Transmittal Documents.  Cash payments may be made by check unless otherwise required by a depositary institution in connection with Book-Entry Shares.  No interest will be payable on any Merger Consideration.  Until surrendered in accordance with this Section 2.02, each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to evidence only the right to receive, upon such surrender, the Merger Consideration for each share of Company Stock (other than Excluded Shares and any Dissenting Shares) formerly represented by such Certificate or Book-Entry Share.  The Payment Fund shall not be used for any purpose other than as set forth in this Article II.  Any interest, dividends or other income earned on the investment of cash held in the Payment Fund shall be for the account of the Surviving Corporation.  The Merger Consideration delivered upon surrender of the Certificates and the Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares represented by such Certificates or Book-Entry Shares.

(c)           Termination of Payment Fund.  Any portion of the Payment Fund (including the proceeds of any investments thereof) that remains undistributed to the Public Shareholders on the first anniversary of the Effective Time shall be delivered by the Paying Agent to the Surviving Corporation.  Any Public Shareholders who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as a general creditor thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Certificates or Book-Entry Shares held by such holders, as determined pursuant to this Agreement, without any interest thereon.  Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Entity (as defined below) shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(d)           No Liability.  None of the Company, the Surviving Corporation, Parent or the Paying Agent shall be liable to any Person for any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

(e)            Investment of the Payment Fund.  The Paying Agent shall invest any cash included in the Payment Fund, in accordance with the Paying Agent Agreement, as directed by Parent on a daily basis in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody's Investors Service, Inc. or Standard and Poor's Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1 billion; provided that any gain or loss thereon shall not affect the amounts payable to the shareholders of the Company pursuant to Article I or this Article II and the Surviving Corporation shall promptly replace or cause to be replaced any funds deposited with the Paying Agent lost through any investment made pursuant to this Section 2.02(e).  Any interest and other income resulting from such investments shall promptly be paid to the Surviving Corporation.

(f)            Withholding Rights.  Each of the Surviving Corporation, Parent and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it reasonably determines that it is required to deduct and withhold with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated thereunder, or under any provision of state, local or foreign Tax Law.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(g)           Lost, Stolen or Destroyed Certificates.  In the event any Certificate shall have been lost, stolen or destroyed, the holder of such lost, stolen or destroyed Certificate shall execute an affidavit of that fact upon request.  The holder of any such lost, stolen or destroyed Certificate shall also deliver a reasonable indemnity against any claim that may be made against Parent, the Surviving Corporation or the Paying Agent with respect to such Certificate alleged to have been lost, stolen or destroyed.  The affidavit and any indemnity which may be required hereunder shall be delivered to the Paying Agent (or, after the first anniversary of the Effective Time, the Surviving Corporation), which shall be responsible for making payment for such lost, stolen or destroyed Certificates pursuant to the terms hereof.

Section 2.03           Stock Transfer Books.  At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Stock that were outstanding immediately prior to the Effective Time.  From and after the Effective Time, the holders of Certificates or Book-Entry Shares representing shares of Company Stock shall cease to have any rights with respect to such shares, except as provided in this Agreement or by applicable Law.  Any Certificate or Book-Entry Share presented to the Paying Agent or the Surviving Corporation for any reason at or after the Effective Time shall be canceled and, in the case of any Certificates or Book-Entry Shares representing Company Stock (other than Excluded Shares and any Dissenting Shares), exchanged for the Merger Consideration pursuant to the terms of this Article II.

Section 2.04           Adjustments to Prevent Dilution.  In the event that prior to the Effective Time, solely as a result of a reclassification, combination, stock split (including a reverse stock split), stock dividend or stock distribution which in any such event is made on a pro rata basis to all holders of Company Stock, there is a change in the number of shares of Company Stock outstanding or issuable upon the conversion, exchange or exercise of securities or rights convertible or exchangeable or exercisable for shares of Company Stock, then the Merger Consideration shall be equitably adjusted to eliminate the effects of such event.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as (x) disclosed in the SEC Reports (as defined below) filed with or furnished to the SEC on or after January 1, 2010 through the date that is two (2) Business Days prior to the date of this Agreement (excluding disclosure contained in the "risk factors" section or constituting "forward-looking statements," in each case, to the extent such disclosure is cautionary, predictive or speculative in nature) or (y) disclosed to Parent and Merger Sub in a letter (the "Company Disclosure Letter") delivered to them by the Company prior to the execution of this Agreement (with specific reference to the representations and warranties in this Article III to which the information in such letter relates, provided, that any disclosure set forth in any section of the Company Disclosure Letter shall be deemed set forth for purposes of any other section to which such disclosure is relevant, to the extent that it is reasonably apparent that such disclosure is relevant to such other section), the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section 3.01           Corporate Organization.  The Company and each of its Subsidiaries is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has the requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted.  The Company and each of its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such variances from the matters set forth in this sentence as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Section 3.01 of the Company Disclosure Letter sets forth the name of each Person that is not a Subsidiary of the Company but in which the Company holds an equity interest, and in each case its capitalization, ownership and state of jurisdiction of its organization.

Section 3.02           Capitalization.

(a)           As of the date of this Agreement, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, and 5,000,000 shares of Class B Stock.  As of the close of business on April 3, 2013 (the "Capitalization Date"), (i) 2,753,826 shares of Common Stock were issued and outstanding, (ii) 998,809 shares of Common Stock were held in treasury by the Company, (iii) 562,770 shares of Class B Stock were issued and outstanding, and (iv) no shares of Class B Stock were held in treasury by the Company.  All issued and outstanding equity securities of the Company are duly authorized, validly issued, fully paid and nonassessable.

(b)           Section 3.02(b) of the Company Disclosure Letter contains a schedule, as of the Capitalization Date, setting forth (as applicable) the number of, exercise or reference price, vesting date (or dates) and expiration date (or delivery date) of each outstanding equity award in respect of Company Stock.  With respect to each Stock Option, (i) each grant of a Stock Option was duly authorized by all necessary corporate action, including, as applicable, approval by the Board of Directors, or a committee thereof, or a duly authorized delegate thereof, and any required approval by the shareholders of the Company by the necessary number of votes or written consents, and the award agreement governing such grant, if any, was duly executed and delivered by each party thereto within a reasonable time following the date on which such Stock Option was granted (the "Grant Date"), (ii) each such grant was made in accordance with the terms of the applicable plan pursuant to which the grant was effectuated, the Exchange Act and all other applicable Laws, including the rules of NASDAQ, (iii) the per share exercise price of each Stock Option was not less than the fair market value of a share of the applicable Company Stock on the applicable Grant Date, (iv) each such grant was properly accounted for in all material respects in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in accordance with the Exchange Act and all other applicable Laws, and (v) no modifications have been made to any such grants after the Grant Date.

(c)           There are no preemptive or similar rights on the part of any holder of any class of securities of the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company or any of its Subsidiaries on any matter submitted to shareholders or a separate class of holders of capital stock.  As of the date of this Agreement, there are no options, warrants, calls, rights, convertible or exchangeable securities, "phantom" stock rights, stock appreciation rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind relating to issued or unissued capital stock or other securities of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is a party or by which any of them is bound (i) obligating the Company or any of its Subsidiaries to issue, deliver, sell or transfer or repurchase, redeem or otherwise acquire, or cause to be issued, delivered, sold or transferred or repurchased, redeemed or otherwise acquired, any shares of the capital stock of, or other equity interests in, the Company or any of its Subsidiaries, any additional shares of capital stock of, or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of, or other equity interest in, the Company or any of its Subsidiaries, (ii) obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking or (iii) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of capital stock of, or other equity interests in, the Company or any of its Subsidiaries.

(d)           Except for this Agreement and the Voting Agreement, there are no voting trusts, proxies or other agreements or understandings to which the Company is a party or is bound with respect to the voting, dividends or disposition of capital stock of the Company.

(e)           Section 3.02(e) of the Company Disclosure Letter sets forth, as of the date of this Agreement, the name and jurisdiction of organization of each Subsidiary of the Company and sets forth a complete and accurate list of all outstanding securities of each Subsidiary and the registered and beneficial owner thereof.  All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors' qualifying shares or the like) are owned directly or indirectly, beneficially and of record, by the Company free and clear of all Liens, pledges, security interests and transfer restrictions, except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or other applicable securities Laws (including any restriction on the right to vote, sell or otherwise dispose of such shares of capital stock or other equity or voting interests).  Each outstanding share of capital stock of each Subsidiary of the Company that is held, directly or indirectly, by the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments, understandings, restrictions or arrangements relating to the issuance, acquisition, redemption, repurchase or sale of any shares of capital stock or other equity or voting interests of any Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of any Subsidiary.  None of the Subsidiaries has any outstanding equity compensation plans or policies relating to the capital stock of, or other equity or voting interests in, any Subsidiary of the Company.  Neither the Company nor any of its Subsidiaries has any obligation to make any payments based on the price or value of any securities of any Subsidiary of the Company or dividends paid thereon or revenues, earnings or financial performance or any similar attribute of any Subsidiary of the Company.

Section 3.03           Authority Relative to this Agreement and the Ancillary Agreements.

(a)           The Company has all necessary corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and, subject to receipt of the Company Shareholder Approval, to consummate the transactions contemplated hereby and thereby.  The execution and delivery by the Company of this Agreement and each of the Ancillary Agreements to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance by the Company of this Agreement and each of the Ancillary Agreements to which it is a party or the consummation by the Company of the transactions contemplated hereby and thereby (other than the Company Shareholder Approval and the Minority Approval and the filing of the Certificate of Merger in accordance with the NYBCL).  This Agreement and each Ancillary Agreement to which the Company is a party has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each other Party and thereto, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law) (together, the "Bankruptcy and Equity Exception").

(b)           The Special Committee, at a meeting duly called and held, has by unanimous vote of all its members approved and adopted this Agreement and the Ancillary Agreements to which the Company is a party and the transactions contemplated hereby and thereby, including the Merger, and has determined that such transactions are fair to, and in the best interests of, the Public Shareholders.  The Board of Directors, based on the unanimous recommendation of the Special Committee, has by unanimous vote of all of its members (other than the Principal Shareholders, who abstained and recused themselves from all discussions relating to the Merger) (i) determined that this Agreement and the Ancillary Agreements to which the Company is a party and the transactions contemplated hereby and thereby, including the Merger, are fair to and in the best interests of the Public Shareholders, (ii) approved and adopted this Agreement and the Ancillary Agreements to which the Company is a party and the transactions contemplated hereby and thereby, including the Merger, (iii) subject to the provisions of Section 5.08(c) and Section 5.08(d), resolved to recommend approval and adoption of this Agreement by the shareholders of the Company as set forth in Section 3.21 and directed that this Agreement and the Merger be submitted to the shareholders of the Company for their approval and adoption, and (iv) duly and validly approved and taken all corporate action required to be taken, under the Company's Constituent Documents and pursuant to applicable Law, including the NYBCL, by the Board of Directors to authorize the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements to which the Company is a party, including the Merger.

Section 3.04           No Conflict; Required Filings and Consents.

(a)           The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the terms or provisions hereof or thereof, will not (i) conflict with or violate the Constituent Documents of the Company or any of its Subsidiaries, (ii) assuming the Governmental Approvals referred to in clauses (i), (iii) and (iv) of Section 3.04(b) are obtained and the filing in clause (ii) of Section 3.04(b) is made, conflict with or violate any Law, judgment, writ or injunction of any Governmental Entity applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) or require a Consent under, result in the loss of a benefit under or give to others any right of termination, amendment, acceleration, payment or cancellation of or under any contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their properties or assets is bound or affected or (iv) result in the creation of any Lien on any properties or assets of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(b)           The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby will not require any Consent of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign (each a "Governmental Entity"), except for (i) the applicable requirements of the Exchange Act, (ii) the filing of appropriate merger and other documents as required by the NYBCL in connection with the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements, (iii) the filing with and SEC Clearance of the Proxy Statement and the Schedule 13E-3, (iv) the approvals from other regulatory agencies set forth in Section 3.04(b) of the Company Disclosure Letter (the matters referred to in clauses (i), (ii), (iii) and (iv) of this sentence, collectively, the "Governmental Approvals"), or (v) any other Consents, filings or notifications the failure of which to be obtained or made would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Section 3.05           SEC Filings and Financial Statements.

(a)           The Company has heretofore filed all forms, reports, statements, schedules and other materials with the SEC required to be filed pursuant to the Securities Act, Exchange Act or other federal securities laws since January 1, 2010 (the "SEC Reports").  As of their respective dates, or, if applicable, the dates such SEC Reports were amended or the information therein was revised or superseded in later-filed SEC Reports prior to the date hereof, the SEC Reports (including all financial statements included therein, exhibits and schedules thereto and documents incorporated by reference therein) complied in all material respects with all applicable requirements of the Securities Act or Exchange Act, as the case may be, and other federal securities laws as of the applicable date and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (including the related notes thereto) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal year-end adjustments) and fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Company and its Subsidiaries as at the dates thereof or for the periods presented therein.  There has been no material change in the Company's accounting methods or principles that would be required to be disclosed in the Company's financial statements in accordance with GAAP or any applicable Law, except as described in the notes thereto.  There has been no correspondence between the SEC and the Company since January 1, 2010, other than correspondence which is publicly available.  To the Knowledge of the Company, there are no material unresolved comments received from the SEC staff with respect to the SEC Reports on or prior to the date hereof.  To the Knowledge of the Company, none of the SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation.

(b)           Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract (including any contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any "off-balance sheet arrangements" (as defined in Item 303(a) of Regulation S-K of the Securities Act), in each case where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company's or the Subsidiaries' published financial statements or any SEC Reports.

(c)           None of the Company's Subsidiaries are separately subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

Section 3.06           Absence of Certain Changes or Events.  Since December 31, 2012 through the date of this Agreement, the Company and its Subsidiaries have conducted their business in all material respects only in the ordinary course consistent with past practice, and there has not been (i) any event, change or occurrence that, individually or in the aggregate has had, or would reasonably be expected to have, a Material Adverse Effect or (ii) any action taken by the Company or any of its Subsidiaries that, if such action was taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01(a), 5.01(f), 5.01(g), 5.01(i), 5.01(k), 5.01(l) or 5.01(n).

Section 3.07           Proxy Statement and Schedule 13E-3.  None of the information contained or incorporated by reference in the Proxy Statement will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of Company Shareholders Meeting, or at the time of any amendments thereof or supplements thereto, and none of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Schedule 13E-3 to be filed with the SEC concurrently with each filing of the Proxy Statement will, at the time of such filing with the SEC, or at the time of filing with the SEC any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to statements made based on information supplied in writing by Parent or Merger Sub specifically for inclusion therein.  The Proxy Statement will comply as to form in all material respects with all applicable Laws.

Section 3.08           Litigation.  As of the date hereof, there is no suit, action, proceeding, claim, review or investigation (whether at law or in equity, before or by any Governmental Entity or before any arbitrator) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, if adversely determined.  As of the date hereof, there is no order, writ or injunction of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries, taken as a whole.

Section 3.09          Compliance with Laws; Permits; Regulations.

(a)           Each of the Company and its Subsidiaries has, since January 1, 2010, been in compliance in all material respects with all applicable Laws (including Section 404 of the Sarbanes-Oxley Act of 2002 (together with the rules and regulations promulgated under such Act, the "Sarbanes-Oxley Act")) and, to the Knowledge of the Company, as of the date hereof, is not under investigation with respect to, and has not been threatened to be charged with or given written notice of, any material violation of any Law, except where the failure to so comply with such Laws or the effect of such investigation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)           The Company and its Subsidiaries have (i) implemented disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company is made known to the management of the Company by others within those entities, and (ii) disclosed, based on its most recent evaluation, to the Company's outside auditors and the audit committee of the Board of Directors (A) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.  A summary of any of these disclosures made by management to the Company's outside auditors and audit committee is set forth in Section 3.09(b) of the Company Disclosure Letter.

(c)           As of the date hereof, neither the Company nor, to the Knowledge of the Company, any of its executive officers has received written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of the certifications made by its executive officers under Section 302 or 906 of the Sarbanes-Oxley Act.  To the Company's Knowledge, there are no facts or circumstances that would prevent its principal executive officer and principal financial officer from giving the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(d)           The Company has made available to Parent copies of any written notifications it has received from its outside auditors as of the date hereof since January 1, 2009, of a (i) "significant deficiency" or (ii) "material weakness" in the Company's internal controls.  For purposes of this Agreement, the terms "significant deficiency" and "material weakness" shall have the meanings assigned to them in the Statements of Auditing Standards No. 115, as in effect on the date hereof.

(e)           The Company and each of its Subsidiaries hold all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Entities necessary for the lawful conduct of their respective businesses (collectively, "Permits"), except where the failure to hold the same has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  The Company and its Subsidiaries are in compliance with the terms of all Permits and no such Permit is the subject of any suit or pending proceeding seeking the revocation, suspension, non-renewal or material impairment of such Permit, except for such non-compliance or potential revocation, suspension, non-renewal or impairment, as has not had and would not reasonably be expected to have a Material Adverse Effect.

(f)            To the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries is aware of any action, or any allegation of any action, or has taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder the ("FCPA"), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

Section 3.10           Taxes.

(a)           Each of the Company and each of its Subsidiaries has (i) duly and timely filed (taking into account extensions) with the appropriate Taxing Authorities all material Tax Returns required to be filed by it in respect of any Taxes, which Tax Returns were true, correct and complete in all material respects, (ii) duly and timely paid all Taxes shown as due and payable by it on such Tax Returns, (iii) established reserves in accordance with GAAP that are adequate for the payment of all material Taxes not yet due and payable with respect to the results of operations of the Company and each of its Subsidiaries through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books and (iv) complied in all material respects with all Laws applicable to the information reporting, payment and withholding of Taxes and has timely withheld and paid over to the respective proper Taxing Authorities all material Taxes required to be so withheld and paid over.

(b)           There is no deficiency, claim, audit, suit, proceeding, request for information or investigation now pending, outstanding or threatened against or with respect to the Company or any of its Subsidiaries in respect of any Taxes or Tax Returns, in each case, the resolution of which would reasonably be expected to result in a material liability or obligation to the Company or any Subsidiary of the Company and no requests for waivers of time to assess any such Taxes have been granted and are still in effect, or are pending.  Neither the Company nor any of its Subsidiaries is liable for Taxes of any Person (other than the Company and its Subsidiaries) as a result of being (i) a transferee or successor of such Person, (ii) a member of an affiliated, consolidated, combined or unitary group that includes such Person as a member or (iii) a party to a tax sharing, tax indemnity, tax allocation or similar agreement, whether express or implied, other than contracts or agreements entered into in the ordinary course of business or pursuant to the terms of commercial financing arrangements.

(c)           There are no material Liens on any of the assets or properties of the Company or any of its Subsidiaries that arose in connection with any Tax (other than Liens for Taxes (i) not yet due and payable or (ii) being contested in good faith and for which adequate reserves have been established in accordance with GAAP on the Company Financial Statements).

(d)           There are no Tax rulings, requests for rulings, closing agreements or other similar agreements or rulings with respect to material Taxes (including any gain recognition agreements under Section 367 of the Code or any application for a change in accounting method under Section 481 of the Code) in effect or filed with any Taxing Authority relating to the Company or any of its Subsidiaries.

(e)            Since January 1, 2008, no material claim has been made by a Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary is or may be subject to Tax in such jurisdiction.

(f)            Neither the Company nor any of its Subsidiaries has entered into any transaction that is a "listed transaction" as defined in Treasury Regulation §1.6011-4(b)(2).  The transactions contemplated by this Agreement will not trigger any income or gain to the Company or any of its Subsidiaries for federal income tax purposes under Section 355(e) of the Code in respect of a distribution by the Company or any of its Subsidiaries occurring prior to the Closing.

Section 3.11           Customers and Suppliers; Loss of Business.

(a)           The term "Customers" refers to the customers that were among the top ten customers (measured by revenue recorded) of the Company and its Subsidiaries for the fiscal year ended December 31, 2012.  The term "Suppliers" refers to the suppliers or vendors that were among the top ten suppliers or vendors (measured by expenditures) of the Company and its Subsidiaries for the fiscal year ended December 31, 2012. No Supplier is a sole source of supply of any material goods, materials or services used by the Company or any Subsidiary.  As of the date hereof, none of the Customers or Suppliers has canceled or otherwise terminated, or to the Knowledge of the Company, threatened to cancel or otherwise terminate its relationship with the Company or any Subsidiary, except to the extent that such cancellation or termination has not had and would not reasonably be expected to have a Material Adverse Effect.

(b)           As of the date hereof, the Company has not received any written notice that the transactions contemplated by this Agreement and the Ancillary Agreements to which the Company is a party, including the Merger, will result in any material loss of business or reduction in volume with any of the Customers or Suppliers.  There exists no actual or, to the Knowledge of the Company, threatened, termination, cancellation or limitation of, or any adverse modification or change in, the business relationship between the Company or any Subsidiary, on the one hand, and any Customer or Supplier, on the other hand, except to the extent that such termination, cancellation, limitation, modification or change has not had and, if it occurred, would not reasonably be expected to have, a Material Adverse Effect.

Section 3.12           Real Estate; Assets.

(a)           The Company has good, valid and marketable title to certain parcel(s) of real property as set forth in Section 3.12(a) of the Company Disclosure Letter (the "Fee Property"), free and clean of all Liens except for Permitted Liens.  The Fee Property is the only real property owned in fee by the Company or any of its Subsidiaries.  The Company or one of its Subsidiaries has a good and valid leasehold interest in each parcel of real property leased, subleased, licensed or otherwise occupied by the Company or any of its Subsidiaries (the "Leased Property" and, together with the Fee Property, the "Real Property"), free and clear of all Liens except for Permitted Liens.  The Company has made available to Parent and Merger Sub copies of any title insurance policies (together with copies of any documents of record listed as exceptions to title on such policies) currently insuring the Fee Property and copies of the most recent surveys of the same.  None of the Fee Property is subject to any option, lease, license, sublease or other occupancy agreement granting to any Third Party any right to use, occupy or enjoy any material portion of the Fee Property or to obtain title to any portion of the Fee Property.

(b)           As of the date hereof, to the Knowledge of the Company, no condemnation, requisition or taking by any public authority has been threatened in writing or contemplated, and the Company has not received any written notice of any such condemnation, requisition or taking by a Governmental Entity with respect to the Fee Property.  To the Knowledge of the Company, there are no public improvements or re-zoning measures proposed or in progress that will result in special assessments against or otherwise adversely affect the Fee Property and as of the date hereof the Company has not received any written notice of any such proposed public improvements or re-zoning measures by any Governmental Entity.

(c)           The Company has made available to Parent and Merger Sub true, complete and accurate copies of all material leases, subleases, licenses, or other occupancy agreements relating to each Leased Property, together with any amendments thereto (the "Real Property Leases"), that the Company has in its possession as of the date hereof.  The Company or one of its Subsidiaries has the right to use and occupy the Leased Property for the full term of the Real Property Lease relating thereto, except for any failure to have such title or interest which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.  Each Real Property Lease is a legal, valid and binding agreement, enforceable in accordance with its terms, of the parties thereto and as of the date hereof there is no, nor has the Company or any of its Subsidiaries received written notice of any, default (or any condition or event, which, after notice or a lapse of time or both, would constitute a default thereunder) that would, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

(d)           The Real Property is adequate to permit the use thereof in the manner that it is currently utilized by the Company and its Subsidiaries, except as, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Effect.

(e)           The Company has provided all notices, to the extent required, under the terms of the Real Property Leases for (i) any transfer effected since January 1, 2010 of the leasehold interest of the applicable tenant under its Real Property Lease to the Company or any other Subsidiary, whether by assignment, merger, consolidation or otherwise, and/or (ii) any change effected since January 1, 2010 of the applicable tenant's legal name, other than such failures to provide notices that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Section 3.13           Employee Benefit Plans and Related Matters; ERISA.

(a)           Section 3.13(a) of the Company Disclosure Letter contains a correct and complete list of each material Company Benefit Plan. The term "Company Benefit Plan" means each "employee benefit plan" within the meaning of Section 3(3) of ERISA and each other employee compensation and benefit plan, policy, program, arrangement or payroll practice, including any multiemployer plan within the meaning of Section 3(37) of ERISA, and each other stock purchase, stock option, restricted stock, severance, retention, employment, consulting, change-of-control, collective bargaining, bonus, incentive, deferred compensation, employee loan, fringe benefit and other benefit plan, agreement, program, policy, commitment or other arrangement, whether or not subject to ERISA (including any related funding mechanism now in effect or required in the future), whether formal or informal, oral or written, in each case sponsored, maintained, contributed or required to be contributed to by the Company or its Subsidiaries or under which the Company or any of its Subsidiaries has any current or potential liability.

(b)           The Company has provided or made available to Parent with respect to each and every Company Benefit Plan a true and complete copy of all plan documents, if any, including related trust agreements, funding arrangements, and insurance contracts and all amendments thereto; and, to the extent applicable, (i) the most recent determination or opinion letter, if any, received by the Company or Subsidiary from the IRS regarding the tax-qualified status of such Company Benefit Plan; (ii) the most recent financial statements for such Company Benefit Plan, if any; (iii) the most recent actuarial valuation report, if any; (iv) the current summary plan description and any summaries of material modifications; (v) Form 5500 Annual Returns/Reports, including all schedules and attachments, including the certified audit opinions, for the most recent plan year; and (vi) the most recent written results of all compliance testing required pursuant to Sections 125, 401(a)(4), 401(k), 401(m), 410(b), 415, and 416 of the Code.

(c)           No Company Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code and neither the Company nor any ERISA Affiliate has any liability (contingent or otherwise) under any plan subject to Title IV of ERISA.  No Company Benefit Plan is a "multiemployer plan" as defined in Section 3(37) of ERISA, and none of the Company, or any ERISA Affiliate has withdrawn at any time within the preceding six years from any multiemployer plan, or incurred any withdrawal liability which remains unsatisfied, and no events have occurred and no circumstances exist that would reasonably be expected to result in any such liability to the Company or any of its Subsidiaries.  With respect to each Company Benefit Plan, no event has occurred and no condition exists that would subject the Company or any of its Subsidiaries by reason of its affiliation with any ERISA Affiliate to any material (i) Tax, penalty or fine, (ii) Lien, or (iii) other liability imposed by ERISA, the Code or other applicable Laws.

(d)           With respect to each Company Benefit Plan that is intended to qualify under Section 401(a) of the Code, such plan, and its related trust, has received, has an application pending or remains within the remedial amendment period for obtaining, a determination letter (or opinion letters in the case of any prototype plans) from the IRS that it is so qualified (taking into account all applicable matters under the Economic Growth and Tax Relief Reconciliation Act of 2001, the Pension Funding Equity Act of 2005 and the Pension Protection Act of 2006) and that its trust is exempt from tax under Section 501(a) of the Code, and nothing has occurred with respect to the operation of any such plan which could cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code that could not reasonably be corrected without material liability to the Company or any Subsidiary thereof.  All amendments and actions required to bring the Company Benefit Plans into conformity in all material respects with all applicable provisions of ERISA, the Code and other applicable laws have been made or taken except to the extent that such amendments or actions are not required by law to be made or taken until a date after the Effective Time.

(e)           There are no material pending or, to the Knowledge of the Company, threatened actions, claims or lawsuits against or relating to the Company Benefit Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Company Benefit Plans with respect to the operation of such plans (other than routine benefits claims).  No stock or other securities issued by the Company or any Subsidiary forms or has formed a material part of the assets of any Company Benefit Plan.

(f)           Each Company Benefit Plan has been established and administered in all material respects in accordance with its terms, and in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws.  Each "nonqualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code) of the Company is in compliance in all material respects with Section 409A of the Code and the rules and regulations promulgated thereunder.  All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Company Benefit Plans to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof and all contributions for any period ending on or before the Closing Date which are not yet due will have been paid or accrued prior to the Closing Date.

(g)           Neither the Company nor any Subsidiary thereof provides retiree health or life insurance benefits except as may be required by Section 4980B of the Code and Section 601 of ERISA, any other applicable law or at the expense of the participant or the participant's beneficiary.  There has been no material violation of the "continuation coverage requirement" of "group health plans" as set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA with respect to any Company Benefit Plan to which such continuation coverage requirements apply.

(h)           Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) in any material manner (i) result in any payment becoming due, or increase the amount of any compensation or benefits due, to any current or former employee of the Company and its Subsidiaries or with respect to any Company Benefit Plan; (ii) increase any benefits otherwise payable under any Company Benefit Plan; (iii) result in the acceleration of the time of payment, vesting or funding (pursuant to a rabbi trust or otherwise) of any such compensation or benefits; or (iv) result in a non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or section 4975 of the Code.

(i)            Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, not be deductible as a result of Section 280G of the Code.

(j)            All Company Benefit Plans subject to the laws of any jurisdiction outside of the United States (i) have, in all material respects, been maintained in accordance with all applicable requirements, (ii) if they are intended to qualify for special tax treatment, meet all material requirements for such treatment, and (iii) if they are intended to be funded and/or book-reserved, are fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions.

Section 3.14           Employees, Labor Matters.

(a)           None of the Company or any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to current or former employees of the Company or any of its Subsidiaries and, to the Knowledge of the Company, there are not any activities or proceedings of any labor union to organize any such employees.

(i)            There is no unfair labor practice charge or complaint pending before any applicable governmental entity relating to the Company or any of its Subsidiaries or any employee thereof;

(ii)           there is no labor strike, material slowdown or material work stoppage or lockout pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has experienced any strike, material slowdown or material work stoppage, lockout or other collective labor action by or with respect to its employees;

(iii)          there is no representation claim or petition pending before any applicable governmental entity, and to the Knowledge of the Company, no question concerning representation exists relating to the employees of the Company or any of its Subsidiaries;

(iv)          there are no charges with respect to or relating to the Company or any of its Subsidiaries pending before any applicable governmental entity responsible for the prevention of unlawful employment practices; and

(v)           none of the Company or any of its Subsidiaries has received written notice from any governmental entity responsible for the enforcement of labor or employment Laws of an intention to conduct, and to the Knowledge of the Company, no such governmental agency intends to conduct, an investigation of the Company or any of its Subsidiaries and no such investigation is in progress.

(b)           Each of the Company and its Subsidiaries has been in compliance in all material respects with all applicable Laws relating to employment of labor, including all applicable Laws relating to wages, hours, collective bargaining, employment discrimination, civil rights, safety and health, workers' compensation, pay equity, classification of employees, and the collection and payment of withholding and/or social security Taxes.  Each of the Company and its Subsidiaries has met in all material respects all requirements required by Law or regulation relating to the employment of foreign citizens, including all requirements of I-9, and to the Knowledge of the Company, none of the Company or any of its Subsidiaries currently employs, or has ever employed, any Person who was not permitted to work in the jurisdiction in which such Person was employed.  Each of the Company and its Subsidiaries has complied in all material respects with all Laws that could require overtime to be paid to any current or former employee of the Company or any of its Subsidiaries, and no employee has ever brought or, to the Knowledge of the Company, threatened in writing to bring a claim for unpaid compensation or employee benefits, including overtime amounts.  Each of the Company and its Subsidiaries is, and has been, in compliance with the Worker Adjustment Retraining Notification Act of 1988, as amended ("WARN Act") and each similar state or local Law.

Section 3.15           Intellectual Property Rights.

(a)           Section 3.15 of the Company Disclosure Letter sets forth a complete and correct list of all registered Intellectual Property owned, licensed or, to the Knowledge of the Company, otherwise used, by the Company or any of its Subsidiaries, excluding registered Off-the-Shelf Software and registered Internet domain names accessed by the Company or any of its Subsidiaries in the course of their accessing the Internet (the "Company Intellectual Property").  The Company or one of its Subsidiaries owns a complete and undivided interest in all material Company Intellectual Property free and clear of any Liens (other than Permitted Liens).  The Company or one of its Subsidiaries has the right to use the material Company Intellectual Property in all material respects and will continue to have such right after Closing.

(b)           The Company and its Subsidiaries are in compliance in all material respects with contractual obligations relating to the protection of such of the Company Intellectual Property as they use pursuant to license or other agreement.

(c)           The conduct of the Business does not infringe or otherwise conflict with the rights of any Person in respect of any Intellectual Property, except for such infringements or conflicts that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.  None of the Company Intellectual Property is being infringed or otherwise used or being made available for use by any Person without a license or permission from the Company except for such infringements or uses as would not, individually and in the aggregate, have or reasonably be expected to have a Material Adverse Effect.  None of the Company Intellectual Property is subject to any outstanding order by or with any court, tribunal, arbitrator or other Governmental Entity.

Section 3.16           Contracts.

(a)           As of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by:

(i)            any agreement which the Company or any of its Subsidiaries was required to file as an exhibit under Item 601(b)(10) of Regulation S-K under the Exchange Act or to disclose on a Current Report on Form 8-K that has not been so filed or disclosed;

(ii)           any agreement or arrangement that limits or otherwise restricts in any material respect the Company or any of its Affiliates or any successor thereto, or that could, after the Effective Time, limit or restrict in any material respect the Surviving Corporation or any of its Affiliates or any successor thereto, from engaging or competing in any line of business or in any geographic area;

(iii)          any other agreement pursuant to which the Company or any of its Subsidiaries is required to pay or is scheduled to receive (assuming full performance pursuant to the terms thereof) $5,000,000 or more during the 12-month period following the date of this Agreement;

(iv)          with respect to a joint venture, partnership, limited liability company or other similar agreement or arrangement, any agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture that is material to the business of the Company and its Subsidiaries, taken as a whole;

(v)           any agreement or arrangement relating to Indebtedness where such Indebtedness has an outstanding amount in excess of $1,500,000 in the aggregate;

(vi)          any agreement or arrangement involving the acquisition from another Person or disposition to another Person, directly or indirectly (by merger, license or otherwise), of assets or capital stock or other equity interests of another Person (A) for aggregate consideration under such contract (or series of related contracts) in excess of $1,000,000 or (B) that contain representations, warranties, covenants, indemnities or other obligations (including indemnification, "earn-out" or other contingent obligations), that are still in effect and, individually, would reasonably be expected to result in payments by the Company or any of its Subsidiaries in excess of $1,000,000 (in the case of each of clause (A) and (B), other than acquisitions or dispositions of inventory in the ordinary course of business);

(vii)         any contracts (or a series of related contracts) for the purchase of materials, supplies, goods, services, equipment or other assets providing for either (A) annual payments by the Company and its Subsidiaries of $1,000,000 or more or (B) aggregate payments by the Company and its Subsidiaries of $1,000,000 or more, in each case other than (I) those that can be terminated by the Company or any of its Subsidiaries on less than 61 days' notice without payment by the Company or any Subsidiary of any material penalty and (II) contracts entered into by the Company and its Subsidiaries in the ordinary course of business consistent with past practice;

(viii)        any contracts that are sales, distribution or other similar contracts providing for the sale by the Company or any Subsidiary of materials, supplies, goods, services, equipment or other assets that provide for either (a) annual payments to the Company and its Subsidiaries of $5,000,000 or more or (b) aggregate payments to the Company and its Subsidiaries of $5,000,000 or more, in each case other than (I) those that can be terminated by the Company or any of its Subsidiaries on less than 61 days' notice without payment by the Company or any Subsidiary of any material penalty and (II) contracts entered into in the ordinary course of business consistent with past practice;

(ix)           any agreement or arrangement that would prohibit or materially delay or have a Material Adverse Effect on the Merger and the transactions contemplated hereby;

(x)            any contract relating to any currency hedging;

(xi)           any agreement or arrangement prohibiting the payment of dividends or distributions in respect of the capital stock of the Company or any of its wholly owned Subsidiaries, prohibiting the pledging of the capital stock of the Company or any wholly owned Subsidiary of the Company or prohibiting the issuance of any guaranty by the Company or any wholly owned Subsidiary of the Company;

(xii)          any license agreements from which the Company and its Subsidiaries, taken as a whole, have received or paid $1,000,000 or more during the 12-month period ending with the most recent month end preceding the date of this Agreement, pursuant to which the Company or any of its Subsidiaries licenses in Intellectual Property or licenses out Intellectual Property owned by the Company or its Subsidiaries;

(xiii)         any written agreement that provides for the payment, increase or vesting of any benefits or compensation in connection with the Merger and the transactions contemplated hereby; or

(xiv)         any written agreement that provides compensation, severance or other benefits or rights to any individual (including to any officer, director, employee or consultant) who currently receives annual compensation from the Company and/or any of its Subsidiaries of more than $1,000,000 (other than a Company Benefit Plan).

(b)           The agreements, commitments, arrangements, understandings and plans listed or required to be listed in Section 3.16(a) of the Company Disclosure Letter are referred to herein as the "Company Contracts".  Each Company Contract is a valid and binding agreement of the Company and/or one or more of its Subsidiaries, as the case may be, assuming the due authorization, execution and delivery by each other party thereto, subject to the Bankruptcy and Equity Exception, and is in full force and effect, and none of the Company or any of such Subsidiaries, or to the Knowledge of the Company, any other party thereto, is in default or breach in any respect under the terms thereof, except where such default or breach would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  As of the date hereof, no party to a Company Contract has provided any written notice of any intention to terminate, any such Company Contract and no event or circumstance has occurred, or will occur by reason of this Agreement or the consummation of any of the transactions contemplated hereby that would constitute any event of default thereunder (or an event which with notice or lapse of time or both would become a default) or would result in a termination thereof.  As of the date hereof, the Company and, to the Knowledge of the Company, each other party to a Company Contract, has fully performed its obligations pursuant to each such Company Contract, except where such failure to perform would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.17           Environmental Laws and Regulations. Except as would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect:

(a)           The Company and each of its Subsidiaries has complied during the past three (3) years, and is now in compliance, in all material respects with all applicable Environmental Laws and now holds and is in compliance in all material respects with all Environmental Permits.

(b)           As of the date hereof, no written notice of violation, notification of liability, demand, request for information, citation, summons or order has been received by the Company or any of its Subsidiaries which remains unresolved, no pending complaint has been filed, no unpaid penalty or fine has been assessed, and no investigation, action, claim, suit or proceeding is pending or, to the Knowledge of the Company, threatened in writing by any Person involving the Company or any of its Subsidiaries relating to or arising out of any Environmental Law.

(c)           No Releases of Hazardous Substances have occurred at, on, above, under or from any properties currently owned, leased, operated or used by the Company or any of its Subsidiaries that has resulted in or would reasonably be expected to result in any material cost, liability, investigation or remediation obligation of the Company or any of its Subsidiaries under any Environmental Law.

(d)           Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any other Person, has caused or taken any action that would reasonably be expected to result in any material liability, investigation or remediation obligation of the Company or any of its Subsidiaries under any Environmental Law relating to (i) the environmental conditions at, on, above, under, or about any properties or assets currently owned, leased, operated or used by the Company or any of its Subsidiaries, or (ii) the present use, management, handling, transport, treatment, generation, storage, or Release of Hazardous Substances.

Section 3.18           Insurance Coverage.  All insurance policies carried by or covering the Company or any of its Subsidiaries with respect to their businesses, operations, assets and properties (the "Insurance Policies") are in full force and effect, and as of the date hereof no written notice of cancellation has been received by the Company or any of its Subsidiaries with respect to any material Insurance Policy which has not been cured by the payment of premiums that are due.  All premiums due on the Insurance Policies have been paid in a timely manner and the Company and its Subsidiaries have complied in all material respects with the terms and provisions of the Insurance Policies.  The insurance coverage provided by the Insurance Policies (including as to deductibles and self-insured retentions) is reasonable and customary as compared to similarly situated companies engaged in similar businesses.

Section 3.19           Rights Agreement; Anti-Takeover Provisions.

(a)           The Company is not party to a rights agreement, "poison pill" or similar agreement or plan that would have the effect of preventing the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements to which the Company is a party.

(b)           Assuming the satisfaction of the conditions set forth in Section 6.01, no "fair price," "moratorium," "control share acquisition" or other similar anti-takeover statute or regulation or any anti-takeover provision in the Company's Constituent Documents is, or at the Effective Time will be, applicable to the Company or the transactions contemplated by this Agreement and the Ancillary Agreements to which the Company is a party, including the Merger.

Section 3.20           Absence of Undisclosed Liabilities.  The Company and its Subsidiaries do not have any liabilities or obligations, known or unknown, contingent or otherwise, required to be reflected on or reserved against in a balance sheet in accordance with GAAP except (i) liabilities and obligations in the respective amounts reflected on or reserved against in the consolidated balance sheet of the Company and its Subsidiaries included in the Company Financial Statements, (ii) liabilities and obligations incurred in the ordinary course of business, consistent with past practice, since December 31, 2012, (iii) liabilities and obligations incurred pursuant to the performance of Company Contracts and (iv) liabilities and obligations that would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

Section 3.21           Shareholder Approval.  This Agreement requires, as a condition to the Closing, (i) an affirmative vote of two-thirds of the aggregate voting power of the issued and outstanding shares of Company Stock, voting as a single class, approving the Merger and adopting this Agreement (the "Company Shareholder Approval") and (ii) an affirmative vote of a majority of the votes cast at a meeting called for such purpose other than the issued and outstanding shares of Company Stock beneficially owned by the Family Shareholders or any Affiliate or Associate of the Family Shareholders, approving the Merger and adopting this Agreement (the "Minority Approval").  Such favorable votes satisfy the shareholder approval requirements of the NYBCL, the Company's Constituent Documents and the rules and regulations of NASDAQ in order for the Company to validly perform its obligations under this Agreement, and there is no other vote of, or actions required by, the shareholders of the Company required under the NYBCL, the Company's Constituent Documents and the rules and regulations of NASDAQ in order for the Company to validly perform its obligations under this Agreement.

Section 3.22           Opinion of Financial Advisor.  The Special Committee has received the opinion of Western Reserve Partners LLC ("Western Reserve") to the effect that, as of the date of such opinion, the Merger Consideration to be received in the Merger by holders of Company Stock (other than holders of Excluded Shares) is fair, from a financial point of view, to such holders.  A true, complete and signed copy thereof will be delivered to Parent solely for informational purposes, promptly following receipt thereof by the Special Committee.

Section 3.23           Brokers.  No broker, finder or investment banker (other than Western Reserve) is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Company.  The Company has heretofore furnished to Parent a complete and correct copy of all agreements between the Company and Western Reserve pursuant to which such firm would be entitled to any payment relating to any of the transactions contemplated hereby, and any brokerage, finder's or other fee or commission due to Western Reserve in connection with this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Company shall be solely the responsibility of the Company or, after the Effective Time, the Surviving Corporation.

Section 3.24           Investment Company.  None of the Company or any Subsidiary is, or at the Effective Time will be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent hereby represents and warrants to the Company as follows:

Section 4.01           Organization.  Parent is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.  Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of New York.

Section 4.02           Authority Relative to this Agreement and the Ancillary Agreements.  Each of Parent and Merger Sub has all limited liability company or corporate power, respectively, and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby by Parent and Merger Sub, as applicable, have been duly and validly authorized by, in the case of Parent, its managing member and sole member, and in the case of Merger Sub, its board of directors and sole shareholder, and no other limited liability or corporate proceedings on the part of Parent or Merger Sub, as applicable, are necessary to authorize the execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party or the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby.  Each of Parent and Merger Sub has duly and validly executed and delivered this Agreement and the Ancillary Agreements to which it is a party and, assuming the due authorization, execution and delivery by the other parties thereto, such agreements constitute valid and binding obligations of each of Parent and Merger Sub, as applicable, enforceable against each of them in accordance with their respective terms, subject, in each case, to the Bankruptcy and Equity Exception.

Section 4.03           No Conflict; Required Filings and Consents.

(a)           The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby by Parent and Merger Sub, as applicable, and compliance by each of Parent and Merger Sub, as applicable, with any of the terms or provisions hereof or thereof, as applicable, will not (i) conflict with or violate the Constituent Documents of Parent or Merger Sub, (ii) assuming the Governmental Approvals referred to in clauses (i), (iii) and (iv) of Section 3.05(b) are obtained and the filing in clause (ii) of Section 3.05(b) is made, conflict with or violate any Law, judgment, writ or injunction of any Governmental Entity applicable to Parent or Merger Sub or by which any of their properties or assets are bound or affected, or (iii) result in any breach of or constitute a default (or an event which, with notice, lapse of time or both, would become a default) under, result in the loss of a benefit under or give to others any right of termination, amendment, acceleration, payment or cancellation of, or result in the creation of a lien or other encumbrance on any property or contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their properties or assets is bound or affected, except in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, or would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the performance by each of Parent or Merger Sub of any of its obligations under this Agreement or the Ancillary Agreements to which it is a party or the consummation of any of the transactions contemplated hereby or thereby (a "Parent Material Adverse Effect").

(b)           The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and, in the case of Parent, the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby by Parent and Merger Sub, as applicable, will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity by Parent or Merger Sub, except for (i) the Governmental Approvals and (ii) any other Consents, filings or notifications the failure of which to be obtained or made would not, individually or in the aggregate, have or reasonably be expected to have a Parent Material Adverse Effect.

Section 4.04           Proxy Statement and Schedule 13E-3.  None of the information supplied or to be supplied in writing by Parent or Merger Sub specifically for inclusion in the Proxy Statement will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Shareholders Meeting, and at the time of any amendments thereof or supplements thereto, and none of the information supplied or to be supplied in writing by Parent or Merger Sub specifically for inclusion in the Schedule 13E-3 filed with the SEC concurrently with the filing of the Proxy Statement, will at the time of such filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Schedule 13E-3 will comply as to form in all material respects with all applicable Laws.  No Person other than the Family Shareholders, Family Corp and the Company (or Affiliates or Associates of any such Person) is required to file the Schedule 13E-3, and no disclosure regarding any Person other than the Family Shareholders, Family Corp. and the Company (or Affiliates or Associates of any such Person) is required to be included in the Schedule 13E-3.

Section 4.05           Brokers.  No broker, finder or investment banker, other than Daroth Capital Advisors LLC, is entitled to any brokerage, finder's or other fee or commission in connection with this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of Parent or Merger Sub, and any brokerage, finder's or other fee or commission due to Daroth Capital Advisors LLC in connection with this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of Parent or Merger Sub shall be solely the responsibility of Parent, Merger Sub and/or, after the Effective Time, the Surviving Corporation.

Section 4.06           Debt Financing.  Parent has delivered to the Company, as of the date of this Agreement, a true, complete and correct copy of an executed commitment letter, dated as of the date hereof (the "Debt Commitment Letter"), between Merger Sub and M&T Bank (the "Debt Financing Sources") pursuant to which the Debt Financing Sources have agreed, subject to the terms and conditions thereof, to provide or cause to be provided the debt amounts set forth therein (the "Debt Financing").  The Debt Commitment Letter is in full force and effect as of the date of this Agreement, and is a legal, valid and binding obligation of Merger Sub and the other parties thereto.  As of the date hereof, no amendment or modification of the Debt Commitment Letter has been or made and the commitments contained in the Debt Commitment Letter have not been withdrawn, terminated or rescinded in any respect.  As of the date hereof, there are no side letters or other agreements to which Merger Sub, Parent or their Affiliates is a party relating to the funding of the Debt Financing other than the Debt Commitment Letter, the Rollover Agreement, the Contribution Agreement and any customary fee letters or engagement letters that do not impact the conditionality or amount of the Debt Financing.  Parent and/or Merger Sub has fully paid any and all commitment fees or other fees in connection with the Debt Commitment Letter and/or the Debt Financing that are due and payable on or prior to the date hereof (to the extent not otherwise waived by the Debt Financing Sources).  As of the date of this Agreement, assuming the accuracy in all material respects of the representations and warranties set forth in Article III and the performance by the Company of its obligations set forth in this Agreement, neither Parent nor Merger Sub has any reasonable basis to believe that (x) it will be unable to satisfy on a timely basis any material term (to the extent such material term is to be performed or complied with prior to the Closing Date) or condition to close set forth in the Debt Commitment Letter, in accordance with the terms therein, on or prior to the Closing Date or (y) any condition to close set forth in the Debt Commitment Letter will not be satisfied, in accordance with the terms therein, on or prior to the Closing Date (except to the extent that such condition relates to the receipt of the Company Shareholder Approval and/or the Minority Approval, as to which no representation is made in this Section 4.06). There are no conditions precedent related to the funding or investing, as applicable, of the full amount of the Debt Financing other than as expressly set forth in or contemplated by the Debt Commitment Letter.

Section 4.07           Limited Guarantee; Rollover Agreement and Contribution Agreement.  Concurrently with the execution of this Agreement, Parent has delivered to the Company executed copies of the Limited Guarantee, the Rollover Agreement and the Contribution Agreement.  The Limited Guarantee is in full force and effect and is the valid, binding and enforceable obligation of the Guarantor, and no event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of the Guarantor under such Limited Guarantee.  Each of the Rollover Agreement and the Contribution Agreement is in full force and effect and is the valid, binding and enforceable obligation of Parent and each other party thereto, and no event has occurred, which, with or without notice, lapse of time or both, would constitute a default on the part of any such party under the Rollover Agreement or the Contribution Agreement.

Section 4.08           Litigation.  As of the date hereof, there is no suit, action, proceeding, claim, review or investigation (whether at law or in equity, before or by any Governmental Entity or before any arbitrator) pending or, to the Knowledge of each of Parent or Merger Sub, threatened against Parent or Merger Sub, as applicable, which would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, if adversely determined.  As of the date hereof, there is no order, writ or injunction of any Governmental Entity or arbitrator outstanding against Parent or Merger Sub, as applicable, which is material to Parent or Merger Sub, as applicable.

Section 4.09           No Other Company Representations or Warranties.  Except for the representations and warranties set forth in Article III, Parent and Merger Sub hereby acknowledge that neither the Company, nor any of its shareholders, directors, officers, employees, advisors, agents or Representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Company or its business or operations, including with respect to any information provided or made available to Parent or Merger Sub.  Neither the Company, nor any of its shareholders, directors, officers, employees, advisors, agents or representatives, will have or be subject to any liability or other obligation to Parent or Merger Sub resulting from the delivery, dissemination or any other distribution to Parent, Merger Sub or their respective shareholders, directors, officers, employees, Affiliates, Debt Financing Sources, or Representatives, or the use by Parent, Merger Sub or their respective shareholders, directors, officers, employees, Affiliates, Debt Financing Sources, or representatives of any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Parent, Merger Sub or their respective shareholders, directors, officers, employees, Affiliates, Debt Financing Sources, or Representatives in anticipation or contemplation of the Merger.

Section 4.10           Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans.  In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and its business and operations.  Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that Parent and Merger Sub will have no claim against the Company, or any of its shareholders, directors, officers, employees, advisors, agents or Representatives, with respect thereto.

ARTICLE V

COVENANTS AND OTHER AGREEMENTS

Section 5.01           Conduct of Business of the Company.  From the date of this Agreement until the earlier of (i) the Effective Time and (ii) the termination of this Agreement pursuant to its terms, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned) and except as set forth in Section 5.01 of the Company Disclosure Letter, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and shall use its reasonable best efforts to preserve intact its business organization, assets and goodwill and current beneficial relationships with customers, suppliers and others having business dealings with it and to keep available the services of its current officers and key employees on terms and conditions substantially comparable to those currently in effect and maintain its current rights and franchises, in each case, consistent with past practice.  In addition to and without limiting the generality of the foregoing, except as expressly set forth in Section 5.01 of the Company Disclosure Letter or as otherwise expressly provided for in this Agreement, from the date hereof until the earlier of (i) the Effective Time and (ii) the termination of this Agreement pursuant to its terms, without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), the Company shall not, and shall not permit any of its Subsidiaries to:

(a)           adopt or propose any change in its certificate of incorporation or by-laws or other comparable organizational documents;

(b)           (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property) in respect of any of its capital stock (other than dividends or distributions declared, set aside, made or paid by any Subsidiary wholly owned by the Company or another Subsidiary to the Company or such other Subsidiary), (ii) split, combine or reclassify any of its capital stock or issue or propose or authorize the issuance of any other securities (including options, warrants or any similar security exercisable for, or convertible into, such other security) in respect of, in lieu of, or in substitution for, shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of the capital stock of the Company or any of its Subsidiaries, or any other equity interests or any rights, warrants or options to acquire any such shares or interests;

(c)           issue, sell, grant, pledge or otherwise encumber any shares of its capital stock or other securities (including any options, warrants or any similar security exercisable for or convertible into such capital stock or similar security) other than (i) pursuant to the exercise of existing options in accordance with their present terms and (ii) pursuant to the existing written contracts or commitments set forth on Section 5.01(c) of the Company Disclosure Letter;

(d)           merge or consolidate with any other Person, or acquire an amount of assets or equity of any other Person (exclusive of goods purchased in the ordinary course of business consistent with past practice) in excess of $1,000,000;

(e)           sell, lease, license, subject to a Lien, other than a Permitted Lien, encumber or otherwise surrender, relinquish or dispose of any assets, property or rights (including capital stock of a Subsidiary of the Company) except (i) pursuant to existing written contracts or commitments (the terms of which have been disclosed in writing to Parent prior to the date hereof), (ii) sales of inventory in the ordinary course of business consistent with past practice, (iii) a modification, amendment, or termination of any Real Property Lease in the ordinary course of business consistent with past practice or (iv) in an amount not in excess of $1,000,000 individually or in the aggregate;

(f)           (i) make any loans, advances or capital contributions to, or investments in, any Person other than pursuant to any contract or other legal obligation existing at the date of this Agreement as set forth in Section 5.01(f) of the Company Disclosure Letter, (ii) create, incur, guarantee or assume any Indebtedness, issuances of debt securities, guarantees, loans or advances, other than any of the foregoing in existence as of the date of this Agreement and other than borrowings in the ordinary course of business consistent with past practices under credit facilities of the Company or any of its Subsidiaries in existence as of the date of this Agreement, (iii) enter into any swap or hedging transaction or other derivative agreements other than in the ordinary course of business or (iv) make or commit to make any capital expenditure other than in an amount not to exceed $1,000,000 individually or $2,500,000 in the aggregate;

(g)           (i) other than in the ordinary course of business consistent with past practice, increase the compensation or benefits payable or to become payable to the current or former directors, officers, consultants or employees of the Company, or any of its Subsidiaries, (ii) establish, adopt, enter into or amend any plan, agreement, trust, fund, policy or arrangement that would be considered a Company Benefit Plan, except as contemplated by this Agreement or to the extent required by applicable Law, (iii) increase the benefits payable under any existing severance or termination pay policies or employment or other agreements, (iv) take any affirmative action to accelerate the vesting of any stock-based compensation, except as contemplated by this Agreement, (v) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company Benefit Plan (including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any Company Benefit Plan or agreements or awards made thereunder), other than contributions (whether in stock or cash) made to Company Benefit Plans as required by the terms of such plans and consistent with past practice, (vi) take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan, (vii) make any material determinations not in the ordinary course of business consistent with past practice under any Company Benefit Plan, (viii) grant or promise any tax offset payment award under any Company Benefit Plan, (ix) hire or terminate the employment of any employee at the level of senior vice president or above, or (x) adopt or implement any shareholder rights plan, "poison pill" or similar arrangement or plan that is applicable to the Merger;

(h)           other than in the ordinary course of business consistent with past practice, settle or compromise any action, suit, claim, litigation, proceeding, arbitration, investigation, audit or controversy (each, a "Proceeding") or enter into any consent, decree, injunction or similar restraint or form of equitable relief in settlement of any material Proceeding other than such settlements and compromises that relate to Taxes (which are the subject of Section 5.01(i)) or that, individually or in the aggregate, are not material to the Business or the Company;

(i)            (i) make or rescind any express or deemed material election relating to Taxes or consent to any extension of the limitations period applicable to any material Tax claim or assessment, (ii) settle or compromise any Proceeding relating to a material Tax claim, enter into a closing or similar agreement with any Taxing Authority relating to any material Taxes or surrender any right to obtain a material Tax refund, credit, offset or other reduction in Tax liability, (iii) file any amended material Tax Return (other than to correct an identified error), (iv) request a ruling relating to material Taxes or (v) change any material method of reporting income or deductions for Tax purposes from those employed in the preparation of its Tax Returns for the taxable year ending December 31, 2011;

(j)            other than in the ordinary course of business consistent with past practice, (i) modify, amend or terminate, or assign, waive, release or relinquish any material rights or claims under, or grant any material consents under any Company Contract, (ii) enter into any successor agreement to an expiring Company Contract that changes the terms of the expiring Company Contract in a way that is materially adverse to the Company or any of the Subsidiaries, (iii) enter into any new contract or agreement that contains a change in control provision in favor of the other party or parties thereto or that would otherwise require a payment to or give rise to any rights to such other party or parties in connection with the transactions contemplated hereby, or (iv) modify, amend or enter into any new agreement that would have been considered a Company Contract if it were entered into at or prior to the date hereof or, once entered into, assign, waive, release or relinquish any material rights or claims thereunder, or grant any material consents thereunder;

(k)           enter into or renew or extend any agreements or arrangements that limit or otherwise restrict the Company or any of its Affiliates or any successor thereto, or that could, after the Effective Time, limit or restrict the Surviving Corporation or any of its Affiliates or any successor thereto, from engaging or competing in any line of business or in any geographic area;

(l)           change any method of accounting or accounting principles or practices by the Company or any of its Subsidiaries, except for any such change required by a change in GAAP or a change in applicable Law;

(m)           other than in the ordinary course of business consistent with past practice, terminate, cancel, amend or modify any material insurance policies maintained by it covering the Company or any of its Subsidiaries or their respective properties which is not replaced by a comparable amount of insurance coverage;

(n)           adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(o)           abandon, dedicate to the public, convey title to or grant licenses under (other than in the ordinary course of business consistent with past practice) any material Intellectual Property or Trade Secrets of the Company or any of its Subsidiaries;

(p)           accelerate or delay the payment of any material accounts payable or extend or make any agreement to extend, the payment terms of any material accounts receivable;

(q)           revalue in any material respect any of its assets, including writing down the value of inventory or writing down notes or accounts receivable, other than in the ordinary course of business consistent with past practice or as may be consistent with GAAP;

(r)           permit any of its Subsidiaries or Affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any non-U.S. official, in each case, in violation of the FCPA or other applicable law;

(s)           take any actions or omit to take any actions that would or would be reasonably likely to (i) result in any of the conditions to the consummation of the transactions contemplated by this Agreement set forth in Article VI not being satisfied or (ii) materially impair the ability of the Parties to consummate the transactions contemplated hereby in accordance with the terms hereof or materially delay such consummation; or

(t)            agree or commit to do any of the foregoing.

Section 5.02           Notification of Certain Matters.  The Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, of the occurrence, or failure to occur, of any event which occurrence or failure to occur would be likely to cause (a) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect or (b) any material failure of the Company, on the one hand, or Merger Sub or Parent, on the other hand, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties or agreements of the Parties or the conditions to the performance by the Parties hereunder.

Section 5.03           Indemnification; Directors' and Officers' Insurance.

(a)           Parent and the Company agree that all rights to indemnification, advancement of expenses and exculpation now existing in favor of each individual who, as of the Effective Time, is a present or former director or officer of the Company or any of its Subsidiaries (each, an "Indemnified Person") as provided in the Constituent Documents of the Company or any of such Subsidiaries, in effect as of the date hereof, shall, with respect to matters occurring prior to the Effective Time, survive the Merger and continue in full force and effect after the Effective Time.  Until the sixth anniversary of the Closing Date, the Constituent Documents of the Surviving Corporation and the Constituent Documents of its Subsidiaries shall, with respect to matters occurring prior to the Effective Time, contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of the Indemnified Persons than are set forth in the Company's Constituent Documents or in the Constituent Documents of the Surviving Corporation's Subsidiaries in effect as of the date of execution of this Agreement, and such provisions shall not be amended, repealed or otherwise modified prior to the sixth anniversary of the Effective Time in any manner that would adversely affect the rights thereunder, as of the Effective Time, of any Indemnified Person, with respect to matters occurring prior to the Effective Time.  Parent and the Company further agree that all rights to indemnification or advancement of expenses now existing in favor of Indemnified Persons in any indemnification agreement between such person and the Company or any of its Subsidiaries, as the case may be, or under Law shall survive the Merger and continue in full force and effect in accordance with the terms of such agreement or Law.

(b)           Prior to the Effective Time, the Company shall purchase a fully-paid, non-cancellable "tail" policy under the Company's existing directors' and officers' insurance policy, in a form reasonably acceptable to Company and Parent (a correct and complete copy of which will be provided or made available to Parent), which (i) has an effective term of six years from the Effective Time, (ii) covers the Indemnified Persons for actions and omissions of such Indemnified Persons (in their capacities as officers and directors) occurring prior to the Effective Time and (iii) contains terms with respect to coverage and amount no less favorable than those of the applicable policy in effect on the date hereof; provided that if such "tail" policy is not available on such terms, for a period of six years after the Effective Time, the Surviving Corporation shall obtain and maintain directors and officers liability insurance policies for the Indemnified Persons with respect to matters occurring prior to the Effective Time for a period of six years from the Effective Time on terms with respect to coverage and amount no less favorable than those of the applicable policy in effect on the date hereof and from insurance providers that have the same or better ratings from A.M.  Best Company, Inc. (or its successor) as the insurance providers on the date hereof.

(c)           In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a substantial portion of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation (or their respective successors or assigns) assume the obligations of the Surviving Corporation (or their respective successors or assigns) as contemplated by this Section 5.03.  The Surviving Corporation shall pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 5.03.  The provisions of this Section 5.03 shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Persons.  Notwithstanding anything to the contrary, it is agreed that the rights of an Indemnified Person under this Section 5.03 shall be in addition to, and not a limitation of, any other rights such Indemnified Person may have under the Company's Constituent Documents, any other indemnification arrangements, the NYBCL or otherwise, and nothing in this Section 5.03 shall have the effect of, or be construed as having the effect of, reducing the benefits to the Indemnified Persons under the Company's Constituent Documents, any other indemnification arrangements, the NYBCL or otherwise with respect to matters occurring prior to the Effective Time.

Section 5.04           Access and Information.  The Company shall afford to Parent and its Representatives and the Debt Financing Sources and their respective Representatives such access during normal business hours throughout the period prior to the Effective Time to the Company's books, records (including tax returns), contracts, financial and other data, properties and facilities (and, if requested by Parent, to conduct, at the sole cost of Parent, an environmental assessment of such properties and facilities), personnel, auditors, management reports and to such other information as Parent shall reasonably request.  All information obtained by the Debt Financing Sources pursuant to this Section 5.04 shall continue to be governed by the confidentiality agreements to which they are parties with the Company.  Prior to the Effective Time, the Company shall provide to Parent and its Representatives and the Debt Financing Sources and their respective Representatives, promptly when available, (i) financial statements of the Company and its Subsidiaries (including balance sheet, income statement and statement of cash flows) for each quarter and month through the Effective Time, as prepared by management (whether for internal use or otherwise), (ii) a copy of each report, schedule, registration statement and other document filed by the Company or any of its Subsidiaries after the date hereof and prior to the Effective Time pursuant to the requirements of federal or state securities laws, and (iii) any update of quarterly projections.

Section 5.05           Publicity.  Parent and the Special Committee have agreed upon the text of a press release to be issued with respect to this Agreement and the transactions contemplated hereby.  None of the Parties shall issue or cause the publication of any press release or other public announcement with respect to this Agreement, the Merger or the other transactions contemplated hereby without the prior written consent of the other Parties, except as may be required by Law or any listing agreement with a national securities exchange to which the Company is a party (provided that, in any such event, the Company shall provide Parent a reasonable opportunity to review and comment on such public announcement); provided, however, that upon prior consultation with the other Party, each of the Parties may make statements that are not inconsistent with previous press releases, public disclosures or public statements made by any of the Parties in compliance with this Section 5.05.

Section 5.06           Efforts to Consummate.

(a)           Subject to the terms and conditions hereof, each of the Parties hereto agrees (and shall cause its respective Subsidiaries) to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party, and to cooperate with each other in connection with the foregoing, including using its reasonable best efforts to (i) obtain all necessary Consents from other parties to material agreements, leases and other contracts, including those set forth in Section 3.04 of the Company Disclosure Letter, (ii) prepare, execute and deliver such instruments and take or cause to be taken such actions as any other party shall reasonably request, (iii) obtain all necessary Consents from Governmental Entities as are required to be obtained under any applicable Law, (iv) lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby and (v) effect any necessary registrations and filings and submissions of information requested or required by Governmental Entities, including those contemplated by or required in connection with the performance of the obligations contained in Section 1.10.

(b)           The Parties shall use their respective reasonable best efforts to resist, contest or defend any suit, claim, action or proceeding (including administrative or judicial actions and proceedings) challenging the Merger or the completion of the transactions contemplated hereby.  Subject to applicable Law and the instructions of any Governmental Entity, the Parties shall keep each other reasonably apprised of the status of matters relating to the completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other written communications received by such Party or any of their respective subsidiaries, from any Governmental Entity and/or Third Party with respect to such transactions, and, to the extent practicable under the circumstances, shall provide the other Party and its counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any filing, investigation or other inquiry in connection with the transactions contemplated hereby.

(c)           In connection with and without limiting the generality of clause (v) of Section 5.06(a), each of the Parties hereto shall make or cause to be made, in consultation and cooperation with the others and as promptly as practicable after the date of this Agreement (but in any event, within ten (10) Business Days following the date of this Agreement), all necessary registrations, declarations, notices and filings relating to the Merger with any other Governmental Entities under any other antitrust, competition, trade regulation or similar Laws.

Section 5.07           Debt Financing Assistance.  From the date of this Agreement until the earlier of (i) the Effective Time and (ii) the termination of this Agreement pursuant to its terms, upon the request of Parent and Merger Sub, the Company shall and shall cause its Subsidiaries and its and their respective officers, directors, managers, employees, accountants, consultants, legal counsel, agents and other representatives, at Parent's sole expense, to cooperate reasonably in connection with the arrangement and obtaining of the Financing, including (i) providing to Parent, Merger Sub and their Debt Financing Sources from time to time all financial and other pertinent information regarding the Company and its industry reasonably requested by them (including information to be used in the preparation of one or more information packages regarding the business, operations, financial projections and prospects of the Company and its Subsidiaries customary for such Debt Financing or reasonably necessary for the syndication (if any) of the Debt Financing by the Debt Financing Sources), (ii) participating in a reasonable number of meetings, presentations, drafting sessions, due diligence sessions with prospective lenders and sessions with rating agencies (if any) in connection with the Debt Financing, including direct contact between senior management (with appropriate seniority and expertise) and representatives (including accountants) of the Company and its Subsidiaries, on the one hand, and the Debt Financing Sources, on the other hand, (iii) furnishing all financial statements reasonably required by the Debt Commitment Letter within the time periods specified therein, (iv) assisting with the preparation and entering into as of the Effective Time of definitive agreements with respect to the Debt Financing (including review as of any disclosure schedules related thereto for completeness and accuracy) or the amendment of any of the Company's or its Subsidiaries' currency or interest hedging agreements, or other agreements, in each case, on terms satisfactory to Parent and that are reasonably requested by Parent in connection with the Debt Financing, (v) assisting with the preparation of materials for rating agency presentations, offering and syndication documents (including public and private information memoranda and lender presentations), business projections and similar marketing documents required in connection with the Debt Financing and other materials to be used in connection with obtaining the Debt Financing and all documentation and other information required by the Debt Financing Sources for compliance with applicable "know your customer" and anti-money laundering rules and regulations, including U.S.A. Patriot Act of 2001, (vi) cooperating reasonably with the Debt Financing Sources' due diligence, (vii) executing customary authorization and management representation letters, (viii) reasonably cooperating in satisfying the conditions precedent set forth in the Debt Commitment Letter or any definitive document relating to the Debt Financing (to the extent the satisfaction of such condition requires the cooperation of, and is within the control of, the Company and its Subsidiaries), including but not limited to (A) permitting, subject to appropriate confidentiality arrangements, the prospective lenders and investors to evaluate the Company's and its Subsidiaries' current assets, cash management and accounting systems, policies and procedures relating thereto for the purposes of establishing collateral arrangements and (B) establishing bank and other accounts and security arrangements in connection with the foregoing, (ix) issuing customary representation letters to auditors and using reasonable best efforts to obtain legal opinions, surveys, title insurance, accountants' comfort letters and consents to the use of accountants' audit reports relating to the Company, (x) executing and delivering, as of the Effective Time, any guarantees, pledge and security documents, other definitive financing documents, or other certificates or documents contemplated by the Debt Commitment Letter and hedging agreements as may be reasonably requested by Parent or Merger Sub (including a customary certificate of the chief financial officer of the Company with respect to solvency matters and otherwise reasonably facilitating the pledging of collateral or provision of guarantees in connection with the Debt Financing), (xi) using reasonable best efforts to obtain such consents, approvals, authorizations and instruments which may reasonably be requested by Parent or Merger Sub to permit the consummation of the Debt Financing, including, but not limited to, collateral arrangements, including obtaining payoff letters, releases, terminations, landlord waivers and access agreements, waivers, consents, estoppels and approvals as may be required in connection therewith, (xii) using reasonable best efforts to ensure that the Debt Financing Sources benefit from the existing lending relationships of the Company and its Subsidiaries, (xiii) using its reasonable best efforts to permit any cash and marketable securities of the Company and its Subsidiaries to be made available to Parent and Merger Sub at the Effective Time, and (xiv) as of the Effective Time, taking all corporate actions necessary to authorize the consummation of the Financing and to permit the proceeds thereof to be made available to the Surviving Corporation immediately upon the Effective Time.  The Company hereby consents to the use of its and its Subsidiaries' logos in connection with the Debt Financing, provided that such logos are used in a manner that is not intended to harm or disparage the Company, its Subsidiaries or their marks and on such other customary terms and conditions as the Company may reasonably impose.

Section 5.08           No Solicitation.

(a)           The Company shall not, nor shall it authorize or permit any of its Subsidiaries or any of its or their respective Representatives to (and shall use its reasonable best efforts to cause such Persons not to), directly or indirectly (i) initiate, induce, solicit, knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any inquiry or the making, submission or announcement of any proposal that constitutes or would reasonably be expected to lead to a Takeover Proposal, (ii) approve, adopt or recommend, or propose to approve, adopt or recommend, any Takeover Proposal or enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to, or that would reasonably be expected to lead to, any Takeover Proposal, (iii) enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement or breach its obligations hereunder, or propose or agree to do any of the foregoing, (iv) fail to enforce, or grant any waiver under, any standstill or similar agreement with any Person or (v) engage in, continue or otherwise participate in any discussions or negotiations regarding, furnish to any Person any information or data with respect to the Company in connection with or in response to, or otherwise cooperate with or take any other action to facilitate any proposal that (A) constitutes, or would reasonably be expected to lead to, any Takeover Proposal or (B) requires the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement.  The Company shall, and shall direct each of its Subsidiaries and each agent or representative of any of the foregoing to, immediately cease any discussions, negotiations, or communications with any party with respect to any Takeover Proposal.  Notwithstanding the foregoing, prior to the receipt of the Company Shareholder Approval and Minority Approval, the Company or the Special Committee or its Representative may, in response to a bona fide written Takeover Proposal that did not result from a breach of this Section 5.08(a), and subject to compliance with Section 5.08(c):

(A)           contact the party that submitted such Takeover Proposal to clarify the terms and conditions thereof; and

(B)           furnish information or data with respect to the Company or any of its Subsidiaries to the Person making such Takeover Proposal and its Representatives pursuant to and in accordance with a customary confidentiality agreement, provided that (i) such confidentiality agreement shall not contain any provisions that would prevent the Company from complying with its obligation to provide the required disclosure to Parent pursuant to Section 5.08(b), and (ii) all such information provided to such Person has previously been provided to Parent or is provided to Parent prior to or concurrently with the time it is provided to such Person;

provided, in the case of clause (B), that the Special Committee determines in good faith, by resolution duly adopted by its members after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve), that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal.  The Company shall promptly notify Parent (within two Business Days) in writing of any such determination by the Special Committee that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal.  The Company shall promptly inform its Representatives of the obligations undertaken in this Section 5.08.  Without limiting the foregoing, any violation of the restrictions set forth in this Section 5.08 by any Representative of the Company or any of its Subsidiaries, whether or not such Person is purporting to act on behalf of the Company or any of its Subsidiaries, shall be deemed to be a breach of this Section 5.08 by the Company.

(b)           As promptly as practicable after the receipt by the Company of any Takeover Proposal or any inquiry with respect to, or that would reasonably be expected to lead to, any Takeover Proposal, and in any case within two Business Days after the receipt thereof, the Company shall provide oral and written notice to Parent of (i) such Takeover Proposal or inquiry, (ii) the identity of the Person making any such Takeover Proposal or inquiry, and (iii) the material terms (including the price) and conditions of any such Takeover Proposal or inquiry (including any amendments or modifications thereto).  The Company shall keep Parent reasonably informed on a current basis of the status of any such Takeover Proposal, including any material changes to the terms and conditions thereof, and promptly (but in any event within two Business Days after the receipt thereof) provide Parent with copies of all written or e-mail correspondence or other communications and other written materials, and summaries of all oral correspondence or other communications, sent or provided to or by the Company and its Representatives in connection with any Takeover Proposal.  The Special Committee shall promptly consider in good faith (in consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve)) any proposed alteration of the terms of this Agreement or the Merger proposed by Parent in response to any Takeover Proposal.  The Company shall not take any action to exempt any Person from the restrictions on "business combinations" contained in any applicable Laws or to otherwise cause such restrictions not to apply.

(c)           Except as permitted by this Section 5.08(c) or Section 5.08(d), neither the Board of Directors nor any committee thereof (including the Special Committee) shall, directly or indirectly, (i) effect a Change in the Company Recommendation or fail to include the Company Board Recommendation in the Proxy Statement, (ii) take any formal action or make any recommendation or public statement in connection with a tender offer or exchange offer other than a recommendation against such offer or a temporary "stop, look and listen" communication by the Board of Directors pursuant to Rule 14d-9(f) of the Exchange Act or (iii) approve any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to, or that may reasonably be expected to lead to, any Takeover Proposal.  At any time prior to the Company Shareholder Approval and Minority Approval having been obtained, but not after, the Special Committee may, in response to a Superior Proposal or to an Intervening Event giving rise to a Superior Alternative, effect a Change in the Company Recommendation, provided that the Special Committee determines in good faith, by resolution duly adopted after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve), that the failure to do so would constitute a breach of the Special Committee's fiduciary duties to the shareholders of the Company under applicable Law; provided, further, that the Special Committee may not effect a Change in the Company Recommendation pursuant to this Section 5.08(c) unless (i) the Special Committee shall have first provided prior written notice to Parent of its intention to make such Change in the Company Recommendation, at least five (5) Business Days in advance of taking such action, which notice shall include the reasonable details regarding the cause for, and nature of, the Change in the Company Recommendation, and (ii) Parent does not make, after being provided with reasonable opportunity to have good faith negotiations with the Special Committee (to the extent Parent and Merger Sub desire to have such negotiations), within five (5) Business Days of receipt of such notice, an offer that the Special Committee determines, in good faith after consultation with its legal and financial advisors, results in the applicable Takeover Proposal no longer being a Superior Proposal or the applicable Intervening Event no longer giving rise to a Superior Alternative.  In the event of any material revisions to a Superior Proposal, the Company shall be required to deliver a new notice to Parent and to comply with the requirements of this Section 5.08(c) with respect to such new written notice.

(d)           Nothing contained in this Section 5.08 shall prohibit the Company, the Board of Directors or the Special Committee from (i) complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act in respect of any Takeover Proposal or (ii) making any disclosure to the shareholders of the Company or taking any other action required to comply with applicable Law (including their fiduciary duties thereunder).  Any public disclosure by the Company relating to a Takeover Proposal (other than a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) shall be deemed to be a Change in the Company Recommendation unless the Board of Directors expressly publicly reaffirms its approval or recommendation of this Agreement and the Merger in such disclosure, or in the case of a "stop, look and listen" or similar communication, in a subsequent disclosure on or before the earlier of (i) the last day of the ten (10) business day period under Rule 14d-9(f) under the Exchange Act and (ii) two Business Days before the Company Shareholders Meeting.

(e)           For purposes of this Agreement:

"Intervening Event" means a material event, change, development, effect, occurrence or state of facts that was not known or reasonably foreseeable to the Board of Directors or the Special Committee on the date of this Agreement, and becomes known to the Board of Directors or the Special Committee before the Company Shareholder Approval and Minority Approval, provided, that (i) events, changes, developments, effects, occurrences or states of facts that occur in the ordinary course of business, including seasonal effects, changes in inventory overhead valuations and changes in commodity costs, shall not constitute Intervening Events, and (ii) in no event shall the receipt, existence of or terms of a Takeover Proposal or any inquiry relating thereto constitute an Intervening Event.

"Takeover Proposal" means any proposal or offer in respect of (i) a tender or exchange offer, merger, consolidation, business combination, share exchange, reorganization, recapitalization, liquidation, dissolution, or similar transaction involving the Company or any Subsidiary that would constitute a "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X, but substituting 20% for the references to 10% therein) (any of the foregoing, a "Business Combination Transaction") with any Third Party, (ii) the Company's acquisition of any Third Party in a Business Combination Transaction in which the shareholders of the Third Party immediately prior to consummation of such Business Combination Transaction will own more than 20% of the Company's outstanding capital stock immediately following such Business Combination Transaction, including the issuance by the Company of more than 20% of any class of its equity securities as consideration for assets or securities of a Third Party, (iii) any direct or indirect acquisition by any Third Party of 20% or more of any class of capital stock of the Company or of 20% or more of the consolidated assets of the Company and its Subsidiaries, in a single transaction or a series of related transactions or (iv) any transaction which is similar in form, substance or purpose to any of the foregoing transactions, in each case other than the transactions contemplated by this Agreement.

"Superior Alternative" means the occurrence of one or more Intervening Events, taken as whole, as a result of which the "fair value" per share of each class of Company Stock (within the meaning of Section 910 of the NYBCL), determined by the Special Committee assuming the termination of this Agreement in accordance with Section 7.01(b)(iii) (and as of immediately following such assumed termination), would reasonably be expected to exceed the Merger Consideration.  Such determination shall be made by the Special Committee in good faith, by resolution duly adopted by it after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve)), based on the written advice of such legal counsel and financial advisor, and after taking into account the risks, probabilities and uncertainties of the effects of such Intervening Events on the business, assets (including intangible assets), condition (financial or otherwise), results of operations and prospects of the Company and its Subsidiaries, taken as a whole.

"Superior Proposal" means any bona fide written proposal or offer made by a Third Party in respect of a Business Combination Transaction involving, or any purchase or acquisition of, (i) a majority of the voting power of the Company's capital stock or (ii) a majority of the consolidated assets of the Company and its Subsidiaries, which Business Combination Transaction or other purchase or acquisition contains terms and conditions that the Special Committee determines in good faith, by resolution duly adopted after consultation with its outside legal counsel of nationally or regionally recognized reputation (including Harter Secrest) and with its financial advisor of nationally or regionally recognized reputation (including Western Reserve)), based on the written advice of such legal counsel and financial advisor, would result in a transaction that (A) if consummated, would be more favorable to the Public Shareholders than the Merger and the transactions contemplated by this Agreement, taking into account all of the terms and conditions of such proposal and of this Agreement (including any proposal by Parent to amend the terms of this Agreement and including in each case the risks, probabilities and timing of consummation), and (B) is reasonably capable of being consummated on the terms so proposed, taking into account all financial, regulatory, legal and other aspects of such proposal.

Section 5.09           Shareholder Litigation.  The Company shall give Parent the opportunity to participate in the defense or settlement of any shareholder litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement, whether commenced prior to or after the execution and delivery of this Agreement.  The Company agrees that it shall not settle or offer to settle any litigation commenced prior to or after the date hereof against the Company or any of its directors or executive officers by any shareholder of the Company relating to this Agreement, the Merger, any other transaction contemplated hereby or otherwise, without the prior written consent of Parent, which shall not be unreasonably withheld or delayed.

Section 5.10          Expenses.  Except as expressly set forth in Section 7.03, all Expenses shall be paid by the party incurring such Expenses (it being understood and agreed that Expenses associated with the printing, filing and mailing of the Proxy Statement and the Schedule 13E-3 and any amendments or supplements thereto, and the solicitation of shareholder approvals shall be borne by the Company), provided that, in the event the Closing occurs, any such Expenses incurred by Parent and its Affiliates shall be paid by the Surviving Corporation.

Section 5.11           Transfer Taxes.  Subject to the provisions of Section 2.02(b), all Transfer Taxes, including any Transfer Taxes attributable to the transfer, if any, of a controlling interest in the Real Property, incurred in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including the Merger, shall be paid by either Parent or the Surviving Corporation and expressly shall not be a liability of any holder of Company Stock.  The Company shall cooperate with Parent in preparing, executing and filing any Tax Returns with respect to such Transfer Taxes, including supplying in a timely manner a complete list of all of the Real Property and any information with respect to such Real Property that is reasonably necessary to complete such Tax Returns.  The portion of the Merger Consideration allocable to the Real Property shall be determined by Parent in its reasonable discretion.

Section 5.12           Ancillary Agreements.  At the Closing, the Parties shall duly execute and deliver to each other, or cause to be duly executed and delivered, those Ancillary Agreements between them not entered into concurrently herewith.

Section 5.13           Section 16 Matters.  Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Company Stock (including derivative securities with respect to Company Stock) resulting from the Merger and the other transactions contemplated by this Agreement, by each individual who will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.14           Governance Matters.  The Company shall take all reasonable action to cause, effective at the Effective Time, if requested by Parent, the resignations of such directors of the Company and/or its Subsidiaries as Parent may request.

Section 5.15           SEC Reports.  During the period prior to the Effective Time, the Company shall continue to timely file or furnish all forms, reports, statements, schedules and other materials with the SEC required to be filed or furnished pursuant to the Exchange Act or other federal securities Laws.

ARTICLE VI

CONDITIONS

Section 6.01           Conditions to Obligation of Each Party to Effect the Merger.  The respective obligations of the Parties to consummate the transactions contemplated by this Agreement, including the Merger, are subject to the satisfaction or waiver (by mutual written consent of the Parties, except for the condition set forth in Section 6.01(b), which may not be waived in any circumstance) at or prior to the Closing of each of the following conditions:

(a)           Shareholder Approval.  The Company Shareholder Approval shall have been obtained.

(b)           Minority Approval.  The Minority Approval shall have been obtained.

(c)           No Order.  No court of competent jurisdiction or United States federal or state Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement; provided, however, that the Parties shall use their reasonable best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

Section 6.02           Conditions to Obligation of Parent and Merger Sub.  The obligations of Parent and Merger Sub to effect the transactions contemplated by this Agreement, including the Merger, are subject to the satisfaction or waiver by Parent, on or prior to the Closing Date of the following additional conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company set forth in this Agreement, disregarding all qualifications and exceptions contained therein as to materiality or Material Adverse Effect, shall be true and correct (i) as of the date of this Agreement and (ii) as of the Closing Date as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except, in the case of each of the foregoing clauses (i) and (ii), where such failures to be true and correct, taken as a whole, have not had, and would not reasonably be expected to have, a Material Adverse Effect.  The Parent shall have received a certificate signed by an executive officer of the Company, on behalf of the Company, to such effect.

(b)           Performance of Obligations of the Company.  The Company shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date.  Parent shall have received a certificate signed by an executive officer of the Company, on behalf of the Company, to such effect.

(c)           No Material Adverse Change.  Since December 31, 2012, there shall not have been any states of facts, events, changes, effects, developments, conditions or occurrences (or, with respect to states of facts, events, changes, effects, developments, conditions, or occurrences existing prior to such date, any worsening thereof) that, when taken as a whole, have had, or would reasonably be expected to have, a Material Adverse Effect.

(d)           Tax Certification.  Parent shall have received a certification from the Company in the form prescribed by Treasury regulations under Section 1445 of the Code to the effect that the Company is not (and was not at any time during the five-year period ending on the Closing Date) a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

(e)           Dissenting Shares.  The aggregate number of Dissenting Shares shall not equal or exceed ten percent (10%) of the issued and outstanding shares of Class B Stock immediately prior to the Effective Time.

Section 6.03           Conditions to Obligations of the Company.  The obligation of the Company to effect the transactions contemplated by this Agreement, including the Merger, is subject to the satisfaction or waiver by the Company on or prior to the Closing Date, of the following additional conditions:

(a)           Representations and Warranties.  The representations and warranties of Merger Sub and Parent set forth in this Agreement, disregarding all qualifications and exceptions contained therein as to materiality or Parent Material Adverse Effect, shall be true and correct (i) as of the date of this Agreement and (ii) as of the Closing Date as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except, in the case of each of the foregoing clauses (i) and (ii), where such failures to be true and correct, taken as a whole, have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.  The Company shall have received a certificate signed by an executive officer of Parent, on behalf of Parent, to such effect.

(b)           Performance of Obligations of Merger Sub and Parent.  Each of Merger Sub and Parent shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement and the Ancillary Agreements to which it is a party at or prior to the Closing Date.  The Company shall have received a certificate signed by an executive officer of Parent, on behalf of Parent, to such effect.

(c)           Ancillary Agreements.  Each of the Ancillary Agreements shall have been executed and delivered by each party thereto (other than the Company) and shall be in full force and effect.

Section 6.04           Frustration of Conditions.  None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 6.01, Section 6.02 or Section 6.03, as the case may be, to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to Section 5.06.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.01           Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether prior to or after receipt of the Company Shareholder Approval:

(a)           by mutual written consent of Parent and the Company (acting at the direction of the Special Committee);

(b)           by either Parent or the Company (with the prior approval of the Special Committee), if:

(i)           the Merger shall not have been consummated by the Termination Date; provided, that the right to terminate the Agreement in accordance with this Section 7.01(b)(i) shall not be available to any Party whose failure to perform any of its obligations under this Agreement (including the obligation to effect the Merger on the day specified in Section 1.02) has been the primary cause of the failure of the Merger to be consummated by such time;

(ii)           any Governmental Entity of competent jurisdiction issues an order, judgment, decision, opinion, decree or ruling or takes any other action (which the Party seeking to terminate this Agreement shall have used its reasonable best efforts to resist, resolve, annul, quash or lift, as applicable) permanently restraining, enjoining or otherwise prohibiting the Merger and such order, judgment, decision, opinion, decree or ruling or other action shall have become final and non-appealable, provided, that the right to terminate the Agreement in accordance with this Section 7.01(b)(ii) shall not be available to any Party whose failure to perform any of its obligations under this Agreement has been the primary cause of any such order, decision, opinion, decree or other action; or

(iii)           the Company Shareholder Approval and the Minority Approval shall not have been obtained at the Company Shareholders Meeting or any adjournment or postponement thereof;

(c)           by Parent, if:

(i)           the Company shall have breached or failed to perform in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform (A) is incapable of being cured by the Company prior to the Termination Date or if capable of being cured, shall not have been cured within 30 days following receipt by the Company of written notice of such breach or failure to perform from Parent, and (B) would result in a failure of any condition set forth in Sections 6.02(a) or (b), provided, that Parent's right to terminate this Agreement in accordance with this Section 7.01(c)(i) shall not be available if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements hereunder; or

(ii)           a Change in the Company Recommendation shall have occurred;

(d)           by the Company (with the prior approval of the Special Committee), if Parent or Merger Sub shall have breached or failed to perform in any material respect any of their representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform (A) is incapable of being cured by Parent or Merger Sub, as the case may be, prior to the Termination Date or if capable of being cured, shall not have been cured within 30 days following receipt by Parent of written notice of such breach or failure to perform from the Company and (B) would result in a failure of any condition set forth in Sections 6.03(a) or (b), provided, that the Company's right to terminate this Agreement in accordance with this Section 7.01(d) shall not be available if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder.

Section 7.02           Effect of Termination.  In the event of the termination of this Agreement as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, and there shall be no liability on the part of any Party, except for the provisions of this Section 7.02, Section 7.03 and Article VIII, each of which shall remain in full force and effect; provided, however, that the Company shall not be relieved or released from any liability or damages arising from a willful or intentional material breach of any provision of this Agreement prior to the time of such termination (except to the extent that such willful or intentional material breach is finally judicially determined to have been caused in whole or in part by a Principal Shareholder acting on behalf of the Company, without the approval of, and not at the direction of, the Special Committee or the Board of Directors).

Section 7.03           Expenses in the Event of Change in Company Recommendation or Termination.

(a)           Except as otherwise provided herein, all fees and expenses incurred in connection with the Merger and the other transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b)           The Company shall reimburse Parent for the Expenses of Parent (not to exceed $500,000 in the aggregate) if this Agreement is terminated in accordance with Section 7.01(c)(ii).  Any such reimbursement shall be paid by wire transfer of same day funds to an account designated by Parent within two (2) Business Days after demand therefor by Parent following the termination event giving rise to the reimbursement obligation.

(c)           Parent shall reimburse the Company for the Expenses of the Company (not to exceed $500,000 in the aggregate) if (i) this Agreement is terminated in accordance with Section 7.01(d), and (ii) at the time of such termination, (x) the Company is then ready, willing and able to consummate the Closing, (y) the conditions set forth in Section 6.02 are satisfied or waived, and (z) Parent shall have failed to consummate the Closing.  Any such reimbursement shall be paid by wire transfer of same day funds to an account designated by the Company within two (2) Business Days after demand therefor by the Company following the termination event giving rise to the reimbursement obligation.  Notwithstanding anything to the contrary contained herein (including Section 7.02), the Company's right to receive the Expense reimbursement from Parent (or the Guarantor pursuant to the Limited Guarantee in respect thereof) shall be the sole and exclusive remedy of the Company or any of its former, current or future shareholders, directors, officers, employees, representatives, agents or Affiliates (collectively, the "Company Related Parties") against Parent, Merger Sub, the Principal Shareholders, Guarantor, the parties to the Rollover Agreement and the Contribution Agreement, the Debt Financing Sources or any of their respective direct or indirect former, current or future general or limited partners, shareholders, financing sources (including Debt Financing Sources), managers, members, directors, officers, employees, representatives, agents or Affiliates (collectively, the "Parent-Related Parties") for, and the Company shall be deemed to have waived all other remedies (including equitable remedies) with respect to, any loss suffered as a result of any failure of the Merger to be consummated or for any breach by Parent or Merger Sub of its obligation to consummate the Merger (including the Debt Financing) or any representation, warranty, covenant or agreement set forth herein or for any breach by any Parent-Related Party of any representation, warranty, covenant or agreement set forth in any Ancillary Agreement, the Debt Commitment Letter or any other document executed in connection with the Debt Financing, and upon payment of such amount none of the Parent-Related Parties shall have any further liability or obligation relating to or arising out of this Agreement, the Ancillary Agreements, the Debt Commitment Letter or any other document executed in connection with the Debt Financing or the transactions contemplated hereby or thereby.  For the avoidance of doubt, under no circumstances shall (A) the Company be entitled to monetary damages other than the reimbursement of Expenses (not to exceed $500,000 in the aggregate) under the circumstances set forth in this Section 7.03(c), or (B) the Company be permitted or entitled to receive any injunction, specific performance or other equitable relief.

Section 7.04           Amendment; Company Action.  This Agreement may not be amended and no waiver, consent or approval by or on behalf of the Company (or Special Committee, if applicable) may be granted except pursuant to an instrument in writing signed by or on behalf of the Company (or Special Committee, if applicable) following approval of such action by the Special Committee and signed by Parent; provided, however, that following the Company Shareholder Approval at the Company Shareholders Meeting, if applicable, no amendment may be made to this Agreement that by law requires further approval or authorization by the shareholders of the Company or Merger Sub without such further approval or authorization.  From and after the date hereof, the Board of Directors shall act solely through the Special Committee with respect to any actions of the Company to be taken with respect to this Agreement, including any amendment, modification, or waiver of this Agreement.  Notwithstanding anything to the contrary set forth in this Agreement, Sections 7.03(c), 8.03, 8.07 and 8.10 and this Section 7.04 may not be modified in a manner adverse to any Debt Financing Source without such Debt Financing Source's prior written consent.

Section 7.05           Extension and Waiver.  At any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval and the Minority Approval at the Company Shareholders Meeting, if applicable:

(a)           the Special Committee on behalf of the Company may, but shall not be obligated to, (i) extend the time for the performance of any of the obligations or other acts of Merger Sub and Parent, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered by Merger Sub or Parent pursuant hereto or (iii) waive compliance by Merger Sub or Parent with any of the agreements or with any conditions to the Company's obligations (except for the condition set forth in Section 6.01(b), which may not be waived in any circumstance).

(b)           Parent may, but shall not be obligated to, (i) extend the time for the performance of any of the obligations or other acts of the Company, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered by the Company pursuant hereto or (iii) waive compliance by the Company with any of the agreements or with any conditions to Merger Sub or Parent's obligations (except for the condition set forth in Section 6.01(b), which may not be waived in any circumstance).

(c)           Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party by a duly authorized officer.

ARTICLE VIII

MISCELLANEOUS

Section 8.01           Non-Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements in this Agreement shall terminate at the Effective Time or the termination of this Agreement in accordance with Section 7.01, as the case may be, except that the agreements set forth in Sections 7.02, 7.03 and Article VIII shall survive termination and this Section 8.01 shall not limit any covenant or agreement of the Parties which by its terms contemplates performance after the Effective Time.

Section 8.02           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopy, overnight courier service or by registered or certified mail (postage prepaid, return receipt requested), to the respective Parties at the following addresses or at such addresses as shall be specified by the Parties by like notice:

(a)	If to Parent or Merger Sub:

c/o LeCaron Enterprises Corp.
P. O. Box 754
Buffalo, New York 14207-0754
Attention:Daniel G. Keane

with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telecopier:(212) 935-9935

Attention:Peter J. Halasz

(b)	If to the Company:

MOD-PAC CORP.
1801 Elmwood Avenue
Buffalo, New York 14207
Telecopier:1-800-873-1269
Attention: David B. Lupp
Chief Operating Officer and
Chief Financial Officer

with a copy to (which shall not constitute notice):

Harter Secrest & Emery LLP, Attorneys and Counselors
Twelve Fountain Plaza, Suite 400
Buffalo, NY 14202-2293
Telecopier: (716) 853-1617
Attention: Anthony D. Mancinelli

(c)	If to the Special Committee:

Chairman
Special Committee of the Board of Directors
MOD-PAC CORP.
1801 Elmwood Avenue
Buffalo, New York 14207
Telecopier: 1-800-873-1269

with a copy to (which shall not constitute notice):

Harter Secrest & Emery LLP, Attorneys and Counselors
Twelve Fountain Plaza, Suite 400
Buffalo, NY 14202-2293
Telecopier: (716) 853-1617
Attention: Anthony D. Mancinelli

Section 8.03           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply.  Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court for the Western District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts.  To the extent permitted by law, the Company hereby irrevocably agrees that any suit, action or other proceeding brought by it or its Affiliates against any Parent-Related Party or its Affiliates or its or their respective Representatives (including any lender agent or lender) shall be brought, heard and determined solely in such courts.  Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Each of the Parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 8.02 of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any Party to this Agreement to serve process in any other manner permitted by Law.

Section 8.04           Entire Agreement; Assignment.  This Agreement (together with the Exhibits hereto and the Company Disclosure Letter) and the Ancillary Agreements, where applicable, contain the entire agreement among the Parties with respect to the Merger and the other transactions contemplated hereby and thereby and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to these matters.  Each Party has participated in the drafting of this Agreement, which each Party acknowledges is the result of extensive negotiations between the Parties.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other Parties, and any attempt to make any such assignment without such consent shall be null and void, except that each of Parent and Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any wholly owned Subsidiary of Parent, or, after the Closing, to any Affiliate of Parent, or, before or after the Closing, to any Debt Financing Sources of Parent, Merger Sub or any of their Subsidiaries, in each case, without the consent of the Company, but no such assignment shall relieve Parent of any of its obligations under this Agreement.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

Section 8.05          Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions of this Agreement in any other jurisdiction so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 8.06          Interpretation.  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limiting the generality of the foregoing".  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  References to a person are also to its permitted successors and assigns.  All representations and warranties set forth in this Agreement are contractual in nature only and subject to the sole and exclusive remedies set forth herein.  No Person is asserting the truth of any representation and warranty set forth in this Agreement; rather the parties have agreed that if any representations and warranties of any party prove untrue, the other party shall have the specific, express rights and remedies herein specified as the exclusive remedy therefor, but that no other rights, remedies or causes of action (whether in law or in equity or whether in contract or in tort) are permitted to any Party as a result of the untruth of any such representation and warranty.

Section 8.07          Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and, except for the provisions of Sections 5.03, 7.03(c), 7.04, 8.03, 8.08(b) and 8.10 hereof, which shall be enforceable by the beneficiaries contemplated thereby (including, to the extent applicable, by any Debt Financing Source and any Parent-Related Party), nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, except for the right of the Public Shareholders to receive the Merger Consideration under Section 1.07 following the Closing.  Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that (i) the Company derives no contractual rights, whether as third party beneficiary or otherwise, under any documents (including the Debt Commitment Letter) related to the financing of the transactions contemplated by this Agreement and shall not be entitled to enforce any documents (including the Debt Commitment Letter) against any agent, arranger, bookrunner, lender, letter of credit issuer or other source of financing for the transactions contemplated by this Agreement or any Affiliate thereof (collectively, the "Financing Group"), (ii) the Company waives and agrees not to pursue any claim (including any claim under contracts, any claim in tort and any claim for specific performance) it may have against any member of the Financing Group (or any Affiliate thereof) with respect to the failure of the financing of the transactions contemplated by this Agreement to close, (iii) no member of the Financing Group (and no Affiliate of any such member) (other than the Guarantor pursuant to the terms and conditions of the Limited Guarantee) shall have any liability to pay or satisfy any obligation of Merger Sub, Parent or their Affiliates under this Agreement and (iv) no source of financing for the transactions contemplated by this Agreement shall have any obligation to provide any such financing except in accordance with the terms and conditions of the Debt Commitment Letter or definitive documents governing such financing.

Section 8.08           Remedies.

(a)           The Company hereby agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not to be performed by the Company in accordance with the terms hereof and that Parent and/or Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms hereof in addition to any other remedies to which they are entitled at Law or in equity.  The Company hereby waives any defenses in any action for specific performance, including the defense that a remedy at Law would be adequate.  Except as otherwise provided herein, all remedies available to Parent or Merger Sub under this Agreement, at Law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies.  The exercise by Parent and/or Merger Sub of a particular remedy shall not preclude the exercise by Parent or Merger Sub of any other remedy.

(b)           The Parties hereto further agree that (i) the current, former and prospective members of Parent and their respective Affiliates (other than Parent and Merger Sub) are not Parties to this Agreement, (ii) the Company shall not have any right to cause any monies or other assets to be contributed to Parent or Merger Sub by any current, former or prospective holder of interests in Parent or any of their respective Affiliates, trustees or beneficiaries, and (iii) the Company may not otherwise pursue any claim or seek any legal or equitable remedy in connection with this Agreement (including, for avoidance of doubt, monetary damages and specific performance) against any current, former or prospective holder of interests in Parent or any Affiliate, trustee or beneficiary thereof.

Section 8.09          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Section 8.10          Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (INCLUDING BUT NOT LIMITED TO ANY DISPUTE ARISING OUT OF OR RELATING TO THE DEBT COMMITMENT LETTER OR THE PERFORMANCE THEREOF).  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION 8.10.

Section 8.11           Definitions.  As used in this Agreement:

"Affiliate" has the meaning set forth in Rule 12(b)-2 under the Exchange Act.  As "Affiliates" is used in this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of the Principal Shareholders, any Family Shareholder, Parent or Merger Sub.

"Ancillary Agreements" means the Voting Agreement, the Rollover Agreement, the Contribution Agreement and the Limited Guarantee.

"Associate" has the meaning set forth in Section 912(a)(3) of the NYBCL.

"Business" means the business and operations of the Company and its Subsidiaries as currently conducted.

"Business Day" means any day on which banks are not required or authorized to close in the City of New York.

"Company Financial Statements" means the consolidated financial statements of the Company and its Subsidiaries included in the Company SEC Reports together, in the case of year-end statements, with reports thereon by the independent auditors of the Company, including in each case a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of changes in shareholders' equity and a consolidated statement of cash flows, and accompanying notes.

"Consents" means consents, approvals, waivers, authorizations, permits, filings or notifications.

"Constituent Documents" means with respect to any entity, the certificate or articles of incorporation, the by-laws of such entity or any similar charter or other organizational documents of such entity.

"Environmental Law" means any foreign, federal, state or local law, treaty, statute, rule, regulation, order, ordinance, decree, injunction, judgment, governmental restriction or any other requirement of law (including common law) regulating or relating to the protection of human health, safety (as it relates to Releases of Hazardous Substances), natural resources or the environment, including laws relating to wetlands, pollution, contamination or the use, generation, management, handling, transport, treatment, disposal, storage, Release or threatened Release of Hazardous Substances.

"Environmental Permit" means any permit, license, authorization or consent required pursuant to applicable Environmental Laws.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"ERISA Affiliate" means any Person that, together with the Company or any Subsidiary of the Company, would be deemed a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

"Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Excluded Shares" means shares of Company Stock held by the Family Shareholders, Family Corp., any Subsidiary of Family Corp. (including Parent and Merger Corp.), the Company or any wholly owned Subsidiary of the Company or held in the Company's treasury.

"Expenses" of a Person means all fees and expenses, including all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its Affiliates), incurred by or on behalf of such Person in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the Ancillary Agreements and the Debt Commitment Letter and the transactions contemplated hereby and thereby, including the preparation, printing, filing and mailing, as the case may be, of the Proxy Statement and the Schedule 13E-3 and any amendments or supplements thereto, and the solicitation of shareholder approvals and all other matters related to the transactions contemplated hereby.

"Harter Secrest " means Harter Secrest & Emery LLP.

"Hazardous Substances" means any substance that:  (i) is or contains asbestos, urea formaldehyde insulation, polychlorinated biphenyls, petroleum, petroleum products or petroleum-derived substances or wastes, radon gas, microbial or microbiological contamination or related materials, (ii) requires investigation or remedial action pursuant to any Environmental Law, or is defined, listed or identified as a "hazardous waste," "hazardous substance," "toxic substance" or words of similar import thereunder, or (iii) is regulated under any Environmental Law.

"Indebtedness" means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (other than trade payables incurred in the ordinary course of business consistent with past practices), (iv) all obligations of such Person under conditional sale or other title retention agreements relating to any property purchased by such Person, (v) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding obligations of such Person to creditors for raw materials, inventory, services and supplies incurred in the ordinary course of business consistent with past practices), (vi) all lease obligations of such Person capitalized on the books and records of such Person, (vii) all obligations of others secured by a Lien on property or assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (viii) all obligations of such Person under interest rate, currency or commodity derivatives or hedging transactions, (ix) all letters of credit or performance bonds issued for the account of such Person (excluding (a) letters of credit issued for the benefit of local franchising authorities, or suppliers to support accounts payable to suppliers incurred in the ordinary course of business consistent with past practices, (b) standby letters of credit relating to workers' compensation insurance and surety bonds and (c) surety bonds and customs bonds) and (x) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person.

"Intellectual Property" means all trademarks, service marks, trade names, trade dress, including all goodwill associated with the foregoing, domain names, copyrights, Software, Internet Web sites, mask works and other semiconductor chip rights, moral rights, and similar rights, and registrations and applications to register or renew the registration of any of the foregoing, patents and patent applications, Trade Secrets, and all other intellectual property rights.

"IRS" means the U.S. Internal Revenue Service.

"Knowledge" means (i) when used with respect to Parent or Merger Sub, the actual knowledge as of the date hereof of any fact, circumstance or condition of Daniel G. Keane and (ii) when used with respect to the Company, the actual knowledge as of the date hereof of any fact, circumstance or condition of David B. Lupp.

"Law" (and with the correlative meaning "Laws") means rule, regulation, statutes, orders, ordinance, guideline, code, or other legally enforceable requirement, including but not limited to common law, state, local and federal laws or securities laws and laws of foreign jurisdictions.

"Liens" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, adverse claim, encumbrance, lien (statutory or other), other charge or security interest; or any preference, priority or other agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, or any capital lease having substantially the same economic effect as any of the foregoing).

"Material Adverse Effect" means any effect that is or would reasonably be expected to be, together with any other effects, materially adverse to the business, assets (including intangible assets), condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole or would reasonably be expected to materially impair the Company's ability to perform its obligations under this Agreement; provided, however, that none of the following shall be deemed to constitute or contribute to a Material Adverse Effect:  (A) any adverse effect that results from general economic or market conditions (including changes in financial, securities or currency markets, changes in prevailing interest rates or exchange rates) and that does not disproportionately affect the Company or any of the Company's Subsidiaries relative to the other participants in the industry or industry sectors in which the Company or any such Subsidiary operates, (B) any adverse effect generally affecting the industry or industry sectors in which the Company or any of the Company's Subsidiaries operates that does not disproportionately affect the Company or any of the Company's Subsidiaries relative to the other participants in the industry or industry sectors in which the Company or any such Subsidiary operates, (C) changes, after the date of this Agreement, in Law or applicable accounting regulations (including GAAP) or principles or interpretations thereof, or political, legislative or business conditions in the countries in which the Company or any of its Subsidiaries operates, that do not disproportionately affect the Company or any of the Company's Subsidiaries relative to the other participants in the industry or industry sectors in which the Company or any such Subsidiary operates, (D) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity (whether natural or man-made) or any material worsening of such conditions threatened or existing as of the date of this Agreement that do not disproportionately affect the Company or any of the Company's Subsidiaries relative to the other participants in the industry or industry sectors in which the Company or any such Subsidiary operates, (E) any failure by the Company to meet internal or published projections, forecasts or estimates of revenue, earnings or other financial or operating metrics (but not any event, condition, fact, change, occurrence or effect underlying such change or failure that is not otherwise excepted), (F) the negotiation, announcement, execution, delivery, consummation or pendency hereof or of the transactions contemplated hereby or (G) actions taken or not taken by the Company at the written request of Parent.

"NASDAQ " means NASDAQ Stock Market LLC.

"NYBCL" means the New York Business Corporation Law, as amended.

“Off-the-Shelf Software” means readily commercially available, “off-the-shelf” software, which is licensed by the Company or its Subsidiaries from third parties pursuant to a standard non-negotiable “shrink-wrap” license agreement and is generally sold for a license fee of less than $50,000.

"Order" means any charge, order, writ, injunction, judgment, decree, ruling, determination, directive, award or settlement, whether civil, criminal or administrative and whether formal or informal, applicable to the Company or any Subsidiary.

"Permitted Lien" means (i) any Lien for taxes, assessments and other governmental charges not yet due and payable, or, if due, not delinquent or being contested in good faith by appropriate proceedings, (ii) any Lien imposed or promulgated by Law or any Governmental Entity with respect to real property, including zoning, building, environmental or similar restrictions, (iii) any Lien that secures obligations reflected on the most recent audited balance sheet included in the Company Financial Statements or any Lien the existence of which is referred to in the notes to the most recent audited balance sheet included in the Company Financial Statements, (iv) easements, licenses, covenants, conditions, minor title defects, rights-of-way, mechanics', carriers', workmen's or repairmen's liens and other similar restrictions and encumbrances, including any other agreements, restrictions or encumbrances which would be shown on a current title report or survey or similar report or listing and any other matters of record, provided the same would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect, or (v) any such Lien the existence of which would not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

"Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

"Related Person" means any trade or business, whether or not incorporated, which, together with the Company, is or would have been at any date of determination occurring within the preceding six years, treated as a single employer under Section 414 of the Code.

"Release" means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersing, migrating, transporting, placing and the like, including the moving of any materials through, into or upon, any land, soil, surface water, groundwater or air, or otherwise entering into the indoor or outdoor environment.

"Representatives" of a Person means the officers, directors, employees, accountants, counsel, financial advisors, consultants, financing sources and other advisors or representatives of such Person, provided, that the term "Representative", when used with respect to the Company, shall not include the Principal Shareholders.

"SEC" means the United States Securities and Exchange Commission.

"Senior Officer" means any "executive officer" of the Company, as that term is defined in Rule 3b-7 of the Exchange Act.

"Software" means any and all computer software, including application software, system software and firmware, including all source code and object code versions thereof, in any and all forms and media, and all related documentation.

"Subsidiary" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, (i) of which such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interests in such partnership) or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

"Tax" (and with the correlative meaning "Taxes") means all federal, state, local or foreign net income, franchise, gross income, sales, use, ad valorem, property, gross receipts, license, capital stock, payroll, withholding, excise, severance, transfer, employment, alternative or add-on minimum, stamp, occupation, premium, environmental or windfall profits taxes, and other taxes, charges, fees, levies, imposts, customs duties, licenses or other assessments, together with any interest and any penalties, additions to tax or additional amounts imposed by any Taxing Authority, whether disputed or not.

"Tax Return" means all federal, state, local and foreign tax returns, estimates, information statements, schedules and reports relating to Taxes.

"Taxing Authority" means, with respect to any Tax, the Governmental Entity that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such Governmental Entity.

"Termination Date " means September 30, 2013; provided, however, that, if SEC Clearance of the Proxy Statement and the Schedule 13E-3 has not occurred by July 31, 2013, the Termination Date shall be October 31, 2013; and, provided, further, however, if the Company Shareholders Meeting shall not have occurred by September 30, 2013, the Termination Date shall be December 31, 2013.

"Third Party" means any Person other than the Company, Family Shareholders, Family Corp, Parent, Merger Sub or any of their Affiliates.

"Trade Secrets" means all inventions (whether or not patentable), discoveries, processes, procedures, designs, formulae, trade secrets, know-how, Software, ideas, methods, research and development, data, databases, confidential information and other proprietary or non-public information and data.

"Transfer Tax" means any stock transfer, real estate transfer, documentary, stamp, recording or other similar Tax (including interest, penalties and additions to any such Tax).

[Signatures on the following page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

As Parent:	ROSALIA CAPITAL LLC

	By:	/s/ Daniel G. Keane
Name: Daniel G. Keane
Title: President and Chief Executive Officer

As Merger Sub:	MANDAN ACQUISITION CORP.

	By:	/s/ Daniel G. Keane
Name: Daniel G. Keane
Title: President and Chief Executive Officer

As the Company:	MOD-PAC CORP.

	By:	/s/ David B. Lupp
Name: David B. Lupp
Title: Chief Operating Officer and Chief Financial Officer

Exhibit A

Daniel G. Keane

Kevin T. Keane

Elizabeth R. Keane

Leslie R. Keane

Daniel G. Keane, as custodian for the account for Stephanie R. Keane under the Uniform Gifts to Minors Act

Daniel G. Keane, as custodian for the account for Victoria M. Keane under the Uniform Gifts to Minors Act

Daniel G. Keane Descendants Trust

Elizabeth R. Keane and Kevin R. Keane, as co-Trustees under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997

Annex B

200 Public Square / Suite 3750 / Cleveland, Ohio  44114

Phone: (216) 589-0900 / Fax: (216) 589-9558 / www.wesrespartners.com

April 11, 2013

PRIVATE AND CONFIDENTIAL

Special Committee of the Board of Directors

MOD-PAC CORP.

1801 Elmwood Avenue

Buffalo, New York  14207

Members of the Special Committee:

We understand that MOD-PAC CORP., a New York Corporation (“MOD-PAC” or the “Company”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), dated as of April 8, 2013, by and among the Company, Rosalia Capital LLC, a Delaware limited liability company controlled by Mr. Kevin T. Keane, Chairman of the Company and a Company shareholder, and Mr. Daniel G. Keane, Director, President and Chief Executive Officer of the Company and a Company shareholder (“Parent”) and Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent (“Merger Sub” and together with Parent and the Company, the “Parties”), pursuant to which Merger Sub shall be merged with and into the Company (the “Merger”).  We further understand that Mr. Kevin T. Keane, Mr. Daniel G. Keane, and their affiliates and associates (collectively, the "Buyer Group") hold shares of Common Stock and/or Class B Stock (in each case as defined in the Agreement) and will enter into a rollover agreement with LeCaron Enterprises Corp., the holding company of Parent  ("LeCaron"), providing for the contribution immediately prior to the Effective Time (as defined in the Agreement) of all of the shares of Common Stock then owned by them (including the shares of Common Stock into which their Class B Stock will have been converted) to LeCaron, and will enter into a voting agreement with the Company.  Under the terms of the Agreement, each share of Company stock issued and outstanding, other than Excluded Shares and Dissenting Shares (in each case as defined in the Agreement), shall be converted into the right to receive $8.40 in cash, without interest (the “Merger Consideration”).

You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to be received in the Merger by the holders of Company stock, other than the holders of Excluded Shares and Dissenting Shares.  The specific terms and conditions of the Merger are more fully set forth in the Agreement.

In connection with this opinion, we have made such reviews, analyses and inquiries as deemed necessary and appropriate under the circumstances.  We also took into account our assessment of general economic, market and financial conditions, as well as our experience with respect to similar transactions.  Our procedures, investigations, and financial analysis with respect to the preparation of this opinion included, but were not limited to, the following: (i) a draft of the Agreement, dated April 8, 2013, which we understand to be in substantially final form; (ii) a financing commitment letter from M&T Bank addressed to Daniel G. Keane dated April 8, 2013; (iii) publicly available information and Securities and Exchange Commission (“SEC”) filings related to the Company, including the historical Annual Reports on Form 10-K, historical Quarterly Reports on Form 10-Q, press releases issued by the Company, and equity analyst reports; (iv) certain other internal information, primarily financial in nature, including internal monthly financial results and financial projections for fiscal year 2013, concerning the business and operations of the Company, as furnished to us by the Company for purposes of our analyses; (v) financial projections for fiscal years 2014 through 2017, which reflect the best currently available estimates and judgment of the Company’s management; (vi) publicly available information with respect to certain other companies that we consider relevant to our inquiry and the historical trading price and trading volume of such other companies’ securities; (vii) publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry; (viii) certain valuation and comparative analyses, using generally accepted valuation and analytical techniques, that we deemed relevant; (ix) our analysis of the Company’s historical share price performance and trading volume; (x) discussed the business, operations, financial condition and prospects of the Company with members of senior management of the Company, (xi) reviewed the publicly available information related to the Buyer Group's acquisition proposal, including (a) the Buyer Group's  acquisition proposal dated October 26, 2012 in which the Buyer Group stated that the members of the Buyer Group, in their capacities as shareholders of the Company, were not interested in selling their interests in the Company to a third party and would not expect to vote in favor of any alternate sale, merger or similar transaction involving the Company, and (b) the Company's public announcement of the receipt of such proposal, and (xii) such other data and information we judged necessary or appropriate to render our opinion.

In our review and analysis and in arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information provided to us or publicly available and that all information supplied and representations made by Company management regarding the Company and the Merger are substantially accurate in all respects material to our analysis, and have assumed and relied upon the representations and warranties of the Parties contained in the Agreement.  We have also assumed that there have been no material changes in the assets, liabilities, financial condition, operating results, business or prospects of the Company since the date of the last financial statements made available to us.  We have assumed that information supplied and representations made by Company management regarding the Company and the Merger are accurate in all respects material to our analysis.  We have also relied upon the management of MOD-PAC as to the reasonableness and achievability of the financial and operating projections (and the assumptions and bases therefor) and, with your consent, we have assumed that such projections reflect the best currently available estimates and judgments of the Company.  We have not been engaged to, and did not, independently verify or assess the reasonableness or achievability of such projections or the assumptions on which they were based, and express no view as to such projections or assumptions.  Also, we have not made nor assumed any responsibility for making any independent valuation or appraisal of the assets or liabilities of the Company, we have not been furnished with any such valuations or appraisals, and we have not made any physical inspection of the properties or assets of the Company.  We have not evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters, and we have assumed that the Buyer has adequate sources of funds to enable it to pay the Merger Consideration.  We are not legal, regulatory, accounting or tax experts and have assumed the accuracy and completeness of assessments by the Company and its advisors with respect to legal, regulatory, accounting and tax matters.

We have not been asked to, nor do we, offer any opinion as to the material terms of the Agreement or the form of the Merger.  Representatives of the Special Committee have advised us, and we also have assumed, that the final terms of the Agreement will not vary materially from those set forth in the draft reviewed by us.  We have assumed that all of the conditions required to implement the Merger will be satisfied, that the Merger will be completed in accordance with the Agreement without any material amendments thereto or any material waivers or delays of any terms or conditions thereof, and that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the Company or the consummation of the Merger.

It should be noted that this opinion is based upon economic and market conditions and other circumstances existing on, and information made available as of, the date hereof and does not address any matters subsequent to such date. We express no opinion herein as to the price at which shares of the Company will trade at any time.

Our opinion is, in any event, limited to the fairness, from a financial point of view, of the Merger Consideration to be received by the holders of Company stock, other than the holders of Excluded Shares and Dissenting Shares, pursuant to the Agreement. Our opinion does not address any terms (other than the Merger Consideration to the extent expressly specified herein) or other aspects or implications of the Merger, including, without limitation, the form or structure of the Merger. We were not requested to, and we did not, solicit third-party indications of interest in the possible acquisition of all or a part of Company nor were we requested to consider, and our opinion does not address, the underlying business decision of the Company to effect the Merger, the relative merits of the Merger as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage.  In that regard, we further express no opinion concerning the fairness of the amount or nature of any compensation to be paid to any of the officers, directors or employees of the Company, or to any class of such persons, relative to the compensation to be received by the shareholders of the Company in connection with the Merger.  In addition, it should be noted that although subsequent developments may affect this opinion, we do not have any obligation to update, revise or reaffirm our opinion.

It is understood that this opinion was prepared solely for the use of the Special Committee of the Board of Directors (the “Board”) of MOD-PAC in discharging its fiduciary duties in evaluating the proposed Merger and is not intended to, and does not, confer any rights or remedies upon any other person, and is not intended to be used, and may not be used, by any other person or for any other purpose, without our express consent.  While this opinion may be disclosed in its entirety in any proxy statement or information statement provided to shareholders and in any other document required to be filed with the SEC in connection with the Agreement, the opinion may not otherwise be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent.  Our opinion is not a recommendation as to how the Board or any shareholder should vote or act with respect to any matters relating to the Merger, or whether to proceed with the Merger or any related transaction, and does not indicate that the Merger Consideration is the best possibly attainable under any circumstances; instead, it merely states whether the consideration in the Merger is within a range suggested by certain financial analyses.  The Board’s decision as to whether to proceed with the Merger or any related transaction may depend on an assessment of factors unrelated to the financial analyses on which this opinion is based.

We have advised the Board that we do not believe that any person (including a shareholder of MOD-PAC) other than the directors of the Company has the legal right to rely on this opinion for any claim arising under state law and that, should any such claim be brought against us, this assertion will be raised as a defense.  In the absence of governing authority, this assertion will be resolved by the final adjudication of such issue by a court of competent jurisdiction.  Resolution of this matter under state law, however, will have no effect on the rights and responsibilities of Western Reserve Partners LLC under the federal securities laws or on the rights and responsibilities of the Board under applicable law.

We will receive a fee from MOD-PAC for our services related to the delivery of this opinion.  Western Reserve has not had any relationship with the Company during the past two years and has not contemplated any future relationship for which any compensation may be received other than this Opinion.  MOD-PAC has also agreed to indemnify us against certain liabilities, including liabilities under the federal securities laws.

This opinion has been approved by the Valuation and Fairness Opinion Committee of Western Reserve Partners LLC.

Based upon and subject to the foregoing and such other matters as we consider relevant, it is our opinion that as of the date hereof, the Merger Consideration to be received by the holders of MOD-PAC stock, other than the holders of Excluded Shares and Dissenting Shares, is fair, from a financial point of view, to such holders.

Very truly yours,

Western Reserve Partners LLC

Annex C

LIMITED GUARANTEE

This Limited Guarantee (this "Guarantee") is made as of April 11, 2013, by Daniel G. Keane ("Guarantor"), in favor of Mod-Pac Corp., a New York corporation (the "Company").

WHEREAS, reference is made herein to that certain Agreement and Plan of Merger, dated as of the date hereof, (the "Merger Agreement"), by and among the Company, Rosalia Capital LLC, a Delaware limited liability company ("Parent"), and Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent ("Merger Sub").  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

NOW, THEREFORE, as an inducement to the Company to enter into the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Guarantor undertakes and agrees for the benefit of the Company as follows:

1.             Subject to the limitations set forth in Section 7.03(c) of the Merger Agreement and Section 2 below, the Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Company the due and punctual observance, performance and discharge when due of the obligations of Parent under Section 7.03(c) of the Merger Agreement (each, an "Obligation" and, collectively, the "Obligations").  The Guarantor shall make prompt payment to the Company of the amount of any such Obligation if and when due under the Merger Agreement.

2.             Notwithstanding any of the terms or conditions of this Guarantee, under no circumstance shall the maximum liability of the Guarantor to the Company under this Guarantee exceed in the aggregate $500,000 (the "Cap") for any reason (it being understood that this Guarantee may not be enforced without giving effect to the Cap).

3.             The Guarantor represents and warrants to the Company that:

(a)           This Guarantee constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally and to general principles of equity.  Neither the execution and delivery of this Guarantee by the Guarantor, nor compliance by the Guarantor with any of the terms or provisions of the Guarantee will (x) violate any law, judgment, writ, stipulation or injunction of any governmental authority applicable to the Guarantor, or (y) violate or constitute a default under any of the terms, conditions or provisions of any contract to which the Guarantor is a party.

(b)           All consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance by the Guarantor of this Guarantee.

4.             The Company shall not be obligated to file any claim relating to the Obligations in the event that Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Company to so file shall not affect the Guarantor’s obligations hereunder.  In the event that any payment to the Company in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made.  This is an unconditional guarantee of payment and not of collection, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee, irrespective of whether any action is brought against Parent or any other person or whether Parent or any other person is joined in any such action or actions.

5.             The Guarantor agrees that the Company may at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of any of the Obligations, and may also make any agreement with Parent for the creation, extension, renewal, accrual, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Company and Parent without in any way impairing or affecting this Guarantee.  The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure of the Company to assert any claim or demand or to enforce any right or remedy against Parent; (b) any change in the time, place, manner or terms of payment of any of the Obligations or any rescission, waiver, compromise, consolidation or any change or extension of the time of payment or performance of, renewal or alteration of, any Obligation, any escrow arrangement or other security therefor, any liability incurred directly or indirectly in respect thereof, or other amendment or modification or waiver of or consent to any departure from any of the terms or provisions of the Merger Agreement made in accordance with the terms thereof or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (c) the addition, substitution or release of any other entity or person liable with respect to the Obligations; (d) any change in the corporate existence, structure or ownership of Parent or any other entity or person interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other entity or person interested in the transactions contemplated in the Merger Agreement; (f) the existence of any claim, set-off or other rights which the Guarantor may have at any time against Parent or the Company, whether in connection with the Obligations or otherwise; or (g) the adequacy of any other means the Company may have of obtaining payment of the Obligations.

6.             To the fullest extent permitted by law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by the Company.  The Guarantor waives promptness, diligence, notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Obligations incurred and all other notices of any kind (except for notices to be provided in accordance with the Merger Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Parent or any other entity or other person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally (other than fraud or willful misconduct by the Company or any of its subsidiaries or defenses to the payment of the Obligations that are available to Parent under the Merger Agreement or breach by the Company of this Guarantee).  The Guarantor acknowledges that he will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Guarantee are knowingly made in contemplation of such benefits.

7.             No failure on the part of the Company to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Company of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power.  Each and every right, remedy and power hereby granted to the Company or allowed it by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Company at any time or from time to time.

8.             This Guarantee is a continuing Guarantee and shall be binding upon the Guarantor until all the Obligations have been finally satisfied and paid in full.  This Guarantee is a guarantee of payment and performance of the Obligations; provided that the Guarantor shall be entitled to raise as a defense to the Obligations any and all defenses available to be raised by Parent.

9.             The Guarantor hereby agrees that the Obligations shall not be deemed to have been released, dismissed, impaired, reduced, discharged, paid, observed or performed or affected as the result of the bankruptcy, insolvency, disability, dissolution, termination, receivership, reorganization or lack of corporate or other power of Parent, and the Guarantor's liability in respect thereof shall continue and not be discharged, including the case where any payment or performance thereof by Parent is recovered from or paid over by or on behalf of the Company by reason of a fraudulent transfer by Parent, or as a preference in any bankruptcy of Parent.  The Guarantor will not exercise any rights of subrogation or contribution, whether arising by contract or operation of law (including without limitation any such right arising under bankruptcy or insolvency laws) or otherwise, by reason of any payment by the Guarantor pursuant to the provisions of Section 1 hereof unless and until the Obligations have been indefeasibly paid in full.

10.           No waiver, modification or amendment of any provisions of this Guarantee shall be effective except pursuant to a written agreement signed by the Company and the Guarantor, and then such waiver shall be effective only in the specific instance and for the purpose for which given.  This Guarantee shall be binding upon and inure to the benefit of the successors-in-interest and permitted assigns of each party hereto.  No rights or obligations hereunder shall be assignable (by operation of law or otherwise) by the Guarantor or the Company without the prior written consent of the Company or the Guarantor, as the case may be.

11.           This Guarantee may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

12.           This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply.

13.           Each of the parties hereto hereby irrevocably and unconditionally submits, for itself or himself and its or his property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court for the Western District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it or he may legally and effectively do so any objection which it or he may now or hereafter have to venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts.

14.           The Company acknowledges and agrees that the sole asset of Parent and Merger Sub is cash in a de minimis amount and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Closing occurs.  Notwithstanding anything that may be expressed or implied in this Guarantee or any document or instrument delivered contemporaneously herewith, and, by its acceptance of the benefits of this Guarantee, the Company acknowledges and agrees that it has no right of recovery against, and no personal liability shall attach to, the Guarantor or any of his former, current or future affiliates or assignees or any former, current or future director, officer, employee, agent, manager, equityholder, affiliate or assignee of any of the foregoing (collectively, but not including Parent or Merger Sub, each a "Non-Recourse Party") through Parent or Merger Sub or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Parent or Merger Sub against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, except for its rights to recover from the Guarantor under and to the extent provided in this Guarantee and subject to the Cap and the other limitations described herein.  The Company further agrees and acknowledges that recourse against the Guarantor under and pursuant to the terms of this Guarantee shall be the sole and exclusive remedy of the Company and its affiliates against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby, including by piercing of the corporate veil or by or through a claim by or on behalf of Parent or Merger Sub.  Nothing set forth in this Guarantee shall affect or be construed to affect any liability of Parent or Merger Sub to the Company or shall confer or give or be construed to confer or give to any Person other than the Company (including any person acting in a representative capacity) any rights or remedies against any Person, including the Guarantor, except as expressly set forth herein.

15.           All notices, requests, claims, demands and other communications hereunder shall be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein), as follows:

If to the Guarantor:

Daniel G. Keane

c/o LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telecopier:  (212) 935-9935

Attention:  Peter J. Halasz

If to the Company, as provided in the Merger Agreement.

16.           EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT OR HE MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Limited Guarantee as of the day first written above.

GUARANTOR:

/s/ Daniel G. Keane
Daniel G. Keane

Agreed to and accepted by:

THE COMPANY:

MOD-PAC CORP.

Company Name

By	/s/ David B. Lupp
Name: David B. Lupp
Title: Chief Operating Officer and
Chief Financial Officer

Annex D

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of April 11, 2013, is entered into by and among MOD-PAC CORP., a New York corporation (the “Company”), LeCaron Enterprises Corp., a Delaware corporation ("Family Corp"), Rosalia Capital LLC, a Delaware limited liability company ("Parent"), and each of the shareholders of the Company listed on Annex A hereto (each, a “Shareholder” and collectively, the “Shareholders”).

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Mandan Acquisition Corp. a New York corporation and wholly-owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Merger Agreement), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Shareholder is the beneficial owner of, and has the right to vote and dispose of, (i) that number of shares of Common Stock, par value $0.01 per share, of the Company (such shares, the “Common Stock”) and (ii) that number of shares of Class B Stock, par value $0.01 per share, of the Company (such shares, the “Class B Stock”), set forth opposite such Shareholder’s name on Annex B hereto (together with any shares of Common Stock and Class B Stock that such Shareholder may acquire after the date hereof, the “Subject Shares”);

WHEREAS, as of the date hereof, each of Daniel G. Keane and Kevin T. Keane (each, a “Principal Shareholder”) is the beneficial owner of that number of Stock Options set forth on Annex B hereto; and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has required that each of the Shareholders agree, and each of the Shareholders is willing to agree, to the matters set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

1.             Voting of Securities.

1.1           Voting Agreement.  From the date hereof, and until the termination of this Agreement pursuant to Section 6, each Shareholder hereby agrees to vote (or cause to be voted) all of its Subject Shares, at any annual, special or other meeting of the shareholders of the Company, and at any adjournment or adjournments or postponement thereof, or pursuant to any consent in lieu of a meeting or otherwise, which such Shareholder has the right to so vote, in favor of the approval and adoption of the Merger Agreement, the transactions contemplated thereby (including, without limitation, the Merger) and any actions required in furtherance thereof.

1.2           Irrevocable Proxy.  Solely with respect to the matters described in Section 1.1, each Shareholder constitutes and appoints the Chief Financial Officer of the Company, from and after the date hereof until the earlier to occur of the Effective Time and the termination of this Agreement pursuant to Section 6 (at which point such constitution and appointment shall automatically be revoked), as such Shareholder’s attorney, agent and proxy (each such constitution and appointment, an “Irrevocable Proxy”), with full power of substitution, for and in the name, place and stead of such Shareholder, to vote and otherwise act with respect to all of such Shareholder’s Subject Shares at any annual, special or other meeting of the shareholders of the Company, and at any adjournment or adjournments or postponement thereof, and in any action by written consent of the shareholders of the Company, on the matters and in the manner specified in Section 1.1.  EACH SUCH PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM SUCH STOCKHOLDER MAY TRANSFER ANY OF ITS SUBJECT SHARES IN BREACH OF THIS AGREEMENT.  Each Shareholder hereby revokes all other proxies and powers of attorney with respect to all of such Shareholder’s Subject Shares that may have heretofore been appointed or granted with respect to the matters covered by Section 1.1, and no subsequent proxy or power of attorney shall be given (and if given, shall not be effective) by such Shareholder with respect thereto on the matters covered by Section 1.1.  All authority herein conferred or agreed to be conferred by any Shareholder shall survive the death or incapacity of such Shareholder and any obligation of any Shareholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Shareholder.  It is agreed that the Chief Financial Officer of the Company will not use the Irrevocable Proxy granted by any Shareholder unless such Shareholder fails to comply with Section 1.1 and that, to the extent the Chief Financial Officer of the Company uses any such Irrevocable Proxy, he will only vote the Subject Shares subject to such Irrevocable Proxy with respect to the matters specified in, and in accordance with the provisions of, Section 1.1.

1.3           No Further Action.  Notwithstanding the foregoing, nothing in this Agreement shall require a Shareholder to exercise any Stock Option owned of record and/or beneficially owned by such Shareholder.

2.             Representations and Warranties of Each Shareholder.

Each Shareholder, severally, as to itself, represents and warrants to the Company as follows:

2.1           Binding Agreement.  Such Shareholder has the legal capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and (i) in the case of each Shareholder which is an individual, the execution, delivery and performance of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated by this Agreement do not require any consent from such Shareholder’s spouse or any other person, (ii) if such Family Shareholder is a trust, the trustee and investment manager of such trust specified on the applicable signature page hereto has the requisite authority, on behalf of such Family Shareholder, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and (iii) if such Family Shareholder is entering into this Agreement in its capacity as a trustee or custodian, such Family Shareholder has the requisite authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby in such capacity.  Such Shareholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms.

2.2           No Conflict.  Neither the execution, delivery and performance by such Shareholder of this Agreement, nor the consummation by such Shareholder of the transactions contemplated hereby, nor the compliance by such Shareholder with any of the provisions hereof, will (a) if such Shareholder is not an individual, conflict with or result in a breach of any provision of its organizational documents, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding to which such Shareholder is a party (including, if such Shareholder is entering into this Agreement in his or her capacity as a trustee or custodian, any trust agreement or custodial agreement governing such Shareholder's conduct in such capacity), (c) result in the creation of a security interest, lien, charge, encumbrance, or other similar claim on such Shareholder’s Subject Shares or Stock Options, or (d) violate or conflict with any Law, writ, injunction or decree applicable to such Shareholder or such Shareholder’s Subject Shares or Stock Options.

2.3           Ownership of Subject  Shares and Stock Options.  Such Shareholder is the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Agreement) of the Subject Shares set forth opposite such Shareholder’s name on Annex B hereto and, if such Shareholder is a Principal Shareholder, the Stock Options set forth opposite such Shareholder's name on Annex B hereto, free and clear of any security interests, liens, charges, encumbrances, or other similar claims (including any voting agreement or other restriction on the right to vote, sell or otherwise dispose of such securities), other than pursuant to this Agreement, the Contribution Agreement, federal securities laws, Company trading policies and, in the case of the Stock Options, applicable option grant agreements.

3.             Representations and Warranties of the Company.

The Company represents and warrants to the Shareholders as follows:

3.1           Binding Agreement.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby.  The Company has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.2           No Conflict.  Neither the execution, delivery and performance by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, nor the compliance by the Company with any of the provisions hereof, will (a) conflict with or result in a breach of any provision of its certificate of incorporation or by-laws, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding to which it is a party, (c) require any consent, authorization or approval of any Person or (d) violate or conflict with any Law, writ, injunction or decree applicable to the Company.

4.             Transfer and Other Restrictions.

Until the earlier of (i) the termination of this Agreement pursuant to Section 6 and (ii) the date on which the Company Shareholder Approval and the Minority Approval are obtained:

4.1           Certain Prohibited Transfers.  Each Shareholder agrees not to, except as provided for in the Merger Agreement,

(a)           sell, sell short, transfer (including by gift), pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Subject Shares or Stock Options (if any) or any interest therein, other than pursuant to this Agreement, other than exercises of the Stock Options in accordance with their terms, other than the conversion of Subject Shares constituting Class B Stock into shares of Common Stock, and other than transfers (including by gift) of Subject Shares from a Shareholder to a Person who executes a joinder agreement agreeing to be bound by this Agreement as a Shareholder hereunder (a “Permitted Transfer”);

(b)           with respect to any of its Subject Shares, grant any proxy or power of attorney or enter into any voting agreement or other arrangement relating to the matters covered by Section 1.1, other than this Agreement; or

(c)           deposit any of its Subject Shares or Stock Options into a voting trust.

4.2           Additional Securities.  Without limiting any provisions of the Merger Agreement, in the event of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting any Shareholder’s Subject Shares or Stock Options, then the terms of this Agreement shall apply to the shares of capital stock or other such securities of the Company held by such Shareholder immediately following the effectiveness of such event.

5.             Publication.  Each Shareholder hereby permits the Company to publish and disclose such Shareholder’s identity and ownership of the Subject Shares and the Stock Options, the nature of the such Shareholder’s commitments, arrangements and understandings pursuant to this Agreement and/or the text of this Agreement in (a) press releases relating to the Merger Agreement, (b) the Schedule 13E-3 and the Proxy Statement, (c) any document required to be filed with the U.S.  Securities and Exchange Commission or other regulatory agencies or required to be mailed by the Company to its shareholders relating to the Merger Agreement and (d) any other disclosures or filings required under the Merger Agreement or applicable Law relating to the Merger Agreement.

6.             Termination.  This Agreement shall terminate upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the date of a Change in the Company Recommendation, (c) a written agreement between the Company and a Shareholder to terminate this Agreement, provided that any such termination shall be effective only with respect to such Shareholder, and (d) the Effective Time.  The termination of this Agreement in accordance with this Section 6 shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.

7.             Survival.  The representations, warranties and agreements of the parties contained in this Agreement shall not survive any termination of this Agreement, provided, however, that no such termination shall relieve any party hereto from any liability for any breach of this Agreement committed prior to such termination.

8.             Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopy, overnight courier service or by registered or certified mail (postage prepaid, return receipt requested), to the respective parties at the following addresses or at such addresses as shall be specified by the parties by like notice:

If to the Company:

MOD-PAC CORP.

1801 Elmwood Avenue

Buffalo, New York 14207

Telecopier:  1-800-873-1269

Attention:        David B. Lupp

                          Chief Operating Officer and Chief Financial Officer

with a copy to (which shall not constitute notice):

Hodgson Russ LLP

The Guaranty Building

140 Pearl Street, Suite 100

Buffalo, NY 14202

Telecopier:  (716) 819-4655

Attention:  Robert J. Olivieri

If to any Shareholder, to the address for such Shareholder set forth on Annex A hereto, with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telecopier:  (212) 935-9935

Attention:  Peter J. Halasz

9.             Entire Agreement.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

10.           Amendment; Release.  This Agreement may not be modified, amended, altered or supplemented except by a written agreement between the Company and any Shareholder, provided that any such modification, amendment, alteration or supplement shall be effective only with respect to such Shareholder.

11.           Successors and Assigns.  This Agreement shall not be assigned by operation of law or otherwise by any Shareholder without the prior written consent of the Company and each of the Principal Shareholders, except to another Person in connection with a Permitted Transfer.  This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

12.           Rights and Remedies.  The Company's rights and remedies in respect of a breach or threatened breach of this Agreement shall be as set forth in the Merger Agreement.

13.           Counterparts.  This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14.           Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply.  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court for the Western District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (ii) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  To the extent permitted by law, the Company hereby irrevocably agrees that any suit, action or other proceeding brought by it or its Affiliates against any Parent-Related Party or its Affiliates or its or their respective Representatives (including any lender agent or lender) shall be brought, heard and determined solely in such courts.  Each of the parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 8 of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

15.           Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION 15.

16.           Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions of this Agreement in any other jurisdiction so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

17.           Capacity.  Each Shareholder is entering into this Agreement solely in his or her capacity as the legal or beneficial owner of his or her Subject Shares and Stock Options (if any) and nothing herein shall limit or affect any actions taken by any Shareholder or any of its Affiliates or Associates in the capacity of director or officer of the Company, and no such person who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such person’s capacity as a director or officer.

18.           Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

19.           Interpretation.  The subject headings of the Articles and Sections of this Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions of this Agreement.  References in this Agreement to Sections and Annexes are to the Sections and Annexes to this Agreement, unless the context requires otherwise.  Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; and (iv) the word “or” shall be disjunctive but not exclusive unless the context clearly prohibits that construction.

20.           Effectiveness.  The obligations of the Shareholders under this Agreement shall not be effective or binding upon the Shareholders until such time as the Merger Agreement is executed and delivered by all of the parties thereto.

[Signatures on the following page]

IN WITNESS WHEREOF, this Voting Agreement has been duly executed and delivered by a duly authorized representative of the Company and each Shareholder, on the day and year first written above.

MOD-PAC CORP.

By:	/s/ David B. Lupp
Name: David B. Lupp
Title: Chief Operating Officer and Chief Financial Officer

/s/ Daniel G. Keane
Daniel G. Keane

/s/ Kevin T. Keane
Kevin T. Keane

/s/ Elizabeth R. Keane
Elizabeth R. Keane

/s/ Leslie R. Keane
Leslie R. Keane

/s/ Daniel G. Keane
Daniel G. Keane, as Custodian for the account for Stephanie R. Keane under the Uniform Gifts to Minors Act

/s/ Daniel G. Keane
Daniel G. Keane, as Custodian for the account for Victoria M. Keane under the Uniform Gifts to Minors Act

IN WITNESS WHEREOF, this Voting Agreement has been duly executed and delivered by a duly authorized representative of the Company and each Shareholder, on the day and year first written above.

DANIEL G. KEANE DESCENDANTS TRUST

By:	/s/ Leslie R. Keane
Leslie R. Keane
Trustee and Investment Manager

/s/ Elizabeth R. Keane
Elizabeth R. Keane, as Co-Trustee under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997

/s/ Kevin R. Keane
Kevin R. Keane, as Co-Trustee under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997

Annex A

For each Shareholder:

c/o LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

Annex B

Shareholder	Subject Shares	Subject Options

Daniel G. Keane	31,921 shares of Common Stock	Stock Options for 223,400 shares of Common Stock
201,237 shares of Class B Stock

Kevin T. Keane	5,000 shares of Common Stock	Stock Options for 64,750 shares of Common Stock
63,236 shares of Class B Stock

Elizabeth R. Keane	1,939 shares of Common Stock	-
2,101 shares of Class B Stock

Leslie R. Keane	16,997 shares of Common Stock	-
14,995 shares of Class B Stock

Daniel G. Keane, as custodian for the account for Stephanie R. Keane under the Uniform Gifts to Minors Act	12,500 shares of Common Stock	-

Daniel G. Keane, as custodian for the account for Victoria M. Keane under the Uniform Gifts to Minors Act	12,500 shares of Common Stock	-

Daniel G. Keane Descendants Trust	406,905 shares of Common Stock	-

Elizabeth R. Keane and Kevin R. Keane, as co-Trustees under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997	27,500 shares of Common Stock	-
10,312 shares of Class B Stock

Annex E

ROLLOVER AGREEMENT

This Rollover Agreement (this “Agreement”) is made and entered into as of April 11, 2013, by and among LeCaron Enterprises Corp., a Delaware corporation ("Family Corp."), and the shareholders (“Family Shareholders”) of MOD-PAC CORP., a New York corporation (“Mod-Pac”), listed on Annex A attached hereto.

WHEREAS, concurrently with the execution and delivery of this Agreement, Rosalia Capital LLC, a Delaware limited liability company and wholly-owned subsidiary of Family Corp. (“Parent”), Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Mod-Pac are entering into an Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into Mod-Pac, with Mod-Pac surviving as a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Family Shareholder is the beneficial owner of, and has the right to vote and dispose of, (i) that number of shares of Common Stock, par value $0.01 per share, of Mod-Pac (“Mod-Pac Common Stock”) set forth opposite such Family Shareholder’s name on Annex B hereto (such shares, together with any shares of Mod-Pac Common Stock that such Family Shareholder may acquire after the date hereof and prior to the Effective Time (as defined in the Merger Agreement), the “Owned Mod-Pac Common Shares”), and (ii) that number of shares of Class B Stock, par value $0.01 per share, of Mod-Pac (“Mod-Pac Class B Stock”), set forth opposite such Family Shareholder’s name on Annex B hereto (such shares, together with any shares of Mod-Pac Class B Stock that such Family Shareholder may acquire after the date hereof and prior to the Effective Time, the “Owned Mod-Pac Class B Shares”); and

WHEREAS, each Family Shareholder and Family Corp. desire that, subject to the conditions set forth herein, immediately prior to the Effective Time, such Family Shareholder shall convert all of its Owned Mod-Pac Class B Shares into shares of Mod-Pac Common Stock on a one-for-one-basis and then contribute all of its Owned Mod-Pac Common Shares (including all of the shares of Mod-Pac Common Stock into which its Owned Mod-Pac Class B Shares shall have so converted) to the capital of Family Corp. in exchange for newly issued shares of Class A Common Stock, par value $0.01 per share, of Family Corp. ("Class A Common Stock") and newly issued shares of Class B Common Stock, par value $0.01 per share, of Family Corp. ("Class B Common Stock").

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

1.             Rollover Transactions. Upon the terms and conditions set forth herein, at the Rollover Closing, (i) each Family Shareholder shall convert all of its Owned Mod-Pac Class B Shares into shares of Mod-Pac Common Stock on a one-for-one basis in accordance with Mod-Pac's certificate of incorporation, and then contribute, assign, transfer, convey and deliver all of such Family Shareholder’s Owned Mod-Pac Common Shares (including all of the shares of Mod-Pac Common Stock into which such Family Shareholder's Owned Mod-Pac Class B Shares shall have so converted) (the "Rollover Shares") to Family Corp., and in exchange for such Rollover Shares, Family Corp. shall issue and deliver to such Family Shareholder (x) that number of shares of Class A Common Stock (the "Family Corp. Class A Shares") equal to the number of such Family Shareholder's Owned Mod-Pac Common Shares (determined immediately before giving effect to the share conversion referred to above) and (y) that number of shares of Class B Common Stock (the "Family Corp. Class B Shares") equal to the number of such Family Shareholder's Owned Mod-Pac Class B Shares (determined immediately before giving effect to the share conversion referred to above); and (ii) any and all outstanding shares of Common Stock of Family Corp., if any, previously issued shall cease to be outstanding and shall automatically be cancelled and shall cease to exist.  The transactions referred to in the prior sentence are referred to herein collectively as the "Rollover Transactions".

2.             Closing.

(a)           The closing of the Rollover Transactions pursuant to Section 1 (the “Rollover Closing”) will take place, subject to Section 4, take place, immediately prior to the Effective Time, at the offices of Hodgson Russ LLP at the Guaranty Building, 140 Pearl Street, Suite 100, Buffalo, New York 14202 or otherwise, if agreed by all of the parties hereto.

(b)           At the Rollover Closing, (i) each Family Shareholder will deliver (x) in the case of such Family Shareholder's Rollover Shares held in "street name" (if any), ownership of such Rollover Shares to a brokerage account established in the name of Family Corp. in accordance with customary practices for the transfer of shares held in such manner, and (y) in the case of the remainder of such Family Shareholder's Rollover Shares, to Family Corp. the original stock certificates issued by Mod-Pac representing all of such remaining Rollover Shares, duly endorsed by such Family Shareholder in blank (or accompanied by stock powers duly executed by such Family Shareholder in blank form), against (ii) delivery by Family Corp. to such Family Shareholder of original stock certificates issued by Family Corp. representing all of the Family Corp. Class A Shares and Family Corp. Class B Shares (collectively, "Family Corp. Shares") to be issued to such Family Shareholder pursuant to Section 1.

3.             Representations and Warranties of the Family Shareholders.  Each Family Shareholder, severally as to itself, represents and warrants to Family Corp. as follows:

(a)           Binding Agreement. Such Family Shareholder has the legal capacity to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and (i) in the case of each Family Shareholder which is an individual, the execution, delivery and performance of this Agreement by such Family Shareholder and the consummation by such Family Shareholder of the transactions contemplated hereby do not require any consent from such Family Shareholder’s spouse or any other person that has not already been obtained, (ii) if such Family Shareholder is the Daniel G. Keane Descendants Trust, Leslie R. Keane is such Family Shareholder's trustee and investment manager and has the requisite authority, on behalf of such Family Shareholder, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and (iii) if such Family Shareholder is entering into this Agreement in its capacity as a trustee or custodian, such Family Shareholder has the requisite authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby in such capacity.  Such Family Shareholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Family Shareholder, enforceable against such Family Shareholder in accordance with its terms.

(b)           No Conflict. Neither the execution, delivery and performance by such Family Shareholder of this Agreement, nor the consummation by such Family Shareholder of the transactions contemplated hereby, will (i) if such Family Shareholder is not an individual, violate any provision of its organizational documents, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding to which such Family Shareholder is a party (including, if such Family Shareholder is entering into this Agreement in its capacity as a trustee or custodian, any trust agreement or custodial agreement governing such Family Shareholder's conduct in such capacity), (iii) result in the creation of a security interest, lien, charge, encumbrance, or other similar claim on such Family Shareholder’s Rollover Shares, or (iv) violate or conflict with any Law, writ, injunction or decree applicable to such Family Shareholder or such Family Shareholder’s Rollover Shares.

(c)           Ownership of Rollover Shares. Such Family Shareholder is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which meaning will apply for all purposes of this Agreement) of the Rollover Shares set forth opposite such Family Shareholder's name in Annex B hereto, free and clear of any security interests, liens, charges, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Shares), except as may exist by reason of this Agreement, the Voting Agreement, federal securities laws and Mod-PAC trading policies.  Except as provided for in this Agreement or the Voting Agreement, there are no outstanding options or other rights to acquire from such Family Shareholder, or obligations of such Family Shareholder to sell or to dispose of, any of such Family Shareholder's Rollover Shares.

(d)           Investor’s Experience.  Such Family Shareholder’s financial situation is such that such Family Shareholder can afford to bear the economic risk of holding the Family Corp. Shares to be received by such Family Shareholder pursuant to this Agreement, and such Family Shareholder can afford (or, if such Family Shareholder is entering into this Agreement in its capacity as a trustee or custodian, the applicable trust or beneficiary can afford) to suffer complete loss of its investment in such Family Corp. Shares.

(e)           Investment Intent.  Such Family Shareholder is acquiring Family Corp. Shares solely for the Family Shareholder’s own account for investment (or, if such Family Shareholder is entering into this Agreement in its capacity as a trustee or custodian, solely for the applicable trust or beneficiary's account for investment) and not with a view to or for sale in connection with any distribution thereof in violation of applicable Laws.  Such Family Shareholder agrees that such Family Shareholder will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Family Corp. Shares received by such Family Shareholder pursuant to this Agreement (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of such Family Corp. Shares), except in compliance with (i) the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) applicable state and non-U.S. securities or “blue sky” laws and (iii) the provisions of this Agreement and any other agreements to which such Family Shareholder is a party with Family Corp. and/or the other Family Shareholders.

4.             Conditions Precedent.  The obligation of each party hereto to consummate the Rollover Transactions is subject to the conditions set forth in Sections 6.01 and 6.02 of the Merger Agreement being satisfied or waived by Parent (other than any such conditions that by their nature are to be satisfied at the Closing, but subject to the prior or substantially concurrent satisfaction of such conditions) or such party hereto waiving, solely for purposes of this Agreement, such conditions set forth in Section 6.01 and 6.02 of the Merger Agreement being so satisfied or waived.

5.             Further Assurances.  Each party to this Agreement shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

6.             Termination.  This Agreement shall terminate upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, and (b) a written agreement between the Company and a Family Shareholder to terminate this Agreement, provided that any such termination shall be effective only with respect to such Family Shareholder.  The termination of this Agreement in accordance with this Section shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.

7.             Survival.  The representations, warranties and agreements of the parties contained in this Agreement shall not survive any termination of this Agreement, provided, however, that no such termination shall relieve any party hereto from any liability for any breach of this Agreement committed prior to such termination.

8.           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopy, overnight courier service or by registered or certified mail (postage prepaid, return receipt requested), to the respective parties at the following addresses or at such addresses as shall be specified by the parties by like notice:

If to Family Corp.:

LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

Attention:  Daniel G. Keane

with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telecopier:  (212) 935-9935

Attention:  Peter J. Halasz

If to any Family Shareholder, to the address for such Family Shareholder set forth on Annex A hereto, with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telecopier:  (212) 935-9935

Attention:  Peter J. Halasz

9.             Entire Agreement.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

10.           Amendment.  This Agreement may not be modified, amended, altered or supplemented except by written agreement among all of the parties hereto.

11.           Binding Effect; Benefits. This Agreement will be binding upon the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators.  Nothing in this Agreement, express or implied, is intended or will be construed to give any person other than the parties to this Agreement and their respective successors, permitted assigns, heirs, executors and administrators any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

12.           Successors and Assigns.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by any Family Shareholder without the prior written consent of Family Corp.; provided that, without the prior written consent of the Family Corp., a Family Shareholder may assign its rights hereunder in connection with any Permitted Transfer (as defined in the Voting Agreement) under the terms of the Voting Agreement (a “Permitted Assignee”), provided that any Permitted Assignee shall, as a condition to any such assignment, execute a joinder agreement, in form and substance reasonably satisfactory to the Family Corp., whereby the Permitted Assignee agrees to be bound by the provisions of this Agreement applicable to the Family Shareholders.

13.           Counterparts.  This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14.           Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply.  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court for the Western District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (ii) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  To the extent permitted by law, each party hereby irrevocably agrees that any suit, action or other proceeding brought by it against any other party hereto shall be brought, heard and determined solely in such courts.  Each of the parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 8 of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

15.           Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION.

16.           Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions of this Agreement in any other jurisdiction so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

17.           Interpretation.  The subject headings of the Sections and subsections of this Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions of this Agreement.  References in this Agreement to Sections and Annexes are to the Sections and Annexes to this Agreement, unless the context requires otherwise.  Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; and (iv) the word “or” shall be disjunctive but not exclusive unless the context clearly prohibits that construction.

18.           Effectiveness. The obligations of the parties under this Agreement shall not be effective or binding upon the parties until such time as this Agreement is executed and delivered by all of the parties specified herein as parties hereto.

19.           Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed them in the Merger Agreement.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have executed this Rollover Agreement as of the date first above written.

LECARON ENTERPRISES CORP.

By:	/s/ Daniel G. Keane
Daniel G. Keane
President and Chief Executive Officer

/s/ Daniel G. Keane
Daniel G. Keane

/s/ Kevin T. Keane
Kevin T. Keane

/s/ Elizabeth R. Keane
Elizabeth R. Keane

/s/ Leslie R. Keane
Leslie R. Keane

/s/ Daniel G. Keane
Daniel G. Keane, as Custodian for the account for Stephanie R. Keane under the Uniform Gifts to Minors Act

/s/ Daniel G. Keane
Daniel G. Keane, as Custodian for the account for Victoria M. Keane under the Uniform Gifts to Minors Act

IN WITNESS WHEREOF, the parties hereto have executed this Rollover Agreement as of the date first above written.

Daniel G. Keane Descendants Trust

By:	/s/ Leslie R. Keane
Leslie R. Keane Trustee and Investment Manager

/s/ Elizabeth R. Keane
Elizabeth R. Keane, as Co-Trustee under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997

/s/ Kevin R. Keane
Kevin R. Keane, as Co-Trustee under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997

Annex A

For each Family Shareholder:

c/o LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

Annex B

Family Shareholder	Mod-Pac Common Stock	Mod-Pac Class B Stock

Daniel G. Keane	31,921 shares	201,237 shares

Kevin T. Keane	5,000 shares	63,236 shares

Elizabeth R. Keane	1,939 shares	2,101 shares

Leslie R. Keane	16,997 shares	14,995 shares

Daniel G. Keane, as custodian for the account for Stephanie R. Keane under the Uniform Gifts to Minors Act	12,500 shares	-

Daniel G. Keane, as custodian for the account for Victoria M. Keane under the Uniform Gifts to Minors Act	12,500 shares	-

Daniel G. Keane Descendants Trust	406,905 shares	-

Elizabeth R. Keane and Kevin R. Keane, as co-Trustees under the Irrevocable Lifetime Trust Agreement dated as of October 15, 1997	27,500 shares	10,312 shares

Annex F

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is made and entered into as of April 11, 2013, by and between LeCaron Enterprises Corp., a Delaware corporation ("Family Corp."), and Rosalia Capital LLC, a Delaware limited liability company and wholly-owned subsidiary of Family Corp. ("Rosalia").

WHEREAS, concurrently with the execution and delivery of this Agreement, Rosalia, Mandan Acquisition Corp., a New York corporation and wholly owned subsidiary of Rosalia (“Merger Sub”), and Mod-Pac Corp., a New York corporation ("Mod-Pac") are entering into an Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into Mod-Pac, with Mod-Pac surviving as a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Family Corp. is entering into a Rollover Agreement, dated as of the date of this Agreement (as amended, supplemented or otherwise modified from time to time, the "Rollover Agreement"), with certain shareholders of Mod-Pac (the "Family Shareholders"), providing for the Family Shareholders' contribution, immediately prior to the Effective Time (after giving effect to the conversion of all of their shares of Class B Stock of Mod-Pac into shares of Common Stock of Mod-Pac (in each case as defined in the Merger Agreement)), of all of their shares of Mod-Pac's Common Stock (the "Rollover Shares") to Family Corp. in exchange for their receipt of newly issued shares of Family Corp.'s capital stock (the "Rollover"); and

WHEREAS, subject to the conditions set forth herein, immediately after the consummation of the Rollover, but prior to the Effective Time, Family Corp. and Rosalia desire that Family Corp. contribute all of the Rollover Shares to the capital of Rosalia;

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

1.             Contribution. At the Closing, Family Corp. will contribute, assign, transfer, convey and deliver all of the Rollover Shares to the capital of Rosalia.

2.             Closing.

(a)           The closing of the transactions contemplated by Section 1 (the “Closing”) will take place immediately after the occurrence of the Rollover Closing, but prior to the Effective Time, at the offices of Hodgson Russ LLP at the Guaranty Building, 140 Pearl Street, Suite 100, Buffalo, New York 14202 or otherwise, if agreed by all of the parties hereto.

(b)           At the Closing, Family Corp. will deliver (i) in the case of the Rollover Shares held in "street name" (if any), ownership of such Rollover Shares to a brokerage account established in the name of Rosalia in accordance with customary practices for the transfer of shares held in such manner, and (y) in the case of the remainder of the Rollover Shares, to Rosalia the original stock certificates representing all of such Rollover Shares, duly endorsed by Family Corp. in blank (or accompanied by stock powers duly executed by Family Corp. in blank form).

3.             Further Assurances.  Each party to this Agreement shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

4.             Termination.  This Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms.

5.             Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopy, overnight courier service or by registered or certified mail (postage prepaid, return receipt requested), to the respective parties at the following addresses or at such addresses as shall be specified by the parties by like notice:

(i)         If to Family Corp.:

LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

Attention:  Daniel G. Keane

with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telecopier:  (212) 935-9935

Attention:  Peter J. Halasz

(ii)        If to Rosalia:

Rosalia Capital LLC

c/o LeCaron Enterprises Corp.

P. O. Box 754

Buffalo, New York 14207-0754

Attention:  Daniel G. Keane

with a copy to (which shall not constitute notice):

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telecopier:  (212) 935-9935

Attention:  Peter J. Halasz

6.             Entire Agreement.  This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

7.             Amendment.  This Agreement may not be modified, amended, altered or supplemented except by written agreement of each of the parties hereto.

8.             Binding Effect; Benefits. This Agreement will be binding upon the parties hereto and their respective successors and permitted assigns.  Nothing in this Agreement, express or implied, is intended or will be construed to give any person other than the parties to this Agreement and their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

9.             Successors and Assigns.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof will be assignable by Family Corp. without the prior written consent of Rosalia.

10.           Counterparts.  This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11.           Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply.  Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court for the Western District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (ii) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  To the extent permitted by law, each party hereby irrevocably agrees that any suit, action or other proceeding brought by it against any other party hereto shall be brought, heard and determined solely in such courts.  Each of the parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 5 of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

12.           Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION.

13.           Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions of this Agreement in any other jurisdiction so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

14.           Interpretation.  The subject headings of the Sections and subsections of this Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of the provisions of this Agreement.  References in this Agreement to Sections are to the Sections to this Agreement, unless the context requires otherwise.  Unless the context of this Agreement otherwise requires, (i) words using the singular or plural number also include the plural or singular number, respectively; (ii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; and (iii) the word “or” shall be disjunctive but not exclusive unless the context clearly prohibits that construction.

15.           Effectiveness. The obligations of the parties under this Agreement shall not be effective or binding upon the parties until such time as this Agreement is executed and delivered by all of the parties specified herein as parties hereto.

16.           Definitions.  Unless otherwise indicated herein, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed them in the Merger Agreement.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date first above written.

LECARON ENTERPRISES CORP.

By:	s/Daniel G. Keane
Daniel G. Keane
President and Chief Executive Officer

ROSALIA CAPITAL LLC

By:	s/Daniel G. Keane
Daniel G. Keane
President and Chief Executive Officer

Annex G

§623.  Procedure to enforce shareholder’s right to receive payment for shares

(a)  A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action.  The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken.  Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

(b)  Within ten days after the shareholders’ authorization date, which term as used in this section means the date on which the shareholders’ vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

(c)  Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares.  Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

(d)  A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially.  A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

(e)  Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section.  A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made.  Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation.  In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g).  If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters’ rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

(f)  At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf.  Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter’s rights unless a court, for good cause shown, shall otherwise direct.  Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

(g)  Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders’ authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value.  Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares.  If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates.  If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action.  Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters’ rights.  If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders’ authorization date, the offer may be conditioned upon the consummation of such action.  Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence.  Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders’ authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission.  If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

(h)  The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

(1)  The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares.  If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

(2)  If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period.  If such proceeding is not instituted within such thirty day period, all dissenter’s rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

(3)  All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares.  The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting  shareholder either by registered mail and publication, or in such other manner as is permitted by law.  The jurisdiction of the court shall be plenary and exclusive.

(4)  The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares.  If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders’ authorization date.  In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder’s right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors.  The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee.  Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert’s reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

(5)  The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

(6)  The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment.  In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding.  If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed him.

(7)  Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it.  Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith.  The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following:  (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith.  In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

(8)  Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

(i)  Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

(j)  No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent.  In such event, the dissenting shareholder shall, at his option:

(1)  Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

(2)  Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

(3)  The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph.  If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

(k)  The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

(l)  Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

(m)  This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

§910.  Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange

(a)  A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder’s right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

(1)  Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C).

(A)  Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

(i)  To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

(ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subclause (i), unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

(iii)  Notwithstanding subclause (ii) of this clause, to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(B)  Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders’ approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

(C)  Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(2)  Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

(3)  Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

Annex H

MOD-PAC CORP.

INCOME STATEMENT

($ in thousands)

	Projected Year Ending December 31,
	2013	2014	2015	2016	2017

Custom Folding Cartons	$47,000	$47,987	$49,307	$51,279	$53,330
Stock Packaging	10,237	10,237	10,237	10,237	10,237
Personalized Print	2,651	2,651	2,651	2,651	2,651
Rental Income	394	394	394	394	394
Total Revenue	$60,282	$61,269	$62,589	$64,561	$66,612
Revenue Growth	1.7%	1.6%	2.2%	3.2%	3.2%

Cost of Sales	48,963	49,901	50,953	52,730	54,698
Gross Profit	$11,319	$11,368	$11,635	$11,831	$11,914
Gross Margin	18.8%	18.6%	18.6%	18.3%	17.9%

Operating Expense	8,051	7,965	8,137	8,328	8,526
Operating Income	$3,268	$3,403	$3,499	$3,502	$3,388
Operating Margin	5.4%	5.6%	5.6%	5.4%	5.1%

Interest Expense	180	180	180	180	180
Pretax Income	$3,088	$3,223	$3,319	$3,322	$3,208

Income Taxes	1,050	1,128	1,162	1,163	1,123
Net Income	$2,038	$2,095	$2,157	$2,159	$2,085
Net Income Margin	3.4%	3.4%	3.4%	3.3%	3.1%

Operating Income	$3,268	$3,403	$3,499	$3,502	$3,388
Transaction Expenses	68	-	-	-	-
Net Write-Down of Impaired Assets	143	-	-	-	-
Adjusted EBIT1	$3,479	$3,403	$3,499	$3,502	$3,388

Depreciation & Amortization	2,811	2,184	2,072	2,176	2,423
Adjusted EBITDA2	$6,290	$5,587	$5,571	$5,678	$5,810
Adjusted EBITDA Margin3	10.4%	9.1%	8.9%	8.8%	8.7%

____________________________

1 Adjusted EBIT means consolidated net income before interest expenses and income taxes and, for 2013, transaction expenses and net write-down of impaired assets.

2 Adjusted EBITDA means Adjusted EBIT less depreciation and amortization.

3 Adjusted EBITDA Margin means Adjusted EBITDA divided by Total Revenue.

Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP.  Nevertheless, the Company believes that providing this non-GAAP information is helpful for investors and other readers of the Company’s financial statements, as it is used as an analytical indicator by the Company’s management.  Because Adjusted EBIT, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures and are thus susceptible to varying calculations, they, as presented, may not be directly comparable to other similarly-titled measures used by other companies.

H-1

MOD-PAC CORP.

BALANCE SHEET

($ in thousands)

	Projected Year Ending December 31,
	2013	2014	2015	2016	2017
Cash	$5,766	$8,040	$10,165	$12,212	$14,349
Accounts Receivable, net	6,568	7,134	7,288	7,517	7,756
Inventory	7,729	7,448	7,605	7,870	8,164
Other Current Assets	376	490	501	516	533
Total Current Assets	20,439	23,112	25,558	28,116	30,802

Property, Plant and Equipment, net	14,301	13,955	13,760	13,521	13,097
Other Long-Term Assets	1,382	1,382	1,382	1,382	1,382

Total Assets	$36,122	$38,448	$40,700	$43,019	$45,281

Accounts Payable	$2,448	$2,734	$2,792	$2,889	$2,997
Accrued Expenses	1,214	1,148	1,172	1,213	1,258
Income Taxes Payable	590	601	614	635	659
Total Current Liabilities	4,252	4,483	4,578	4,738	4,914

Senior Debt	1,800	1,800	1,800	1,800	1,800
Other Long-Term Liabilities	26	26	26	26	26
Total Liabilities	6,078	6,309	6,404	6,564	6,740

Total Equity	30,044	32,139	34,296	36,456	38,541

Total Liabilities and Equity	$36,122	$38,448	$40,700	$43,019	$45,281

H-2

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION

PROXY — COMMON STOCK

MOD-PAC CORP.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on __________, 2013.

Vote by Internet

•	Log on to the Internet and go to _____________

•	Follow the steps outlined on the secured website.

Vote by telephone

•	Call toll free ___________ within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. x

Special Meeting Proxy Card	1234	5678	9012	345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote “FOR” each of the following proposals.

FOR	AGAINST	ABSTAIN

1. Adoption of the Agreement and Plan of Merger, dated as of April 11, 2013, as the same may be amended from time to time, by and among Rosalia Capital LLC, and Mandan Acquisition Corp. and MOD-PAC Corp., as described in the proxy statement, and approval of the merger contemplated thereby.

☐	☐	☐

FOR	AGAINST	ABSTAIN

2. Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Agreement and Plan of Merger and approve the merger contemplated thereby.

☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof on behalf of the undersigned, provided the Company does not know, at a reasonable time before the Special Meeting, that such matters are to be presented at the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH

AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MOD-PAC CORP.

SPECIAL MEETING OF MOD-PAC CORP.

_______________________, 2013

The undersigned hereby appoints ___________________ and __________________, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of MOD-PAC Corp. held of record by the undersigned on ___________, 2013 at the Special Meeting of Shareholders to be held at ___________________________________, New York, on ___________, 2013, or any adjournment or postponement thereof.

This proxy authorizes each of the persons named above to vote at his discretion on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof, on behalf of the undersigned, provided the Company does not know, at a reasonable time before the Special Meeting, that such matters are to be presented at the meeting. If this card contains no specific voting instructions, my (our) shares will be voted in accordance with the recommendation of the Board of Directors.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOD-PAC CORP. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, THE APPROVAL OF THE MERGER CONTEMPLATED THEREBY AND THE APPROVAL OF THE PROPOSAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER’S SPECIFICATIONS ON THE REVERSE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT OF MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders and proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on _______________, 2013: The proxy statement and proxy card are available at [ • ]

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION

PROXY — CLASS B STOCK

MOD-PAC CORP.

IMPORTANT SPECIAL MEETING INFORMATION

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 PM, Eastern Time, on __________, 2013.

Vote by Internet

•	Log on to the Internet and go to ____________

•	Follow the steps outlined on the secured website.

Vote by telephone

•	Call toll free ______________ within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. x

Special Meeting Proxy Card	1234	5678	9012	345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote “FOR” each of the following proposals.

FOR	AGAINST	ABSTAIN

1. Adoption of the Agreement and Plan of Merger, dated as of April 11, 2013, as the same may be amended from time to time, by and among Rosalia Capital LLC and Mandan Corp. and MOD-PAC Corp., as described in the proxy statement, and approval of the merger contemplated thereby.

☐	☐	☐

FOR	AGAINST	ABSTAIN

2. Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Agreement and Plan of Merger and approve the merger contemplated thereby.

☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof on behalf of the undersigned, provided the Company does not know, at a reasonable time before the Special Meeting, that such matters are to be presented at the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH

AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – MOD-PAC CORP.

SPECIAL MEETING OF MOD-PAC CORP.

_______________________, 2013

The undersigned hereby appoints ___________________ and __________________, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of MOD-PAC Corp. held of record by the undersigned on _______________, 2013 at the Special Meeting of Shareholders to be held at ___________________________________, New York, on ___________, 2013, or any adjournment or postponement thereof.

This proxy authorizes each of the persons named above to vote at his discretion on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof, on behalf of the undersigned, provided the Company does not know, at a reasonable time before the Special Meeting, that such matters are to be presented at the meeting. If this card contains no specific voting instructions, my (our) shares will be voted in accordance with the recommendation of the Board of Directors.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOD-PAC CORP. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT, THE APPROVAL OF THE MERGER CONTEMPLATED THEREBY AND THE APPROVAL OF THE PROPOSAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER’S SPECIFICATIONS ON THE REVERSE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT OF MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders and proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on _______________, 2013: The proxy statement and proxy card are available at www.modpac.com.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.